UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

May 31, 2013

Columbia Diversified Equity Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Diversified Equity Income Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Diversified Equity Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Diversified Equity Income Fund

Performance Overview

Performance Summary

>  Columbia Diversified Equity Income Fund (the Fund) Class A shares returned 28.46% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.71% for the same 12-month period.

>  While the Fund's absolute gains were robust, the detracting effects of positioning in consumer staples, consumer discretionary, telecommunication services, industrials and cash more than offset the positive contributions made by the positioning in financials and utilities relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/90
Excluding sales charges		28.46	2.95	9.31
Including sales charges		21.02	1.74	8.67
Class B	03/20/95
Excluding sales charges		27.38	2.16	8.48
Including sales charges		22.38	1.79	8.48
Class C	06/26/00
Excluding sales charges		27.46	2.17	8.48
Including sales charges		26.46	2.17	8.48
Class I*	03/04/04	28.92	3.41	9.74
Class K (formerly Class R4)	03/20/95	28.61	3.13	9.49
Class R*	12/11/06	28.05	2.64	8.99
Class R4* (formerly Class R3)	12/11/06	28.46	2.89	9.22
Class R5*	12/11/06	28.95	3.38	9.59
Class W*	12/01/06	28.38	2.97	9.32
Class Y*	11/08/12	28.77	3.00	9.34
Class Z*	09/27/10	28.69	3.09	9.39
Russell 1000 Value Index		32.71	4.73	8.02

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Diversified Equity Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, the Fund's Class A shares gained 28.46% excluding sales charges. The Fund lagged its benchmark, the Russell 1000 Value Index, which returned 32.71% for the same 12 months. While the Fund's absolute gains were robust, the detracting effects of positioning in consumer staples, consumer discretionary, telecommunication services, industrials and cash more than offset the positive contributions made by the positioning in financials and utilities relative to the benchmark.

U.S. Equities Surged Amidst Investor Optimism

The annual period ended May 31, 2013 marked a time in which the Federal Reserve's (the Fed's) stimulative monetary policy and the tying of its policy moves to unemployment and inflation levels rather than to any date-specific guideline trumped concerns over high unemployment, too-close-to-call presidential elections, a fiscal cliff impasse and persistent European sovereign debt troubles. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors were also encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. Despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

During the annual period overall, all ten sectors in the benchmark generated positive double-digit absolute returns, led by the consumer discretionary, financials, health care and information technology sectors. The weakest sectors on a relative basis were utilities, telecommunication services and materials.

Stock Selection in Consumer Sectors Hampered Results Most

Overall, the Fund's results were hurt primarily by stock selection during the annual period. Sector allocation also detracted, albeit more modestly.

Detracting most was stock selection in consumer staples, where overweighted exposure to the tobacco and food products industries, which lagged the Russell Index during the annual period, particularly hurt. In tobacco, a sizable position in Lorillard hampered results. In food products, positions in Kellogg and Hillshire Brands were disappointments.

Industry and stock selection within consumer discretionary detracted as well, more than offsetting effective allocation positioning. The Fund was prudently overweight the strongly performing consumer discretionary sector, and a position in home building products retailer Home Depot contributed positively to Fund results. However, sizable exposure to the hotel, restaurant and leisure industry, especially a position in fast-food restaurant operator McDonald's, and to the multiline retail industry, especially a position in discount retail giant Target, hampered the Fund's relative performance. McDonald's suffered from less than anticipated top- and bottom-line results, as same-store sales were weak and market share losses were seen in the U.S. Target faced weak U.S. same-store sales and yet-unrealized results from its expansion into the Canadian market.

The Fund's overweighted position and stock selection within the lagging telecommunication services sector detracted from results during the annual period. Positions in AT&T and Verizon Communications each generated positive

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2013)
JPMorgan Chase & Co.	2.9
Citigroup, Inc.	2.8
Pfizer, Inc.	2.7
XL Group PLC	2.3
General Electric Co.	2.2
ACE Ltd.	2.2
Johnson & Johnson	2.0
Bank of America Corp.	1.9
Wells Fargo & Co.	1.9
UnitedHealth Group, Inc.	1.8

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

but paltry returns, as increased competition in the wireless segments of their businesses and declining wireline subscribers pressured their margins. CenturyLink saw its share price decline after it announced a dividend cut made as a result of high cash flow needs within the company.

In industrials, an emphasis on the machinery industry hurt most, with positions in Caterpillar and Joy Global detracting most. The slowdown in commodity demand, especially from China, negatively impacted the earnings of both of these companies during the annual period.

Further detracting from the Fund's results during the annual period was holding a position in cash when the U.S. equity market was rallying strongly.

Financials and Utilities Positioning Lifted Fund Results

On the positive side, stock selection was strong within the financials sector, more than offsetting the detracting effect of being underweight the robustly performing sector. Holdings in companies most exposed to U.S. capital market activity performed best, including sizable positions in JPMorgan Chase, Citigroup, Bank of America and Goldman Sachs. Each of these companies benefited from exposure to persistently low interest rates and better economic activity, wherein loan growth drove profitability. A position in insurance company XL Group was also a strong positive contributor for the Fund during the annual period, as it benefited both from book value growth and from broad industry tailwinds.

Sector allocation was especially effective in utilities, where the Fund had only modest exposure to this worst performing sector in the benchmark during the annual period. Stock selection within utilities also helped, as the Fund was either underweighted or void several of the larger-weighted names within the benchmark.

Company-Specific Drivers Drove Sector Weighting Changes

The Fund's positions in information technology and telecommunication services decreased during the annual period. In information technology, we reduced the Fund's positions in Microsoft and MasterCard and eliminated its position in Apple. In telecommunication services, we reduced the Fund's positions in AT&T and CenturyLink.

Proceeds from these sales and others were used to increase the Fund's positions in financials and health care. In financials, we added to the Fund's positions in Citigroup, JPMorgan Chase and Wells Fargo and established a new position in Morgan Stanley. In health care, we initiated new positions in the pharmaceuticals industry, including those in GlaxoSmithKline and Roche Holding, and in the medical device industry, including a position in Boston Scientific.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

At the end of the annual period, we believed the U.S. equity market would likely continue to benefit from growing expectations of accelerating U.S. economic activity over the remainder of the calendar year. Should such expectations be realized, we believe more cyclical sectors, such as industrials, information technology and select financials industries, may benefit significantly. We

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	99.0
Consumer Discretionary	12.0
Consumer Staples	9.7
Energy	11.0
Financials	21.4
Health Care	13.8
Industrials	12.9
Information Technology	8.5
Materials	2.7
Telecommunication Services	3.3
Utilities	3.7
Convertible Bonds	0.3
Materials	0.3
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer.

Annual Report 2013
5

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

currently believe more interest-rate sensitive sectors may come under increased pressure going forward should interest rates continue to rise. That said, we do not presently believe we are on the verge of a significant expansion of U.S. interest rates. Rather, we believe the Fed will maintain its accommodative monetary policies for some time and any tapering of its securities purchases are likely to be modest and only implemented as economic activity is seen by the Fed as sustainable.

In our view, the primary driver of the U.S. equity market through the end of 2013 is likely to be individual corporate earnings progression rather than macroeconomic or political events. To the extent the U.S. economy does continue to improve, we believe valuations in the U.S. equity market overall did not seem excessive at the end of the fiscal period. Still, we would not be surprised to see some rotation in sector performance. Given this view, we may look to gradually shift emphasis within the Fund from the more traditionally defensive sectors to the more cyclical sectors on an opportunistic basis.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

Annual Report 2013
6

Columbia Diversified Equity Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,180.60	1,019.55	5.87	5.44	1.08
Class B	1,000.00	1,000.00	1,175.80	1,015.81	9.93	9.20	1.83
Class C	1,000.00	1,000.00	1,175.70	1,015.81	9.93	9.20	1.83
Class I	1,000.00	1,000.00	1,183.10	1,021.64	3.59	3.33	0.66
Class K	1,000.00	1,000.00	1,181.00	1,020.19	5.17	4.78	0.95
Class R	1,000.00	1,000.00	1,178.90	1,018.30	7.22	6.69	1.33
Class R4	1,000.00	1,000.00	1,181.20	1,020.79	4.51	4.18	0.83
Class R5	1,000.00	1,000.00	1,182.50	1,021.39	3.86	3.58	0.71
Class W	1,000.00	1,000.00	1,180.10	1,019.55	5.87	5.44	1.08
Class Y	1,000.00	1,000.00	1,182.50	1,021.74	3.48	3.23	0.64
Class Z	1,000.00	1,000.00	1,182.20	1,020.79	4.52	4.18	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Diversified Equity Income Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Automobiles 1.6%
Ford Motor Co.	3,033,220	47,560,889
Hotels, Restaurants & Leisure 1.4%
McDonald's Corp.	382,304	36,919,097
Royal Caribbean Cruises Ltd.	178,481	6,248,620
Total		43,167,717
Media 4.0%
Comcast Corp., Class A	498,727	20,023,889
News Corp., Class A	552,389	17,737,211
Regal Entertainment Group, Class A	558,907	9,892,654
Time Warner, Inc.	510,030	29,770,451
Walt Disney Co. (The)	698,225	44,044,033
Total		121,468,238
Multiline Retail 2.7%
Kohl's Corp.	95,681	4,918,960
Macy's, Inc.	517,685	25,024,893
Target Corp.	728,753	50,648,333
Total		80,592,186
Specialty Retail 2.2%
CST Brands, Inc.(a)	52,846	1,605,987
Gap, Inc. (The)	415,333	16,841,753
Home Depot, Inc. (The)	633,162	49,804,523
Total		68,252,263
Total Consumer Discretionary		361,041,293
Consumer Staples 9.6%
Beverages 0.6%
PepsiCo, Inc.	232,126	18,748,817
Food & Staples Retailing 3.0%
CVS Caremark Corp.	395,597	22,778,475
SYSCO Corp.	671,240	22,687,912
Wal-Mart Stores, Inc.	297,807	22,287,876
Walgreen Co.	502,840	24,015,639
Total		91,769,902
Food Products 3.0%
Kellogg Co.	456,888	28,349,900
Kraft Foods Group, Inc.	459,907	25,354,673
Mead Johnson Nutrition Co.	216,938	17,587,164
Unilever NV - NY Shares	453,688	18,501,397
Total		89,793,134

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.1%
Procter & Gamble Co. (The)	444,482	34,118,438
Tobacco 1.9%
Altria Group, Inc.	290,125	10,473,512
Lorillard, Inc.	797,973	33,865,974
Philip Morris International, Inc.	126,869	11,533,661
Total		55,873,147
Total Consumer Staples		290,303,438
Energy 10.9%
Energy Equipment & Services 1.8%
C&J Energy Services, Inc.(a)	245,896	4,573,666
Cameron International Corp.(a)	341,689	20,798,609
Schlumberger Ltd.	275,918	20,150,291
Seadrill Ltd.	237,322	9,618,661
Total		55,141,227
Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	195,502	17,100,560
BP PLC, ADR	726,040	31,154,376
Chevron Corp.	411,281	50,484,743
Enbridge, Inc.	726,836	31,406,584
EQT Corp.	257,584	20,575,810
Kinder Morgan, Inc.	115,122	4,372,334
Occidental Petroleum Corp.	271,647	25,010,539
Phillips 66	275,657	18,350,486
Pioneer Natural Resources Co.	214,895	29,801,639
Suncor Energy, Inc.	740,034	22,430,430
Valero Energy Corp.	473,485	19,237,696
Williams Companies, Inc. (The)	175,301	6,167,089
Total		276,092,286
Total Energy		331,233,513
Financials 21.2%
Capital Markets 3.2%
BlackRock, Inc.	43,355	12,104,716
Goldman Sachs Group, Inc. (The)	334,067	54,145,579
Morgan Stanley	1,133,272	29,351,745
Total		95,602,040
Commercial Banks 1.8%
Wells Fargo & Co.	1,370,090	55,557,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.5%
Capital One Financial Corp.	272,441	16,599,830
Diversified Financial Services 7.4%
Bank of America Corp.	4,083,471	55,780,214
Citigroup, Inc.	1,613,796	83,901,254
JPMorgan Chase & Co.	1,558,220	85,063,230
Total		224,744,698
Insurance 7.7%
ACE Ltd.	716,131	64,222,628
Allstate Corp. (The)	769,240	37,108,138
American International Group, Inc.(a)	116,438	5,176,833
Endurance Specialty Holdings Ltd.	153,953	7,748,454
MetLife, Inc.	478,088	21,136,270
PartnerRe Ltd.	31,024	2,812,326
Travelers Companies, Inc. (The)	309,830	25,938,968
XL Group PLC	2,203,658	69,260,971
Total		233,404,588
Real Estate Investment Trusts (REITs) 0.6%
ProLogis, Inc.	156,502	6,307,030
Weyerhaeuser Co.	370,841	11,058,479
Total		17,365,509
Total Financials		643,273,815
Health Care 13.7%
Health Care Equipment & Supplies 0.7%
Boston Scientific Corp.(a)	2,275,163	21,022,506
Health Care Providers & Services 3.1%
Aetna, Inc.	256,843	15,508,180
CHS/Community Health Systems, Inc.	211,492	10,187,570
UnitedHealth Group, Inc.	872,421	54,639,727
Universal Health Services, Inc., Class B	189,450	13,098,573
Total		93,434,050
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	344,581	30,426,503
Pharmaceuticals 8.9%
AstraZeneca PLC, ADR	277,781	14,236,276
GlaxoSmithKline PLC, ADR	577,961	29,921,041
Johnson & Johnson	693,027	58,339,013
Merck & Co., Inc.	670,749	31,323,978

Common Stocks (continued)

Issuer	Shares	Value ($)
Novartis AG, ADR	521,747	37,440,565
Pfizer, Inc.	2,949,219	80,307,233
Roche Holding AG, ADR	299,908	18,696,265
Total		270,264,371
Total Health Care		415,147,430
Industrials 12.7%
Aerospace & Defense 2.7%
Boeing Co. (The)	312,048	30,898,993
Honeywell International, Inc.	250,460	19,651,092
United Technologies Corp.	322,054	30,562,924
Total		81,113,009
Airlines 1.2%
Delta Air Lines, Inc.(a)	688,113	12,392,915
United Continental Holdings, Inc.(a)	764,489	24,815,313
Total		37,208,228
Commercial Services & Supplies 0.7%
ADT Corp. (The)	256,105	10,395,302
Tyco International Ltd.	274,292	9,273,812
Total		19,669,114
Construction & Engineering 0.4%
Fluor Corp.	189,411	11,972,669
Electrical Equipment 2.2%
ABB Ltd., ADR	549,288	11,968,986
Eaton Corp. PLC	732,851	48,412,137
Emerson Electric Co.	127,409	7,320,921
Total		67,702,044
Industrial Conglomerates 2.1%
General Electric Co.	2,789,211	65,044,401
Machinery 2.5%
Caterpillar, Inc.	270,763	23,231,466
Joy Global, Inc.	318,991	17,251,033
Parker Hannifin Corp.	269,708	26,906,070
Pentair Ltd.	125,316	7,298,404
Total		74,686,973
Road & Rail 0.9%
Union Pacific Corp.	184,534	28,532,647
Total Industrials		385,929,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 8.4%
Communications Equipment 1.7%
Cisco Systems, Inc.	2,169,551	52,242,788
Electronic Equipment, Instruments & Components 0.6%
TE Connectivity Ltd.	405,420	17,996,594
Internet Software & Services 0.5%
eBay, Inc.(a)	302,943	16,389,216
IT Services 1.6%
Accenture PLC, Class A	191,812	15,749,683
Mastercard, Inc., Class A	56,607	32,280,142
Total		48,029,825
Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	332,983	15,293,909
Fairchild Semiconductor International, Inc.(a)	880,353	12,773,922
Infineon Technologies AG, ADR	803,081	6,806,112
Intel Corp.	897,589	21,793,461
Microchip Technology, Inc.	403,434	14,717,272
ON Semiconductor Corp.(a)	1,884,221	16,128,932
Total		87,513,608
Software 1.1%
Microsoft Corp.	211,894	7,390,863
Oracle Corp.	743,999	25,117,406
Total		32,508,269
Total Information Technology		254,680,300
Materials 2.6%
Chemicals 2.2%
Dow Chemical Co. (The)	269,042	9,271,187
LyondellBasell Industries NV, Class A	480,424	32,020,260
Mosaic Co. (The)	423,937	25,783,848
Total		67,075,295
Paper & Forest Products 0.4%
International Paper Co.	276,711	12,770,213
Total Materials		79,845,508
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,204,868	42,158,331
CenturyLink, Inc.	277,777	9,486,084
Deutsche Telekom AG, ADR	1,048,047	12,031,580
Verizon Communications, Inc.	370,485	17,961,113
Total		81,637,108

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR	654,449	18,946,299
Total Telecommunication Services		100,583,407
Utilities 3.7%
Electric Utilities 1.8%
American Electric Power Co., Inc.	162,820	7,460,412
Duke Energy Corp.	304,589	20,386,142
NextEra Energy, Inc.	205,509	15,540,591
PPL Corp.	310,784	9,230,285
Total		52,617,430
Multi-Utilities 1.9%
Dominion Resources, Inc.	298,641	16,888,149
PG&E Corp.	368,918	16,568,107
Sempra Energy	299,391	24,340,488
Total		57,796,744
Total Utilities		110,414,174
Total Common Stocks (Cost: $2,340,596,874)		2,972,451,963

Convertible Bonds 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.3%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	6,519,000	8,706,939
Total Convertible Bonds (Cost: $6,519,000)			8,706,939

Money Market Funds 0.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(b)(c)	21,948,424	21,948,424
Total Money Market Funds (Cost: $21,948,424)		21,948,424
Total Investments (Cost: $2,369,064,298)		3,003,107,326
Other Assets & Liabilities, Net		30,973,900
Net Assets		3,034,081,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	40,776,449	766,250,784	(785,078,809)	21,948,424	50,893	21,948,424

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	361,041,293	—	—	361,041,293
Consumer Staples	290,303,438	—	—	290,303,438
Energy	331,233,513	—	—	331,233,513
Financials	643,273,815	—	—	643,273,815
Health Care	415,147,430	—	—	415,147,430
Industrials	385,929,085	—	—	385,929,085
Information Technology	254,680,300	—	—	254,680,300
Materials	79,845,508	—	—	79,845,508
Telecommunication Services	100,583,407	—	—	100,583,407
Utilities	110,414,174	—	—	110,414,174
Total Equity Securities	2,972,451,963	—	—	2,972,451,963
Bonds
Convertible Bonds	—	8,706,939	—	8,706,939
Total Bonds	—	8,706,939	—	8,706,939
Other
Money Market Funds	21,948,424	—	—	21,948,424
Total Other	21,948,424	—	—	21,948,424
Investments in Securities	2,994,400,387	8,706,939	—	3,003,107,326
Total	2,994,400,387	8,706,939	—	3,003,107,326

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,347,115,874)	$2,981,158,902
Affiliated issuers (identified cost $21,948,424)	21,948,424
Total investments (identified cost $2,369,064,298)	3,003,107,326
Cash	14,227
Receivable for:
Investments sold	30,523,604
Capital shares sold	1,039,167
Dividends	9,116,128
Interest	51,609
Reclaims	195,730
Expense reimbursement due from Investment Manager	3,598
Total assets	3,044,051,389
Liabilities
Payable for:
Investments purchased	6,126,294
Capital shares purchased	2,945,272
Investment management fees	47,804
Distribution and/or service fees	22,133
Transfer agent fees	348,701
Administration fees	4,406
Plan administration fees	36,980
Compensation of board members	167,512
Other expenses	271,061
Total liabilities	9,970,163
Net assets applicable to outstanding capital stock	$3,034,081,226
Represented by
Paid-in capital	$2,810,143,606
Undistributed net investment income	9,393,248
Accumulated net realized loss	(419,493,839)
Unrealized appreciation (depreciation) on:
Investments	634,043,028
Foreign currency translations	(4,817)
Total — representing net assets applicable to outstanding capital stock	$3,034,081,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$2,480,864,998
Shares outstanding	201,881,137
Net asset value per share	$12.29
Maximum offering price per share(a)	$13.04
Class B
Net assets	$108,588,531
Shares outstanding	8,812,265
Net asset value per share	$12.32
Class C
Net assets	$61,177,729
Shares outstanding	4,990,062
Net asset value per share	$12.26
Class I
Net assets	$45,329,514
Shares outstanding	3,691,044
Net asset value per share	$12.28
Class K(b)
Net assets	$168,437,530
Shares outstanding	13,695,425
Net asset value per share	$12.30
Class R
Net assets	$9,859,298
Shares outstanding	806,118
Net asset value per share	$12.23
Class R4(c)
Net assets	$22,154,460
Shares outstanding	1,804,066
Net asset value per share	$12.28
Class R5
Net assets	$83,244,225
Shares outstanding	6,768,949
Net asset value per share	$12.30
Class W
Net assets	$4,441
Shares outstanding	361
Net asset value per share(d)	$12.31
Class Y
Net assets	$2,997
Shares outstanding	242
Net asset value per share	$12.38

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class Z
Net assets	$54,417,503
Shares outstanding	4,430,655
Net asset value per share	$12.28

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(d) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Diversified Equity Income Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$85,200,000
Dividends — affiliated issuers	50,893
Interest	244,463
Income from securities lending — net	672,242
Foreign taxes withheld	(975,921)
Total income	85,191,677
Expenses:
Investment management fees	16,946,253
Distribution and/or service fees
Class A	6,009,287
Class B	1,098,384
Class C	575,545
Class R	51,842
Class R4(a)	55,425
Class W	10
Transfer agent fees
Class A	5,574,266
Class B	253,801
Class C	133,436
Class K(b)	76,830
Class R	24,023
Class R4(a)	67,405
Class R5	28,252
Class W	9
Class Z	162,944
Administration fees	1,565,210
Plan administration fees
Class K(b)	448,431
Class R4(a)	55,425
Compensation of board members	83,538
Custodian fees	25,779
Printing and postage fees	694,905
Registration fees	123,296
Professional fees	59,906
Line of credit interest expense	451
Other	97,411
Total expenses	34,212,064
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,515,231)
Expense reductions	(40)
Total net expenses	32,696,793
Net investment income	52,494,884
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	407,941,327
Foreign currency translations	(19,416)
Net realized gain	407,921,911
Net change in unrealized appreciation (depreciation) on:
Investments	283,869,409
Foreign currency translations	(813)
Net change in unrealized appreciation (depreciation)	283,868,596
Net realized and unrealized gain	691,790,507
Net increase in net assets resulting from operations	$744,285,391

(a) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012(b)	Year Ended September 30, 2011
Operations
Net investment income	$52,494,884	$40,829,399	$54,882,123
Net realized gain	407,921,911	239,390,344	292,527,283
Net change in unrealized appreciation (depreciation)	283,868,596	316,744,929	(476,903,432)
Net increase (decrease) in net assets resulting from operations	744,285,391	596,964,672	(129,494,026)
Distributions to shareholders
Net investment income
Class A	(47,439,060)	(23,670,902)	(46,513,138)
Class B	(1,384,777)	(582,767)	(988,039)
Class C	(712,841)	(243,324)	(324,080)
Class I	(1,012,654)	(473,638)	(2,470,472)
Class K(c)	(3,906,916)	(1,777,960)	(3,423,364)
Class R	(183,621)	(78,149)	(118,643)
Class R4(d)	(976,919)	(403,776)	(1,186,599)
Class R5	(1,462,909)	(634,753)	(1,153,088)
Class W	(76)	(29)	(45)
Class Y	(31)	—	—
Class Z	(1,649,049)	(640,191)	(573,511)
Total distributions to shareholders	(58,728,853)	(28,505,489)	(56,750,979)
Increase (decrease) in net assets from capital stock activity	(601,037,314)	(1,461,455,728)	(405,281,228)
Total increase (decrease) in net assets	84,519,224	(892,996,545)	(591,526,233)
Net assets at beginning of year	2,949,562,002	3,842,558,547	4,434,084,780
Net assets at end of year	$3,034,081,226	$2,949,562,002	$3,842,558,547
Undistributed net investment income	$9,393,248	$15,041,856	$2,597,713

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	24,260,885	257,380,693	20,155,873	197,028,464	76,687,457	762,163,203
Distributions reinvested	4,399,714	46,451,913	2,333,565	22,710,843	4,465,103	43,546,430
Redemptions	(64,421,958)	(696,366,523)	(159,653,240)	(1,574,046,111)	(95,741,801)	(953,730,518)
Net decrease	(35,761,359)	(392,533,917)	(137,163,802)	(1,354,306,804)	(14,589,241)	(148,020,885)
Class B shares
Subscriptions	163,927	1,820,409	158,464	1,575,455	358,803	3,618,135
Distributions reinvested	131,362	1,376,244	58,611	567,408	94,871	949,507
Redemptions(c)	(5,639,670)	(58,561,552)	(2,695,081)	(26,429,982)	(11,040,790)	(112,769,395)
Net decrease	(5,344,381)	(55,364,899)	(2,478,006)	(24,287,119)	(10,587,116)	(108,201,753)
Class C shares
Subscriptions	451,642	4,922,992	399,411	3,914,282	705,964	7,099,884
Distributions reinvested	66,636	699,754	24,046	232,022	30,717	300,510
Redemptions	(1,252,956)	(13,512,417)	(1,061,608)	(10,387,681)	(1,747,688)	(17,341,575)
Net decrease	(734,678)	(7,889,671)	(638,151)	(6,241,377)	(1,011,007)	(9,941,181)
Class I shares
Subscriptions	4,820	49,455	14,155	134,835	839,727	8,661,328
Distributions reinvested	95,913	1,012,443	49,022	473,554	250,180	2,470,332
Redemptions	(492,645)	(5,399,344)	(5,252,819)	(48,446,681)	(15,430,797)	(156,637,289)
Net decrease	(391,912)	(4,337,446)	(5,189,642)	(47,838,292)	(14,340,890)	(145,505,629)
Class K shares(d)
Subscriptions	2,790,962	30,463,746	2,122,940	20,815,331	4,692,239	46,792,493
Distributions reinvested	336,335	3,524,511	168,095	1,640,293	326,681	3,193,901
Redemptions	(10,178,331)	(108,126,538)	(3,752,468)	(37,171,131)	(6,911,453)	(69,213,089)
Net decrease	(7,051,034)	(74,138,281)	(1,461,433)	(14,715,507)	(1,892,533)	(19,226,695)
Class R shares
Subscriptions	184,683	1,999,274	176,449	1,725,706	311,076	3,158,955
Distributions reinvested	17,550	183,582	8,087	78,130	12,207	118,624
Redemptions	(525,492)	(5,653,023)	(245,436)	(2,406,940)	(301,074)	(3,031,143)
Net increase (decrease)	(323,259)	(3,470,167)	(60,900)	(603,104)	22,209	246,436
Class R4 shares(e)
Subscriptions	1,708,827	18,302,161	1,430,147	13,917,736	4,164,126	41,861,715
Distributions reinvested	93,543	976,843	41,510	403,751	119,578	1,186,471
Redemptions	(5,512,314)	(61,833,612)	(2,256,433)	(22,147,502)	(9,472,542)	(92,325,458)
Net decrease	(3,709,944)	(42,554,608)	(784,776)	(7,826,015)	(5,188,838)	(49,277,272)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	2,603,109	29,974,562	588,023	5,799,446	1,208,659	12,088,148
Distributions reinvested	138,274	1,461,426	64,902	633,942	117,384	1,143,255
Redemptions	(1,887,232)	(21,128,612)	(1,525,687)	(15,229,968)	(1,197,107)	(11,925,924)
Net increase (decrease)	854,151	10,307,376	(872,762)	(8,796,580)	128,936	1,305,479
Class Y shares
Subscriptions	242	2,500	—	—	—	—
Net increase	242	2,500	—	—	—	—
Class Z shares
Subscriptions	2,006,676	21,741,323	1,857,957	18,104,877	7,459,113	79,450,030
Distributions reinvested	153,548	1,620,734	62,415	609,289	58,400	546,595
Redemptions	(4,871,016)	(54,420,258)	(1,609,325)	(15,555,096)	(687,390)	(6,656,353)
Net increase (decrease)	(2,710,792)	(31,058,201)	311,047	3,159,070	6,830,123	73,340,272
Total net decrease	(55,172,966)	(601,037,314)	(148,338,425)	(1,461,455,728)	(40,628,357)	(405,281,228)

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(e) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Diversified Equity Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.76		$8.53		$9.03		$8.31	$9.31	$14.34
Income from investment operations:
Net investment income	0.19		0.11		0.12		0.12	0.16	0.17
Net realized and unrealized gain (loss)	2.55		1.20		(0.49)		0.72	(1.02)	(3.44)
Total from investment operations	2.74		1.31		(0.37)		0.84	(0.86)	(3.27)
Less distributions to shareholders:
Net investment income	(0.21)		(0.08)		(0.13)		(0.12)	(0.14)	(0.17)
Net realized gains	—		—		—		—	—	(1.32)
Tax return of capital	—		—		—		—	—	(0.27)
Total distributions to shareholders	(0.21)		(0.08)		(0.13)		(0.12)	(0.14)	(1.76)
Net asset value, end of period	$12.29		$9.76		$8.53		$9.03	$8.31	$9.31
Total return	28.46%		15.31%		(4.32%)		10.18%	(8.91%)	(25.05%)
Ratios to average net assets(b)
Total gross expenses	1.14	%(c)	1.10	%(d)	1.13%		1.12%	0.99%	1.08%
Total net expenses(e)	1.08	%(c)(f)	1.10	%(d)	1.13	%(f)	1.12%	0.99%	1.08%
Net investment income	1.77%		1.66	%(d)	1.20%		1.36%	2.21%	1.49%
Supplemental data
Net assets, end of period (in thousands)	$2,480,865		$2,320,419		$3,197,508		$3,516,017	$3,516,948	$4,504,418
Portfolio turnover	43%		16%		36%		34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.79		$8.56		$9.05		$8.33	$9.32	$14.35
Income from investment operations:
Net investment income	0.11		0.06		0.04		0.05	0.10	0.08
Net realized and unrealized gain (loss)	2.55		1.21		(0.49)		0.72	(1.00)	(3.45)
Total from investment operations	2.66		1.27		(0.45)		0.77	(0.90)	(3.37)
Less distributions to shareholders:
Net investment income	(0.13)		(0.04)		(0.04)		(0.05)	(0.09)	(0.07)
Net realized gains	—		—		—		—	—	(1.32)
Tax return of capital	—		—		—		—	—	(0.27)
Total distributions to shareholders	(0.13)		(0.04)		(0.04)		(0.05)	(0.09)	(1.66)
Net asset value, end of period	$12.32		$9.79		$8.56		$9.05	$8.33	$9.32
Total return	27.38%		14.82%		(5.01%)		9.26%	(9.53%)	(25.66%)
Ratios to average net assets(b)
Total gross expenses	1.88	%(c)	1.87	%(d)	1.88%		1.89%	1.76%	1.84%
Total net expenses(e)	1.83	%(c)(f)	1.87	%(d)	1.88	%(f)	1.89%	1.76%	1.84%
Net investment income	1.03%		0.93	%(d)	0.43%		0.58%	1.49%	0.71%
Supplemental data
Net assets, end of period (in thousands)	$108,589		$138,560		$142,429		$246,456	$377,652	$633,360
Portfolio turnover	43%		16%		36%		34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.74		$8.52		$9.02		$8.30	$9.30	$14.32
Income from investment operations:
Net investment income	0.11		0.06		0.04		0.05	0.10	0.09
Net realized and unrealized gain (loss)	2.54		1.20		(0.49)		0.73	(1.01)	(3.44)
Total from investment operations	2.65		1.26		(0.45)		0.78	(0.91)	(3.35)
Less distributions to shareholders:
Net investment income	(0.13)		(0.04)		(0.05)		(0.06)	(0.09)	(0.08)
Net realized gains	—		—		—		—	—	(1.32)
Tax return of capital	—		—		—		—	—	(0.27)
Total distributions to shareholders	(0.13)		(0.04)		(0.05)		(0.06)	(0.09)	(1.67)
Net asset value, end of period	$12.26		$9.74		$8.52		$9.02	$8.30	$9.30
Total return	27.46%		14.80%		(5.07%)		9.37%	(9.61%)	(25.60%)
Ratios to average net assets(b)
Total gross expenses	1.89	%(c)	1.85	%(d)	1.88%		1.88%	1.75%	1.83%
Total net expenses(e)	1.83	%(c)(f)	1.85	%(d)	1.88	%(f)	1.88%	1.75%	1.83%
Net investment income	1.02%		0.95	%(d)	0.44%		0.60%	1.46%	0.75%
Supplemental data
Net assets, end of period (in thousands)	$61,178		$55,775		$54,238		$66,505	$72,372	$93,321
Portfolio turnover	43%		16%		36%		34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class I	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.76		$8.52		$9.02	$8.30	$9.30	$14.33
Income from investment operations:
Net investment income	0.24		0.14		0.16	0.16	0.19	0.22
Net realized and unrealized gain (loss)	2.54		1.20		(0.49)	0.72	(1.01)	(3.45)
Total from investment operations	2.78		1.34		(0.33)	0.88	(0.82)	(3.23)
Less distributions to shareholders:
Net investment income	(0.26)		(0.10)		(0.17)	(0.16)	(0.18)	(0.21)
Net realized gains	—		—		—	—	—	(1.32)
Tax return of capital	—		—		—	—	—	(0.27)
Total distributions to shareholders	(0.26)		(0.10)		(0.17)	(0.16)	(0.18)	(1.80)
Net asset value, end of period	$12.28		$9.76		$8.52	$9.02	$8.30	$9.30
Total return	28.92%		15.76%		(3.88%)	10.69%	(8.47%)	(24.75%)
Ratios to average net assets(b)
Total gross expenses	0.66	%(c)	0.63	%(d)	0.67%	0.67%	0.50%	0.67%
Total net expenses(e)	0.66	%(c)	0.63	%(d)	0.67%	0.67%	0.50%	0.67%
Net investment income	2.19%		2.13	%(d)	1.63%	1.82%	2.69%	1.98%
Supplemental data
Net assets, end of period (in thousands)	$45,330		$39,849		$79,024	$213,083	$212,064	$189,997
Portfolio turnover	43%		16%		36%	34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class K(b)	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.77		$8.53		$9.04	$8.32	$9.31	$14.35
Income from investment operations:
Net investment income	0.20		0.12		0.14	0.13	0.17	0.19
Net realized and unrealized gain (loss)	2.56		1.20		(0.50)	0.73	(1.00)	(3.46)
Total from investment operations	2.76		1.32		(0.36)	0.86	(0.83)	(3.27)
Less distributions to shareholders:
Net investment income	(0.23)		(0.08)		(0.15)	(0.14)	(0.16)	(0.18)
Net realized gains	—		—		—	—	—	(1.32)
Tax return of capital	—		—		—	—	—	(0.27)
Total distributions to shareholders	(0.23)		(0.08)		(0.15)	(0.14)	(0.16)	(1.77)
Net asset value, end of period	$12.30		$9.77		$8.53	$9.04	$8.32	$9.31
Total return	28.61%		15.51%		(4.23%)	10.34%	(8.57%)	(24.98%)
Ratios to average net assets(c)
Total gross expenses	0.94	%(d)	0.93	%(e)	0.97%	0.97%	0.80%	0.98%
Total net expenses(f)	0.94	%(d)	0.93	%(e)	0.97%	0.97%	0.75%	0.94%
Net investment income	1.88%		1.87	%(e)	1.36%	1.52%	2.42%	1.66%
Supplemental data
Net assets, end of period (in thousands)	$168,438		$202,741		$189,510	$217,779	$197,977	$182,738
Portfolio turnover	43%		16%		36%	34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.72		$8.50		$8.99		$8.28	$9.28	$14.33
Income from investment operations:
Net investment income	0.17		0.09		0.09		0.09	0.13	0.14
Net realized and unrealized gain (loss)	2.53		1.20		(0.48)		0.72	(1.01)	(3.45)
Total from investment operations	2.70		1.29		(0.39)		0.81	(0.88)	(3.31)
Less distributions to shareholders:
Net investment income	(0.19)		(0.07)		(0.10)		(0.10)	(0.12)	(0.15)
Net realized gains	—		—		—		—	—	(1.32)
Tax return of capital	—		—		—		—	—	(0.27)
Total distributions to shareholders	(0.19)		(0.07)		(0.10)		(0.10)	(0.12)	(1.74)
Net asset value, end of period	$12.23		$9.72		$8.50		$8.99	$8.28	$9.28
Total return	28.05%		15.14%		(4.46%)		9.76%	(9.20%)	(25.36%)
Ratios to average net assets(b)
Total gross expenses	1.39	%(c)	1.35	%(d)	1.38%		1.46%	1.30%	1.46%
Total net expenses(e)	1.33	%(c)(f)	1.35	%(d)	1.38	%(f)	1.46%	1.30%	1.46%
Net investment income	1.53%		1.46	%(d)	0.95%		1.03%	1.86%	1.33%
Supplemental data
Net assets, end of period (in thousands)	$9,859		$10,976		$10,114		$10,506	$8,271	$7,728
Portfolio turnover	43%		16%		36%		34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R4(b)	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.75		$8.51		$9.02	$8.30	$9.30	$14.33
Income from investment operations:
Net investment income	0.20		0.11		0.11	0.11	0.15	0.16
Net realized and unrealized gain (loss)	2.54		1.20		(0.50)	0.72	(1.01)	(3.45)
Total from investment operations	2.74		1.31		(0.39)	0.83	(0.86)	(3.29)
Less distributions to shareholders:
Net investment income	(0.21)		(0.07)		(0.12)	(0.11)	(0.14)	(0.15)
Net realized gains	—		—		—	—	—	(1.32)
Tax return of capital	—		—		—	—	—	(0.27)
Total distributions to shareholders	(0.21)		(0.07)		(0.12)	(0.11)	(0.14)	(1.74)
Net asset value, end of period	$12.28		$9.75		$8.51	$9.02	$8.30	$9.30
Total return	28.46%		15.37%		(4.52%)	10.09%	(8.95%)	(25.17%)
Ratios to average net assets(c)
Total gross expenses	1.02	%(d)	1.18	%(e)	1.21%	1.22%	1.05%	1.23%
Total net expenses(f)	0.99	%(d)	1.18	%(e)	1.21%	1.22%	1.05%	1.23%
Net investment income	1.91%		1.63	%(e)	1.06%	1.26%	2.13%	1.37%
Supplemental data
Net assets, end of period (in thousands)	$22,154		$53,739		$53,617	$103,577	$110,248	$108,543
Portfolio turnover	43%		16%		36%	34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R5	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.77		$8.53		$9.03	$8.31	$9.31	$14.35
Income from investment operations:
Net investment income	0.23		0.14		0.16	0.15	0.18	0.23
Net realized and unrealized gain (loss)	2.55		1.20		(0.49)	0.73	(1.00)	(3.47)
Total from investment operations	2.78		1.34		(0.33)	0.88	(0.82)	(3.24)
Less distributions to shareholders:
Net investment income	(0.25)		(0.10)		(0.17)	(0.16)	(0.18)	(0.21)
Net realized gains	—		—		—	—	—	(1.32)
Tax return of capital	—		—		—	—	—	(0.27)
Total distributions to shareholders	(0.25)		(0.10)		(0.17)	(0.16)	(0.18)	(1.80)
Net asset value, end of period	$12.30		$9.77		$8.53	$9.03	$8.31	$9.31
Total return	28.95%		15.65%		(3.87%)	10.62%	(8.51%)	(24.83%)
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)	0.68	%(d)	0.72%	0.72%	0.55%	0.70%
Total net expenses(e)	0.70	%(c)	0.68	%(d)	0.72%	0.72%	0.55%	0.70%
Net investment income	2.14%		2.11	%(d)	1.62%	1.77%	2.62%	2.07%
Supplemental data
Net assets, end of period (in thousands)	$83,244		$57,805		$57,903	$60,156	$53,334	$45,589
Portfolio turnover	43%		16%		36%	34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.78		$8.55		$9.04		$8.32	$9.32	$14.35
Income from investment operations:
Net investment income	0.19		0.11		0.12		0.12	0.16	0.17
Net realized and unrealized gain (loss)	2.55		1.20		(0.48)		0.72	(1.01)	(3.45)
Total from investment operations	2.74		1.31		(0.36)		0.84	(0.85)	(3.28)
Less distributions to shareholders:
Net investment income	(0.21)		(0.08)		(0.13)		(0.12)	(0.15)	(0.16)
Net realized gains	—		—		—		—	—	(1.32)
Tax return of capital	—		—		—		—	—	(0.27)
Total distributions to shareholders	(0.21)		(0.08)		(0.13)		(0.12)	(0.15)	(1.75)
Net asset value, end of period	$12.31		$9.78		$8.55		$9.04	$8.32	$9.32
Total return	28.38%		15.32%		(4.20%)		10.18%	(8.85%)	(25.07%)
Ratios to average net assets(b)
Total gross expenses	1.11	%(c)	1.08	%(d)	1.10%		1.09%	0.91%	1.12%
Total net expenses(e)	1.08	%(c)(f)	1.08	%(d)	1.10	%(f)	1.09%	0.91%	1.12%
Net investment income	1.77%		1.73	%(d)	1.23%		1.40%	2.28%	1.45%
Supplemental data
Net assets, end of period (in thousands)	$4		$4		$3		$3	$3	$3
Portfolio turnover	43%		16%		36%		34%	38%	31%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

Class Y	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.33
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	2.04
Total from investment operations	2.18
Less distributions to shareholders:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$12.38
Total return	21.23%
Ratios to average net assets(b)
Total gross expenses	0.64	%(c)(d)
Total net expenses(e)	0.64	%(c)(d)
Net investment income	2.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	43%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.76		$8.52		$9.03		$9.02
Income from investment operations:
Net investment income	0.22		0.13		0.17		0.01
Net realized and unrealized gain (loss)	2.54		1.20		(0.52)		—
Total from investment operations	2.76		1.33		(0.35)		0.01
Less distributions to shareholders:
Net investment income	(0.24)		(0.09)		(0.16)		—
Total distributions to shareholders	(0.24)		(0.09)		(0.16)		—
Net asset value, end of period	$12.28		$9.76		$8.52		$9.03
Total return	28.69%		15.62%		(4.06%)		0.11%
Ratios to average net assets(c)
Total gross expenses	0.89	%(d)	0.82	%(e)	0.87%		1.02	%(e)
Total net expenses(f)	0.83	%(d)(g)	0.82	%(e)	0.87	%(g)	1.02	%(e)
Net investment income	2.03%		2.00	%(e)	1.77%		9.89	%(e)
Supplemental data
Net assets, end of period (in thousands)	$54,418		$69,694		$58,213		$3
Portfolio turnover	43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are generally available only to omnibus retirement plans and certain other eligible investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2013
31

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2013
32

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's

Annual Report 2013
33

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $9,315.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months. Prior to October 27, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.04
Class R	0.23
Class R4	0.14
Class R5	0.04
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets

Annual Report 2013
34

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $9,232,000 and $699,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,304,471 for Class A, $26,430 for Class B and $2,299 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2014
Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.68
Class K	0.98
Class R	1.33
Class R4*	0.83
Class R5	0.73
Class W	1.08
Class Y	0.68
Class Z	0.83

*For the period April 20, 2012 through October 26, 2012, the annual rate for Class R4 shares was 1.23%.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, foreign currency transactions and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$585,361
Accumulated net realized loss	6,760,151
Paid-in capital	(7,345,512)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013	Period Ended May 31, 2012	Year Ended September 30, 2011
Ordinary income	$58,728,853	$28,505,489	$56,750,979

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,560,760
Unrealized appreciation	621,402,899

Annual Report 2013
35

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

At May 31, 2013, the cost of investments for federal income tax purposes was $2,381,704,427 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$637,281,363
Unrealized depreciation	(15,878,464)
Net unrealized appreciation	$621,402,899

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$406,853,709

For the year ended May 31, 2013, $377,676,145 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,256,064,624 and $1,869,197,665, respectively, for the year ended May 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 23.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended May 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $6,700,000 at a weighted average interest rate of 1.21%.

Annual Report 2013
36

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 10. Significant Risks

Financial Sector Risk

The fund's portfolio managers may invest significantly in issuers operating in the financial sector. The fund may be more susceptible to the particular risks of this sector than if the fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
37

Columbia Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Diversified Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013
38

Columbia Diversified Equity Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	99.54%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
39

Columbia Diversified Equity Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
40

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
41

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
42

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
43

Columbia Diversified Equity Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
44

Columbia Diversified Equity Income Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
45

Columbia Diversified Equity Income Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
46

Columbia Diversified Equity Income Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
47

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Annual Report 2013
48

Columbia Diversified Equity Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN138_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Active Portfolios® — Diversified Equity
Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Active Portfolios® — Diversified Equity Income Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Active Portfolios® — Diversified Equity Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Income Tax Information	25
Trustees and Officers	26
Approval of Investment Management Services Agreement	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Active Portfolios® — Diversified Equity Income Fund

Performance Overview

Performance Summary

>  Columbia Active Portfolios® — Diversified Equity Income Fund (the Fund) Class A shares returned 28.49% for the 12-month period that ended May 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.71% during the same 12-month period.

>  While the Fund's absolute gains were robust, the detracting effects of positioning in consumer staples, consumer discretionary, telecommunication services, industrials and cash more than offset the positive contributions made by positioning in financials and utilities relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	Life
Class A	04/20/12	28.49	19.52
Russell 1000 Value Index		32.71	23.64

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Active Portfolios® — Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Active Portfolios® — Diversified Equity Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 28.49%. The Fund underperformed its benchmark, the the Russell 1000 Value Index, which returned 32.71% during the 12-month period. While the Fund's absolute gains were robust, the detracting effects of positioning in consumer staples, consumer discretionary, telecommunication services, industrials and cash more than offset the positive contributions made by positioning in financials and utilities relative to the benchmark.

U.S. Equities Surged Amidst Investor Optimism

The annual period ended May 31, 2013 marked a time in which the Federal Reserve's (the Fed's) stimulative monetary policy and the tying of its policy moves to U.S. unemployment and inflation levels rather than to any date-specific guideline trumped concerns over high unemployment, too-close-to-call presidential elections, a fiscal cliff impasse and persistent European sovereign debt troubles. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors were also encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. Despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

During the annual period overall, all ten sectors in the benchmark generated positive double-digit absolute returns, led by the consumer discretionary, financials, health care and information technology sectors. The weakest sectors on a relative basis were utilities, telecommunication services and materials.

Stock Selection in Consumer Sectors Hampered Results Most

Overall, the Fund's results were hurt primarily by stock selection during the fiscal year. Sector allocation also detracted, albeit more modestly.

Detracting most was stock selection in consumer staples, where overweighted exposure to the tobacco and food products industries, which lagged the benchmark during the fiscal year, particularly hurt. In tobacco, a sizable position in Lorillard hampered results. In food products, positions in Kellogg and Hillshire Brands were disappointments.

Industry and stock selection within consumer discretionary detracted as well, more than offsetting effective allocation positioning. The Fund was prudently overweight the strongly performing consumer discretionary sector, and a position in home building products retailer Home Depot contributed positively to Fund results. However, sizable exposure to the hotel, restaurant and leisure industry, especially a position in fast-food restaurant operator McDonald's, and to the multiline retail industry, especially a position in discount retail giant Target, hampered the Fund's relative performance. McDonald's suffered from less than anticipated top- and bottom-line results, as same-store sales were weak and market share losses were seen in the U.S. Target faced weak U.S. same-store sales and yet-unrealized results from its expansion into the Canadian market.

Having an overweighted position in the lagging telecommunication services sector and stock selection within the sector detracted from the Fund's results

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

during the fiscal year. Positions in AT&T and Verizon Communications each generated positive but paltry returns, as increased competition in the wireless segments of their businesses and declining wireline subscribers pressured their margins. CenturyLink saw its share price decline after it announced a dividend cut made as a result of high cash flow needs within the company.

In industrials, an emphasis on the machinery industry hurt most, with positions in Caterpillar and Joy Global detracting most. The slowdown in commodity demand, especially from China, negatively impacted the earnings of both of these companies during the fiscal year.

Further detracting from the Fund's results during the annual period was holding a position in cash when the U.S. equity market was rallying strongly.

Financials and Utilities Positioning Buoyed Fund Results

On the positive side, stock selection was strong within the financials sector, more than offsetting the detracting effect of being underweight the robustly performing sector. Holdings in companies most exposed to U.S. capital market activity performed best, including sizable positions in JPMorgan Chase, Citigroup, Bank of America and Goldman Sachs. Each of these companies benefited from exposure to persistently low interest rates and better economic activity, wherein in loan growth drove profitability. A position in insurance company XL Group was also a strong positive contributor for the Fund during the annual period, as it benefited both from book value growth and from broad industry tailwinds.

Sector allocation was especially effective in utilities, where the Fund had only modest exposure to this worst performing sector in the benchmark during the fiscal year. Stock selection within utilities also helped, as the Fund was either underweighted or void several of the larger weighted names within the benchmark.

Company-Specific Drivers Drove Sector Weighting Changes

The Fund's positions in information technology and telecommunication services decreased during the fiscal year. In information technology, we reduced positions in Microsoft and MasterCard and eliminated our position in Apple. In telecommunication services, we reduced positions in AT&T and CenturyLink.

Proceeds from these sales and others were used to increase positions in financials and health care. In financials, we added to the Fund's positions in Citigroup, JPMorgan Chase and Wells Fargo and established a new position in Morgan Stanley. In health care, we initiated new positions in the pharmaceuticals industry, including those in GlaxoSmithKline and Roche Holding, and in the medical device industry, including a position in Boston Scientific.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

At the end of the fiscal year, we believed the U.S. equity market would likely continue to benefit from growing expectations of accelerating U.S. economic activity over the remainder of the calendar year. Should such expectations be

Top Ten Holdings (%) (at May 31, 2013)
JPMorgan Chase & Co.	2.8
Citigroup, Inc.	2.8
Pfizer, Inc.	2.7
XL Group PLC	2.3
General Electric Co.	2.2
ACE Ltd.	2.0
Goldman Sachs Group, Inc. (The)	2.0
Johnson & Johnson	2.0
Bank of America Corp.	1.9
Wells Fargo & Co.	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	98.6
Consumer Discretionary	11.7
Consumer Staples	9.7
Energy	11.1
Financials	21.5
Health Care	13.9
Industrials	12.6
Information Technology	8.5
Materials	2.7
Telecommunication Services	3.6
Utilities	3.3
Convertible Bonds	0.2
Materials	0.2
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Active Portfolios® — Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

realized, we believe more cyclical sectors, such as industrials, information technology and select financials industries, may benefit significantly. At the same time, we believe more interest-rate sensitive sectors may come under increased pressure going forward should interest rates continue to rise. That said, we do not believe we are on the verge of a significant expansion of U.S. interest rates. Rather, we believe the Fed will maintain its accommodative monetary policies for some time and any tapering of its securities purchases are likely to be modest and only implemented as economic activity is seen by the Fed as sustainable.

In our view, the primary driver of the U.S. equity market through the end of 2013 is likely to be individual corporate earnings progression rather than macroeconomic or political events. To the extent the U.S. economy does continue to improve, even at a modest rate, we believe valuations in the U.S. equity market overall did not seem excessive at the end of the fiscal year. Still, we may see rotation amongst sector performance. Given this view, we may look to gradually shift emphasis within the Fund from the more traditionally defensive sectors to the more cyclical sectors on an opportunistic basis.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,180.00	1,019.55	5.87	5.44	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
Consumer Discretionary 11.6%
Automobiles 1.3%
Ford Motor Co.	644,442	10,104,851
Hotels, Restaurants & Leisure 1.5%
McDonald's Corp.	99,808	9,638,459
Royal Caribbean Cruises Ltd.	43,152	1,510,751
Total		11,149,210
Media 4.1%
Comcast Corp., Class A	122,835	4,931,825
News Corp., Class A	139,482	4,478,767
Regal Entertainment Group, Class A	154,279	2,730,738
Time Warner, Inc.	125,747	7,339,852
Walt Disney Co. (The)	173,805	10,963,620
Total		30,444,802
Multiline Retail 2.6%
Kohl's Corp.	23,615	1,214,047
Macy's, Inc.	129,334	6,252,006
Target Corp.	174,003	12,093,208
Total		19,559,261
Specialty Retail 2.1%
CST Brands, Inc.(a)	12,613	383,289
Gap, Inc. (The)	102,157	4,142,466
Home Depot, Inc. (The)	142,644	11,220,377
Total		15,746,132
Total Consumer Discretionary		87,004,256
Consumer Staples 9.5%
Beverages 0.6%
PepsiCo, Inc.	58,123	4,694,595
Food & Staples Retailing 2.5%
CVS Caremark Corp.	64,427	3,709,707
SYSCO Corp.	167,818	5,672,248
Wal-Mart Stores, Inc.	74,317	5,561,884
Walgreen Co.	88,131	4,209,137
Total		19,152,976
Food Products 3.0%
Kellogg Co.	114,408	7,099,016
Kraft Foods Group, Inc.	112,931	6,225,886
Mead Johnson Nutrition Co.	54,084	4,384,590
Unilever NV - NY Shares	123,361	5,030,662
Total		22,740,154

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.6%
Kimberly-Clark Corp.	35,870	3,473,292
Procter & Gamble Co. (The)	110,284	8,465,400
Total		11,938,692
Tobacco 1.8%
Altria Group, Inc.	69,382	2,504,690
Lorillard, Inc.	193,587	8,215,832
Philip Morris International, Inc.	27,179	2,470,843
Total		13,191,365
Total Consumer Staples		71,717,782
Energy 11.0%
Energy Equipment & Services 1.8%
C&J Energy Services, Inc.(a)	56,845	1,057,317
Cameron International Corp.(a)	82,077	4,996,027
Schlumberger Ltd.	66,805	4,878,769
Seadrill Ltd.	59,542	2,413,237
Total		13,345,350
Oil, Gas & Consumable Fuels 9.2%
Anadarko Petroleum Corp.	48,756	4,264,687
BP PLC, ADR	183,433	7,871,110
Chevron Corp.	100,424	12,327,046
Enbridge, Inc.	180,520	7,800,269
EQT Corp.	63,935	5,107,128
Kinder Morgan, Inc.	28,139	1,068,719
Occidental Petroleum Corp.	67,178	6,185,079
Phillips 66	77,240	5,141,867
Pioneer Natural Resources Co.	52,675	7,304,969
Suncor Energy, Inc.	183,858	5,572,736
Valero Energy Corp.	113,514	4,612,074
Williams Companies, Inc. (The)	51,399	1,808,217
Total		69,063,901
Total Energy		82,409,251
Financials 21.1%
Capital Markets 3.4%
BlackRock, Inc.	14,398	4,019,921
Goldman Sachs Group, Inc. (The)	89,662	14,532,417
Morgan Stanley	272,583	7,059,900
Total		25,612,238

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Banks 1.8%
Wells Fargo & Co.	338,738	13,735,826
Consumer Finance 0.5%
Capital One Financial Corp.	64,462	3,927,670
Diversified Financial Services 7.3%
Bank of America Corp.	1,015,619	13,873,356
Citigroup, Inc.	394,186	20,493,730
JPMorgan Chase & Co.	380,361	20,763,907
Total		55,130,993
Insurance 7.5%
ACE Ltd.	164,375	14,741,150
Allstate Corp. (The)	190,592	9,194,158
American International Group, Inc.(a)	27,424	1,219,271
Endurance Specialty Holdings Ltd.	37,041	1,864,273
MetLife, Inc.	122,178	5,401,489
PartnerRe Ltd.	7,167	649,689
Travelers Companies, Inc. (The)	76,664	6,418,310
XL Group PLC	531,190	16,695,302
Total		56,183,642
Real Estate Investment Trusts (REITs) 0.6%
ProLogis, Inc.	37,303	1,503,311
Weyerhaeuser Co.	90,849	2,709,117
Total		4,212,428
Total Financials		158,802,797
Health Care 13.7%
Health Care Equipment & Supplies 0.7%
Boston Scientific Corp.(a)	565,848	5,228,435
Health Care Providers & Services 3.1%
Aetna, Inc.	63,879	3,857,014
CHS/Community Health Systems, Inc.	52,182	2,513,607
UnitedHealth Group, Inc.	216,860	13,581,942
Universal Health Services, Inc., Class B	46,743	3,231,811
Total		23,184,374
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	83,532	7,375,876
Pharmaceuticals 8.9%
AstraZeneca PLC, ADR	69,197	3,546,346
GlaxoSmithKline PLC, ADR	142,775	7,391,462
Johnson & Johnson	171,872	14,468,185

Common Stocks (continued)

Issuer	Shares	Value ($)
Merck & Co., Inc.	166,822	7,790,587
Novartis AG, ADR	130,351	9,353,988
Pfizer, Inc.	725,342	19,751,063
Roche Holding AG, ADR	71,876	4,480,750
Total		66,782,381
Total Health Care		102,571,066
Industrials 12.5%
Aerospace & Defense 2.6%
Boeing Co. (The)	73,279	7,256,087
Honeywell International, Inc.	60,231	4,725,724
United Technologies Corp.	78,112	7,412,829
Total		19,394,640
Airlines 1.2%
Delta Air Lines, Inc.(a)	163,867	2,951,244
United Continental Holdings, Inc.(a)	184,819	5,999,225
Total		8,950,469
Commercial Services & Supplies 0.7%
ADT Corp. (The)	65,199	2,646,427
Tyco International Ltd.	67,185	2,271,525
Total		4,917,952
Construction & Engineering 0.4%
Fluor Corp.	47,317	2,990,908
Electrical Equipment 2.2%
ABB Ltd., ADR	142,480	3,104,639
Eaton Corp. PLC	175,731	11,608,790
Emerson Electric Co.	31,214	1,793,557
Total		16,506,986
Industrial Conglomerates 2.1%
General Electric Co.	675,038	15,741,886
Machinery 2.4%
Caterpillar, Inc.	67,555	5,796,219
Joy Global, Inc.	78,041	4,220,457
Parker Hannifin Corp.	64,636	6,448,088
Pentair Ltd.	28,864	1,681,039
Total		18,145,803
Road & Rail 0.9%
Union Pacific Corp.	44,531	6,885,383
Total Industrials		93,534,027

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 8.4%
Communications Equipment 1.7%
Cisco Systems, Inc.	540,244	13,009,075
Electronic Equipment, Instruments & Components 0.6%
TE Connectivity Ltd.	97,959	4,348,400
Internet Software & Services 0.5%
eBay, Inc.(a)	65,012	3,517,149
IT Services 1.6%
Accenture PLC, Class A	48,842	4,010,417
Mastercard, Inc., Class A	13,834	7,888,838
Total		11,899,255
Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	81,672	3,751,195
Fairchild Semiconductor International, Inc.(a)	213,926	3,104,066
Infineon Technologies AG, ADR	195,772	1,659,168
Intel Corp.	249,122	6,048,682
Microchip Technology, Inc.	96,228	3,510,398
ON Semiconductor Corp.(a)	459,159	3,930,401
Total		22,003,910
Software 1.1%
Microsoft Corp.	64,543	2,251,260
Oracle Corp.	181,775	6,136,724
Total		8,387,984
Total Information Technology		63,165,773
Materials 2.7%
Chemicals 2.2%
Dow Chemical Co. (The)	65,835	2,268,674
LyondellBasell Industries NV, Class A	120,256	8,015,062
Mosaic Co. (The)	104,980	6,384,884
Total		16,668,620
Paper & Forest Products 0.5%
International Paper Co.	75,428	3,481,002
Total Materials		20,149,622

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 3.6%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	294,029	10,288,075
CenturyLink, Inc.	61,155	2,088,443
Deutsche Telekom AG, ADR	257,875	2,960,405
Verizon Communications, Inc.	141,188	6,844,794
Total		22,181,717
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR	157,763	4,567,239
Total Telecommunication Services		26,748,956
Utilities 3.2%
Electric Utilities 1.6%
American Electric Power Co., Inc.	38,335	1,756,510
Duke Energy Corp.	74,958	5,016,939
NextEra Energy, Inc.	37,248	2,816,694
PPL Corp.	72,502	2,153,309
Total		11,743,452
Multi-Utilities 1.6%
Dominion Resources, Inc.	61,969	3,504,347
PG&E Corp.	78,648	3,532,081
Sempra Energy	66,750	5,426,775
Total		12,463,203
Total Utilities		24,206,655
Total Common Stocks (Cost: $620,427,211)		730,310,185
Convertible Bonds 0.2%

Issuer	Coupon Rate	Principal Amount	Value
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	1,200,000	1,602,750
Total Convertible Bonds (Cost: $1,054,895)			1,602,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Money Market Funds 1.2%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(b)(c)	9,038,156	9,038,156
Total Money Market Funds (Cost: $9,038,156)		9,038,156
Total Investments (Cost: $630,520,262)		740,951,091
Other Assets & Liabilities, Net		9,983,567
Net Assets		750,934,658

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	27,738,063	235,875,488	(254,575,395)	9,038,156	24,019	9,038,156

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) q uoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2013

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	87,004,256	—	—	87,004,256
Consumer Staples	71,717,782	—	—	71,717,782
Energy	82,409,251	—	—	82,409,251
Financials	158,802,797	—	—	158,802,797
Health Care	102,571,066	—	—	102,571,066
Industrials	93,534,027	—	—	93,534,027
Information Technology	63,165,773	—	—	63,165,773
Materials	20,149,622	—	—	20,149,622
Telecommunication Services	26,748,956	—	—	26,748,956
Utilities	24,206,655	—	—	24,206,655
Total Equity Securities	730,310,185	—	—	730,310,185
Bonds
Convertible Bonds	—	1,602,750	—	1,602,750
Total Bonds	—	1,602,750	—	1,602,750
Other
Money Market Funds	9,038,156	—	—	9,038,156
Total Other	9,038,156	—	—	9,038,156
Total	739,348,341	1,602,750	—	740,951,091

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $621,482,106)	$731,912,935
Affiliated issuers (identified cost $9,038,156)	9,038,156
Total investments (identified cost $630,520,262)	740,951,091
Receivable for:
Investments sold	7,546,026
Capital shares sold	3,415,295
Dividends	2,248,266
Interest	9,500
Reclaims	36,595
Expense reimbursement due from Investment Manager	1,185
Prepaid expenses	606
Total assets	754,208,564
Liabilities
Payable for:
Investments purchased	1,514,673
Capital shares purchased	1,503,705
Investment management fees	13,443
Distribution and/or service fees	5,214
Transfer agent fees	148,176
Administration fees	1,216
Compensation of board members	7,064
Other expenses	80,415
Total liabilities	3,273,906
Net assets applicable to outstanding capital stock	$750,934,658
Represented by
Paid-in capital	$624,828,843
Undistributed net investment income	1,902,425
Accumulated net realized gain	13,773,766
Unrealized appreciation (depreciation) on:
Investments	110,430,829
Foreign currency translations	(1,205)
Total — representing net assets applicable to outstanding capital stock	$750,934,658
Class A
Net assets	$750,934,658
Shares outstanding	62,610,762
Net asset value per share	$11.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$18,626,767
Dividends — affiliated issuers	24,019
Interest	69,891
Foreign taxes withheld	(214,688)
Total income	18,505,989
Expenses:
Investment management fees	4,305,942
Distribution and/or service fees
Class A	1,659,066
Transfer agent fees
Class A	1,586,127
Administration fees	389,955
Compensation of board members	21,069
Custodian fees	23,657
Printing and postage fees	137,324
Registration fees	41,077
Professional fees	28,992
Other	77,020
Total expenses	8,270,229
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,092,172)
Total net expenses	7,178,057
Net investment income	11,327,932
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,702,555
Foreign currency translations	(1,912)
Net realized gain	15,700,643
Net change in unrealized appreciation (depreciation) on:
Investments	140,700,968
Foreign currency translations	(453)
Net change in unrealized appreciation (depreciation)	140,700,515
Net realized and unrealized gain	156,401,158
Net increase in net assets resulting from operations	$167,729,090

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012(a)
Operations
Net investment income	$11,327,932	$1,492,423
Net realized gain (loss)	15,700,643	(1,928,789)
Net change in unrealized appreciation (depreciation)	140,700,515	(30,270,891)
Net increase (decrease) in net assets resulting from operations	167,729,090	(30,707,257)
Distributions to shareholders
Net investment income
Class A	(10,916,018)	—
Total distributions to shareholders	(10,916,018)	—
Increase (decrease) in net assets from capital stock activity	17,352,399	607,456,441
Total increase in net assets	174,165,471	576,749,184
Net assets at beginning of year	576,769,187	20,003
Net assets at end of year	$750,934,658	$576,769,187
Undistributed net investment income	$1,902,425	$1,625,962

(a) For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

	Year Ended May 31, 2013		Year Ended May 31, 2012(a)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	21,469,577	228,799,780	61,930,547	618,688,188
Distributions reinvested	1,052,005	10,915,667	—	—
Redemptions	(20,690,586)	(222,363,048)	(1,152,781)	(11,231,747)
Net increase	1,830,996	17,352,399	60,777,766	607,456,441
Total net increase	1,830,996	17,352,399	60,777,766	607,456,441

(a) For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.49	$10.00
Income from investment operations:
Net investment income	0.18	0.02
Net realized and unrealized gain (loss)	2.50	(0.53)
Total from investment operations	2.68	(0.51)
Less distributions to shareholders:
Net investment income	(0.18)	—
Total distributions to shareholders	(0.18)	—
Net asset value, end of period	$11.99	$9.49
Total return	28.49%	(5.10%)
Ratios to average net assets(b)
Total gross expenses	1.24%	1.38	%(c)
Total net expenses(d)	1.08%	1.08	%(c)
Net investment income	1.70%	2.46	%(c)
Supplemental data
Net assets, end of period (in thousands)	$750,935	$576,769
Portfolio turnover	55%	3%

Notes to Financial Highlights

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Active Portfolios® — Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.65% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $3,018.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.24%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.08% of Class A share's average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the

Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(135,451)
Accumulated net realized gain	1,912
Paid-in capital	133,539

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013	Period Ended May 31, 2012
Ordinary income	$10,916,018	$—
Long-term capital gains	—	—
Tax return of capital	—	—
Total	$10,916,018	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,965,758
Undistributed accumulated long-term gain	7,220,976
Unrealized appreciation	109,927,350

At May 31, 2013, the cost of investments for federal income tax purposes was $631,023,741 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$116,063,450
Unrealized depreciation	(6,136,100)
Net unrealized appreciation	$109,927,350

For the year ended May 31, 2013, $1,772,649 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $367,040,394 and $353,708,013, respectively, for the year ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Significant Risks

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

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Columbia Active Portfolios® — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2013

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Active Portfolios® — Diversified Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Active Portfolios® — Diversified Equity Income Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the period ended May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013
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Columbia Active Portfolios® — Diversified Equity Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	99.82%
Capital Gain Dividend	$7,582,025

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Active Portfolios® — Diversified Equity Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Active Portfolios® — Diversified Equity Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006 senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

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Columbia Active Portfolios® — Diversified Equity Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

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Columbia Active Portfolios® — Diversified Equity Income Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Active Portfolios® — Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

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Columbia Active Portfolios® — Diversified Equity Income Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Active Portfolios® — Diversified Equity Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Active Portfolios® — Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN116_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Absolute Return Emerging Markets Macro Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Absolute Return Emerging Markets Macro Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Approval of Investment Management Services Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Emerging Markets Macro Fund (the Fund) Class A shares returned 4.19% excluding sales charges for the 12-month period that ended May 31, 2013.

>  To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.08% and the 1 Month USD LIBOR returned 0.22% for the same 12-month period.

>  The Fund primarily used interest rate, credit and currency strategies to navigate the volatility within the emerging market fixed income asset class during the fiscal year.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	Life
Class A	04/07/11
Excluding sales charges		4.19	2.49
Including sales charges		-1.80	-0.29
Class B	04/07/11
Excluding sales charges		3.41	1.70
Including sales charges		-1.59	0.32
Class C	04/07/11
Excluding sales charges		3.40	1.69
Including sales charges		2.40	1.69
Class I	04/07/11	4.74	2.89
Class R	04/07/11	3.93	2.19
Class R5*	11/08/12	4.55	2.66
Class W	04/07/11	4.31	2.47
Class Z	04/07/11	4.50	2.72
Citigroup 3-Month U.S. Treasury Bill Index		0.08	0.06
1 Month USD LIBOR		0.22	0.49

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The 1 Month USD LIBOR is the average interest rate at which a selection of banks in London lend U.S. dollar funds from one another with a maturity of one month. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2013
2

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 7, 2011 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Emerging Markets Macro Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance

At May 31, 2013, approximately 66% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 4.19% excluding sales charges. To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.08%, and the 1 Month USD LIBOR returned 0.22%. The Fund primarily used interest rate, credit and currency strategies to navigate the volatility within the emerging market fixed income asset class during the fiscal year.

Tale of Two Halves

Emerging market bonds and currencies experienced a tale of two halves within the fiscal year ended May 31, 2013. The first seven months of the fiscal year saw the JPMorgan EMBI Global Index (EMBIG)*, a widely used emerging market sovereign debt benchmark, return more than 14%. Spreads (yield differentials) between emerging market sovereign bonds and U.S. Treasuries, tightened more than 150 basis points (a basis point is 1/100th of a percentage point), and most emerging market currencies had solid rates of appreciation. By contrast, the first five months of 2013 saw a significant turnaround in performance. EMBIG spreads widened approximately 40 basis points; U.S. Treasury yields and volatility both increased substantially; the U.S. dollar strengthened by more than 4%; and commodities prices dropped. These conditions, along with some emerging market country-specific risks during the first five months of 2013, created significant headwinds to emerging market debt performance and caused the EMBIG to lose about a third of the performance it had accumulated during the first seven months of the fiscal year. Some of the weaker performance year-to-date through May 31, 2013 can additionally be attributed simply to mean reversion (a theory suggesting that prices and returns eventually move back towards the historical mean or average) as the sector had a strong fourth calendar quarter of 2012.

Diversified Investment Approach Helps Mitigate Impact of Market Conditions

The Fund pursues a positive absolute return by exploiting macro-level views on emerging market debt and currencies. This approach seeks to identify investment opportunities by employing a combination of top-down fundamental research, economic policy and political assessments, and quantitative and technical analyses. It is well worth noting that during the first five months of 2013, when the EMBIG lost about a third of the performance it had accumulated during the first seven months of the annual period, the Fund lost only about 15% of its accumulated performance. We believe this is largely a reflection of the Fund's relatively low volatility and diversified, active management approach to investing in the asset class.

Portfolio Management

Jim Carlen, CFA

Henry Stipp

John Peta

Sector Allocation (%) (at May 31, 2013)
Sovereign	28.1
USD denominated	9.4
non-USD denominated	18.7
Quasi Sovereign	9.9
Corporate Bonds & Notes	3.8
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	58.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $65.0 million) which were segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Quality Breakdown (%) (at May 31, 2013)
AAA rating	9.0
AA rating	22.2
A rating	3.3
BBB rating	32.0
B rating	11.6
Not rated	21.9
Total	100.0

Percentages indicated are based upon total of direct investments in fixed income securities (i.e., excludes investments in Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

For the fiscal year overall, positions in the sovereign debt of Romania, Colombia and the Dominican Republic boosted the Fund's performance. Currency positions in the Russian ruble, Polish zloty, Mexican peso and Malaysian ringgit also contributed positively to the Fund's results. The Fund's shorter duration positioning than that of the EMBIG further added value, as rates increased during the fiscal year overall.

Select Credit and Currency Positions Detract From Performance

Positions in the sovereign debt of Qatar detracted from the Fund's performance during the fiscal year overall. Currency positions in the Indonesian rupiah and the Singapore dollar also hurt results.

Exposure to Solid Commodity Exporters Maintained

Throughout the fiscal year, the Fund was positioned with a focus on emerging markets with what we considered to have credible policy management and little external financing requirements. We also maintained exposure to solid commodity exporters, such as Russia, Colombia, Brazil, Peru, Malaysia and Indonesia. During the period, we added exposure to countries and currencies that had specific news flow or data flow that we viewed favorably, including the Dominican Republic, Romania, the Mexican peso and the Russian ruble. At the end of the annual period, the Fund's top currency exposures were to the Mexican peso, the Malaysian ringgit, the Chinese yuan, the Polish zloty and the Russian ruble.

Looking Ahead

Our view ahead for emerging market debt remains constructive but cognizant of both the significant external risks that form the investing context for the sector as well as some growing emerging market-specific risks. Global economic growth, in terms of its magnitude, country mix and sustainability, has become an increasingly important concern for emerging market investors in 2013. Chinese economic growth has been moderating, and its new leadership's policy preferences appear somewhat unclear to us as are the potential implications of such policies on the broader global markets. European Union economic growth seems to remain stuck in neutral, and Japanese economic growth was still not seeing great velocity at the end of the fiscal period. U.S. economic growth appeared, at the end of May 2013, to be a bright spot in this context, but the recovery, to date, has remained suboptimal and has continued to show a pattern of modestly stronger or weaker quarters. Emerging market economic growth, collectively, looks to us to be more robust than that seen in developed markets, but the picture is not uniform, even within regions.

Notwithstanding these concerns, we remain cautiously optimistic on global economic growth overall for the year ahead and constructive in our view on commodity prices. One notable question that remained dominant at the end of the fiscal year was how emerging market debt assets will perform amidst an environment wherein developed market central banks may be providing less new liquidity and may even be winding down some of their extraordinary quantitative easing programs.

Still, strong emerging market sovereign balance sheets, policy flexibility to respond to external developments and reasonably strong commodity prices

Foreign Debt Percentages by Country (%) at May 31, 2013
China	9.7
Mexico	8.0
Venezuela	5.8
Russia	4.6
Colombia	4.5
Peru	3.9
Brazil	3.9
Singapore	3.6
Romania	2.9
Panama	2.8
Chile	2.7
South Korea	2.6
Dominican Republic	2.5
Qatar	2.2
Indonesia	1.8
Trinidad and Tobago	1.1
Greece	0.0
Turkey	(2.3)

Percentages indicated are based upon Fund net assets and includes market value of credit default swaps valued at notional but does not include investments in forward foreign currency contracts. The Fund's portfolio composition is subject to change.

Foreign debt exposure is defined as exposure to foreign debt, through bond or derivative investments, issued in a currency different from the currency that the sovereign entity can produce (print) itself.

Annual Report 2013
5

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

should mean, in our view, that emerging market debt continues to have some important underlying supports.

*The JPMorgan EMBIG includes U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Notional Market Value (in USD) of
Forward Foreign Currency Contracts Exposure as a % of Net Assets

BRL  Brazilian Real

CLP  Chilean Peso

CNY  China, Yuan Renminbi

CZK  Czech Koruna

EUR  Euro

MXN  Mexican Peso

MYR  Malaysia Ringgits

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

Investment Risks

Columbia Absolute Return Emerging Markets Macro Fund is designed for investors with above-average risk tolerance and is not designed to outperform stocks and bonds in strong markets. Because the Fund is non-diversified, and invests primarily in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries, it may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. The Fund may make short sales, which involves selling a security or other asset the Fund does not own in anticipation that the instrument's price will decline. Short positions introduce more risk than long positions. Leveraging exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. The use of derivatives introduces risks possibly greater than the risks associated with investing directly in the investments underlying the derivatives. A relatively small price movement in an underlying investment may result in a substantial gain or loss. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social, and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. There are risks associated with fixed income investments, including counterparty credit risk, interest rate risk, and prepayment and extension risk. Counterparty credit risk is the risk that a counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.

Annual Report 2013
6

Columbia Absolute Return Emerging Markets Macro Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.20	1,017.55	7.36	7.44	1.48
Class B	1,000.00	1,000.00	990.40	1,013.81	11.07	11.20	2.23
Class C	1,000.00	1,000.00	989.30	1,013.81	11.06	11.20	2.23
Class I	1,000.00	1,000.00	996.70	1,019.80	5.13	5.19	1.03
Class R	1,000.00	1,000.00	992.60	1,016.31	8.59	8.70	1.73
Class R5	1,000.00	1,000.00	996.60	1,019.55	5.38	5.44	1.08
Class W	1,000.00	1,000.00	994.20	1,017.55	7.36	7.44	1.48
Class Z	1,000.00	1,000.00	995.20	1,018.80	6.12	6.19	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 3.7%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Supranational 3.7%
Corporación Andina de Fomento Senior Unsecured 01/15/16	3.750%		3,965,000	4,208,296
Total Corporate Bonds & Notes (Cost: $4,006,652)				4,208,296
Inflation-Indexed Bonds(a) 6.7%
Mexico 6.7%
Mexican Udibonos 12/19/13	3.500%	MXN	96,914,578	7,684,725
Total Inflation-Indexed Bonds (Cost: $7,704,756)				7,684,725
Foreign Government Obligations(a) 30.5%
Chile 2.8%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,500,000,000	3,154,507
Colombia 2.6%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		1,700,000	1,844,500
Empresa de Energia de Bogota SA Senior Unsecured(b) 11/10/21	6.125%		1,000,000	1,087,289
Total				2,931,789
Dominican Republic 2.5%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		2,600,000	2,888,152
Greece —%
Hellenic Republic Government Bond Senior Unsecured(c) 10/15/42	0.000%	EUR	1,417,500	21,556
Indonesia 1.8%
Indonesia Treasury Bond Senior Unsecured 10/15/14	11.000%	IDR	9,090,000,000	1,005,015
09/15/16	7.375%	IDR	9,600,000,000	1,052,731
Total				2,057,746

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 1.3%
Mexican Bonos 06/20/13	9.000%	MXN	1,332,000	1,045,142
12/15/16	7.250%	MXN	567,100	483,195
Total				1,528,337
Qatar 2.2%
Qatar Government International Bond Senior Unsecured 04/09/19	6.550%		2,050,000	2,511,250
Romania 3.0%
Romania Government Bond 07/26/17	5.900%	RON	7,130,000	2,188,070
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%		1,000,000	1,182,499
Total				3,370,569
Russian Federation 4.7%
Russian Foreign Bond — Eurobond Senior Unsecured(b) 04/04/17	3.250%		2,000,000	2,083,200
Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/17	4.950%		3,000,000	3,211,845
Total				5,295,045
Singapore 3.7%
Singapore Government Bond Senior Unsecured 03/01/27	3.500%	SGD	4,700,000	4,198,333
South Korea 2.6%
Export-Import Bank of Korea Senior Unsecured 11/20/15	1.250%		3,000,000	2,981,958
Trinidad and Tobago 1.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		1,000,000	1,285,851
Venezuela 2.2%
Petroleos de Venezuela SA 11/02/17	8.500%		2,660,000	2,507,050
Total Foreign Government Obligations (Cost: $33,776,531)				34,732,143

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2013

Money Market Funds 56.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(d)(e)	64,958,776	64,958,776
Total Money Market Funds (Cost: $64,958,776)		64,958,776
Total Investments (Cost: $110,446,715)		111,583,940
Other Assets & Liabilities, Net		2,481,710
Net Assets		114,065,650

Investments in Derivatives

Credit Default Swap Contracts Outstanding at May 31, 2013

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Limited	Republic of Turkey	December 20, 2015	1.000	2,700,000	(15,493)	(81,109)	(5,475)	—	(102,077)

Credit Default Swap Contracts Outstanding at May 31, 2013

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Republic of Peru	September 20, 2016	1.000	0.791	1,500,000	10,289	27,909	3,042	41,240	—
Citibank	Republic of Peru	September 20, 2016	1.000	0.791	3,000,000	20,578	23,565	6,084	50,227	—
Citibank	People's Republic of China	December 20, 2016	1.000	0.614	1,500,000	20,411	21,246	3,042	44,699	—
Citibank New York	People's Republic of China	December 20, 2016	1.000	0.614	9,700,000	131,991	188,086	19,669	339,746	—
Citibank	Federative Republic of Brazil	December 20, 2017	1.000	1.385	2,200,000	(37,359)	11,543	4,461	—	(21,355)
Citibank	Republic of Colombia	December 20, 2017	1.000	0.979	2,200,000	2,025	2,894	4,461	9,380	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2013

Credit Default Swap Contracts Outstanding at May 31, 2013

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Republic of Panama	December 20, 2017	1.000	0.937	3,200,000	8,996	2,808	6,489	18,293	—
Barclays	Federative Republic of Brazil	March 20, 2018	1.000	1.426	2,260,000	(44,612)	20,770	4,583	—	(19,259)
Total									503,585	(40,614)

**  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts Open at May 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	June 5, 2013	44,296,000 (CZK)	2,239,762 (USD)	1,922	—
UBS Securities	June 13, 2013	3,048,000 (EUR)	4,016,502 (USD)	54,672	—
Standard Chartered Bank	June 14, 2013	706,951 (USD)	8,613,000 (MXN)	—	(33,582)
Goldman, Sachs & Co.	June 14, 2013	3,704,545 (USD)	11,746,000 (PLN)	—	(135,991)
J.P. Morgan Securities, Inc.	June 21, 2013	2,830,000 (SGD)	2,279,409 (USD)	40,376	—
Citigroup Global Markets Inc.	June 21, 2013	3,501,848 (USD)	110,373,000 (RUB)	—	(57,237)
Citigroup Global Markets Inc.	June 28, 2013	1,586,229,000 (CLP)	3,273,613 (USD)	121,141	—
Standard Chartered Bank	June 28, 2013	3,313,638 (USD)	6,786,000 (BRL)	—	(161,677)
HSBC Securities (USA), Inc.	June 28, 2013	4,524,887 (USD)	28,000,000 (CNY)	7,600	—
Deutsche Bank	June 28, 2013	8,461,689 (USD)	25,864,000 (MYR)	—	(111,460)
Goldman, Sachs & Co.	July 3, 2013	633,545 (USD)	1,184,000 (TRY)	—	(3,673)
Total				225,711	(503,620)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $11,738,836 or 10.29% of net assets.

(c)  Variable rate security.

(d)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	73,317,978	10,962,945	(19,322,147)	64,958,776	102,850	64,958,776

Currency Legend

BRL  Brazilian Real

CLP  Chilean Peso

CNY  China, Yuan Renminbi

CZK  Czech Koruna

EUR  Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

MYR  Malaysia Ringgits

PLN  Polish Zloty

RON  Romania, New Lei

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	4,208,296	—	4,208,296
Inflation-Indexed Bonds	—	7,684,725	—	7,684,725
Foreign Government Obligations	—	34,732,143	—	34,732,143
Total Bonds	—	46,625,164	—	46,625,164
Other
Money Market Funds	64,958,776	—	—	64,958,776
Total Other	64,958,776	—	—	64,958,776
Investments in Securities	64,958,776	46,625,164	—	111,583,940
Derivatives
Assets
Swap Contracts	—	503,585	—	503,585
Forward Foreign Currency Exchange Contracts	—	225,711	—	225,711
Liabilities
Swap Contracts	—	(142,691)	—	(142,691)
Forward Foreign Currency Exchange Contracts	—	(503,620)	—	(503,620)
Total	64,958,776	46,708,149	—	111,666,925

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $45,487,939)	$46,625,164
Affiliated issuers (identified cost $64,958,776)	64,958,776
Total investments (identified cost $110,446,715)	111,583,940
Foreign currency (identified cost $1,054,801)	1,063,895
Unrealized appreciation on forward foreign currency exchange contracts	225,711
Unrealized appreciation on swap contracts	503,585
Premiums paid on outstanding swap contracts	81,109
Receivable for:
Capital shares sold	1,015,474
Dividends	6,563
Interest	627,679
Reclaims	54,575
Expense reimbursement due from Investment Manager	1,038
Prepaid expenses	326
Total assets	115,163,895
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	503,620
Unrealized depreciation on swap contracts	142,691
Premiums received on outstanding swap contracts	298,821
Payable for:
Capital shares purchased	63,555
Investment management fees	2,857
Distribution and/or service fees	258
Transfer agent fees	31,057
Administration fees	248
Compensation of board members	6,508
Other expenses	48,630
Total liabilities	1,098,245
Net assets applicable to outstanding capital stock	$114,065,650
Represented by
Paid-in capital	$111,041,073
Undistributed net investment income	2,335,306
Accumulated net realized loss	(529,568)
Unrealized appreciation (depreciation) on:
Investments	1,137,225
Foreign currency translations	(1,371)
Forward foreign currency exchange contracts	(277,909)
Swap contracts	360,894
Total — representing net assets applicable to outstanding capital stock	$114,065,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$456,766
Shares outstanding	44,220
Net asset value per share	$10.33
Maximum offering price per share(a)	$10.96
Class B
Net assets	$2,575
Shares outstanding	250
Net asset value per share	$10.30
Class C
Net assets	$26,229
Shares outstanding	2,563
Net asset value per share	$10.23
Class I
Net assets	$75,566,668
Shares outstanding	7,283,165
Net asset value per share	$10.38
Class R
Net assets	$2,583
Shares outstanding	250
Net asset value per share	$10.33
Class R5
Net assets	$2,475
Shares outstanding	239
Net asset value per share(b)	$10.37
Class W
Net assets	$37,999,419
Shares outstanding	3,676,573
Net asset value per share	$10.34
Class Z
Net assets	$8,935
Shares outstanding	855
Net asset value per share	$10.45

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$102,850
Interest	2,037,068
Foreign taxes withheld	(4,286)
Total income	2,135,632
Expenses:
Investment management fees	1,015,589
Distribution and/or service fees
Class A	991
Class B	26
Class C	184
Class R	13
Class W	85,901
Transfer agent fees
Class A	3,957
Class B	26
Class C	184
Class R	26
Class R5(a)	1
Class W	342,434
Class Z	159
Administration fees	88,312
Compensation of board members	12,419
Custodian fees	12,371
Printing and postage fees	64,679
Registration fees	95,125
Professional fees	37,520
Other	9,026
Total expenses	1,768,943
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(457,061)
Total net expenses	1,311,882
Net investment income	823,750
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(211,332)
Foreign currency translations	10,912
Forward foreign currency exchange contracts	574,201
Swap contracts	1,338,168
Net realized gain	1,711,949
Net change in unrealized appreciation (depreciation) on:
Investments	2,064,361
Foreign currency translations	26,429
Forward foreign currency exchange contracts	218,385
Swap contracts	(139,457)
Net change in unrealized appreciation (depreciation)	2,169,718
Net realized and unrealized gain	3,881,667
Net increase in net assets resulting from operations	$4,705,417

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012
Operations
Net investment income	$823,750	$1,791,917
Net realized gain	1,711,949	903,292
Net change in unrealized appreciation (depreciation)	2,169,718	(1,045,364)
Net increase in net assets resulting from operations	4,705,417	1,649,845
Distributions to shareholders
Net investment income
Class A	(3,554)	(1,072)
Class B	—	(17)
Class C	(178)	(17)
Class I	(757,870)	(1,228,266)
Class R	(11)	(25)
Class R5	(25)	—
Class W	(198,389)	(580,605)
Class Z	—	(610,474)
Total distributions to shareholders	(960,027)	(2,420,476)
Increase (decrease) in net assets from capital stock activity	4,543,253	73,999,469
Total increase in net assets	8,288,643	73,228,838
Net assets at beginning of year	105,777,007	32,548,169
Net assets at end of year	$114,065,650	$105,777,007
Undistributed net investment income	$2,335,306	$636,940

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets (continued)

	Year ended May 31, 2013(a)		Year ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	25,237	262,214	30,405	308,695
Distributions reinvested	339	3,534	104	1,040
Redemptions	(5,239)	(54,755)	(6,876)	(69,703)
Net increase	20,337	210,993	23,633	240,032
Class C shares
Subscriptions	2,297	23,716	—	—
Distributions reinvested	16	161	—	—
Net increase	2,313	23,877	—	—
Class I shares
Subscriptions	165,465	1,733,216	9,545,912	96,037,522
Distributions reinvested	72,521	757,844	123,193	1,228,231
Redemptions	(324,248)	(3,353,085)	(3,798,178)	(38,295,223)
Net increase (decrease)	(86,262)	(862,025)	5,870,927	58,970,530
Class R5 shares
Subscriptions	239	2,500	—	—
Net increase	239	2,500	—	—
Class W shares
Subscriptions	1,134,695	11,789,033	4,970,330	50,662,374
Distributions reinvested	19,020	198,374	58,349	580,572
Redemptions	(655,346)	(6,782,717)	(1,850,725)	(18,610,681)
Net increase	498,369	5,204,690	3,177,954	32,632,265
Class Z shares
Subscriptions	605	6,265	3,729,969	37,820,051
Distributions reinvested	—	—	393	3,917
Redemptions	(4,177)	(43,047)	(5,477,953)	(55,667,326)
Net decrease	(3,572)	(36,782)	(1,747,591)	(17,843,358)
Total net increase	431,424	4,543,253	7,324,923	73,999,469

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended May 31,
Class A	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.99	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.04	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	0.38	(0.01)	0.01
Total from investment operations	0.42	0.11	0.01
Less distributions to shareholders:
Net investment income	(0.08)	(0.13)	—
Total distributions to shareholders	(0.08)	(0.13)	—
Net asset value, end of period	$10.33	$9.99	$10.01
Total return	4.19%	1.09%	0.10%
Ratios to average net assets(c)
Total gross expenses	2.46%	1.79%	7.31	%(d)
Total net expenses(e)	1.48%	1.48%	1.45	%(d)
Net investment income (loss)	0.43%	1.16%	(0.24	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$457	$238	$3
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class B	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.96	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	0.08	(0.01)
Net realized and unrealized gain (loss)	0.37	(0.05)	0.01
Total from investment operations	0.34	0.03	—
Less distributions to shareholders:
Net investment income	—	(0.07)	—
Total distributions to shareholders	—	(0.07)	—
Net asset value, end of period	$10.30	$9.96	$10.00
Total return	3.41%	0.26%	0.00%
Ratios to average net assets(b)
Total gross expenses	3.19%	2.95%	8.00	%(c)
Total net expenses(d)	2.23%	2.23%	2.21	%(c)
Net investment income (loss)	(0.25%)	0.76%	(0.93	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$2	$2
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class C	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.96	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)	0.08	(0.01)
Net realized and unrealized gain (loss)	0.38	(0.05)	0.01
Total from investment operations	0.34	0.03	—
Less distributions to shareholders:
Net investment income	(0.07)	(0.07)	—
Total distributions to shareholders	(0.07)	(0.07)	—
Net asset value, end of period	$10.23	$9.96	$10.00
Total return	3.40%	0.26%	0.00%
Ratios to average net assets(b)
Total gross expenses	3.21%	2.95%	8.00	%(c)
Total net expenses(d)	2.23%	2.23%	2.21	%(c)
Net investment income (loss)	(0.34%)	0.76%	(0.93	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$26	$2	$2
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class I	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.01	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.09	0.15	0.00	(b)
Net realized and unrealized gain (loss)	0.39	(0.01)	0.01
Total from investment operations	0.48	0.14	0.01
Less distributions to shareholders:
Net investment income	(0.11)	(0.14)	—
Total distributions to shareholders	(0.11)	(0.14)	—
Net asset value, end of period	$10.38	$10.01	$10.01
Total return	4.74%	1.40%	0.10%
Ratios to average net assets(c)
Total gross expenses	1.21%	1.10%	6.95	%(d)
Total net expenses(e)	1.05%	1.10%	1.16	%(d)
Net investment income	0.88%	1.51%	0.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$75,567	$73,788	$15,003
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class R	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.98	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.02	0.13	(0.01)
Net realized and unrealized gain (loss)	0.37	(0.05)	0.01
Total from investment operations	0.39	0.08	—
Less distributions to shareholders:
Net investment income	(0.04)	(0.10)	—
Total distributions to shareholders	(0.04)	(0.10)	—
Net asset value, end of period	$10.33	$9.98	$10.00
Total return	3.93%	0.81%	0.00%
Ratios to average net assets(b)
Total gross expenses	2.68%	2.64%	7.54	%(c)
Total net expenses(d)	1.73%	1.73%	1.73	%(c)
Net investment income (loss)	0.24%	1.26%	(0.46	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$2	$3
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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23

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

Class R5	Year ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.47
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	0.00	(c)
Less distributions to shareholders:
Net investment income	(0.10)
Total distributions to shareholders	(0.10)
Net asset value, end of period	$10.37
Total return	0.04%
Ratios to average net assets(d)
Total gross expenses	1.28	%(e)
Total net expenses(f)	1.08	%(e)
Net investment income	0.79	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	1%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class W	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.97	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.05	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	0.38	(0.03)	0.01
Total from investment operations	0.43	0.09	0.01
Less distributions to shareholders:
Net investment income	(0.06)	(0.13)	—
Total distributions to shareholders	(0.06)	(0.13)	—
Net asset value, end of period	$10.34	$9.97	$10.01
Total return	4.31%	0.92%	0.10%
Ratios to average net assets(c)
Total gross expenses	2.45%	1.88%	7.27	%(d)
Total net expenses(e)	1.48%	1.48%	1.48	%(d)
Net investment income (loss)	0.45%	1.18%	(0.20	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$37,999	$31,699	$3
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year ended May 31,
Class Z	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.00	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.09	0.17	(0.01)
Net realized and unrealized gain (loss)	0.36	(0.04)	0.02
Total from investment operations	0.45	0.13	0.01
Less distributions to shareholders:
Net investment income	—	(0.14)	—
Total distributions to shareholders	—	(0.14)	—
Net asset value, end of period	$10.45	$10.00	$10.01
Total return	4.50%	1.27%	0.10%
Ratios to average net assets(b)
Total gross expenses	2.18%	1.75%	12.46	%(c)
Total net expenses(d)	1.23%	1.23%	1.21	%(c)
Net investment income (loss)	0.82%	1.71%	(0.40	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$44	$17,532
Portfolio turnover	1%	285%	5%

Notes to Financial Highlights

(a)  For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Absolute Return Emerging Markets Macro Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes seperately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2013
27

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities and increase or decrease its credit exposure to a specific debt security or a basket of debt securities.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less

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Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	503,585
Credit contracts	Premiums paid on outstanding credit default swap contracts	81,109
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	225,711
Total		810,405
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	142,691
Credit contracts	Premiums received on outstanding credit default swap contracts	298,821
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	503,620
Total		945,132

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29

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	1,338,168	1,338,168
Foreign exchange contracts	574,201	—	574,201
Total	574,201	1,338,168	1,912,369
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(139,457)	(139,457)
Foreign exchange contracts	218,385	—	218,385
Total	218,385	(139,457)	78,928

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	119
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	6,660,000
Credit default swap contracts — sell protection	9,860,000

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in

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30

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.92% to 0.80% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.92% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $1,544.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for

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Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	1.00%
Class B	0.99
Class C	1.00
Class R	0.98
Class R5*	0.05
Class W	1.00
Class Z	0.99

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $42,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $866 for Class A shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through September 30, 2013		Prior to August 1, 2012
Class A	1.48%		1.48%
Class B	2.23		2.23
Class C	2.23		2.23
Class I	1.03		1.16
Class R	1.73		1.73
Class R5	1.08	*	—
Class W	1.48		1.48
Class Z	1.23		1.23

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is

Annual Report 2013
32

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforward, Trustees' deferred compensation, derivative instruments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,834,643
Accumulated net realized loss	(1,834,643)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013	2012
Ordinary income	$960,027	$2,420,476

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,611,565
Unrealized appreciation	900,401

At May 31, 2013, the cost of investments for federal income tax purposes was $110,683,539 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,525,802
Unrealized depreciation	(625,401)
Net unrealized appreciation	$900,401

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	529,568

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,362,779 and $257,229, respectively, for the year ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013 affiliated shareholders accounts owned 99.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

Annual Report 2013
33

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2013

The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
34

Columbia Absolute Return Emerging Markets Macro Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Emerging Markets Macro Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Emerging Markets Macro Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013
35

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
36

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
37

Columbia Absolute Return Emerging Markets Macro Fund
Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
38

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
39

Columbia Absolute Return Emerging Markets Macro Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
40

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Emerging Markets Macro Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
41

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
42

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
43

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Annual Report 2013
44

Columbia Absolute Return Emerging Markets Macro Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Absolute Return Emerging Markets Macro Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN105_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Absolute Return Enhanced Multi-Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Absolute Return Enhanced Multi-Strategy Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	50
Federal Income Tax Information	51
Trustees and Officers	52
Approval of Investment Management Services Agreement	57
Important Information About This Report	61

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) Class A shares returned 5.08% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.08% for the same 12-month period.

>  The S&P 500 Index, a broad measure of the U.S. equity market, returned 27.28%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, returned 0.91% for the 12 months.

>  The Fund underperformed its Blended Index, which returned 16.12% for the same 12-month period.

>  The positive absolute returns generated by the Fund's investments in a global trend following strategy, a developed market currency strategy, two equity alpha strategies and a short-term currency strategy more than offset the negative absolute returns from the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	Life
Class A	03/31/11
Excluding sales charges		5.08	2.41
Including sales charges		-0.96	-0.35
Class B	03/31/11
Excluding sales charges		4.26	1.61
Including sales charges		-0.74	0.24
Class C	03/31/11
Excluding sales charges		4.24	1.65
Including sales charges		3.24	1.65
Class I	03/31/11	5.51	2.69
Class R	03/31/11	4.70	2.09
Class R5*	11/08/12	5.25	2.48
Class W	03/31/11	5.13	2.43
Class Z	03/31/11	5.29	2.64
Citigroup 3-Month U.S. Treasury Bill Index		0.08	0.07
S&P 500 Index		27.28	12.48
Barclays U.S. Aggregate Bond Index		0.91	4.89
Blended Index		16.12	9.64

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2013
2

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Enhanced Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance

At May 31, 2013, approximately 37% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 5.08% excluding sales charges. During the same 12-month period, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.08%, the S&P 500 Index, a broad measure of the U.S. equity market, returned 27.28%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, returned 0.91%. The Fund's Blended Index returned 16.12% during the 12-month period.

The positive absolute returns generated by the Fund's investments in a global trend following strategy, a developed market currency strategy, two equity alpha strategies and a short-term currency strategy more than offset the negative absolute returns from the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy.

Strong Equity Market Returns Overwhelm Results for Absolute Return

While absolute returns may seem somewhat muted when compared to U.S. equity market returns, it is important to note that absolute returns were far less volatile than the equity markets. In the face of concerns about the sustainability of global fundamentals, investments seeking solid returns with lower volatility than, and low correlation to, broad markets proved rather compelling.

Investment Strategies Overall Generate Positive Results

The Fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies.

During the fiscal year, the Fund was able to generate the greatest positive absolute return from its investment in a global trend following strategy. Using a variety of market, valuation and other factors, the strategy seeks to identify areas of relative value across equity, bond and currency markets in developed countries around the globe as well as to determine the direction of global markets.

A quantitative strategy that establishes equal-weighted long and short positions in currency forward contracts based on broad technical and fundamental drivers of return also performed well, providing a positive absolute return. The strategy uses nine developed market currencies (UK, Euro, Sweden, Norway, Canada, Japan, New Zealand, Australia and Switzerland) in seeking to achieve an absolute return profile with no net exposure to the U.S. dollar.

In addition, two equity alpha strategies — Dividend Income and Contrarian Core — generated positive absolute returns after netting the overlay strategy we

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Top Ten Holdings(a) (%) — Long Positions (at May 31, 2013)
Philip Morris International, Inc.	1.6
JPMorgan Chase & Co.	1.5
International Business Machines Corp.	1.3
Johnson & Johnson	1.3
Google, Inc., Class A	1.2
Microsoft Corp.	1.1
Exxon Mobil Corp.	1.1
Chevron Corp.	1.1
Procter & Gamble Co. (The)	1.1
QUALCOMM, Inc.	1.0

(a) Percentages indicated are based upon total long investments (excluding Money Market Funds).

Top Ten Holdings(b) (%) — Short Positions (at May 31, 2013)
Bristol-Myers Squibb Co.	(1.7)
M&T Bank Corp.	(1.6)
Morgan Stanley	(1.6)
Laboratory Corp. of America Holdings	(1.6)
Cheesecake Factory, Inc. (The)	(1.6)
Church & Dwight Co., Inc.	(1.5)
Kansas City Southern	(1.5)
PACCAR, Inc.	(1.5)
McCormick & Co., Inc.	(1.5)
Clorox Co. (The)	(1.5)

(b) Percentages indicated are based upon total short investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

apply to these strategies in an effort to remove the equity market exposure in these strategies.

Only partially offsetting the positive absolute returns generated by the strategies during the fiscal period were the negative absolute returns generated by the Fund's investment in a VIX futures strategy. The VIX futures strategy is an alpha strategy based on futures contracts on forward 30-day implied volatilities of the S&P 500 Index. The strategy produced a negative return, as volatility represented by the futures contracts remained low for much of the fiscal year. The Fund's investments in an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy also generated negative absolute returns, but impacted the Fund to a far more modest degree.

At the end of the fiscal year, the Fund had its greatest allocations to the global trend following strategy and the developed market currency strategy.

Two New Strategies Added

In July 2012, we added two strategies to the Fund's underlying investment strategies. The first is the VIX futures strategy, mentioned earlier. Investment decisions for this strategy are based on the direction of the VIX futures and on modeling results of the cross-curve market. The strategy takes both short and long positions in VIX futures. The second strategy added is a short-term currency strategy. This strategy assigns equal risk budgets derived from three distinct models with G10 currencies and Singapore dollar forward futures. Distinguishing characteristics of this strategy are its short-term focus and its opportunistic investment activity intended to generate alpha, or added value.

Looking ahead

At present, we expect 2013 overall to be marked by global economic growth that remains weak but proves to be a little better than seen in 2012, despite the drag from potential fiscal policy and debt issues in the U.S., Japan and the eurozone.

With improved U.S. economic data, the U.S. financial markets overall have seen positive returns. We remain concerned, however, that such data remains inconsistent. The Federal Reserve's (the Fed's) accommodative monetary policy has supported the financial markets as a whole. Yet the sustainability of such a rally is a concern. There was hinting toward the end of the reporting period of potential change in the Fed's bond-buying program, which could dramatically affect both the U.S. equity and fixed income markets. Timing of any future U.S. interest rate hikes could be critical to the success of the U.S. fixed income markets. Further, worries about higher income taxes, implementation of new health care laws and possible budget cuts may weigh on consumer confidence.

Most of Europe remained, at the end of the reporting period, in a recession, and prospects for economic growth ahead remained restrained. We continue to see select European debt and currency strength, but we believe meaningful steps are still needed to improve the continent's balance sheet before we see any lasting long-term sustainable strength.

China's ability to sustain high economic growth also remained a concern. That said, any re-acceleration of economic growth in China is anticipated to help both fiscal policy and debt issues arithmetically and is also likely, in our view, to have a disproportionate impact on investor confidence through much of the world.

Portfolio Breakdown (%)

(at May 31, 2013)

	Long		Short	Net
Common Stocks	30.0		(8.2)	21.8
Consumer Discretionary	4.6		(1.7)	2.9
Consumer Staples	2.5		(0.6)	1.9
Energy	2.1		0.0	2.1
Financials	4.9		(1.6)	3.3
Health Care	5.1		(1.4)	3.7
Industrials	3.1		(1.2)	1.9
Information Technology	5.7		(1.4)	4.3
Materials	1.0		(0.3)	0.7
Telecommunication Services	0.6		0.0	0.6
Utilities	0.4		0.0	0.4
Convertible Preferred Stocks	1.2		0.0	1.2
Consumer Discretionary	0.0	(a)	0.0	0.0	(a)
Consumer Staples	0.1		0.0	0.1
Energy	0.1		0.0	0.1
Financials	0.5		0.0	0.5
Industrials	0.2		0.0	0.2
Information Technology	0.1		0.0	0.1
Utilities	0.2		0.0	0.2
Convertible Bonds	3.2		0.0	3.2
Consumer Discretionary	0.4		0.0	0.4
Consumer Staples	0.3		0.0	0.3
Energy	0.4		0.0	0.4
Financials	0.4		0.0	0.4
Health Care	0.5		0.0	0.5
Industrials	0.6		0.0	0.6
Materials	0.2		0.0	0.2
Telecommunication Services	0.4		0.0	0.4
Treasury Bills	2.6		0.0	2.6
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	71.2		0.0	71.2
Total	108.2		(8.2)	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $55.3 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013
5

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

We believe the primary question at the end of the reporting period was global central bank policy. With sluggish economic growth still expected in Europe, Japan and much of the Australia-Asia region, there is good reason to believe that central banks may well continue to be accommodative. However, as signs of asset price inflation, especially in North America, begin to appear, there may be pressure on some central banks to begin tapering their accommodative policies. How the dynamic between anemic economic growth in some parts of the globe and asset price acceleration in other parts of the world plays out could be, we believe, a determining factor in asset performance over the months ahead, including the tendency of some sectors and countries to relatively outperform.

In addition to global monetary policy, going forward, we expect markets to focus on how effectively developing governments address their fiscal deficits. We believe these longer term policy choices will likely continue to contribute to market volatility. We remain confident that as the Fund seeks to maintain its low correlation to broad markets while minimizing volatility and producing reasonable returns, it continues to be an attractive diversifier for the traditional allocation to stocks and bonds. We remain equally steadfast that having specific targets regarding return, correlation and volatility is particularly important for investors in these challenging times and may provide clarity in a weakly-defined category. Overall, we continue to believe that having multiple strategies to rely upon enables us to create more of an independent return stream that may exhibit less correlation to traditional markets. During periods of heightened volatility and uncertainty in the capital markets, we see this approach as a particular benefit to shareholders with a long-term perspective.

We intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

Investment Risks

Columbia Absolute Return Multi-Strategy Funds are designed for investors with above-average risk tolerance. Absolute return funds are not designed to outperform stocks and bonds in strong markets. They employ certain techniques designed to help implement asset and investment strategy allocations. The techniques used are also intended to reduce risk and volatility in the portfolio and provide protection against a decline in the Fund's assets. However, there is no guarantee that any investment strategy will be successful or that the Fund's objectives will be achieved. The market value of securities and currencies may fall or fail to rise, or fluctuate, sometimes rapidly or unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives. They may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. Short positions introduce more risk than long positions. Leveraging exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. The use of derivatives introduces risks possibly greater than the risks associated with investing directly in the investments underlying the derivatives. A relatively small price movement in an underlying security may result in a substantial gain or loss. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social, and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. There are risks associated with fixed income investments, including counterparty credit risk, interest rate risk, and prepayment and extension risk. Counterparty credit risk is the risk that a counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.

Annual Report 2013
6

Columbia Absolute Return Enhanced Multi-Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,046.60	1,016.21	8.93	8.80	1.75
Class B	1,000.00	1,000.00	1,042.60	1,012.57	12.63	12.44	2.48
Class C	1,000.00	1,000.00	1,042.40	1,012.42	12.78	12.59	2.51
Class I	1,000.00	1,000.00	1,048.80	1,018.40	6.69	6.59	1.31
Class R	1,000.00	1,000.00	1,044.90	1,014.96	10.20	10.05	2.00
Class R5	1,000.00	1,000.00	1,048.40	1,018.25	6.84	6.74	1.34
Class W	1,000.00	1,000.00	1,047.10	1,015.96	9.19	9.05	1.80
Class Z	1,000.00	1,000.00	1,047.70	1,017.45	7.66	7.54	1.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 27.6%

Issuer	Shares	Value ($)
Consumer Discretionary 4.2%
Auto Components 0.1%
Delphi Automotive PLC	840	41,000
TRW Automotive Holdings Corp.(a)	1,423	90,147
Total		131,147
Automobiles 0.1%
General Motors Co.(a)	2,400	81,336
Hotels, Restaurants & Leisure 0.8%
Bally Technologies, Inc.(a)	691	39,353
Las Vegas Sands Corp.	1,805	104,510
McDonald's Corp.	2,544	245,674
Starwood Hotels & Resorts Worldwide, Inc.	600	40,980
Wynn Resorts Ltd.	553	75,147
Yum! Brands, Inc.	2,043	138,413
Total		644,077
Household Durables 0.1%
Mohawk Industries, Inc.(a)	565	62,811
Internet & Catalog Retail 0.4%
Amazon.com, Inc.(a)	469	126,175
Liberty Interactive Corp., Class A(a)	3,487	78,283
priceline.com, Inc.(a)	227	182,492
Total		386,950
Leisure Equipment & Products 0.1%
Mattel, Inc.	1,200	53,700
Media 0.9%
Comcast Corp., Class A	1,797	72,150
DIRECTV(a)	1,402	85,704
Discovery Communications, Inc., Class A(a)	911	71,841
DISH Network Corp., Class A	2,313	89,143
Interpublic Group of Companies, Inc. (The)	2,380	33,844
News Corp., Class A	1,693	54,362
Time Warner, Inc.	1,790	104,482
Viacom, Inc., Class B	2,658	175,136
Walt Disney Co. (The)	1,075	67,811
Total		754,473
Multiline Retail 0.2%
Macy's, Inc.	2,019	97,599
Nordstrom, Inc.	660	38,821
Target Corp.	1,040	72,280
Total		208,700

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 1.0%
American Eagle Outfitters, Inc.	3,235	64,021
Dick's Sporting Goods, Inc.	1,065	55,742
Foot Locker, Inc.	905	31,060
Gap, Inc. (The)	2,255	91,440
Home Depot, Inc. (The)	1,710	134,509
Lowe's Companies, Inc.	1,841	77,524
Pier 1 Imports, Inc.	1,497	34,715
Tiffany & Co.	705	54,835
TJX Companies, Inc.	3,280	166,001
Ulta Salon Cosmetics & Fragrance, Inc.(a)	515	46,741
Williams-Sonoma, Inc.	1,120	60,435
Total		817,023
Textiles, Apparel & Luxury Goods 0.5%
Michael Kors Holdings Ltd.(a)	3,584	225,147
Nike, Inc., Class B	1,580	97,423
Ralph Lauren Corp.	195	34,143
VF Corp.	190	34,933
Total		391,646
Total Consumer Discretionary		3,531,863
Consumer Staples 2.3%
Beverages 0.3%
Coca-Cola Co. (The)	1,525	60,985
Diageo PLC, ADR	594	70,246
PepsiCo, Inc.	1,641	132,544
Total		263,775
Food & Staples Retailing 0.4%
CVS Caremark Corp.	1,801	103,702
Kroger Co. (The)	2,239	75,387
Wal-Mart Stores, Inc.	1,495	111,886
Walgreen Co.	1,265	60,416
Total		351,391
Food Products 0.2%
ConAgra Foods, Inc.	2,730	91,974
General Mills, Inc.	1,010	47,551
Mondelez International, Inc., Class A	1,116	32,877
Total		172,402
Household Products 0.5%
Kimberly-Clark Corp.	745	72,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Procter & Gamble Co. (The)	4,007	307,577
Total		379,716
Personal Products 0.2%
Avon Products, Inc.	1,995	47,022
Estee Lauder Companies, Inc. (The), Class A	1,471	99,704
Total		146,726
Tobacco 0.7%
Altria Group, Inc.	4,315	155,772
Philip Morris International, Inc.	4,895	445,004
Total		600,776
Total Consumer Staples		1,914,786
Energy 1.9%
Energy Equipment & Services 0.3%
FMC Technologies, Inc.(a)	2,954	164,420
Halliburton Co.	2,464	103,118
Tidewater, Inc.	545	30,024
Total		297,562
Oil, Gas & Consumable Fuels 1.6%
Anadarko Petroleum Corp.	585	51,170
Apache Corp.	820	67,347
Chevron Corp.	2,523	309,698
ConocoPhillips	2,022	124,029
EOG Resources, Inc.	796	102,764
Exxon Mobil Corp.	3,447	311,850
Kinder Morgan, Inc.	1,835	69,693
Noble Energy, Inc.	1,000	57,650
Occidental Petroleum Corp.	760	69,973
Phillips 66	670	44,602
Royal Dutch Shell PLC, ADR	1,515	100,551
Total		1,309,327
Total Energy		1,606,889
Financials 4.5%
Capital Markets 1.0%
BlackRock, Inc.	736	205,491
Franklin Resources, Inc.	1,186	183,605
Goldman Sachs Group, Inc. (The)	673	109,080
Invesco Ltd.	3,711	125,209
Morgan Stanley	2,257	58,456

Common Stocks (continued)

Issuer	Shares	Value ($)
Northern Trust Corp.	835	48,555
State Street Corp.	1,228	81,269
T. Rowe Price Group, Inc.	490	37,172
Total		848,837
Commercial Banks 0.8%
Fifth Third Bancorp	3,675	66,885
Huntington Bancshares, Inc.	8,130	63,007
PNC Financial Services Group, Inc. (The)	1,995	142,922
U.S. Bancorp	3,992	139,960
Wells Fargo & Co.	5,310	215,320
Total		628,094
Consumer Finance 0.1%
American Express Co.	1,190	90,095
Diversified Financial Services 1.0%
Bank of America Corp.	9,835	134,346
Citigroup, Inc.	3,458	179,781
CME Group, Inc.	735	49,929
JPMorgan Chase & Co.	7,620	415,976
McGraw Hill Financial, Inc.	785	42,822
Total		822,854
Insurance 1.0%
ACE Ltd.	1,175	105,374
Aflac, Inc.	1,610	89,661
Aon PLC	1,902	121,100
Berkshire Hathaway, Inc., Class B(a)	1,549	176,694
Brown & Brown, Inc.	2,330	75,189
Chubb Corp. (The)	610	53,131
Marsh & McLennan Companies, Inc.	1,775	71,036
MetLife, Inc.	765	33,821
Prudential Financial, Inc.	1,180	81,385
Unum Group	1,330	37,878
Total		845,269
Real Estate Investment Trusts (REITs) 0.6%
CBL & Associates Properties, Inc.	1,557	35,795
CubeSmart	3,927	61,458
Digital Realty Trust, Inc.	1,090	66,392
Federal Realty Investment Trust	320	34,480
Highwoods Properties, Inc.	1,589	57,871
Post Properties, Inc.	1,305	62,379
Public Storage	225	34,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Simon Property Group, Inc.	597	99,365
Taubman Centers, Inc.	600	48,348
Total		500,243
Thrifts & Mortgage Finance —%
People's United Financial, Inc.	2,370	32,611
Total Financials		3,768,003
Health Care 4.7%
Biotechnology 1.4%
Alexion Pharmaceuticals, Inc.(a)	723	70,521
Amarin Corp. PLC, ADR(a)	2,882	20,145
Amgen, Inc.	1,200	120,636
Ariad Pharmaceuticals, Inc.(a)	4,025	73,819
Biogen Idec, Inc.(a)	523	124,207
Celgene Corp.(a)	1,887	233,328
Dynavax Technologies Corp.(a)	9,315	24,312
Gilead Sciences, Inc.(a)	3,950	215,196
Infinity Pharmaceuticals, Inc.(a)	1,650	44,468
Keryx Biopharmaceuticals, Inc.(a)	5,610	44,936
Onyx Pharmaceuticals, Inc.(a)	495	47,248
Pharmacyclics, Inc.(a)	535	49,027
Sarepta Therapeutics, Inc.(a)	770	27,220
Vertex Pharmaceuticals, Inc.(a)	1,411	113,317
Total		1,208,380
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	4,304	157,828
Baxter International, Inc.	978	68,783
Boston Scientific Corp.(a)	5,335	49,295
Covidien PLC	1,911	121,540
Edwards Lifesciences Corp.(a)	1,527	101,484
Hologic, Inc.(a)	2,630	54,572
St. Jude Medical, Inc.	790	34,152
Zimmer Holdings, Inc.	799	62,729
Total		650,383
Health Care Providers & Services 0.6%
Aetna, Inc.	1,269	76,622
Cardinal Health, Inc.	4,368	205,121
CIGNA Corp.	2,203	149,584
Express Scripts Holding Co.(a)	1,285	79,824
Total		511,151

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	599	52,892
Pharmaceuticals 1.8%
AbbVie, Inc.	2,745	117,184
Actavis, Inc.(a)	610	75,207
Allergan, Inc.	1,118	111,230
Bristol-Myers Squibb Co.	4,355	200,373
Johnson & Johnson	4,471	376,369
Merck & Co., Inc.	3,215	150,140
Mylan, Inc.(a)	1,945	59,284
Novo Nordisk A/S, ADR	346	55,741
Pfizer, Inc.	9,979	271,728
Roche Holding AG, ADR	690	43,015
Salix Pharmaceuticals Ltd.(a)	660	40,042
Teva Pharmaceutical Industries Ltd., ADR	825	31,515
Total		1,531,828
Total Health Care		3,954,634
Industrials 2.9%
Aerospace & Defense 1.1%
Boeing Co. (The)	1,720	170,315
General Dynamics Corp.	738	56,900
Honeywell International, Inc.	3,126	245,266
Precision Castparts Corp.	746	159,584
Raytheon Co.	2,319	154,538
United Technologies Corp.	1,099	104,295
Total		890,898
Air Freight & Logistics 0.1%
FedEx Corp.	432	41,619
United Parcel Service, Inc., Class B	555	47,674
Total		89,293
Airlines 0.1%
Delta Air Lines, Inc.(a)	4,760	85,728
Commercial Services & Supplies 0.2%
ADT Corp. (The)	636	25,815
Tyco International Ltd.	1,915	64,746
Waste Connections, Inc.	1,076	43,298
Waste Management, Inc.	1,150	48,220
Total		182,079

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 0.1%
Foster Wheeler AG(a)	1,730	39,825
MasTec, Inc.(a)	2,330	74,094
Total		113,919
Electrical Equipment 0.2%
Eaton Corp. PLC	1,316	86,935
Emerson Electric Co.	685	39,360
Rockwell Automation, Inc.	555	48,851
Total		175,146
Industrial Conglomerates 0.2%
General Electric Co.	5,025	117,183
Machinery 0.3%
Caterpillar, Inc.	350	30,030
Deere & Co.	365	31,795
Dover Corp.	1,423	111,350
Illinois Tool Works, Inc.	499	34,995
Parker Hannifin Corp.	520	51,875
Total		260,045
Professional Services 0.2%
Dun & Bradstreet Corp. (The)	785	77,040
Nielsen Holdings NV	2,853	96,745
Total		173,785
Road & Rail 0.3%
JB Hunt Transport Services, Inc.	740	54,508
Norfolk Southern Corp.	659	50,473
Union Pacific Corp.	787	121,686
Total		226,667
Trading Companies & Distributors 0.1%
Fastenal Co.	1,641	85,627
MRC Global, Inc.(a)	844	23,961
Total		109,588
Total Industrials		2,424,331
Information Technology 5.3%
Communications Equipment 0.5%
Cisco Systems, Inc.	6,389	153,847
QUALCOMM, Inc.	4,309	273,536
Total		427,383
Computers & Peripherals 0.7%
Apple, Inc.	571	256,767

Common Stocks (continued)

Issuer	Shares	Value ($)
EMC Corp.(a)	7,857	194,539
Hewlett-Packard Co.	2,920	71,306
NCR Corp.(a)	2,641	88,210
Total		610,822
Internet Software & Services 1.0%
Baidu, Inc., ADR(a)	1,180	114,035
eBay, Inc.(a)	2,532	136,981
Facebook, Inc., Class A(a)	4,194	102,124
Google, Inc., Class A(a)	390	339,460
LinkedIn Corp., Class A(a)	660	110,570
Total		803,170
IT Services 1.3%
Accenture PLC, Class A	2,576	211,515
Automatic Data Processing, Inc.	935	64,253
Cognizant Technology Solutions Corp., Class A(a)	1,456	94,130
International Business Machines Corp.	1,835	381,717
Mastercard, Inc., Class A	318	181,340
Visa, Inc., Class A	693	123,451
Total		1,056,406
Semiconductors & Semiconductor Equipment 0.5%
Avago Technologies Ltd.	1,112	41,933
Intel Corp.	4,330	105,132
KLA-Tencor Corp.	2,030	114,269
Skyworks Solutions, Inc.(a)	3,474	82,890
Texas Instruments, Inc.	1,400	50,246
Total		394,470
Software 1.3%
Activision Blizzard, Inc.	9,790	141,270
Autodesk, Inc.(a)	1,810	68,291
Check Point Software Technologies Ltd.(a)	1,174	58,794
Citrix Systems, Inc.(a)	1,895	121,943
Electronic Arts, Inc.(a)	3,337	76,718
Microsoft Corp.	9,317	324,977
Oracle Corp.	1,941	65,528
Red Hat, Inc.(a)	1,550	74,757
Salesforce.com, Inc.(a)	2,992	126,651
VMware, Inc., Class A(a)	950	67,564
Total		1,126,493
Total Information Technology		4,418,744

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 0.9%
Chemicals 0.8%
Celanese Corp., Class A	892	44,020
Dow Chemical Co. (The)	3,620	124,745
EI du Pont de Nemours & Co.	1,325	73,922
LyondellBasell Industries NV, Class A	550	36,657
Monsanto Co.	974	98,023
Mosaic Co. (The)	935	56,867
RPM International, Inc.	1,190	39,425
Sherwin-Williams Co. (The)	930	175,333
Total		648,992
Containers & Packaging —%
Sonoco Products Co.	995	34,845
Paper & Forest Products 0.1%
International Paper Co.	1,345	62,072
Total Materials		745,909
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
AT&T, Inc.	4,700	164,453
Verizon Communications, Inc.	4,335	210,161
Total		374,614
Wireless Telecommunication Services 0.1%
Sprint Nextel Corp.(a)	4,720	34,456
Vodafone Group PLC, ADR	2,057	59,550
Total		94,006
Total Telecommunication Services		468,620
Utilities 0.4%
Electric Utilities 0.2%
American Electric Power Co., Inc.	1,025	46,965
Duke Energy Corp.	460	30,788
NextEra Energy, Inc.	375	28,358
Northeast Utilities	1,024	42,670
Westar Energy, Inc.	1,010	32,037
Total		180,818
Multi-Utilities 0.2%
CMS Energy Corp.	1,385	37,326
Dominion Resources, Inc.	555	31,385
Sempra Energy	730	59,349

Common Stocks (continued)

Issuer	Shares	Value ($)
Wisconsin Energy Corp.	885	36,117
Total		164,177
Total Utilities		344,995
Total Common Stocks (Cost: $17,282,808)		23,178,774

Convertible Preferred Stocks 1.2%

Consumer Discretionary —%
Automobiles —%
General Motors Co., 4.750%	350	17,084
Total Consumer Discretionary		17,084
Consumer Staples 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%	600	61,561
Total Consumer Staples		61,561
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%	1,150	53,808
Penn Virginia Corp., 6.000%	550	52,533
Total		106,341
Total Energy		106,341
Financials 0.5%
Commercial Banks 0.1%
Fifth Third Bancorp, 8.500%	210	33,730
Wells Fargo & Co., 7.500%	50	62,750
Total		96,480
Diversified Financial Services 0.2%
AMG Capital Trust II, 5.150%	1,900	107,469
Real Estate Investment Trusts (REITs) 0.2%
Alexandria Real Estate Equities, Inc., 7.000%	2,900	80,656
Health Care REIT, Inc., 6.500%	1,000	63,000
iStar Financial, Inc., 4.500%	800	45,435
Total		189,091
Total Financials		393,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Industrials 0.2%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	1,000	60,340
Airlines 0.1%
Continental Airlines Finance Trust II, 6.000%	2,200	106,012
Total Industrials		166,352
Information Technology 0.1%
Communications Equipment 0.1%
Lucent Technologies Capital Trust I, 7.750%	85	78,838
Total Information Technology		78,838
Utilities 0.2%
Electric Utilities 0.1%
NextEra Energy, Inc., 5.599%	2,150	116,920
Multi-Utilities 0.1%
CenterPoint Energy, Inc., 0.274%(b)	1,100	52,869
Total Utilities		169,789
Total Convertible Preferred Stocks (Cost: $866,282)		993,005

Convertible Bonds 3.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.1%
United Continental Holdings, Inc. 06/30/21	4.500%	55,000	58,281
Automotive 0.1%
Navistar International Corp. Senior Subordinated Notes 10/15/14	3.000%	60,000	61,313
Banking 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%	50,000	54,281
Brokerage 0.1%
Janus Capital Group, Inc. Senior Unsecured 07/15/14	3.250%	50,000	52,188

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.2%
GT Advanced Technologies, Inc. Senior Unsecured 10/01/17	3.000%	74,000	66,646
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%	120,000	117,825
Total			184,471
Food and Beverage 0.2%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%	140,000	135,363
Health Care 0.2%
Alere, Inc. Senior Subordinated Notes 05/15/16	3.000%	60,000	60,000
NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	65,000	63,949
WebMD Health Corp. Senior Unsecured 01/31/18	2.500%	50,000	48,219
Total			172,168
Independent Energy 0.3%
Chesapeake Energy Corp. 12/15/38	2.250%	150,000	139,500
Endeavour International Corp. 07/15/16	5.500%	25,000	14,484
Goodrich Petroleum Corp. Senior Unsecured 10/01/29	5.000%	150,000	149,250
Total			303,234
Lodging 0.2%
Home Inns & Hotels Management, Inc. Senior Unsecured 12/15/15	2.000%	50,000	45,062
Morgans Hotel Group Co. 10/15/14	2.375%	100,000	97,000
Total			142,062
Media Non-Cable 0.1%
Cenveo Corp. 05/15/17	7.000%	50,000	44,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.2%
Jaguar Mining, Inc. Senior Unsecured(c) 11/01/14	4.500%	100,000	30,000
James River Coal Co.(c) 06/01/18	10.000%	68,000	45,390
Molycorp, Inc. Senior Unsecured 06/15/16	3.250%	80,000	55,742
Patriot Coal Corp. Senior Unsecured(d) 05/31/13	3.250%	115,000	10,494
Total			141,626
Non-Captive Consumer —%
DFC Global Corp. Senior Unsecured(c) 04/15/17	3.250%	40,000	40,881
Other Financial Institutions 0.1%
Ares Capital Corp. Senior Unsecured(c) 06/01/16	5.125%	100,000	107,050
Pharmaceuticals 0.2%
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	90,000	67,721
InterMune, Inc. Senior Unsecured 09/15/18	2.500%	70,000	58,188
Savient Pharmaceuticals, Inc. Senior Unsecured 02/01/18	4.750%	85,000	14,450
Supernus Pharmaceuticals, Inc. Senior Secured(c) 05/01/19	7.500%	35,000	46,953
Vivus, Inc. Senior Unsecured(c) 05/01/20	4.500%	20,000	21,685
Total			208,997
Property & Casualty 0.1%
MGIC Investment Corp. Senior Unsecured 05/01/17	5.000%	40,000	42,678
Railroads 0.2%
Greenbrier Companies, Inc. Senior Unsecured 04/01/18	3.500%	130,000	136,094

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
RadioShack Corp. Senior Unsecured(c) 08/01/13	2.500%	55,000	54,450
Rite Aid Corp. Senior Unsecured 05/15/15	8.500%	55,000	78,650
Total			133,100
Technology 0.3%
Ciena Corp. Senior Unsecured 06/15/17	0.875%	200,000	187,750
Digital River, Inc. Senior Unsecured 11/01/30	2.000%	100,000	98,875
Powerwave Technologies, Inc. Subordinated Notes(d) 10/01/27	3.875%	45,000	253
Total			286,878
Tobacco 0.1%
Alliance One International, Inc. 07/15/14	5.500%	70,000	70,306
Vector Group Ltd. Senior Unsecured(b) 01/15/19	2.500%	50,000	58,875
Total			129,181
Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	80,000	72,000
Total Convertible Bonds (Cost: $2,626,372)			2,506,486

Treasury Bills 2.4%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
U.S. Treasury Bills 08/08/13	0.030%	750,000	749,963
10/17/13	0.060%	250,000	249,943
10/24/13	0.060%	1,000,000	999,752
Total Treasury Bills (Cost: $1,999,412)			1,999,658

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Money Market Funds 65.8%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(e)(f)	55,283,664	55,283,664
Total Money Market Funds (Cost: $55,283,664)		55,283,664
Total Investments (Cost: $78,058,538)		83,961,587

Investments Sold Short (7.5)%
Common Stocks (7.5)%

Consumer Discretionary (1.6)%
Auto Components (0.1)%
Autoliv, Inc.	(800)	(62,768)
BorgWarner, Inc.(a)	(535)	(43,372)
Total		(106,140)
Hotels, Restaurants & Leisure (0.4)%
Burger King Worldwide, Inc.	(2,990)	(55,255)
Cheesecake Factory, Inc. (The)	(2,490)	(99,401)
Chipotle Mexican Grill, Inc.(a)	(145)	(52,345)
Royal Caribbean Cruises Ltd.	(975)	(34,135)
Wendy's Co. (The)	(13,403)	(79,748)
Total		(320,884)
Leisure Equipment & Products (0.1)%
Hasbro, Inc.	(1,060)	(47,149)
Media (0.5)%
Discovery Communications, Inc., Class A(a)	(1,096)	(86,430)
DreamWorks Animation SKG, Inc., Class A(a)	(2,894)	(63,494)
Grupo Televisa SAB, ADR	(2,628)	(68,538)
Omnicom Group, Inc.	(1,468)	(91,207)
Pearson PLC, ADR	(3,770)	(70,047)
Time Warner, Inc.	(1,405)	(82,010)
Total		(461,726)
Multiline Retail (0.1)%
Kohl's Corp.	(1,300)	(66,833)
Specialty Retail (0.3)%
Aeropostale, Inc.(a)	(4,990)	(72,904)
Guess?, Inc.	(2,625)	(83,423)
L Brands, Inc.	(1,320)	(66,013)
Total		(222,340)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods (0.1)%
Under Armour, Inc., Class A(a)	(1,442)	(89,404)
Total Consumer Discretionary		(1,314,476)
Consumer Staples (0.5)%
Beverages —%
Monster Beverage Corp.(a)	(735)	(40,124)
Food & Staples Retailing (0.1)%
SYSCO Corp.	(1,253)	(42,351)
Food Products (0.2)%
General Mills, Inc.	(1,738)	(81,825)
McCormick & Co., Inc.	(1,357)	(93,742)
Total		(175,567)
Household Products (0.2)%
Church & Dwight Co., Inc.	(1,572)	(95,593)
Clorox Co. (The)	(1,120)	(93,050)
Total		(188,643)
Total Consumer Staples		(446,685)
Financials (1.5)%
Capital Markets (0.3)%
Morgan Stanley	(3,941)	(102,072)
Northern Trust Corp.	(1,440)	(83,736)
T Rowe Price Group, Inc.	(675)	(51,205)
Total		(237,013)
Commercial Banks (0.3)%
KeyCorp	(6,148)	(66,275)
M&T Bank Corp.	(975)	(102,278)
Westamerica Bancorporation	(1,425)	(64,168)
Total		(232,721)
Insurance (0.3)%
Principal Financial Group, Inc.	(1,535)	(58,100)
Progressive Corp. (The)	(2,645)	(67,421)
WR Berkley Corp.	(1,705)	(69,854)
XL Group PLC	(2,670)	(83,918)
Total		(279,293)
Real Estate Investment Trusts (REITs) (0.6)%
Ashford Hospitality Trust, Inc.	(3,850)	(50,859)
BRE Properties, Inc.	(1,011)	(50,540)
Health Care REIT, Inc.	(840)	(57,145)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Healthcare Realty Trust, Inc.	(2,535)	(67,456)
Mack-Cali Realty Corp.	(1,795)	(47,567)
Parkway Properties, Inc.	(3,545)	(60,903)
Regency Centers Corp.	(1,292)	(66,667)
Washington Real Estate Investment Trust	(2,373)	(66,017)
Total		(467,154)
Total Financials		(1,216,181)
Health Care (1.3)%
Biotechnology (0.4)%
Acorda Therapeutics, Inc.(a)	(375)	(12,544)
Cubist Pharmaceuticals, Inc.(a)	(780)	(42,861)
Immunogen, Inc.	(4,704)	(86,412)
Incyte Corp., Ltd.(a)	(2,401)	(53,230)
Isis Pharmaceuticals, Inc.	(3,835)	(83,028)
Seattle Genetics, Inc.	(350)	(12,012)
United Therapeutics Corp.(a)	(525)	(34,897)
Total		(324,984)
Health Care Equipment & Supplies (0.2)%
Becton Dickinson and Co.	(759)	(74,852)
CR Bard, Inc.	(755)	(77,833)
Stryker Corp.	(513)	(34,058)
Total		(186,743)
Health Care Providers & Services (0.2)%
Laboratory Corp. of America Holdings(a)	(1,025)	(101,977)
WellPoint, Inc.	(750)	(57,728)
Total		(159,705)
Life Sciences Tools & Services (0.1)%
Mettler-Toledo International, Inc.(a)	(210)	(45,835)
QIAGEN NV	(3,865)	(72,198)
Total		(118,033)
Pharmaceuticals (0.4)%
Auxilium Pharmaceuticals, Inc.(a)	(775)	(11,563)
Bristol-Myers Squibb Co.	(2,330)	(107,203)
Eli Lilly & Co.	(1,594)	(84,737)
Novartis AG, ADR	(1,246)	(89,413)
Shire PLC, ADR	(425)	(41,850)
Total		(334,766)
Total Health Care		(1,124,231)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials (1.1)%
Aerospace & Defense (0.1)%
L-3 Communications Holdings, Inc.	(595)	(50,629)
United Technologies Corp.	(350)	(33,215)
Total		(83,844)
Air Freight & Logistics (0.1)%
Expeditors International of Washington, Inc.	(1,845)	(72,010)
Building Products (0.1)%
Armstrong World Industries, Inc.	(610)	(31,702)
Masco Corp.	(4,406)	(92,614)
Total		(124,316)
Commercial Services & Supplies (0.2)%
Cintas Corp.	(1,571)	(71,724)
Iron Mountain, Inc.	(1,545)	(55,373)
Waste Management, Inc.	(1,565)	(65,620)
Total		(192,717)
Construction & Engineering (0.1)%
Jacobs Engineering Group, Inc.(a)	(1,471)	(83,862)
Machinery (0.2)%
Deere & Co.	(370)	(32,231)
PACCAR, Inc.	(1,762)	(94,443)
Total		(126,674)
Road & Rail (0.2)%
Con-way, Inc.	(1,860)	(70,717)
Kansas City Southern	(862)	(95,424)
Total		(166,141)
Trading Companies & Distributors (0.1)%
Fastenal Co.	(975)	(50,875)
Total Industrials		(900,439)
Information Technology (1.3)%
Computers & Peripherals (0.3)%
Diebold, Inc.	(2,150)	(69,252)
Hewlett-Packard Co.	(3,620)	(88,400)
Lexmark International, Inc., Class A	(2,561)	(78,136)
Total		(235,788)
Electronic Equipment, Instruments & Components (0.1)%
Corning, Inc.	(4,825)	(74,160)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Dolby Laboratories, Inc., Class A	(1,000)	(35,000)
Total		(109,160)
IT Services (0.3)%
Computer Sciences Corp.	(1,996)	(89,042)
Paychex, Inc.	(2,473)	(92,070)
SAIC, Inc.	(4,004)	(58,058)
Total		(239,170)
Semiconductors & Semiconductor Equipment (0.2)%
International Rectifier Corp.(a)	(3,730)	(81,985)
Texas Instruments, Inc.	(2,131)	(76,482)
Xilinx, Inc.	(880)	(35,772)
Total		(194,239)
Software (0.4)%
Adobe Systems, Inc.(a)	(1,897)	(81,400)
ANSYS, Inc.(a)	(1,168)	(87,016)
Concur Technologies, Inc.(a)	(627)	(50,618)
SAP AG, ADR	(1,025)	(75,276)
Total		(294,310)
Total Information Technology		(1,072,667)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Materials (0.2)%
Construction Materials (0.1)%
Martin Marietta Materials, Inc.	(623)	(67,926)
Containers & Packaging (0.1)%
MeadWestvaco Corp.	(2,420)	(84,700)
Metals & Mining —%
Alcoa, Inc.	(5,205)	(44,241)
Total Materials		(196,867)
Total Common Stocks (Proceeds: $5,216,098)		(6,271,546)
Total Investments Sold Short (Proceeds: $5,216,098)		(6,271,546)
Total Investments, Net of Investments Sold Short		77,690,041
Other Assets & Liabilities, Net		6,277,948
Net Assets		83,967,989

Futures Contracts Outstanding at May 31, 2013

At May 31, 2013, $2,775,966 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3-Month Euro Euribor	110	35,644,819	March 2014	6,928	—
3-Month Euro Swiss Franc	(65)	(16,988,366)	March 2014	—	(162)
3-Month Euroyen	(299)	(74,210,517)	March 2014	2,679	—
90-Day Eurodollar	(203)	(50,536,850)	March 2014	—	(3,025)
90-Day Sterling	(376)	(71,011,844)	March 2014	6,517	—
Australia Treasury Bond, 10-year	38	3,514,595	June 2013	—	(32,839)
Canadian Bank Acceptance	(106)	(25,205,353)	March 2014	2,252	—
Canadian Treasury Bond, 10-year	(31)	(4,045,324)	September 2013	24,739	—
CAC40-10 Euro	18	922,016	June 2013	—	(6,256)
CBOE VIX Index	27	433,350	June 2013	1,280	—
CBOE VIX Index	(85)	(1,457,750)	July 2013	—	(75,271)
CBOE VIX Index	91	1,619,800	August 2013	52,413	—
CBOE VIX Index	(68)	(1,247,800)	September 2013	—	(40,277)
CBOE VIX Index	7	131,600	October 2013	3,018	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Futures Contracts Outstanding at May 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
DAX Index	5	1,359,294	June 2013	836	—
Euro-Bund, 10-year	13	2,428,231	June 2013	4,010	—
Euro STOXX 50	43	1,550,367	June 2013	19,499	—
FTSE 100 Index	8	799,022	June 2013	—	(291)
FTSE MIB Index	14	1,567,810	June 2013	21,284	—
Hang Seng Index	(2)	(285,639)	June 2013	341	—
IBEX-35 Index	2	216,286	June 2013	—	(6,116)
Japanese Government Bond, 10-year	(39)	(5,533,493)	June 2013	—	(6,027)
Long Gilt	(29)	(5,102,886)	September 2013	30,198	—
MSCI Singapore Index	61	3,561,692	June 2013	—	(116,766)
OMXS 30 Index	132	2,425,419	June 2013	—	(24,470)
SPI 200 Index	(9)	(1,062,254)	June 2013	57,549	—
S&P 500 Emini Index	(225)	(18,326,250)	June 2013	—	(785,427)
S&P 500 Index	(5)	(2,036,250)	June 2013	1,883	—
S&P/TSE 60 Index	(25)	(3,498,433)	June 2013	—	(37,040)
TOPIX Index	(4)	(450,948)	June 2013	58,259	—
U.S. Long Bond, 20-year	3	420,094	September 2013	—	(942)
Total				293,685	(1,134,909)

Interest Rate Swap Contracts Outstanding at May 31, 2013

Counterparty	Floating Rate Index	Fund Pay/ Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Receive	0.940	October 26, 2022	CHF	24,600,000	314,874	—
JPMorgan	3-Month SEK STIBOR-SIDE	Pay	2.245	April 11, 2023	SEK	65,700,000	—	(77,162)
Total							314,874	(77,162)

Forward Foreign Currency Exchange Contracts Open at May 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	June 14, 2013	397,735 (AUD)	402,951 (USD)	22,582	—
Citigroup Global Markets, Inc.	June 14, 2013	1,659,448 (AUD)	1,685,101 (USD)	98,109	—
Citigroup Global Markets, Inc.	June 14, 2013	18,526,127 (AUD)	19,052,545 (USD)	1,335,329	—
Wells Fargo Bank	June 14, 2013	1,831,918 (AUD)	1,864,370 (USD)	112,439	—
Citigroup Global Markets, Inc.	June 14, 2013	9,092,508 (CAD)	8,919,534 (USD)	151,388	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	June 14, 2013	5,700,000 (CAD)	5,560,812 (USD)	64,151	—
Citigroup Global Markets, Inc.	June 14, 2013	795,784 (CAD)	773,995 (USD)	6,599	—
Wells Fargo Bank	June 14, 2013	2,000,000 (CAD)	1,955,780 (USD)	27,127	—
HSBC Securities (USA), Inc.	June 14, 2013	10,621,534 (CHF)	11,421,242 (USD)	312,593	—
Wells Fargo Bank	June 14, 2013	805,345 (CHF)	865,525 (USD)	23,246	—
Standard Chartered Bank	June 14, 2013	169,386 (CHF)	174,065 (USD)	—	(3,089)
HSBC Securities (USA), Inc.	June 14, 2013	171,690 (CHF)	184,503 (USD)	4,939	—
HSBC Securities (USA), Inc.	June 14, 2013	4,200,000 (CHF)	4,326,318 (USD)	—	(66,299)
Citigroup Global Markets, Inc.	June 14, 2013	562,667 (CHF)	585,655 (USD)	—	(2,817)
Citigroup Global Markets, Inc.	June 14, 2013	16,500,000 (EUR)	21,573,915 (USD)	126,886	—
HSBC Securities (USA), Inc.	June 14, 2013	35,467 (EUR)	46,273 (USD)	172	—
HSBC Securities (USA), Inc.	June 14, 2013	35,466 (EUR)	46,280 (USD)	181	—
HSBC Securities (USA), Inc.	June 14, 2013	1,138,721 (EUR)	1,489,128 (USD)	8,996	—
HSBC Securities (USA), Inc.	June 14, 2013	11,134,854 (EUR)	14,558,984 (USD)	85,679	—
HSBC Securities (USA), Inc.	June 14, 2013	486,443 (EUR)	624,148 (USD)	—	(8,140)
Citigroup Global Markets, Inc.	June 14, 2013	10,058,602 (GBP)	15,402,785 (USD)	120,826	—
Citigroup Global Markets, Inc.	June 14, 2013	249,512 (GBP)	377,322 (USD)	—	(1,759)
HSBC Securities (USA), Inc.	June 14, 2013	1,500,000 (GBP)	2,334,525 (USD)	55,586	—
HSBC Securities (USA), Inc.	June 14, 2013	10,387 (GBP)	15,900 (USD)	119	—
Standard Chartered Bank	June 14, 2013	33,038 (GBP)	49,890 (USD)	—	(305)
Wells Fargo Bank	June 14, 2013	1,293,022 (GBP)	1,978,701 (USD)	14,224	—
Citigroup Global Markets, Inc.	June 14, 2013	229,000,000 (JPY)	2,318,034 (USD)	38,314	—
Citigroup Global Markets, Inc.	June 14, 2013	2,242,700,000 (JPY)	22,864,862 (USD)	538,539	—
Citigroup Global Markets, Inc.	June 14, 2013	73,334,513 (JPY)	726,538 (USD)	—	(3,515)
HSBC Securities (USA), Inc.	June 14, 2013	253,376,009 (JPY)	2,493,558 (USD)	—	(28,828)
Wells Fargo Bank	June 14, 2013	50,511,184 (JPY)	515,016 (USD)	12,171	—
Citigroup Global Markets, Inc.	June 14, 2013	5,109,055 (NOK)	872,939 (USD)	2,703	—
Citigroup Global Markets, Inc.	June 14, 2013	50,199,917 (NOK)	8,629,132 (USD)	78,471	—
HSBC Securities (USA), Inc.	June 14, 2013	69,300,000 (NOK)	12,049,598 (USD)	245,579	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Wells Fargo Bank	June 14, 2013	1,570,981 (NOK)	269,343 (USD)	1,754	—
Wells Fargo Bank	June 14, 2013	8,746,792 (NOK)	1,521,909 (USD)	32,048	—
Citigroup Global Markets, Inc.	June 14, 2013	1,637,295 (NZD)	1,394,469 (USD)	94,053	—
Citigroup Global Markets, Inc.	June 14, 2013	11,770,985 (NZD)	9,928,948 (USD)	579,881	—
Citigroup Global Markets, Inc.	June 14, 2013	2,870,731 (SEK)	441,237 (USD)	7,917	—
Citigroup Global Markets, Inc.	June 14, 2013	61,449,394 (SEK)	9,577,039 (USD)	301,610	—
Citigroup Global Markets, Inc.	June 14, 2013	4,649,196 (SEK)	699,020 (USD)	—	(2,749)
Citigroup Global Markets, Inc.	June 14, 2013	32,716,596 (SEK)	4,924,585 (USD)	—	(13,795)
Wells Fargo Bank	June 14, 2013	10,435,003 (SEK)	1,632,307 (USD)	57,204	—
Citigroup Global Markets, Inc.	June 14, 2013	8,952,229 (SGD)	7,264,803 (USD)	182,027	—
Citigroup Global Markets, Inc.	June 14, 2013	3,917,823 (SGD)	3,096,230 (USD)	—	(3,453)
HSBC Securities (USA), Inc.	June 14, 2013	1,253,415 (SGD)	1,013,697 (USD)	22,027	—
HSBC Securities (USA), Inc.	June 14, 2013	22,618,306 (SGD)	18,281,532 (USD)	386,501	—
Wells Fargo Bank	June 14, 2013	8,416,407 (SGD)	6,778,782 (USD)	119,933	—
Citigroup Global Markets, Inc.	June 14, 2013	2,991,829 (USD)	3,037,865 (AUD)	—	(86,607)
HSBC Securities (USA), Inc.	June 14, 2013	411,353 (USD)	397,735 (AUD)	—	(30,985)
HSBC Securities (USA), Inc.	June 14, 2013	1,716,268 (USD)	1,659,448 (AUD)	—	(129,275)
HSBC Securities (USA), Inc.	June 14, 2013	10,117,633 (USD)	10,168,697 (AUD)	—	(392,934)
Wells Fargo Bank	June 14, 2013	1,765,930 (USD)	1,774,931 (AUD)	—	(68,498)
Citigroup Global Markets, Inc.	June 14, 2013	1,606,471 (USD)	1,667,071 (CAD)	1,130	—
Citigroup Global Markets, Inc.	June 14, 2013	151,603 (USD)	154,944 (CAD)	—	(2,186)
Citigroup Global Markets, Inc.	June 14, 2013	4,586,524 (USD)	4,724,790 (CAD)	—	(30,237)
HSBC Securities (USA), Inc.	June 14, 2013	940,594 (USD)	976,476 (CAD)	1,049	—
HSBC Securities (USA), Inc.	June 14, 2013	626,469 (USD)	640,840 (CAD)	—	(8,491)
HSBC Securities (USA), Inc.	June 14, 2013	6,304,377 (USD)	6,389,912 (CAD)	—	(142,416)
Wells Fargo Bank	June 14, 2013	1,626,073 (USD)	1,662,839 (CAD)	—	(22,554)
Citigroup Global Markets, Inc.	June 14, 2013	910,680 (USD)	877,990 (CHF)	7,576	—
Citigroup Global Markets, Inc.	June 14, 2013	184,557 (USD)	171,690 (CHF)	—	(4,993)
Citigroup Global Markets, Inc.	June 14, 2013	7,743,248 (USD)	7,200,000 (CHF)	—	(213,048)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	June 14, 2013	2,832,528 (USD)	2,748,371 (CHF)	41,885	—
Wells Fargo Bank	June 14, 2013	820,854 (USD)	777,468 (CHF)	—	(7,731)
Citigroup Global Markets, Inc.	June 14, 2013	9,548,901 (USD)	7,378,833 (EUR)	42,256	—
Citigroup Global Markets, Inc.	June 14, 2013	35,226 (USD)	26,924 (EUR)	—	(228)
Citigroup Global Markets, Inc.	June 14, 2013	46,372 (USD)	35,466 (EUR)	—	(273)
Citigroup Global Markets, Inc.	June 14, 2013	1,486,002 (USD)	1,138,721 (EUR)	—	(5,870)
Citigroup Global Markets, Inc.	June 14, 2013	3,113,182 (USD)	2,369,894 (EUR)	—	(32,746)
HSBC Securities (USA), Inc.	June 14, 2013	992,363 (USD)	765,089 (EUR)	2,115	—
HSBC Securities (USA), Inc.	June 14, 2013	17,248,252 (USD)	13,191,920 (EUR)	—	(101,132)
Wells Fargo Bank	June 14, 2013	815,169 (USD)	634,348 (EUR)	9,369	—
Wells Fargo Bank	June 14, 2013	11,179 (USD)	8,543 (EUR)	—	(75)
Wells Fargo Bank	June 14, 2013	3,282,354 (USD)	2,518,895 (EUR)	—	(8,244)
Citigroup Global Markets, Inc.	June 14, 2013	179,576 (USD)	119,395 (GBP)	1,820	—
HSBC Securities (USA), Inc.	June 14, 2013	5,621,277 (USD)	3,728,330 (GBP)	43,147	—
HSBC Securities (USA), Inc.	June 14, 2013	1,470,034 (USD)	960,348 (GBP)	—	(10,984)
HSBC Securities (USA), Inc.	June 14, 2013	10,399,438 (USD)	6,766,242 (GBP)	—	(119,536)
Wells Fargo Bank	June 14, 2013	222,683 (USD)	147,319 (GBP)	1,137	—
Wells Fargo Bank	June 14, 2013	823,905 (USD)	539,652 (GBP)	—	(4,016)
Wells Fargo Bank	June 14, 2013	1,313,524 (USD)	860,348 (GBP)	—	(6,403)
Citigroup Global Markets, Inc.	June 14, 2013	115,497 (USD)	11,843,603 (JPY)	2,406	—
Citigroup Global Markets, Inc.	June 14, 2013	769,553 (USD)	75,500,000 (JPY)	—	(17,942)
HSBC Securities (USA), Inc.	June 14, 2013	3,967,289 (USD)	406,178,579 (JPY)	76,264	—
HSBC Securities (USA), Inc.	June 14, 2013	2,335,698 (USD)	229,000,000 (JPY)	—	(55,978)
HSBC Securities (USA), Inc.	June 14, 2013	13,855,708 (USD)	1,358,433,933 (JPY)	—	(332,251)
Wells Fargo Bank	June 14, 2013	6,161,109 (USD)	604,351,041 (JPY)	—	(144,728)
Citigroup Global Markets, Inc.	June 14, 2013	3,276,433 (USD)	19,322,473 (NOK)	14,806	—
Citigroup Global Markets, Inc.	June 14, 2013	6,804,829 (USD)	39,264,518 (NOK)	—	(116,817)
HSBC Securities (USA), Inc.	June 14, 2013	102,858 (USD)	604,920 (NOK)	180	—
HSBC Securities (USA), Inc.	June 14, 2013	888,338 (USD)	5,109,055 (NOK)	—	(18,102)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	June 14, 2013	273,155 (USD)	1,570,981 (NOK)	—	(5,566)
HSBC Securities (USA), Inc.	June 14, 2013	4,326,562 (USD)	25,240,392 (NOK)	—	(27,312)
Wells Fargo Bank	June 14, 2013	176,237 (USD)	1,012,941 (NOK)	—	(3,701)
Citigroup Global Markets, Inc.	June 14, 2013	676,828 (USD)	798,773 (NZD)	—	(42,405)
Citigroup Global Markets, Inc.	June 14, 2013	2,341,737 (USD)	2,828,269 (NZD)	—	(95,393)
HSBC Securities (USA), Inc.	June 14, 2013	9,252,850 (USD)	11,141,833 (NZD)	—	(403,483)
Wells Fargo Bank	June 14, 2013	707,389 (USD)	838,522 (NZD)	—	(41,396)
Wells Fargo Bank	June 14, 2013	843,350 (USD)	1,000,000 (NZD)	—	(49,103)
Citigroup Global Markets, Inc.	June 14, 2013	1,984,126 (USD)	13,202,051 (SEK)	8,646	—
HSBC Securities (USA), Inc.	June 14, 2013	4,646,591 (USD)	30,819,284 (SEK)	5,400	—
HSBC Securities (USA), Inc.	June 14, 2013	448,842 (USD)	2,870,731 (SEK)	—	(15,522)
HSBC Securities (USA), Inc.	June 14, 2013	726,907 (USD)	4,649,196 (SEK)	—	(25,138)
HSBC Securities (USA), Inc.	June 14, 2013	13,519,759 (USD)	86,872,567 (SEK)	—	(406,853)
Wells Fargo Bank	June 14, 2013	200,556 (USD)	1,301,205 (SEK)	—	(4,147)
Citigroup Global Markets, Inc.	June 14, 2013	7,072,558 (USD)	8,950,189 (SGD)	8,606	—
Citigroup Global Markets, Inc.	June 14, 2013	1,013,868 (USD)	1,253,415 (SGD)	—	(22,198)
Citigroup Global Markets, Inc.	June 14, 2013	7,247,115 (USD)	9,087,824 (SGD)	—	(57,060)
HSBC Securities (USA), Inc.	June 14, 2013	12,841,011 (USD)	16,266,675 (SGD)	28,771	—
HSBC Securities (USA), Inc.	June 14, 2013	7,415,367 (USD)	9,287,858 (SGD)	—	(67,049)
Wells Fargo Bank	June 14, 2013	2,403,932 (USD)	2,994,396 (SGD)	—	(34,841)
Citigroup Global Markets, Inc.	July 15, 2013	8,188,000 (CHF)	8,585,779 (USD)	19,492	—
Citigroup Global Markets, Inc.	July 15, 2013	10,949,000 (EUR)	14,295,562 (USD)	61,294	—
HSBC Securities (USA), Inc.	July 15, 2013	7,087,000 (NZD)	5,728,458 (USD)	111,813	—
Standard Chartered Bank	July 15, 2013	8,584,509 (USD)	8,885,000 (AUD)	—	(107,072)
HSBC Securities (USA), Inc.	July 15, 2013	14,318,846 (USD)	14,762,000 (CAD)	—	(94,303)
Standard Chartered Bank	July 16, 2013	5,723,781 (USD)	577,415,000 (JPY)	25,260	—
Total				5,786,325	(3,752,571)

Notes to Portfolio of Investments

(a)  Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

(b)  Variable rate security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $346,409 or 0.41% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2013, the value of these securities amounted to $10,747, which represents 0.01% of net assets.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	57,140,911	119,949,355	(121,806,602)	—	55,283,664	76,710	55,283,664

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	3,531,863	—	—	3,531,863
Consumer Staples	1,914,786	—	—	1,914,786
Energy	1,606,889	—	—	1,606,889
Financials	3,768,003	—	—	3,768,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Health Care	3,954,634	—	—	3,954,634
Industrials	2,424,331	—	—	2,424,331
Information Technology	4,418,744	—	—	4,418,744
Materials	745,909	—	—	745,909
Telecommunication Services	468,620	—	—	468,620
Utilities	344,995	—	—	344,995
Common Stocks — Investments Sold Short
Consumer Discretionary	(1,314,476)	—	—	(1,314,476)
Consumer Staples	(446,685)	—	—	(446,685)
Financials	(1,216,181)	—	—	(1,216,181)
Health Care	(1,124,231)	—	—	(1,124,231)
Industrials	(900,439)	—	—	(900,439)
Information Technology	(1,072,667)	—	—	(1,072,667)
Materials	(196,867)	—	—	(196,867)
Convertible Preferred Stocks
Consumer Discretionary	17,084	—	—	17,084
Consumer Staples	—	61,561	—	61,561
Energy	53,808	52,533	—	106,341
Financials	159,480	233,560	—	393,040
Industrials	60,340	106,012	—	166,352
Information Technology	—	78,838	—	78,838
Utilities	—	169,789	—	169,789
Total Equity Securities	17,197,940	702,293	—	17,900,233
Bonds
Convertible Bonds	—	2,506,486	—	2,506,486
Total Bonds	—	2,506,486	—	2,506,486
Short-Term Securities
Treasury Note Short-Term	1,999,658	—	—	1,999,658
Total Short-Term Securities	1,999,658	—	—	1,999,658
Other
Money Market Funds	55,283,664	—	—	55,283,664
Total Other	55,283,664	—	—	55,283,664
Investments in Securities	74,481,262	3,208,779	—	77,690,041
Derivatives
Assets
Futures Contracts	293,685	—	—	293,685
Swap Contracts	—	314,874	—	314,874

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Forward Foreign Currency Exchange Contracts	—	5,786,325	—	5,786,325
Liabilities
Futures Contracts	(1,134,909)	—	—	(1,134,909)
Swap Contracts	—	(77,162)	—	(77,162)
Forward Foreign Currency Exchange Contracts	—	(3,752,571)	—	(3,752,571)
Total	73,640,038	5,480,245	—	79,120,283

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Non-Agency ($)
Balance as of May 31, 2012	1,377,077
Accrued discounts/premiums	—
Realized gain (loss)	4,842
Change in unrealized appreciation (depreciation)(a)	(22)
Sales	(1,381,897)
Purchases	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of May 31, 2013	—

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2013 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $22,774,874)	$28,677,923
Affiliated issuers (identified cost $55,283,664)	55,283,664
Total investments (identified cost $78,058,538)	83,961,587
Cash collateral held at broker	3,279,717
Margin deposits on futures contracts	2,775,966
Unrealized appreciation on forward foreign currency exchange contracts	5,786,325
Unrealized appreciation on swap contracts	314,874
Receivable for:
Investments sold	904,267
Capital shares sold	88,792
Dividends	48,635
Interest	23,872
Reclaims	23
Variation margin on futures contracts	224,523
Due from broker	296,623
Prepaid expenses	324
Total assets	97,705,528
Liabilities
Securities sold short, at value (proceeds $5,216,098)	6,271,546
Disbursements in excess of cash	76,666
Unrealized depreciation on forward foreign currency exchange contracts	3,752,571
Unrealized depreciation on swap contracts	77,162
Payable for:
Investments purchased	3,401,963
Capital shares purchased	57,547
Dividends and interest on securities sold short	13,418
Investment management fees	2,117
Distribution and/or service fees	425
Transfer agent fees	5,376
Administration fees	184
Compensation of board members	6,369
Expense reimbursement due to Investment Manager	138
Other expenses	72,057
Total liabilities	13,737,539
Net assets applicable to outstanding capital stock	$83,967,989
Represented by
Paid-in capital	$80,065,769
Excess of distributions over net investment income	(246,977)
Accumulated net realized loss	(2,156,662)
Unrealized appreciation (depreciation) on:
Investments	5,903,049
Foreign currency translations	28,016
Forward foreign currency exchange contracts	2,033,754
Futures contracts	(841,224)
Securities sold short	(1,055,448)
Swap contracts	237,712
Total — representing net assets applicable to outstanding capital stock	$83,967,989

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$44,838,029
Shares outstanding	4,363,671
Net asset value per share	$10.28
Maximum offering price per share(a)	$10.91
Class B
Net assets	$109,702
Shares outstanding	10,760
Net asset value per share	$10.20
Class C
Net assets	$4,150,910
Shares outstanding	407,104
Net asset value per share	$10.20
Class I
Net assets	$31,238,691
Shares outstanding	3,033,891
Net asset value per share	$10.30
Class R
Net assets	$9,515
Shares outstanding	932
Net asset value per share	$10.21
Class R5
Net assets	$2,580
Shares outstanding	249
Net asset value per share(b)	$10.37
Class W
Net assets	$27,198
Shares outstanding	2,646
Net asset value per share	$10.28
Class Z
Net assets	$3,591,364
Shares outstanding	348,695
Net asset value per share	$10.30

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$743,063
Dividends — affiliated issuers	76,710
Interest	247,886
Foreign taxes withheld	(2,327)
Total income	1,065,332
Expenses:
Investment management fees	858,244
Distribution and/or service fees
Class A	122,261
Class B	782
Class C	48,469
Class R	34
Class W	15,803
Transfer agent fees
Class A	129,921
Class B	193
Class C	13,051
Class R	17
Class R5(a)	1
Class W	20,546
Class Z	7,653
Administration fees	74,630
Compensation of board members	11,621
Custodian fees	134,045
Printing and postage fees	44,907
Registration fees	88,998
Professional fees	41,097
Dividends and interest on securities sold short	269,007
Other	11,787
Total expenses	1,893,067
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(338,873)
Total net expenses	1,554,194
Net investment loss	(488,862)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,669,761
Foreign currency translations	(212,360)
Forward foreign currency exchange contracts	11,562
Futures contracts	20,977
Swap contracts	1,320,102
Net realized gain	3,810,042
Net change in unrealized appreciation (depreciation) on:
Investments	4,062,009
Foreign currency translations	72,466
Forward foreign currency exchange contracts	2,068,804
Futures contracts	(3,351,289)
Securities sold short	(1,005,098)
Swap contracts	(727,488)
Net change in unrealized appreciation (depreciation)	1,119,404
Net realized and unrealized gain	4,929,446
Net increase in net assets resulting from operations	$4,440,584

(a) For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012
Operations
Net investment loss	$(488,862)	$(528,423)
Net realized gain (loss)	3,810,042	(3,016,928)
Net change in unrealized appreciation (depreciation)	1,119,404	5,005,380
Net increase in net assets resulting from operations	4,440,584	1,460,029
Distributions to shareholders
Net investment income
Class A	(1,083,899)	—
Class B	(868)	—
Class C	(69,264)	—
Class I	(814,038)	—
Class R	(160)	—
Class R5	(68)	—
Class W	(218,223)	—
Class Z	(79,092)	—
Net realized gains
Class A	—	(49,000)
Class B	—	(72)
Class C	—	(4,363)
Class I	—	(25,571)
Class R	—	(2)
Class W	—	(13,458)
Class Z	—	(2,175)
Total distributions to shareholders	(2,265,612)	(94,641)
Increase (decrease) in net assets from capital stock activity	(20,471,840)	59,666,923
Total increase (decrease) in net assets	(18,296,868)	61,032,311
Net assets at beginning of year	102,264,857	41,232,546
Net assets at end of year	$83,967,989	$102,264,857
Undistributed (excess of distributions over) net investment income	$(246,977)	$812,047

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,281,694	12,912,552	5,858,625	57,937,848
Distributions reinvested	108,831	1,081,782	4,168	41,140
Redemptions	(2,578,331)	(25,889,463)	(1,495,211)	(14,892,006)
Net increase (decrease)	(1,187,806)	(11,895,129)	4,367,582	43,086,982
Class B shares
Subscriptions	5,160	51,404	11,876	117,089
Distributions reinvested	84	833	5	49
Redemptions(b)	(3,755)	(37,184)	(5,483)	(54,045)
Net increase	1,489	15,053	6,398	63,093
Class C shares
Subscriptions	71,694	716,008	523,812	5,166,251
Distributions reinvested	6,977	69,073	420	4,121
Redemptions	(239,293)	(2,383,346)	(54,361)	(536,675)
Net increase (decrease)	(160,622)	(1,598,265)	469,871	4,633,697
Class I shares
Subscriptions	129,954	1,308,082	6,226,729	61,640,351
Distributions reinvested	81,888	813,969	2,585	25,569
Redemptions	(126,834)	(1,275,483)	(6,078,729)	(60,329,328)
Net increase	85,008	846,568	150,585	1,336,592
Class R shares
Subscriptions	464	4,641	208	2,074
Distributions reinvested	10	102	—	—
Net increase	474	4,743	208	2,074
Class R5 shares
Subscriptions	249	2,500	—	—
Net increase	249	2,500	—	—
Class W shares
Subscriptions	172,865	1,728,779	3,004,282	29,716,375
Distributions reinvested	21,970	218,164	1,365	13,456
Redemptions	(1,124,873)	(11,273,286)	(2,073,213)	(20,461,976)
Net increase (decrease)	(930,038)	(9,326,343)	932,434	9,267,855
Class Z shares
Subscriptions	225,759	2,275,668	286,122	2,830,079
Distributions reinvested	7,934	79,026	217	2,141
Redemptions	(86,957)	(875,661)	(156,586)	(1,555,590)
Net increase	146,736	1,479,033	129,753	1,276,630
Total net increase (decrease)	(2,044,510)	(20,471,840)	6,056,831	59,666,923

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

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31

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.01		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	0.56		0.12		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.50		0.10		(0.08)
Less distributions to shareholders:
Net investment income	(0.23)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.23)		(0.01)		—
Net asset value, end of period	$10.28		$10.01		$9.92
Total return	5.08%		1.00	%(b)	(0.80%)
Ratios to average net assets(c)(d)
Total gross expenses	2.15	%(e)	2.15	%(e)	5.76	%(f)
Total net expenses(g)	1.77	%(e)	1.68	%(e)	1.47	%(f)
Net investment loss	(0.63%)		(0.57%)		(0.68	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$44,838		$55,582		$11,745
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% and 0.20% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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32

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$9.90		$10.00
Income from investment operations:
Net investment loss	(0.14)		(0.14)		(0.02)
Net realized and unrealized gain (loss)	0.56		0.13		(0.08)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.42		0.03		(0.10)
Less distributions to shareholders:
Net investment income	(0.14)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.14)		(0.01)		—
Net asset value, end of period	$10.20		$9.92		$9.90
Total return	4.26%		0.30	%(b)	(1.00%)
Ratios to average net assets(c)(d)
Total gross expenses	2.87	%(e)	2.92	%(e)	6.86	%(f)
Total net expenses(g)	2.50	%(e)	2.42	%(e)	2.22	%(f)
Net investment loss	(1.40%)		(1.38%)		(1.36	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$110		$92		$28
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.27% and 0.19% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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33

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.93		$9.91		$10.00
Income from investment operations:
Net investment loss	(0.14)		(0.13)		(0.02)
Net realized and unrealized gain (loss)	0.56		0.12		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.42		0.03		(0.09)
Less distributions to shareholders:
Net investment income	(0.15)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.15)		(0.01)		—
Net asset value, end of period	$10.20		$9.93		$9.91
Total return	4.24%		0.30	%(b)	(0.90%)
Ratios to average net assets(c)(d)
Total gross expenses	2.91	%(e)	2.92	%(e)	6.73	%(f)
Total net expenses(g)	2.52	%(e)	2.44	%(e)	2.22	%(f)
Net investment loss	(1.37%)		(1.31%)		(1.44	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$4,151		$5,637		$970
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% and 0.21% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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34

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.03		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.02)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.56		0.12		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.54		0.12		(0.08)
Less distributions to shareholders:
Net investment income	(0.27)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.27)		(0.01)		—
Net asset value, end of period	$10.30		$10.03		$9.92
Total return	5.51%		1.21	%(b)	(0.80%)
Ratios to average net assets(c)(d)
Total gross expenses	1.64	%(e)	1.53	%(e)	3.87	%(f)
Total net expenses(g)	1.35	%(e)	1.32	%(e)	1.16	%(f)
Net investment loss	(0.21%)		(0.37%)		(0.48	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$31,239		$29,587		$27,767
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% and 0.16% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.98		$9.91		$10.00
Income from investment operations:
Net investment loss	(0.09)		(0.09)		(0.02)
Net realized and unrealized gain (loss)	0.55		0.13		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.46		0.08		(0.09)
Less distributions to shareholders:
Net investment income	(0.23)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.23)		(0.01)		—
Net asset value, end of period	$10.21		$9.98		$9.91
Total return	4.70%		0.80	%(b)	(0.90%)
Ratios to average net assets(c)(d)
Total gross expenses	2.39	%(e)	2.49	%(e)	4.45	%(f)
Total net expenses(g)	2.02	%(e)	1.90	%(e)	1.73	%(f)
Net investment loss	(0.90%)		(0.87%)		(1.08	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$10		$5		$2
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% and 0.17% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.05
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.60
Total from investment operations	0.59
Less distributions to shareholders:
Net investment income	(0.27)
Total distributions to shareholders	(0.27)
Net asset value, end of period	$10.37
Total return	5.99%
Ratios to average net assets(b)
Total gross expenses	1.66	%(c)(d)
Total net expenses(e)	1.35	%(c)(d)
Net investment loss	(0.25	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.26% for the year ended May 31, 2013.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.01		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	0.57		0.12		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.51		0.10		(0.08)
Less distributions to shareholders:
Net investment income	(0.24)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.24)		(0.01)		—
Net asset value, end of period	$10.28		$10.01		$9.92
Total return	5.13%		1.00	%(b)	(0.80%)
Ratios to average net assets(c)(d)
Total gross expenses	2.24	%(e)	2.06	%(e)	4.17	%(f)
Total net expenses(g)	1.79	%(e)	1.66	%(e)	1.48	%(f)
Net investment loss	(0.59%)		(0.66%)		(0.83	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$27		$9,334		$2
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.31% and 0.18% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.04		$9.92		$10.00
Income from investment operations:
Net investment loss	(0.04)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.56		0.12		(0.07)
Increase from payments by affiliate	—		0.04		—
Total from investment operations	0.52		0.13		(0.08)
Less distributions to shareholders:
Net investment income	(0.26)		—		—
Net realized gains	—		(0.01)		—
Total distributions to shareholders	(0.26)		(0.01)		—
Net asset value, end of period	$10.30		$10.04		$9.92
Total return	5.29%		1.31	%(b)	(0.80%)
Ratios to average net assets(c)(d)
Total gross expenses	1.89	%(e)	1.87	%(e)	6.03	%(f)
Total net expenses(g)	1.52	%(e)	1.42	%(e)	1.22	%(f)
Net investment loss	(0.38%)		(0.33%)		(0.45	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,591		$2,028		$717
Portfolio turnover	62%		154%		11%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  The Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% and 0.19% for the years ended May 31, 2013 and 2012, respectively.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral

Annual Report 2013
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Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the

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41

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to primarily gain a mix of market exposure to major currencies.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market, and to gain a mix of market exposures to interest rates, equity indices, foreign currencies, and sovereign debt. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented

Annual Report 2013
42

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	216,362	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	5,786,325
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	2,679	*
Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Unrealized appreciation on swap contracts	314,874
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	68,127	*
Commodity contracts	Net assets — unrealized appreciation on futures contracts	6,517	*
Total		6,394,884
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	1,091,914	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	3,752,571
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	3,187	*
Interest rate contracts	Unrealized depreciation on swap contracts	77,162
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	39,808	*
Total		4,964,642

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(437,048)	—	(437,048)
Foreign exchange contracts	11,562	(126,427)	—	(114,865)
Interest rate contracts	—	588,241	1,320,102	1,908,343
Commodity contracts	—	(3,789)	—	(3,789)
Total	11,562	20,977	1,320,102	1,352,641

Annual Report 2013
43

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(2,108,783)	—	(2,108,783)
Foreign exchange contracts	2,068,804	(1,192,925)	—	875,879
Interest rate contracts	—	(56,098)	(727,488)	(783,586)
Commodity contracts	—	6,517	—	6,517
Total	2,068,804	(3,351,289)	(727,488)	(2,009,973)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	2,963
Futures contracts	46,869
Swap contracts	7

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund's use of short sales in effect "leverages" the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

Annual Report 2013
44

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013
expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.92% to 0.80% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.92% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee

Annual Report 2013
45

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

rate for the year ended May 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $1,500.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.25
Class C	0.27
Class R	0.25
Class R5*	0.05
Class W	0.32
Class Z	0.25

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,000 and $10,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2013
46

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $31,862 for Class A and $493 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through September 30, 2013	Prior to August 1, 2012
Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Class I	1.04	1.16
Class R	1.73	1.73
Class R5*	1.09	—
Class W	1.48	1.48
Class Z	1.23	1.23

* Annual rate is contractual fom November 8, 2012 (commencement of operations) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, derivative investments, and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,695,450
Accumulated net realized loss	(1,586,837)
Paid-in capital	(108,613)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013	2012
Ordinary income	$2,265,612	$54
Long-term capital gains	—	94,587
Tax return of capital	—	—
Total	$2,265,612	$94,641

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	5,064,242

At May 31, 2013, the cost of investments for federal income tax purposes was $78,897,345 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,991,590
Unrealized depreciation	(1,927,348)
Net unrealized appreciation/depreciation	$5,064,242

Annual Report 2013
47

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	659,404

For the year ended May 31, 2013, $13,836 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $27,838,974 and $45,237,887, respectively, for the year ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 90.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Annual Report 2013
48

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
49

Columbia Absolute Return Enhanced Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Absolute Return Enhanced Multi-Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Enhanced Multi-Strategy Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 30, 2013

Annual Report 2013
50

Columbia Absolute Return Enhanced Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	28.44%
Dividends Received Deduction	25.48%
Foreign Source Income	$86,733

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
51

Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
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Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management styles involved and the particular market environments. The Board observed that appropriate steps (such as changes to the management team) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that for the Fund, a portion of the expense ratio (i.e., dividend expenses and borrowing costs on securities sold short) is not included in the expense cap methodology, as is consistent with the general exclusion of investment related expenses. In this connection, the Board also considered the Independent Consultant's report that concluded that the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers and the exclusion of dividend expenses and borrowing costs on securities sold short) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation

Annual Report 2013
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Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
59

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
61

Columbia Absolute Return Enhanced Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN106_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia High Yield Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia High Yield Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia High Yield Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	22
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	49
Federal Income Tax Information	50
Trustees and Officers	51
Approval of Investment Management Services Agreement	56
Important Information About This Report	61

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia High Yield Bond Fund

Performance Overview

Performance Summary

>  Columbia High Yield Bond Fund (the Fund) Class A shares returned 14.55% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund slightly underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash-Pay Constrained Index, which returned 14.69% during the same 12-month period.

>  Security selection generally accounted for the Fund's strong absolute return during a period that was generally favorable to the high-yield bond sector. Industry allocation delivered mixed results, resulting in a lag relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/08/83
Excluding sales charges		14.55	9.85	9.11
Including sales charges		9.06	8.76	8.58
Class B	03/20/95
Excluding sales charges		13.69	9.10	8.29
Including sales charges		8.69	8.81	8.29
Class C	06/26/00
Excluding sales charges		13.78	9.04	8.27
Including sales charges		12.78	9.04	8.27
Class I*	03/04/04	14.64	10.28	9.47
Class K (formerly Class R4)	03/20/95	14.26	9.97	9.27
Class R*	12/11/06	14.24	9.58	8.80
Class R4 (formerly Class R3)*	12/11/06	14.59	9.89	9.05
Class R5*	12/11/06	14.96	10.22	9.34
Class W*	12/01/06	14.61	9.90	9.03
Class Y*	11/08/12	14.81	9.90	9.14
Class Z*	09/27/10	14.84	9.99	9.18
BofAML U.S. High Yield Cash-Pay Constrained Index		14.69	10.61	9.23

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML U.S. High Yield Cash-Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia High Yield Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 14.55% excluding sales charges. The Fund's benchmark, the BofAML Merrill Lynch U.S. High Yield Cash-Pay Constrained Index, returned 14.69% during the same 12-month period. Security selection generally accounted for the Fund's strong absolute return during a period that was generally favorable to the high-yield bond sector. Industry allocation delivered mixed results, resulting in a lag relative to the benchmark.

A Favorable Environment for High Yield

Early in the fiscal year, which began June 1, 2012, the high-yield sector attracted heavy inflows, as investors continued to search for yield. As central banks took steps to keep interest rates low in Europe and the United States, investors grew more comfortable with risk. New deal activity soared in the high yield market, with roughly 60% of the recent new deal activity used for refinancing purposes. Default rate forecasts remained low, which fueled additional support for the asset class.

However, investors have had plenty to think about as 2013 commenced. A piecemeal solution to the U.S. fiscal dilemma was agreed upon, which postponed drastic spending cuts and raised income taxes on the wealthiest Americans while leaving spending cuts and the U.S. debt limit for a later debate. Markets responded favorably to the short-term fix. Additionally, the Federal Reserve (the Fed) indicated that it would keep short-term interest rates low as long as the U.S. unemployment rate remained above 6.5% and the annual inflation rate remained under 2.5%.

U.S. economic data has improved modestly thus far in 2013, aided by job growth and an improved housing sector. Companies have continued to take advantage of low borrowing rates and accessible markets, resulting in continued strong high-yield new issuance. Approximately 60% of new issue proceeds were used to refinance higher coupon debt and/or to build cash to shore up balance sheets.

High-yield bonds continued to advance through early May 2013, with yields setting a record low. However, the last weeks of the period were not as kind to the sector, as yields rose sharply in response to a better-than-expected April employment report and Fed statements that were interpreted to be hinting at an earlier-than-expected tapering of security purchases, taking a toll on high-yield performance. Additionally, technical challenges increased in May, as the rate back-up coincided with record supply and high yield outflows pressured prices into month end.

Security Selection Drove Results

The Fund's solid performance was driven by strong security selection, especially in the energy exploration and production, wireless, software/services and chemicals sectors. In addition, overweights relative to the benchmark in wireless, chemicals and technology aided relative results, as did underweights in printing/publishing, transporation and utilities. By contrast, overweights in exploration and production, aerospace/defense and health care detracted from relative performance as did underweight allocations to banking and steel. Security selection in financials somewhat hampered relative returns.

During the period, we added to the Fund's energy holdings, primarily in the exploration and production and gas distribution sectors. We also increased positions in building and construction and support services. We also increased

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Corporate Bonds & Notes	90.6
Consumer Discretionary	15.7
Consumer Staples	3.1
Energy	13.9
Financials	6.9
Health Care	8.2
Industrials	6.1
Materials	8.8
Telecommunication	22.2
Utilities	5.7
Limited Partnerships	0.0	(a)
Money Market Funds	2.7
Municipal Bonds	0.1
Senior Loans	6.6
Consumer Discretionary	1.2
Consumer Staples	0.7
Financials	1.2
Health Care	1.2
Industrials	0.5
Materials	0.6
Telecommunication	1.2
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
4

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance (continued)

exposure to the wireless sector, bolstering its overweight allocation relative to the benchmark.

Allocations across the Fund's quality spectrum were largely unchanged. The portfolio remained underweight relative to the benchmark in BB and CCC rated issues, even though we modestly increased holdings of CCC rated issues.

At the end of the first quarter of 2013, the portfolio implemented an interest rate hedging program that targeted the seven- to 10-year maturity segment of the portfolio. This strategy was used purely to achieve a market neutral duration position. (Duration is a measure of interest rate sensitivity.)

Looking Ahead

We remain positive on the outlook for the high-yield sector, given its solid fundamentals as of the fiscal year end. Access to capital has been at record levels, allowing companies to refinance debt, which we believe will produce benefits for years to come. Uncertainty about the economy has kept most management teams conservative and focused on de-leveraging. However, at present we believe that expectations for investment returns should be tempered in light of current valuations and the potential for rising rates over the longer term. Earnings growth has decelerated, but remains positive for the year. Consensus expectations are currently calling for the U.S. economy to expand by approximately 2.0% in 2013. The potential for improvement later in the year could lead to rising interest rates, which we believe is likely to mute high-yield returns. We currently believe the sensitivity to rising rates has the potential to be higher relative to previous cycles, given the low absolute level of current interest rates. However, an improving economy is also highly supportive of credit fundamentals and, in our opinion, should allow for yield spreads to compress even if rates rise.

As investors continue to search for yield, we believe that the high-yield sector remains an attractive investment alternative to core fixed income products that may have greater interest-rate volatility and offer lower yields. As a result, we currently expect demand to be solid in 2013. Valuations are less attractive than they were a year ago, but we believe the risk of an extraordinary event is also muted. However, we do not believe this is the time to stretch for return or reach for yield by adding significant risk to the portfolio. We believe that credit selection will continue to be a key driver of Fund performance over the coming year. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in an effort to take advantage of opportunities in the marketplace.

Quality Breakdown (%) (at May 31, 2013)
BBB rating	0.9
BB rating	33.2
B rating	48.6
CCC rating	16.1
Not rated	1.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody's, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss.

Annual Report 2013
5

Columbia High Yield Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.10	1,019.55	5.53	5.44	1.08
Class B	1,000.00	1,000.00	1,048.10	1,015.81	9.34	9.20	1.83
Class C	1,000.00	1,000.00	1,048.50	1,015.96	9.19	9.05	1.80
Class I	1,000.00	1,000.00	1,054.40	1,021.64	3.38	3.33	0.66
Class K	1,000.00	1,000.00	1,052.70	1,020.14	4.91	4.84	0.96
Class R	1,000.00	1,000.00	1,050.70	1,018.30	6.80	6.69	1.33
Class R4	1,000.00	1,000.00	1,053.20	1,020.79	4.25	4.18	0.83
Class R5	1,000.00	1,000.00	1,054.00	1,021.39	3.64	3.58	0.71
Class W	1,000.00	1,000.00	1,052.20	1,019.55	5.53	5.44	1.08
Class Y	1,000.00	1,000.00	1,054.30	1,022.04	2.97	2.92	0.58
Class Z	1,000.00	1,000.00	1,053.40	1,020.84	4.20	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia High Yield Bond Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 90.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.9%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	13,481,000	13,245,082
Bombardier, Inc. Senior Notes(a) 01/15/23	6.125%	2,078,000	2,187,095
Huntington Ingalls Industries, Inc. 03/15/21	7.125%	2,643,000	2,900,693
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	13,136,000	14,318,240
Oshkosh Corp. 03/01/20	8.500%	1,601,000	1,781,113
TransDigm, Inc.(a) 10/15/20	5.500%	3,194,000	3,305,790
Total			37,738,013
Automotive 1.9%
Allison Transmission, Inc.(a) 05/15/19	7.125%	4,116,000	4,414,410
American Axle & Manufacturing, Inc. 03/15/21	6.250%	3,464,000	3,606,890
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/21	8.250%	5,104,000	5,767,520
Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	1,390,000	1,480,350
02/15/21	6.750%	2,179,000	2,342,425
General Motors Financial Co., Inc.(a) Senior Unsecured 05/15/18	3.250%	1,004,000	995,215
05/15/23	4.250%	1,434,000	1,398,150
Jaguar Land Rover Automotive PLC(a) 02/01/23	5.625%	5,015,000	5,127,837
Schaeffler Finance BV(a) Senior Secured 02/15/19	8.500%	640,000	726,400
05/15/21	4.750%	3,449,000	3,388,643
Visteon Corp. 04/15/19	6.750%	8,318,000	8,879,465
Total			38,127,305

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.0%
Ally Financial, Inc. 03/15/20	8.000%	23,037,000	27,414,030
09/15/20	7.500%	2,147,000	2,506,622
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	8,045,000	9,372,425
Total			39,293,077
Brokerage 0.7%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	5,266,000	5,529,300
Nuveen Investments, Inc.(a) Senior Unsecured 10/15/17	9.125%	1,086,000	1,140,300
10/15/20	9.500%	7,621,000	8,173,523
Total			14,843,123
Building Materials 1.7%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	3,564,000	3,599,640
Gibraltar Industries, Inc.(a) 02/01/21	6.250%	1,557,000	1,642,635
HD Supply, Inc. 07/15/20	11.500%	2,860,000	3,360,500
01/15/21	10.500%	4,240,000	4,399,000
HD Supply, Inc.(a) Senior Unsecured 07/15/20	7.500%	7,142,000	7,570,520
Interface, Inc. 12/01/18	7.625%	1,706,000	1,829,685
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	5,364,000	5,618,790
Nortek, Inc. 12/01/18	10.000%	899,000	997,890
04/15/21	8.500%	4,708,000	5,155,260
Nortek, Inc.(a) 04/15/21	8.500%	90,000	97,650
Total			34,271,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 2.5%
Ashland, Inc.(a) 08/15/22	4.750%	521,000	532,071
08/15/22	4.750%	3,232,000	3,300,680
Celanese U.S. Holdings LLC 06/15/21	5.875%	3,280,000	3,616,200
11/15/22	4.625%	3,779,000	3,882,923
Dupont Performance Coatings, Inc.(a) 05/01/21	7.375%	5,083,000	5,362,565
Huntsman International LLC 11/15/20	4.875%	2,397,000	2,420,970
03/15/21	8.625%	490,000	547,575
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	4,940,000	5,693,350
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	6,256,000	6,725,200
10/15/20	10.000%	1,028,000	1,107,670
PQ Corp. Secured(a) 05/01/18	8.750%	16,657,000	17,781,347
Total			50,970,551
Construction Machinery 2.2%
CNH Capital LLC(a) 04/15/18	3.625%	6,045,000	6,090,338
Case New Holland, Inc. 12/01/17	7.875%	13,467,000	15,823,725
Columbus McKinnon Corp. 02/01/19	7.875%	2,136,000	2,296,200
H&E Equipment Services, Inc. 09/01/22	7.000%	1,138,000	1,229,040
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	8,055,000	8,518,162
RSC Equipment Rental, Inc./Holdings III LLC Senior Unsecured 02/01/21	8.250%	2,760,000	3,056,700
United Rentals North America, Inc. 05/15/20	7.375%	3,182,000	3,492,245
04/15/22	7.625%	2,360,000	2,613,700
Secured 07/15/18	5.750%	744,000	794,220
Total			43,914,330

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 2.0%
Corrections Corp. of America(a) 04/01/20	4.125%	2,541,000	2,566,410
05/01/23	4.625%	3,566,000	3,619,490
GNET Escrow Corp. Senior Secured(a)(b) 07/01/18	12.125%	2,652,000	2,857,530
Goodman Networks, Inc. Senior Secured(a) 07/01/18	13.125%	5,368,000	5,958,480
Monitronics International, Inc. 04/01/20	9.125%	3,085,000	3,347,225
Vivint, Inc.(a) Senior Secured 12/01/19	6.375%	13,291,000	13,257,772
Senior Unsecured 12/01/20	8.750%	8,684,000	8,814,260
Total			40,421,167
Consumer Products 1.4%
First Quality Finance Co., Inc. Senior Unsecured(a) 05/15/21	4.625%	4,388,000	4,278,300
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	1,994,000	2,158,505
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	6,711,000	7,113,660
Spectrum Brands Escrow Corp.(a) 11/15/20	6.375%	4,769,000	5,120,714
11/15/22	6.625%	2,456,000	2,652,480
Spectrum Brands, Inc. 03/15/20	6.750%	4,535,000	4,875,125
Tempur-Pedic International, Inc.(a) 12/15/20	6.875%	770,000	830,637
Total			27,029,421
Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(a) 03/15/18	8.125%	7,202,000	7,697,138
Silver II Borrower/US Holdings LLC(a) 12/15/20	7.750%	4,928,000	5,112,800
Total			12,809,938

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 1.0%
AES Corp. (The) Senior Unsecured 06/01/20	8.000%	2,665,000	3,198,000
07/01/21	7.375%	2,745,000	3,211,650
Calpine Corp. Senior Secured(a) 02/15/21	7.500%	4,742,000	5,145,070
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	7,913,000	9,238,428
Total			20,793,148
Entertainment 0.8%
AMC Entertainment, Inc. 06/01/19	8.750%	6,223,000	6,829,743
12/01/20	9.750%	2,071,000	2,392,005
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp.(a) 03/15/21	5.250%	3,840,000	3,840,000
Cinemark USA, Inc. 12/15/22	5.125%	409,000	415,135
Six Flags, Inc.(a)(c)(d)(e)(f) 06/01/14	0.000%	950,000	—
United Artists Theatre Circuit, Inc.(d)(f) 1995-A Pass-Through Certificates 07/01/15	9.300%	2,676,594	2,676,594
07/01/15	9.300%	862,380	862,380
Total			17,015,857
Environmental 0.5%
Clean Harbors, Inc. 08/01/20	5.250%	5,160,000	5,379,300
06/01/21	5.125%	3,978,000	4,097,340
Total			9,476,640
Food and Beverage 1.8%
ARAMARK Corp.(a) 03/15/20	5.750%	4,071,000	4,213,485
B&G Foods, Inc.(b) 06/01/21	4.625%	7,291,000	7,272,772
Constellation Brands Inc. Senior Unsecured 05/01/21	3.750%	2,610,000	2,544,750
05/01/23	4.250%	4,351,000	4,274,858
Cott Beverages, Inc. 09/01/18	8.125%	3,052,000	3,307,605

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HJ Heinz Co. Secured(a) 10/15/20	4.250%	5,995,000	5,950,037
Pinnacle Foods Finance LLC/Corp.(a) 05/01/21	4.875%	3,233,000	3,245,124
Shearer's Foods, Inc. LLC Senior Secured(a) 11/01/19	9.000%	3,790,000	4,263,750
Total			35,072,381
Gaming 3.0%
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	3,696,000	3,520,440
MGM Resorts International 03/01/18	11.375%	6,581,000	8,522,395
12/15/21	6.625%	4,837,000	5,242,099
MGM Resorts International(a) 10/01/20	6.750%	585,000	637,650
ROC Finance LLC/Corp. Secured(a) 09/01/18	12.125%	6,877,000	7,977,320
Seminole Indian Tribe of Florida(a) Senior Secured 10/01/20	6.535%	5,430,000	5,945,850
Senior Unsecured 10/01/20	7.804%	3,040,000	3,293,080
Seneca Gaming Corp.(a) 12/01/18	8.250%	5,572,000	6,003,830
Studio City Finance Ltd.(a) 12/01/20	8.500%	6,910,000	7,618,275
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a) 06/01/21	6.375%	2,675,000	2,688,375
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	8,862,000	8,020,110
Total			59,469,424
Gas Pipelines 4.7%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	7,986,000	7,886,175
El Paso LLC Senior Secured 06/15/14	6.875%	269,000	283,713
09/15/20	6.500%	19,085,000	21,589,906

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	14,402,000	15,698,180
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	4,686,000	5,037,450
02/15/23	5.500%	6,508,000	6,800,860
07/15/23	4.500%	1,554,000	1,511,265
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	6,392,000	6,855,420
07/15/21	6.500%	9,657,000	10,453,702
04/15/23	5.500%	3,154,000	3,311,700
Regency Energy Partners LP/Finance Corp.(a) 11/01/23	4.500%	3,091,000	3,060,090
Sabine Pass Liquefaction LLC(a) Senior Secured 02/01/21	5.625%	5,606,000	5,627,023
04/15/23	5.625%	5,863,000	5,863,000
Total			93,978,484
Health Care 7.4%
Amsurg Corp.(a) 11/30/20	5.625%	2,414,000	2,510,560
Biomet, Inc.(a) 08/01/20	6.500%	3,831,000	4,032,128
CHS/Community Health Systems, Inc. 11/15/19	8.000%	6,124,000	6,736,400
Senior Secured 08/15/18	5.125%	5,993,000	6,247,702
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	10,197,000	11,675,565
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	3,512,000	3,740,280
Emdeon, Inc. 12/31/19	11.000%	5,255,000	6,043,250
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	1,737,000	1,906,358
01/31/22	5.875%	3,696,000	4,139,520
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	1,326,000	1,511,640
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	7,248,000	7,755,360
HCA, Inc. 02/15/22	7.500%	7,598,000	8,851,670
05/01/23	5.875%	7,333,000	7,754,647
Senior Secured 02/15/20	6.500%	9,681,000	10,915,327

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hanger, Inc. 11/15/18	7.125%	1,454,000	1,575,773
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	7,731,000	8,078,895
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	3,394,000	3,589,155
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	2,883,000	3,156,885
Multiplan, Inc.(a) 09/01/18	9.875%	6,727,000	7,534,240
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	4,577,000	5,172,010
Radnet Management, Inc. 04/01/18	10.375%	2,140,000	2,297,825
STHI Holding Corp. Secured(a) 03/15/18	8.000%	2,198,000	2,395,820
Tenet Healthcare Corp. Senior Secured(a) 04/01/21	4.500%	6,725,000	6,607,312
Truven Health Analytics, Inc. Senior Unsecured(a) 06/01/20	10.625%	2,786,000	3,162,110
United Surgical Partners International, Inc. 04/01/20	9.000%	3,322,000	3,712,335
Universal Hospital Services, Inc. Secured 08/15/20	7.625%	2,432,000	2,620,480
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	3,890,000	4,128,263
02/01/19	7.750%	8,860,000	9,480,200
Total			147,331,710
Home Construction 1.3%
Ashton Woods U.S.A. LLC/Finance Co.(a) 02/15/21	6.875%	2,465,000	2,551,275
Beazer Homes USA, Inc. 05/15/19	9.125%	2,071,000	2,265,156
Beazer Homes USA, Inc.(a) 02/01/23	7.250%	2,030,000	2,149,263
KB Home 03/15/20	8.000%	2,259,000	2,654,325
09/15/22	7.500%	2,818,000	3,191,385

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp. 03/01/18	4.500%	3,265,000	3,297,650
04/01/22	7.000%	2,256,000	2,532,360
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	3,674,000	4,169,990
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	1,096,000	1,222,040
04/15/21	5.250%	2,257,000	2,285,212
Total			26,318,656
Independent Energy 11.8%
Aurora USA Oil & Gas, Inc. Senior Unsecured(a) 04/01/20	7.500%	7,739,000	7,893,780
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	7,428,000	8,096,520
Chesapeake Energy Corp. 08/15/20	6.625%	16,355,000	18,154,050
02/15/21	6.125%	5,614,000	6,119,260
03/15/23	5.750%	3,736,000	3,885,440
Comstock Resources, Inc. 06/15/20	9.500%	9,657,000	10,719,270
Concho Resources, Inc. 01/15/21	7.000%	5,066,000	5,509,275
01/15/22	6.500%	965,000	1,042,200
10/01/22	5.500%	3,987,000	4,116,578
04/01/23	5.500%	5,559,000	5,684,077
Continental Resources, Inc. 10/01/19	8.250%	111,000	123,210
10/01/20	7.375%	2,351,000	2,650,753
04/01/21	7.125%	5,129,000	5,757,302
09/15/22	5.000%	18,526,000	19,174,410
Continental Resources, Inc.(a) 04/15/23	4.500%	8,358,000	8,441,580
EP Energy Holdings LLC/Bond Co., Inc. Senior Unsecured PIK(a) 12/15/17	8.125%	3,175,000	3,389,313
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	970,000	1,081,550
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	10,008,000	11,359,080
Halcon Resources Corp.(a) 05/15/21	8.875%	7,066,000	7,189,655
Kodiak Oil & Gas Corp. 12/01/19	8.125%	15,625,000	17,578,125
Kodiak Oil & Gas Corp.(a) 01/15/21	5.500%	5,551,000	5,759,162

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LBC Tank Terminals Holding Netherlands BV(a) 05/15/23	6.875%	3,881,000	4,031,389
Laredo Petroleum, Inc. 02/15/19	9.500%	13,113,000	14,850,472
05/01/22	7.375%	5,012,000	5,513,200
Oasis Petroleum, Inc. 02/01/19	7.250%	7,630,000	8,221,325
11/01/21	6.500%	7,008,000	7,568,640
01/15/23	6.875%	5,312,000	5,790,080
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	4,215,000	4,720,800
05/01/23	5.250%	11,410,000	11,524,100
Range Resources Corp.(a) 03/15/23	5.000%	8,720,000	8,807,200
SM Energy Co. Senior Unsecured 11/15/21	6.500%	2,850,000	3,113,625
01/01/23	6.500%	2,286,000	2,514,600
SM Energy Co.(a) Senior Unsecured 01/15/24	5.000%	4,544,000	4,589,440
Whiting Petroleum Corp. 10/01/18	6.500%	341,000	364,870
Total			235,334,331
Lodging 0.1%
Choice Hotels International, Inc. 07/01/22	5.750%	2,261,000	2,509,710
Media Cable 4.5%
CCO Holdings LLC/Capital Corp. 01/15/19	7.000%	672,000	718,200
01/31/22	6.625%	1,594,000	1,713,550
09/30/22	5.250%	3,078,000	3,078,000
CCO Holdings LLC/Capital Corp.(a) 03/15/21	5.250%	5,703,000	5,774,287
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	4,838,000	5,769,315
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	5,710,000	6,380,925
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	575,000	651,188
09/15/22	5.875%	7,185,000	7,113,150
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	6,588,000	6,884,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cogeco Cable, Inc.(a) 05/01/20	4.875%	1,407,000	1,403,483
DISH DBS Corp. 09/01/19	7.875%	2,518,000	2,823,308
06/01/21	6.750%	12,543,000	13,264,222
07/15/22	5.875%	6,662,000	6,678,655
03/15/23	5.000%	1,500,000	1,417,500
DISH DBS Corp.(a) Senior Unsecured 05/15/17	5.000%	4,741,000	4,741,000
05/15/23	6.250%	4,086,000	4,086,000
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	7,089,000	7,266,225
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a) 01/15/23	5.500%	3,499,000	3,603,970
Videotron Ltd. 07/15/22	5.000%	3,578,000	3,667,450
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	158,000	167,480
WideOpenWest Finance LLC/Capital Corp. 07/15/19	10.250%	2,885,000	3,252,837
Total			90,455,205
Media Non-Cable 7.0%
AMC Networks, Inc. 07/15/21	7.750%	14,347,000	16,140,375
12/15/22	4.750%	3,023,000	3,015,443
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	11,401,000	12,113,562
Clear Channel Worldwide Holdings, Inc.(a) 11/15/22	6.500%	4,149,000	4,356,450
11/15/22	6.500%	9,617,000	10,145,935
DigitalGlobe, Inc.(a) 02/01/21	5.250%	2,415,000	2,433,113
Hughes Satellite Systems Corp. 06/15/21	7.625%	10,525,000	11,761,687
Intelsat Jackson Holdings SA 10/15/20	7.250%	8,529,000	9,253,965
Senior Unsecured 04/01/21	7.500%	4,480,000	4,922,400
Intelsat Luxembourg SA(a) 06/01/21	7.750%	2,436,000	2,563,890
06/01/23	8.125%	7,233,000	7,739,310
MDC Partners, Inc.(a) 04/01/20	6.750%	6,030,000	6,165,675

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National CineMedia LLC Senior Secured 04/15/22	6.000%	4,957,000	5,316,382
Senior Unsecured 07/15/21	7.875%	1,533,000	1,716,960
Nielsen Finance LLC/Co.(a) 10/01/20	4.500%	10,544,000	10,596,720
Sirius XM Radio, Inc.(a) Senior Unsecured 05/15/20	4.250%	5,229,000	5,124,420
05/15/23	4.625%	5,500,000	5,280,000
Univision Communications, Inc.(a) 05/15/21	8.500%	4,502,000	4,873,415
Senior Secured 05/15/19	6.875%	2,943,000	3,126,938
11/01/20	7.875%	8,063,000	8,828,985
05/15/23	5.125%	4,807,000	4,710,860
Total			140,186,485
Metals 2.7%
Alpha Natural Resources, Inc. 04/15/18	9.750%	7,906,000	8,459,420
ArcelorMittal Senior Unsecured 03/01/21	6.000%	2,786,000	2,897,440
02/25/22	6.750%	4,702,000	5,046,393
Arch Coal, Inc.(a) 06/15/19	9.875%	6,010,000	6,190,300
Calcipar SA Senior Secured(a) 05/01/18	6.875%	2,391,000	2,534,460
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	5,794,000	6,098,185
Inmet Mining Corp.(a) 06/01/20	8.750%	11,413,000	12,297,507
06/01/21	7.500%	562,000	571,835
JMC Steel Group, Inc. Senior Notes(a) 03/15/18	8.250%	4,849,000	4,909,613
Peabody Energy Corp. 11/15/18	6.000%	4,817,000	5,154,190
Total			54,159,343
Non-Captive Consumer 0.2%
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	3,915,000	4,042,238

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Diversified 3.5%
Air Lease Corp. 03/01/20	4.750%	9,643,000	9,787,645
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	3,630,000	3,902,250
05/15/20	5.375%	4,897,000	5,276,517
CIT Group, Inc.(a) Senior Secured 04/01/18	6.625%	7,610,000	8,561,250
Senior Unsecured 02/15/19	5.500%	11,565,000	12,519,112
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	6,420,000	7,704,000
04/01/19	5.875%	3,465,000	3,716,213
05/15/19	6.250%	4,809,000	5,253,832
12/15/20	8.250%	7,636,000	9,258,650
04/15/21	4.625%	3,743,000	3,714,928
01/15/22	8.625%	719,000	896,953
Total			70,591,350
Oil Field Services 2.1%
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	3,241,000	3,370,640
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	14,567,000	15,604,899
Green Field Energy Services, Inc.(a) Senior Secured 11/15/16	13.250%	202,000	209,070
11/15/16	13.250%	8,484,000	8,780,940
Offshore Group Investments Ltd. Senior Secured(a) 04/01/23	7.125%	4,294,000	4,433,555
Oil States International, Inc.(a) 01/15/23	5.125%	3,034,000	3,269,135
Pacific Drilling SA Senior Secured(a)(b) 06/01/20	5.375%	7,223,000	7,150,770
Total			42,819,009
Other Industry 0.4%
Interline Brands, Inc. 11/15/18	7.500%	5,079,000	5,434,530
Unifrax I LLC/Holding Co.(a) 02/15/19	7.500%	3,187,000	3,314,480
Total			8,749,010

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 1.6%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(a) 11/15/20	7.000%	5,878,000	6,113,120
BOE Intermediate Holding Corp. Senior Unsecured(a) 11/01/17	9.000%	1,417,000	1,420,542
BOE Merger Corp. Senior Unsecured PIK(a) 11/01/17	9.500%	1,325,000	1,381,313
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	5,675,000	5,760,125
Reynolds Group Issuer, Inc./LLC 04/15/19	9.000%	1,310,000	1,375,500
08/15/19	9.875%	4,619,000	5,034,710
02/15/21	8.250%	5,607,000	5,719,140
Senior Secured 08/15/19	7.875%	5,119,000	5,605,305
Total			32,409,755
Paper 0.3%
Graphic Packaging International, Inc. 04/15/21	4.750%	5,192,000	5,269,880
Pharmaceuticals 0.9%
Elan Finance PLC/Corp. Senior Unsecured(a) 06/15/21	6.250%	4,874,000	4,898,370
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	1,995,000	2,276,794
Valeant Pharmaceuticals International(a) 10/15/20	6.375%	9,646,000	10,176,530
Total			17,351,694
Property & Casualty 0.5%
Alliant Holdings, Inc. Senior Unsecured(a) 12/15/20	7.875%	4,039,000	4,240,950
HUB International Ltd.(a) 10/15/18	8.125%	4,901,000	5,268,575
Total			9,509,525
Retailers 1.8%
99 Cent Only Stores 12/15/19	11.000%	2,777,000	3,193,550
AutoNation, Inc. 02/01/20	5.500%	401,000	435,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	5,440,000	6,072,400
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a) 02/15/18	9.000%	5,778,000	5,871,892
Claire's Stores, Inc. Senior Secured(a) 03/15/20	6.125%	2,692,000	2,806,410
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	2,479,000	2,609,147
L Brands, Inc. 04/01/21	6.625%	3,492,000	3,989,610
Rite Aid Corp. 03/15/20	9.250%	5,337,000	6,024,139
Senior Unsecured 02/15/27	7.700%	1,993,000	2,097,633
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%	3,144,000	3,485,910
Total			36,585,776
Technology 5.2%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	5,069,000	5,309,777
04/01/20	6.375%	2,785,000	3,000,838
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	5,060,000	5,186,500
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	3,825,000	4,159,688
CommScope Holdings Co., Inc. Senior Unsecured(a) 06/01/20	6.625%	3,030,000	2,992,125
CyrusOne LP/Finance Corp.(a) 11/15/22	6.375%	4,892,000	5,222,210
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	2,243,000	2,282,253
First Data Corp. 01/15/21	12.625%	9,050,000	9,887,125
First Data Corp.(a) 01/15/21	11.250%	1,742,000	1,781,195
06/15/21	10.625%	1,520,000	1,527,600
08/15/21	11.750%	2,378,000	2,300,715
Secured 01/15/21	8.250%	8,038,000	8,520,280

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured 06/15/19	7.375%	5,694,000	6,000,052
08/15/20	8.875%	5,150,000	5,690,750
11/01/20	6.750%	3,559,000	3,723,604
Interactive Data Corp. 08/01/18	10.250%	9,405,000	10,557,112
NXP BV/Funding LLC(a) 02/15/21	5.750%	5,625,000	5,906,250
NXP BV/NXP Funding LLC(a) 06/01/18	3.750%	7,733,000	7,617,005
Nuance Communications, Inc.(a) 08/15/20	5.375%	7,783,000	7,899,745
VeriSign, Inc.(a) 05/01/23	4.625%	3,743,000	3,761,715
Total			103,326,539
Textile 0.2%
Springs Window Fashions LLC Senior Secured(a)(b) 06/01/21	6.250%	3,352,000	3,335,240
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%	477,000	556,897
Hertz Corp. (The) 10/15/18	7.500%	2,308,000	2,509,950
01/15/21	7.375%	3,504,000	3,871,920
10/15/22	6.250%	2,259,000	2,453,839
Total			9,392,606
Wireless 5.7%
Cricket Communications, Inc. 10/15/20	7.750%	3,227,000	3,218,933
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	6,425,000	6,505,312
MetroPCS Wireless, Inc.(a) 04/01/23	6.625%	3,801,000	4,010,055
NII Capital Corp. 04/01/21	7.625%	4,525,000	3,767,063
NII International Telecom SCA(a) 08/15/19	7.875%	4,253,000	4,136,042
08/15/19	11.375%	18,946,000	20,982,695
SBA Telecommunications, Inc.(a) 07/15/20	5.750%	7,761,000	8,071,440
Sprint Capital Corp. 11/15/28	6.875%	45,000	45,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Nextel Corp. Senior Unsecured 08/15/17	8.375%	1,816,000	2,092,940
08/15/20	7.000%	766,000	831,110
11/15/21	11.500%	4,050,000	5,589,000
11/15/22	6.000%	16,869,000	17,375,070
Sprint Nextel Corp.(a) 11/15/18	9.000%	18,977,000	23,057,055
03/01/20	7.000%	438,000	492,750
Wind Acquisition Finance SA(a) Secured 07/15/17	11.750%	3,653,000	3,844,782
Senior Secured 04/30/20	6.500%	10,248,000	10,529,820
Total			114,549,067
Wirelines 4.4%
CenturyLink, Inc. Senior Unsecured 04/01/20	5.625%	10,124,000	10,465,685
06/15/21	6.450%	9,793,000	10,502,992
03/15/22	5.800%	1,734,000	1,773,015
Frontier Communications Corp. Senior Unsecured 03/15/19	7.125%	6,916,000	7,538,440
07/01/21	9.250%	2,492,000	2,903,180
04/15/22	8.750%	3,150,000	3,551,625
01/15/23	7.125%	128,000	133,760
04/15/24	7.625%	6,048,000	6,335,280
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	2,651,000	3,042,023
Level 3 Financing, Inc. 04/01/19	9.375%	1,055,000	1,163,138
07/01/19	8.125%	5,392,000	5,836,840
07/15/20	8.625%	2,550,000	2,805,000
Softbank Corp. Senior Unsecured(a) 04/15/20	4.500%	7,500,000	7,610,340
Windstream Corp. 09/01/18	8.125%	1,565,000	1,698,025
10/15/20	7.750%	2,572,000	2,745,610
10/01/21	7.750%	2,470,000	2,655,250
08/01/23	6.375%	4,923,000	4,861,462
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	4,479,000	5,206,837
Senior Secured 01/01/20	8.125%	5,804,000	6,442,440
Total			87,270,942
Total Corporate Bonds & Notes (Cost: $1,712,058,464)			1,816,722,500
Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004(a)(d)(g) 10/01/11	13.000%	3,250,000	1,495,000
Total Municipal Bonds (Cost: $3,250,000)			1,495,000

Senior Loans 6.6%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive 0.1%
Affinia Group, Inc. Tranche B2 Term Loan(h)(i) 04/25/20	4.750%	2,015,000	2,020,038
Brokerage 0.2%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(h)(i) 02/28/19	6.500%	4,523,000	4,534,307
Chemicals 0.5%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(h)(i) 02/01/20	4.750%	2,631,000	2,649,759
PQ Corp. Term Loan(h)(i) 08/07/17	4.500%	7,787,483	7,836,154
Total			10,485,913
Construction Machinery 0.5%
CPM Acquisition Corp.(h)(i) 1st Lien Term Loan 08/29/17	6.250%	6,486,405	6,502,621
2nd Lien Term Loan 03/01/18	10.250%	4,182,000	4,192,455
Total			10,695,076
Consumer Cyclical Services 0.4%
New Breed, Inc. Term Loan(h)(i) 10/01/19	6.000%	7,494,218	7,522,321
Consumer Products 0.6%
Serta Simmons Holdings LLC Term Loan(h)(i) 10/01/19	5.000%	4,257,330	4,279,936

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Spectrum Brands, Inc. Term Loan(h)(i) 12/17/19	4.507%	864,284	874,319
Sun Products Corp. (The) Tranche B Term Loan(h)(i) 03/23/20	5.500%	6,074,000	6,058,815
Total			11,213,070
Food and Beverage 0.2%
Hostess Brands, Inc. 1st Lien Term Loan(b)(h)(i) 02/25/20	5.773%	2,998,000	3,074,839
Gaming 0.3%
ROC Finance LLC(b)(h)(i) Tranche B Term Loan 03/28/19	5.000%	2,965,000	2,985,755
ROC Finance LLC(h)(i) Tranche B Term Loan 08/19/17	8.500%	2,373,000	2,373,000
Total			5,358,755
Health Care 1.2%
American Renal Holdings, Inc. 2nd Lien Term Loan(h)(i) 02/20/20	8.500%	7,462,000	7,505,504
ConvaTec, Inc. Term Loan(h)(i) 12/22/16	5.000%	904,634	914,811
U.S. Renal Care, Inc.(h)(i) 1st Lien Term Loan 07/03/19	6.250%	5,027,012	5,083,566
2nd Lien Term Loan 01/03/20	10.250%	5,065,000	5,159,969
United Surgical Partners International, Inc. Term Loan(h)(i) 04/03/19	4.750%	5,323,532	5,387,414
Total			24,051,264
Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(h)(i) 12/20/19	5.000%	2,722,178	2,735,788
Media Cable 0.2%
WideOpenWest Finance LLC Tranche B Term Loan(h)(i) 04/01/19	4.750%	4,548,628	4,579,922

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Non-Cable 0.3%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(h)(i) 09/16/19	7.500%	5,147,704	5,327,874
Metals —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(h)(i) 10/18/17	5.250%	887,686	891,850
Property & Casualty 0.8%
Asurion LLC Tranche B1 Term Loan(h)(i) 05/24/19	4.500%	5,707,611	5,731,070
Lonestar Intermediate Super Holdings LLC Term Loan(h)(i) 09/02/19	11.000%	10,152,000	10,871,066
Total			16,602,136
Retailers 0.2%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(h)(i) 08/21/20	5.750%	3,948,000	4,079,271
Technology 0.9%
Ancestry.com, Inc. Tranche B1 Term Loan(h)(i) 12/28/18	5.250%	6,782,615	6,814,426
Blue Coat Systems, Inc. Term Loan(b)(h)(i) 05/31/19	4.500%	644,000	648,830
Freescale Semiconductor, Inc. Tranche B4 Term Loan(h)(i) 03/01/20	5.000%	2,376,127	2,386,724
ION Trading Technologies SARL(b)(h)(i) 1st Lien Term Loan 05/22/20	4.500%	1,741,000	1,753,326
2nd Lien Term Loan 05/22/21	8.250%	5,683,000	5,725,623
Total			17,328,929
Wirelines 0.1%
Integra Telecom Holdings, Inc.(h)(i) 2nd Lien Term Loan 02/21/20	9.750%	678,000	696,279
Term Loan 02/22/19	6.000%	1,959,000	1,978,590
Total			2,674,869
Total Senior Loans (Cost: $130,002,035)			133,176,222

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Textiles, Apparel & Luxury Goods —%
Arena Brands, Inc.(d)(f)(j)	111,111	491,111
Total Consumer Discretionary		491,111
Financials —%
Real Estate Investment Trusts (REITs) —%
Fairlane Management Corp.(d)(e)(f)(j)	50,004	—
Total Financials		—
Total Common Stocks (Cost: $5,888,888)		491,111

Warrants —%

Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(j)	10,524	631,440
Total Warrants (Cost: $485,797)		631,440

Limited Partnerships —%

Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(d)(f)(j)	25,000,000	113,262
Total Financials		113,262
Total Limited Partnerships (Cost: $—)		113,262

Money Market Funds 2.7%

Columbia Short-Term Cash Fund, 0.109%(k)(l)	53,150,551	53,150,551
Total Money Market Funds (Cost: $53,150,551)		53,150,551
Total Investments (Cost: $1,904,835,735)		2,005,780,086
Other Assets & Liabilities, Net		(4,306,012)
Net Assets		2,001,474,074

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2013

At May 31, 2013, $473,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 10-year	(430)	(55,564,063)	September 2013	134,584	—

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $778,507,016 or 38.90% of net assets.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Zero coupon bond.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2013 was $5,638,347, representing 0.28% of net assets. Information concerning such security holdings at May 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Arena Brands, Inc.	09/03/92	5,888,888
Cabazon Band Mission Indians Revenue Bonds Series 2004 13.000% 10/01/11	10/04/04	3,250,000
Fairlane Management Corp.	09/23/02	—
Six Flags, Inc. 0.000% 06/01/14	05/07/10	—
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	08/12/96 - 04/03/02	2,676,573
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	12/06/01	799,246
Varde Fund V LP	04/27/00 - 06/19/00	—	*

*The original cost for this position was $25,000,000. From September 29, 2004 through May 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital

(e)  Negligible market value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2013, the value of these securities amounted to $4,143,347, which represents 0.21% of net assets.

(g)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2013, the value of these securities amounted to $1,495,000, which represents 0.07% of net assets.

(h)  Variable rate security.

(i)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)  Non-income producing.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	35,733,551	873,048,987	(855,631,987)	53,150,551	92,455	53,150,551

Abbreviation Legend

PIK  Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Entertainment	—	13,476,883	3,538,974	17,015,857
All other industries	—	1,799,706,643	—	1,799,706,643
Municipal Bonds	—	1,495,000	—	1,495,000
Total Bonds	—	1,814,678,526	3,538,974	1,818,217,500
Equity Securities
Common Stocks
Consumer Discretionary	—	—	491,111	491,111
Warrants
Energy	—	631,440	—	631,440
Total Equity Securities	—	631,440	491,111	1,122,551
Other
Senior Loans
Construction Machinery	—	6,502,621	4,192,455	10,695,076
Gaming	—	2,985,755	2,373,000	5,358,755
All other industries	—	117,122,391	—	117,122,391
Limited Partnerships	—	—	113,262	113,262
Money Market Funds	53,150,551	—	—	53,150,551
Total Other	53,150,551	126,610,767	6,678,717	186,440,035
Investments in Securities	53,150,551	1,941,920,733	10,708,802	2,005,780,086
Derivatives
Assets
Futures Contracts	134,584	—	—	134,584
Total	53,285,135	1,941,920,733	10,708,802	2,005,914,670

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Senior Loans ($)	Common Stocks ($)	Limited Partnerships ($)	Total ($)
Balance as of May 31, 2012	4,744,192	—	725,555	301,908	5,771,655
Accrued discounts/premiums	50,041	16,344	—	—	66,385
Realized gain (loss)	46,289	38,122	—	134,278	218,689
Change in unrealized appreciation (depreciation)(a)	(96,330)	48,054	(234,444)	(188,645)	(471,365)
Sales	(1,205,218)	(675,510)	—	(134,279)	(2,015,007)
Purchases	—	5,145,064	—	—	5,145,064
Transfers into Level 3	—	1,993,381	—	—	1,993,381
Transfers out of Level 3	—	—	—	—	—
Balance as of May 31, 2013	3,538,974	6,565,455	491,111	113,262	10,708,802

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2013 was $(471,365), which is comprised of Corporate Bonds & Notes of $(96,330), Senior Loans of $48,054, Common Stocks of $(234,444) and Limited Partnerships of $(188,645).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Equity securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain Senior Loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund's pro-rata interest in the limited partnership's capital balance, estimated earnings of the respective company, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund's pro-rata interest would result in a change to the limited partnership's capital balance.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia High Yield Bond Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,851,685,184)	$1,952,629,535
Affiliated issuers (identified cost $53,150,551)	53,150,551
Total investments (identified cost $1,904,835,735)	2,005,780,086
Margin deposits on futures contracts	473,000
Receivable for:
Investments sold	46,368,357
Capital shares sold	8,560,792
Dividends	7,250
Interest	31,805,057
Reclaims	29,344
Variation margin on futures contracts	114,221
Prepaid expenses	1,615
Trustees' deferred compensation plan	73,651
Total assets	2,093,213,373
Liabilities
Payable for:
Investments purchased	13,633,313
Investments purchased on a delayed delivery basis	34,915,066
Capital shares purchased	33,730,371
Dividend distributions to shareholders	8,840,281
Investment management fees	31,525
Distribution and/or service fees	13,731
Transfer agent fees	195,345
Administration fees	3,575
Plan administration fees	14,495
Compensation of board members	71,069
Expense reimbursement due to Investment Manager	5
Other expenses	216,872
Trustees' deferred compensation plan	73,651
Total liabilities	91,739,299
Net assets applicable to outstanding capital stock	$2,001,474,074
Represented by
Paid-in capital	$2,105,200,168
Excess of distributions over net investment income	(16,211,768)
Accumulated net realized loss	(188,593,261)
Unrealized appreciation (depreciation) on:
Investments	100,944,351
Futures contracts	134,584
Total — representing net assets applicable to outstanding capital stock	$2,001,474,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$1,457,415,359
Shares outstanding	484,251,919
Net asset value per share	$3.01
Maximum offering price per share(a)	$3.16
Class B
Net assets	$27,238,958
Shares outstanding	9,054,087
Net asset value per share	$3.01
Class C
Net assets	$97,487,122
Shares outstanding	32,607,280
Net asset value per share	$2.99
Class I
Net assets	$112,741,784
Shares outstanding	37,531,253
Net asset value per share	$3.00
Class K(b)
Net assets	$62,346,851
Shares outstanding	20,692,761
Net asset value per share	$3.01
Class R
Net assets	$13,967,142
Shares outstanding	4,626,076
Net asset value per share	$3.02
Class R4(c)
Net assets	$10,467,970
Shares outstanding	3,459,248
Net asset value per share	$3.03
Class R5
Net assets	$15,124,418
Shares outstanding	5,024,805
Net asset value per share	$3.01
Class W
Net assets	$50,998,326
Shares outstanding	17,076,435
Net asset value per share	$2.99
Class Y
Net assets	$2,572
Shares outstanding	856
Net asset value per share	$3.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class Z
Net assets	$153,683,572
Shares outstanding	51,119,295
Net asset value per share	$3.01

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia High Yield Bond Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$92,455
Interest	119,594,089
Income from securities lending — net	598,149
Total income	120,284,693
Expenses:
Investment management fees	9,967,625
Distribution and/or service fees
Class A	3,268,670
Class B	273,619
Class C	870,698
Class R	52,346
Class R4(a)	8,669
Class W	113,044
Transfer agent fees
Class A	2,203,647
Class B	46,019
Class C	146,613
Class K(b)	34,108
Class R	17,665
Class R4(a)	11,527
Class R5	6,232
Class W	76,223
Class Z	127,215
Administration fees	1,136,506
Plan administration fees
Class K(b)	170,268
Class R4(a)	8,669
Compensation of board members	43,910
Custodian fees	39,732
Printing and postage fees	221,206
Registration fees	160,855
Professional fees	63,862
Other	57,427
Total expenses	19,126,355
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(115,435)
Fees waived by Distributor — Class C	(15,861)
Expense reductions	(2,802)
Total net expenses	18,992,257
Net investment income	101,292,436
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	72,165,721
Futures contracts	(276,353)
Net realized gain	71,889,368
Net change in unrealized appreciation (depreciation) on:
Investments	56,510,366
Futures contracts	455,070
Net change in unrealized appreciation (depreciation)	56,965,436
Net realized and unrealized gain	128,854,804
Net increase in net assets resulting from operations	$230,147,240

(a) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012
Operations
Net investment income	$101,292,436	$105,272,586
Net realized gain	71,889,368	21,199,500
Net change in unrealized appreciation (depreciation)	56,965,436	(65,543,669)
Net increase in net assets resulting from operations	230,147,240	60,928,417
Distributions to shareholders
Net investment income
Class A	(73,911,518)	(78,394,473)
Class B	(1,348,532)	(2,280,700)
Class C	(4,270,252)	(4,218,314)
Class I	(7,692,293)	(9,857,220)
Class K(b)	(3,931,148)	(3,980,659)
Class R	(561,987)	(450,338)
Class R4(c)	(533,795)	(478,704)
Class R5	(743,808)	(718,314)
Class W	(2,554,333)	(3,308,902)
Class Y	(84)	—
Class Z	(4,350,600)	(2,577,130)
Net realized gains
Class A	—	(1,876,271)
Class B	—	(57,189)
Class C	—	(113,990)
Class I	—	(235,917)
Class K(b)	—	(93,095)
Class R	—	(11,180)
Class R4(c)	—	(11,794)
Class R5	—	(21,743)
Class W	—	(52,939)
Class Z	—	(24,520)
Total distributions to shareholders	(99,898,350)	(108,763,392)
Increase (decrease) in net assets from capital stock activity	281,675,199	(164,695,402)
Proceeds from regulatory settlements (Note 6)	—	1,441,017
Total increase (decrease) in net assets	411,924,089	(211,089,360)
Net assets at beginning of year	1,589,549,985	1,800,639,345
Net assets at end of year	$2,001,474,074	$1,589,549,985
Excess of distributions over net investment income	$(16,211,768)	$(17,644,297)

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	99,005,139	287,873,648	112,864,450	309,192,420
Fund merger	62,790,155	190,998,515	—	—
Distributions reinvested	20,516,771	60,460,433	20,895,760	57,738,939
Redemptions	(118,548,080)	(349,236,914)	(181,351,231)	(501,305,563)
Net increase (decrease)	63,763,985	190,095,682	(47,591,021)	(134,374,204)
Class B shares
Subscriptions	873,167	2,558,654	1,150,608	3,155,548
Fund merger	924,378	2,809,760	—	—
Distributions reinvested	418,090	1,229,057	692,213	1,911,969
Redemptions(b)	(5,518,919)	(15,978,900)	(11,449,721)	(32,143,678)
Net decrease	(3,303,284)	(9,381,429)	(9,606,900)	(27,076,161)
Class C shares
Subscriptions	8,179,225	23,935,402	6,311,968	17,335,256
Fund merger	3,844,326	11,616,557	—	—
Distributions reinvested	1,199,349	3,516,738	1,145,821	3,141,975
Redemptions	(7,960,230)	(23,485,601)	(6,929,584)	(19,044,090)
Net increase	5,262,670	15,583,096	528,205	1,433,141
Class I shares
Subscriptions	3,863,519	11,559,646	12,007,412	31,760,734
Distributions reinvested	2,618,146	7,685,228	3,659,254	10,092,443
Redemptions	(19,858,954)	(58,414,131)	(11,214,728)	(31,317,493)
Net increase (decrease)	(13,377,289)	(39,169,257)	4,451,938	10,535,684
Class K shares(c)
Subscriptions	3,905,938	11,457,296	4,524,463	12,455,038
Distributions reinvested	1,332,602	3,930,639	1,473,659	4,072,693
Redemptions	(7,261,904)	(21,716,382)	(4,676,597)	(12,898,658)
Net increase (decrease)	(2,023,364)	(6,328,447)	1,321,525	3,629,073
Class R shares
Subscriptions	3,058,868	9,073,885	1,836,879	5,119,042
Distributions reinvested	106,865	317,813	70,169	194,556
Redemptions	(1,255,989)	(3,709,985)	(1,684,103)	(4,693,518)
Net increase	1,909,744	5,681,713	222,945	620,080
Class R4 shares(d)
Subscriptions	1,396,940	4,177,718	685,949	1,895,716
Distributions reinvested	179,750	533,507	176,476	490,188
Redemptions	(1,039,723)	(3,105,278)	(518,734)	(1,437,918)
Net increase	536,967	1,605,947	343,691	947,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	2,063,402	6,060,095	3,556,635	9,305,033
Distributions reinvested	251,437	743,201	267,143	739,725
Redemptions	(408,202)	(1,220,368)	(4,690,187)	(13,185,134)
Net increase (decrease)	1,906,637	5,582,928	(866,409)	(3,140,376)
Class W shares
Subscriptions	5,170,971	15,172,925	7,806,168	21,624,444
Distributions reinvested	872,873	2,554,048	1,224,122	3,361,525
Redemptions	(5,206,350)	(14,976,892)	(24,305,157)	(65,428,497)
Net increase (decrease)	837,494	2,750,081	(15,274,867)	(40,442,528)
Class Y shares
Subscriptions	856	2,500	—	—
Net increase	856	2,500	—	—
Class Z shares
Subscriptions	23,897,342	69,797,260	53,995,479	148,647,049
Fund merger	47,872,601	145,630,279	—	—
Distributions reinvested	1,142,545	3,373,672	808,536	2,262,083
Redemptions	(34,551,666)	(103,548,826)	(46,434,840)	(127,737,229)
Net increase	38,360,822	115,252,385	8,369,175	23,171,903
Total net increase (decrease)	93,875,238	281,675,199	(58,101,718)	(164,695,402)

(a) Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d) Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.78		$2.86		$2.61	$2.30		$2.74
Income from investment operations:
Net investment income	0.17		0.18		0.20	0.20		0.22
Net realized and unrealized gain (loss)	0.23		(0.07)		0.25	0.31		(0.44)
Total from investment operations	0.40		0.11		0.45	0.51		(0.22)
Less distributions to shareholders:
Net investment income	(0.17)		(0.19)		(0.20)	(0.20)		(0.22)
Net realized gains	—		(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.17)		(0.19)		(0.20)	(0.20)		(0.22)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$3.01		$2.78		$2.86	$2.61		$2.30
Total return	14.55%		3.99	%(b)	17.61%	22.80	%(c)	(7.04%)
Ratios to average net assets(d)
Total gross expenses	1.08%		1.08%		1.08%	1.09%		1.14%
Total net expenses(e)	1.07	%(f)	1.04	%(f)	1.06%	1.03%		1.02%
Net investment income	5.72%		6.54%		7.16%	7.95%		9.85%
Supplemental data
Net assets, end of period (in thousands)	$1,457,415		$1,170,173		$1,339,628	$1,192,636		$1,003,576
Portfolio turnover	81%		76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.78		$2.86		$2.61	$2.30		$2.74
Income from investment operations:
Net investment income	0.15		0.16		0.18	0.18		0.20
Net realized and unrealized gain (loss)	0.22		(0.07)		0.25	0.31		(0.44)
Total from investment operations	0.37		0.09		0.43	0.49		(0.24)
Less distributions to shareholders:
Net investment income	(0.14)		(0.17)		(0.18)	(0.18)		(0.20)
Net realized gains	—		(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.14)		(0.17)		(0.18)	(0.18)		(0.20)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$3.01		$2.78		$2.86	$2.61		$2.30
Total return	13.69%		3.20	%(b)	16.71%	21.88	%(c)	(7.77%)
Ratios to average net assets(d)
Total gross expenses	1.82%		1.84%		1.84%	1.85%		1.90%
Total net expenses(e)	1.82	%(f)	1.79	%(f)	1.82%	1.79%		1.78%
Net investment income	4.99%		5.77%		6.45%	7.19%		8.98%
Supplemental data
Net assets, end of period (in thousands)	$27,239		$34,361		$62,820	$91,104		$109,559
Portfolio turnover	81%		76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.76		$2.84		$2.59	$2.28		$2.72
Income from investment operations:
Net investment income	0.15		0.16		0.18	0.18		0.20
Net realized and unrealized gain (loss)	0.22		(0.08)		0.25	0.31		(0.44)
Total from investment operations	0.37		0.08		0.43	0.49		(0.24)
Less distributions to shareholders:
Net investment income	(0.14)		(0.16)		(0.18)	(0.18)		(0.20)
Net realized gains	—		(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.14)		(0.16)		(0.18)	(0.18)		(0.20)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$2.99		$2.76		$2.84	$2.59		$2.28
Total return	13.78%		3.20	%(b)	16.80%	22.01	%(c)	(7.86%)
Ratios to average net assets(d)
Total gross expenses	1.83%		1.83%		1.84%	1.85%		1.89%
Total net expenses(e)	1.80	%(f)	1.79	%(f)	1.82%	1.79%		1.77%
Net investment income	4.98%		5.79%		6.42%	7.14%		9.11%
Supplemental data
Net assets, end of period (in thousands)	$97,487		$75,596		$76,237	$70,489		$21,579
Portfolio turnover	81%		76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.78	$2.86		$2.60	$2.29		$2.73
Income from investment operations:
Net investment income	0.18	0.19		0.21	0.21		0.23
Net realized and unrealized gain (loss)	0.22	(0.07)		0.26	0.31		(0.44)
Total from investment operations	0.40	0.12		0.47	0.52		(0.21)
Less distributions to shareholders:
Net investment income	(0.18)	(0.20)		(0.21)	(0.21)		(0.23)
Net realized gains	—	(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.18)	(0.20)		(0.21)	(0.21)		(0.23)
Proceeds from regulatory settlements	—	0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$3.00	$2.78		$2.86	$2.60		$2.29
Total return	14.64%	4.38	%(b)	18.52%	23.35	%(c)	(6.75%)
Ratios to average net assets(d)
Total gross expenses	0.66%	0.66%		0.68%	0.68%		0.70%
Total net expenses(e)	0.66%	0.66%		0.68%	0.63%		0.65%
Net investment income	6.15%	6.91%		7.53%	8.36%		10.34%
Supplemental data
Net assets, end of period (in thousands)	$112,742	$141,388		$132,684	$144,203		$74,333
Portfolio turnover	81%	76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K(a)	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.79	$2.86		$2.61	$2.30		$2.74
Income from investment operations:
Net investment income	0.17	0.18		0.20	0.21		0.22
Net realized and unrealized gain (loss)	0.22	(0.06)		0.25	0.30		(0.43)
Total from investment operations	0.39	0.12		0.45	0.51		(0.21)
Less distributions to shareholders:
Net investment income	(0.17)	(0.19)		(0.20)	(0.20)		(0.23)
Net realized gains	—	(0.00	)(b)	—	—		—
Total distributions to shareholders	(0.17)	(0.19)		(0.20)	(0.20)		(0.23)
Proceeds from regulatory settlements	—	0.00	(b)	—	0.00	(b)	—
Net asset value, end of period	$3.01	$2.79		$2.86	$2.61		$2.30
Total return	14.26%	4.44	%(c)	17.74%	22.92	%(d)	(6.86%)
Ratios to average net assets(e)
Total gross expenses	0.96%	0.96%		0.96%	0.99%		1.00%
Total net expenses(f)	0.96%	0.96%		0.96%	0.93%		0.87%
Net investment income	5.84%	6.62%		7.27%	8.05%		10.46%
Supplemental data
Net assets, end of period (in thousands)	$62,347	$63,276		$61,282	$43,406		$2,391
Portfolio turnover	81%	76%		96%	94%		83%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.79		$2.87		$2.62	$2.30		$2.74
Income from investment operations:
Net investment income	0.16		0.17		0.19	0.20		0.21
Net realized and unrealized gain (loss)	0.23		(0.07)		0.25	0.31		(0.44)
Total from investment operations	0.39		0.10		0.44	0.51		(0.23)
Less distributions to shareholders:
Net investment income	(0.16)		(0.18)		(0.19)	(0.19)		(0.21)
Net realized gains	—		(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.16)		(0.18)		(0.19)	(0.19)		(0.21)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$3.02		$2.79		$2.87	$2.62		$2.30
Total return	14.24%		3.75	%(b)	17.23%	22.79	%(c)	(7.38%)
Ratios to average net assets(d)
Total gross expenses	1.33%		1.33%		1.36%	1.48%		1.52%
Total net expenses(e)	1.32	%(f)	1.29	%(f)	1.35%	1.43%		1.39%
Net investment income	5.45%		6.29%		6.86%	7.46%		9.46%
Supplemental data
Net assets, end of period (in thousands)	$13,967		$7,582		$7,156	$5,690		$14
Portfolio turnover	81%		76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4(a)	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.80	$2.88		$2.62	$2.31		$2.74
Income from investment operations:
Net investment income	0.17	0.18		0.20	0.20		0.22
Net realized and unrealized gain (loss)	0.23	(0.08)		0.26	0.31		(0.43)
Total from investment operations	0.40	0.10		0.46	0.51		(0.21)
Less distributions to shareholders:
Net investment income	(0.17)	(0.18)		(0.20)	(0.20)		(0.22)
Net realized gains	—	(0.00	)(b)	—	—		—
Total distributions to shareholders	(0.17)	(0.18)		(0.20)	(0.20)		(0.22)
Proceeds from regulatory settlements	—	0.00	(b)	—	0.00	(b)	—
Net asset value, end of period	$3.03	$2.80		$2.88	$2.62		$2.31
Total return	14.59%	3.83	%(c)	17.81%	22.56	%(d)	(6.70%)
Ratios to average net assets(e)
Total gross expenses	0.97%	1.21%		1.21%	1.23%		1.25%
Total net expenses(f)	0.97%	1.21%		1.21%	1.18%		1.20%
Net investment income	5.82%	6.37%		6.99%	7.81%		11.09%
Supplemental data
Net assets, end of period (in thousands)	$10,468	$8,176		$7,418	$4,003		$1,243
Portfolio turnover	81%	76%		96%	94%		83%

Notes to Financial Highlights

(a)  Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2013	2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.78	$2.86		$2.61	$2.30		$2.74
Income from investment operations:
Net investment income	0.18	0.19		0.21	0.21		0.23
Net realized and unrealized gain (loss)	0.23	(0.07)		0.25	0.31		(0.44)
Total from investment operations	0.41	0.12		0.46	0.52		(0.21)
Less distributions to shareholders:
Net investment income	(0.18)	(0.20)		(0.21)	(0.21)		(0.23)
Net realized gains	—	(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.18)	(0.20)		(0.21)	(0.21)		(0.23)
Proceeds from regulatory settlements	—	0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$3.01	$2.78		$2.86	$2.61		$2.30
Total return	14.96%	4.32	%(b)	18.02%	23.22	%(c)	(6.73%)
Ratios to average net assets(d)
Total gross expenses	0.71%	0.71%		0.73%	0.73%		0.75%
Total net expenses(e)	0.71%	0.71%		0.72%	0.68%		0.70%
Net investment income	6.06%	6.76%		7.48%	8.18%		10.19%
Supplemental data
Net assets, end of period (in thousands)	$15,124	$8,675		$11,384	$7,958		$4
Portfolio turnover	81%	76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$2.76		$2.84		$2.59	$2.28		$2.71
Income from investment operations:
Net investment income	0.17		0.18		0.20	0.20		0.22
Net realized and unrealized gain (loss)	0.23		(0.07)		0.25	0.31		(0.43)
Total from investment operations	0.40		0.11		0.45	0.51		(0.21)
Less distributions to shareholders:
Net investment income	(0.17)		(0.19)		(0.20)	(0.20)		(0.22)
Net realized gains	—		(0.00	)(a)	—	—		—
Total distributions to shareholders	(0.17)		(0.19)		(0.20)	(0.20)		(0.22)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00	(a)	—
Net asset value, end of period	$2.99		$2.76		$2.84	$2.59		$2.28
Total return	14.61%		3.97	%(b)	17.65%	22.82	%(c)	(6.91%)
Ratios to average net assets(d)
Total gross expenses	1.08%		1.11%		1.10%	1.12%		1.16%
Total net expenses(e)	1.07	%(f)	1.05	%(f)	1.09%	1.08%		1.10%
Net investment income	5.72%		6.59%		7.16%	7.68%		9.51%
Supplemental data
Net assets, end of period (in thousands)	$50,998		$44,832		$89,506	$100,227		$6,435
Portfolio turnover	81%		76%		96%	94%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia High Yield Bond Fund

Financial Highlights (continued)

Class Y	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$2.92
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.08
Total from investment operations	0.18
Less distributions to shareholders:
Net investment income	(0.10)
Total distributions to shareholders	(0.10)
Net asset value, end of period	$3.00
Total return	6.16%
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)
Total net expenses(d)	0.58	%(c)
Net investment income	6.06	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
38

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$2.78		$2.85		$2.72
Income from investment operations:
Net investment income	0.17		0.18		0.14
Net realized and unrealized gain (loss)	0.23		(0.06)		0.12
Total from investment operations	0.40		0.12		0.26
Less distributions to shareholders:
Net investment income	(0.17)		(0.19)		(0.13)
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.17)		(0.19)		(0.13)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$3.01		$2.78		$2.85
Total return	14.84%		4.59	%(c)	9.87%
Ratios to average net assets(d)
Total gross expenses	0.82%		0.80%		0.73	%(e)
Total net expenses(f)	0.82	%(g)	0.78	%(g)	0.73	%(e)
Net investment income	5.86%		6.58%		7.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$153,684		$35,492		$12,526
Portfolio turnover	81%		76%		96%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2013.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
39

Columbia High Yield Bond Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are generally available only to omnibus retirement plans and certain other eligible investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading

Annual Report 2013
40

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The

Annual Report 2013
41

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	134,584	*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(276,353)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	455,070

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,514

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income

Annual Report 2013
42

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.56% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $5,941.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value

Annual Report 2013
43

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months. Prior to November 1, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.12
Class R5	0.05
Class W	0.17
Class Z	0.17

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $161,244. The liability remaining at May 31, 2013 for non-recurring charges associated with the lease amounted to $77,381 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $2,802.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Effective April 27, 2013, the Distributor has voluntarily agreed to waive 0.15% of the Class C shares distribution fee. This arrangement may be modified or terminated by the Distributor at any time. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Annual Report 2013
44

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,491,000 and $8,496,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,194,351 for Class A, $7,684 for Class B and $2,889 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through September 30, 2013		Prior to August 1, 2012
Class A	1.08%		1.03%
Class B	1.83		1.78
Class C	1.83		1.78
Class I	0.70		0.69
Class K	1.00		0.99
Class R	1.33		1.28
Class R4	0.83	*	1.24
Class R5	0.75		0.74
Class W	1.08		1.03
Class Y	0.70	**	—
Class Z	0.83		0.78

*For the period August 1, 2012 through October 26, 2012, the annual rates for Class R4 shares was 1.25%.

**Annual rate is contractual from November 8, 2012 (the commencement of operations of Class Y shares) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, investments in partnerships, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$38,443
Accumulated net realized loss	(60,449,445)
Paid-in capital	60,411,002

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013	2012
Ordinary income	$99,898,350	$108,763,392

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,485,372
Unrealized appreciation	99,789,894

At May 31, 2013, the cost of investments for federal income tax purposes was $1,905,990,192 and the aggregate gross

Annual Report 2013
45

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$110,425,976
Unrealized depreciation	(10,636,082)
Net unrealized appreciation	$99,789,894

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$1,782,923
2015	378,711
2016	25,681,397
2017	120,911,432
2018	55,132,247
Total	$203,886,710

For the year ended May 31, 2013, capital loss carryforwards of $14,215,529 were permanently lost and $72,319,565 were utilized to offset current year gains.

Columbia High Yield Bond Fund acquired capital loss carryforwards in connection with the merger with Columbia High Yield Opportunities Fund of $74,831,343. As a result of this ownership change, the utilization of both the acquiring fund and acquired fund capital loss carryforwards may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,389,331,054 and $1,431,487,546, respectively, for the year ended May 31, 2013.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $1,441,017 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 20.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013
46

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 11. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia High Yield Opportunity Fund, a series of Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,769,176,022 and the combined net assets immediately after the acquisition were $2,120,231,133.

The merger was accomplished by a tax-free exchange of 79,016,836 shares of the acquired fund valued at $351,055,111 (including $21,881,263 of unrealized appreciation depreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	62,790,155
Class B	924,378
Class C	3,844,326
Class Z	47,872,601

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on December 1, 2012, the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended May 31, 2013 would have been approximately $120.1 million, $84.5 million, $75.2 million and $279.8 million, respectively.

Note 12. Significant Risks

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil

Annual Report 2013
47

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2013

money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
48

Columbia High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the period ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013
49

Columbia High Yield Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
U.S. Government Income, may be exempt from state taxation	0.00%

Annual Report 2013
50

Columbia High Yield Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
51

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
52

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
53

Columbia High Yield Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
54

Columbia High Yield Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
55

Columbia High Yield Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
56

Columbia High Yield Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
57

Columbia High Yield Bond Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
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Annual Report 2013
60

Columbia High Yield Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
61

Columbia High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN160_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia U.S. Government Mortgage Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia U.S. Government Mortgage Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia U.S. Government Mortgage Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	24
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Approval of Investment Management Services Agreement	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia U.S. Government Mortgage Fund

Performance Overview

Performance Summary

>  Columbia U.S. Government Mortgage Fund (the Fund) Class A shares returned 3.28% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund outperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which declined 0.03% during the same 12-month period.

>  The Fund's strong relative performance can be attributed primarily to effective security selection and to exposures to lower-coupon agency-issued mortgage-backed securities and non-agency mortgage-backed securities.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		3.28	6.71	5.11
Including sales charges		-1.62	5.67	4.59
Class B	02/14/02
Excluding sales charges		2.51	5.94	4.32
Including sales charges		-2.43	5.62	4.32
Class C	02/14/02
Excluding sales charges		2.50	5.94	4.32
Including sales charges		1.52	5.94	4.32
Class I*	03/04/04	3.65	7.12	5.46
Class K (formerly Class R4)	02/14/02	3.33	7.17	5.43
Class R4*	11/08/12	3.39	6.73	5.12
Class R5*	11/08/12	3.44	6.75	5.12
Class W*	06/18/12	3.63	6.73	5.09
Class Z*	09/27/10	3.53	6.90	5.20
Barclays U.S. Mortgage-Backed Securities Index		-0.03	5.03	4.82

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia U.S. Government Mortgage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance

At May 31, 2013, approximately 36% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 3.28% excluding sales charges. The Fund outperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which declined 0.03% during the same 12-month period. The Fund's strong relative performance can be attributed primarily to effective security selection and to exposure to lower coupon agency-issued mortgage-backed securities and non-agency mortgage-backed securities.

U.S. Mortgage Market Lost Modest Ground but Outpaced U.S. Treasuries

The U.S. mortgage market lost modest ground, but outpaced U.S. Treasury securities during the fiscal year as supported by quantitative easing, tight credit conditions and encouraging housing market data.

As the fiscal year began in the summer of 2012, economic data was weak, with gross domestic product (GDP) low, U.S. unemployment relatively high and the European sovereign debt crisis persistent. In September 2012, the Federal Reserve (the Fed) announced its third round of quantitative easing, dubbed QE3. As part of QE3, the Fed would purchase $65 billion of mortgage-backed securities each month via new purchases and reinvestment of paydowns. Such Fed purchases drove nominal mortgage-backed security spreads (yield differentials) between these securities and U.S. Treasuries, to an all-time tight level in September 2012. In the last months of the fiscal year, as the U.S. unemployment rate gradually declined and U.S. equities advanced, the market began to price in an eventual tapering of Fed purchases.

Another factor impacting the U.S. mortgage market was the Home Affordable Refinance Program (commonly referred to as HARP 2.0) run by the Federal Housing Finance Agency (FHFA). During the fiscal year, HARP 2.0 was successful in refinancing some borrowers considered to be underwater — those who owed more on their property than it was worth. The program's expiration was extended by two years, from December 31, 2013 to December 31, 2015. That said, the success of the program weighed on higher-coupon mortgage-backed securities originated before May 2009. Despite the idiosyncratic risks of HARP 2.0, overall credit conditions remained tight compared to historical standards for most borrowers. The Federal National Mortgage Association, commonly known as Fannie Mae, and the Federal Home Loan Mortgage Corporation, commonly known as Freddie Mac, raised guarantee fees in order to encourage private capital back to the market. Also, the Government National Mortgage Association, commonly known as Ginnie Mae, raised mortgage insurance premiums several times during the annual period. The average FICO score, or credit score, eligible for loans through these various government-sponsored enterprises did not move much lower, however, indicating the credit markets were still primarily available to well-qualified borrowers only. The tight

Portfolio Management

Jason Callan

Tom Heuer, CFA

Quality Breakdown (%) (at May 31, 2013)
AAA rating	84.5
AA rating	0.7
A rating	2.7
BBB rating	2.8
Non-investment grade	0.5
Not rated	8.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Breakdown (%) (at May 31, 2013)
Asset-Backed Securities — Non-Agency	3.8
Commercial Mortgage-Backed Securities — Agency	0.6
Commercial Mortgage-Backed Securities — Non-Agency	1.1
Money Market Funds	0.4
Options Purchased Puts	0.6
Residential Mortgage-Backed Securities — Agency	79.8
Residential Mortgage-Backed Securities — Non-Agency	12.0
Repurchase Agreements	1.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

credit conditions were favorable for mortgage-backed securities investors, as such conditions muted incentives for refinancing.

The U.S. housing market showed gains during the fiscal year, due primarily to strong investor demand and limited housing supply. New and existing home sales improved on a year-over-year basis. Such gains in the housing market provided a tailwind for non-agency and private label mortgage-backed securities that lack government guarantees.

Security Selection among Specified Mortgage Pools Boosted Performance

Contributing most positively to the Fund's strong relative results was security selection among specified mortgage pools. The Fund invested primarily in call-protected pools, which were generally pre-paid at a materially slower pace than the outstanding mortgage universe overall, adding incremental yield each month. These bonds also saw significant price appreciation versus the benchmark due to their superior prepayment protection. (Call protection is a feature of mortgage-backed securities designed to reduce the risk of an early prepayment of a loan or security.)

The Fund's strong relative performance can also be attributed to having exposure to lower coupon agency-issued mortgage-backed securities, which had the support of the Fed. These securities outperformed higher coupon mortgage-backed securities, which continued to be adversely impacted by HARP 2.0 as the program drove increased prepayment speeds on higher coupon mortgages.

The Fund's exposure to non-agency mortgage-backed securities added value, as this sector outpaced the benchmark during the fiscal year. Within this sector, the Fund was positioned primarily in high-quality investment-grade non-agency mortgage-backed securities that have a superior credit profile and that we believed offered an attractive risk-adjusted return profile.

Efforts to Protect Against Rising Interest Rates Detracted

The most significant detractor from the Fund's results was the hedging strategies we employed as we sought to protect the Fund's portfolio against rising interest rates. Such strategies detracted as rates remained stubbornly low for much of the fiscal year. Our focus, however, was on maximizing absolute total returns, generating strong relative returns and minimizing net asset value volatility.

Shifting Market Conditions Drove Portfolio Changes

As the fiscal year began, the Fund was overweight relative to the benchmark in lower-coupon agency-issued mortgage-backed securities. Such positioning was based on what we considered to be these securities' attractive valuations and lack of exposure to HARP 2.0. It was also our belief that the Fed would be supportive of lower coupon securities. After QE3 was announced in September 2012, we significantly decreased the Fund's exposure to lower-coupon mortgage-backed securities, as the Fed drove valuations on these securities to all time tight levels that same month. We simply felt valuations had tightened too far, too fast and that these levels would be unsustainable.

The Fund's portfolio turnover rate for the 12-month period was 576%. A significant portion of the turnover was the result of rolling-maturity mortgage

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Shares of this fund are not insured or guaranteed by the U.S. government.

Annual Report 2013
5

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Looking Ahead

In our current view, the U.S. mortgage market will likely continue to be focused on the Fed and its future exit strategy from its quantitative easing program. A key question at the end of the fiscal year was how the Fed may reduce its footprint without disrupting the broader economic recovery. At present, we believe the Fed will move slowly and remain supportive of both mortgage-backed securities and the U.S. housing markets.

Despite recent gains in housing, we expect mortgage credit conditions to remain tight due to uncertainty over the regulatory environment, specifically the potential impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Although private capital was showing modest signs of financing borrowers with strong credit profiles, Fannie Mae, Freddie Mac and Ginnie Mae remained, for the most part, the only avenue for most borrowers at the end of the fiscal year. There has been much discussion on how to reform and/or replace Fannie Mae and Freddie Mac, but we believe the long-term solution to this issue is still several years away.

Policy risk and headline risk do persist, as legislators contemplate changing the HARP expiration date and modifying other rules of the existing program and as uncertainty remains over whether the new nominated head of the FHFA will be confirmed by the Senate.

Even with all of this uncertainty, we believe valuations of mortgage-backed securities looked attractively priced at the end of the fiscal year, and the fundamental backdrop remained supportive for investors in mortgage-backed securities going forward.

Annual Report 2013
6

Columbia U.S. Government Mortgage Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.50	1,020.64	4.29	4.33	0.86
Class B	1,000.00	1,000.00	994.80	1,016.90	8.01	8.10	1.61
Class C	1,000.00	1,000.00	994.80	1,016.90	8.01	8.10	1.61
Class I	1,000.00	1,000.00	1,000.30	1,022.44	2.49	2.52	0.50
Class K	1,000.00	1,000.00	998.80	1,020.94	3.99	4.03	0.80
Class R4	1,000.00	1,000.00	999.60	1,021.89	3.04	3.07	0.61
Class R5	1,000.00	1,000.00	1,000.00	1,022.19	2.74	2.77	0.55
Class W	1,000.00	1,000.00	998.60	1,020.64	4.29	4.33	0.86
Class Z	1,000.00	1,000.00	999.70	1,021.89	3.04	3.07	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia U.S. Government Mortgage Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency(a) 110.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
01/01/42- 07/01/42	3.500%	118,721,410	123,411,512
03/01/41- 11/01/41	4.000%	38,210,942	40,574,092
07/01/39- 08/01/41	4.500%	47,656,494	51,724,747
11/01/17- 09/01/41	5.000%	80,234,811	87,166,847
01/01/30- 06/01/33	5.500%	21,631,512	23,359,514
04/01/33- 12/01/37	6.000%	23,815,387	26,168,146
12/01/16- 08/01/34	6.500%	1,404,871	1,563,594
04/01/17- 08/01/29	7.000%	118,719	126,530
06/01/15	7.500%	81,463	84,285
10/01/17- 06/01/31	8.000%	241,670	278,297
01/01/20	10.500%	15,955	16,037
Federal Home Loan Mortgage Corp.(b)(c) CMO Series 4119 Class SP 10/15/42	2.458%	6,321,594	5,604,733
Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series 3913 Class SW 09/15/40	6.401%	11,990,549	2,430,932
CMO IO STRIPS Series 277 Class S6 09/15/42	5.851%	38,697,051	9,759,508
CMO IO STRIPS Series 281 Class S1 10/15/42	5.801%	32,252,793	8,609,496
CMO IO Series 2471 Class SI 03/15/32	7.751%	99,267	24,301
CMO IO Series 276 Class S5 09/15/42	5.801%	18,664,148	4,531,327
CMO IO Series 2957 Class SW 04/15/35	5.801%	5,419,687	876,935
CMO IO Series 3122 Class IS 03/15/36	6.501%	11,239,212	1,679,758
CMO IO Series 3280 Class SI 02/15/37	6.241%	5,122,190	731,975
CMO IO Series 3453 Class W 12/15/32	7.192%	14,105,653	2,813,353
CMO IO Series 3550 Class EI 07/15/39	6.201%	20,078,916	3,851,638
CMO IO Series 3630 Class AI 03/15/17	1.931%	834,849	24,796
CMO IO Series 3708 Class SA 05/15/40	6.251%	4,936,143	849,928
CMO IO Series 3761 Class KS 06/15/40	5.801%	4,061,325	553,782
CMO IO Series 3922 Class SH 09/15/41	5.701%	32,057,821	6,511,440
CMO IO Series 3984 Class QS 12/15/39	6.401%	19,730,204	3,768,001

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4066 Class SC 12/15/38	6.451%	26,154,660	6,059,943
CMO IO Series 4068 Class GI 09/15/36	2.324%	34,643,949	2,143,095
CMO IO Series 4091 Class SH 08/15/42	6.351%	40,159,040	10,592,312
CMO IO Series 4093 Class SD 01/15/38	6.501%	23,037,263	5,888,451
CMO IO Series 4094 Class SY 08/15/42	5.881%	24,859,881	6,446,418
CMO IO Series 4102 Class TS 09/15/42	6.401%	29,665,228	7,900,025
CMO IO Series 4102 Class YS 09/15/42	6.401%	17,939,875	5,200,592
CMO IO Series 4107 Class KS 06/15/38	1.906%	25,022,878	2,052,955
Federal Home Loan Mortgage Corp.(b)(d) CMO IO Series 2639 Class UI 03/15/22	5.000%	107,317	3,500
CMO IO Series 3759 Class LI 11/15/34	4.000%	9,006,941	485,273
CMO IO Series 3786 Class PI 12/15/37	4.500%	10,507,497	1,148,766
CMO IO Series 3800 Class HI 01/15/40	4.500%	9,515,105	1,533,855
CMO IO Series 3807 Class NI 11/15/35	4.500%	31,062,544	3,532,752
CMO IO Series 3907 Class AI 05/15/40	5.000%	27,804,591	6,493,834
CMO IO Series 4120 Class AI 11/15/39	3.500%	17,860,868	3,493,257
CMO IO Series 4121 Class IA 01/15/41	3.500%	15,393,767	3,295,141
CMO IO Series 4139 Class CI 05/15/42	3.500%	9,999,564	1,869,981
CMO IO Series 4148 Class BI 02/15/41	4.000%	13,123,806	2,449,431
Federal Home Loan Mortgage Corp.(b)(d)(e) CMO IO Series 304 Class C69 12/15/42	4.000%	10,424,409	2,553,980
Federal Home Loan Mortgage Corp.(b)(f) 06/01/43	3.500%	25,000,000	25,820,312
06/01/43	4.000%	10,000,000	10,512,500
Federal National Mortgage Association(b) 05/01/27	2.500%	25,767,541	26,359,665
02/01/27- 12/01/42	3.000%	141,790,089	147,549,445
10/01/14	3.380%	2,369,639	2,425,764
03/01/42- 12/01/42	3.500%	174,181,722	180,948,769
11/01/40- 11/01/42	4.000%	157,361,674	167,716,628
06/01/25- 09/01/41	4.500%	195,020,845	212,837,178

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/18- 09/01/41	5.000%	187,029,337	204,753,540
03/01/23- 04/01/41	5.500%	60,298,243	66,717,193
03/01/17- 09/01/38	6.000%	15,432,192	17,004,325
08/01/16- 10/01/37	6.500%	18,939,392	21,640,708
06/01/31- 01/01/33	7.000%	3,000,635	3,474,598
01/01/17- 09/01/28	7.500%	380,338	437,545
11/01/15- 04/01/25	8.000%	228,868	254,339
11/01/37	8.500%	48,923	56,299
10/01/31	9.500%	91,675	99,280
Federal National Mortgage Association(b)(c)(d) CMO IO Series 2003-117 Class KS 08/25/33	6.907%	10,970,554	1,262,764
CMO IO Series 2005-57 Class NI 07/25/35	6.507%	7,339,626	1,179,004
CMO IO Series 2005-99 Class AI 12/25/35	6.457%	23,506,995	4,142,128
CMO IO Series 2006-115 Class EI 12/25/36	6.447%	26,129,005	4,773,079
CMO IO Series 2006-5 Class N1 08/25/34	2.159%	25,450,489	1,541,727
CMO IO Series 2006-5 Class N2 02/25/35	2.162%	98,077,863	7,228,084
CMO IO Series 2006-8 Class PS 03/25/36	6.407%	14,278,336	2,724,456
CMO IO Series 2007-5 Class SC 02/25/37	5.917%	2,493,945	338,359
CMO IO Series 2007-54 Class DI 06/25/37	5.907%	33,258,695	5,498,747
CMO IO Series 2012-108 Class S 10/25/42	5.807%	35,603,945	8,227,716
CMO IO Series 2012-51 Class SA 05/25/42	6.307%	24,191,252	6,605,753
CMO IO Series 2012-80 Class AS 02/25/39	5.857%	33,020,753	7,430,518
CMO IO Series 2012-80 Class DS 06/25/39	6.457%	13,026,750	2,930,061
CMO IO Series 2012-87 Class NS 02/25/39	5.857%	20,341,817	4,691,317
CMO IO Series 2012-87 SQ 08/25/42	6.107%	8,471,271	2,416,162
CMO IO Series 2012-89 Class SD 04/25/39	5.857%	20,406,704	4,686,618
CMO IO Series 2013-11 Class SC 02/25/40	6.007%	15,358,295	3,538,467
CMO IO Series 2013-13 Class SA 03/25/43	5.957%	25,843,896	6,315,917
Federal National Mortgage Association(b)(d) CMO IO Series 2003-119 Class GI 12/25/33	4.500%	201,973	45,521

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2009-7 Class LI 02/25/39	7.000%	8,321,912	2,371,314
CMO IO Series 2011-142 Class CI 07/25/41	5.500%	27,287,127	3,718,089
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	54,895,394	10,616,401
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	10,222,810	1,797,865
CMO IO Series 2012-134 Class AI 07/25/40	3.500%	37,362,986	7,585,904
CMO IO Series 2012-144 Class HI 07/25/42	3.500%	8,931,091	1,713,266
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	23,346,724	4,261,597
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	8,929,319	2,217,906
CMO IO Series 2013-1 Class BI 02/25/40	3.500%	7,426,564	1,257,123
CMO IO Series 2013-16 Class IO 01/25/40	3.500%	24,532,701	5,185,882
Federal National Mortgage Association(b)(f) 07/01/27- 06/01/28	2.500%	252,500,000	257,197,451
06/01/43- 07/01/43	3.000%	571,250,000	573,318,750
02/01/41	4.000%	279,073	300,423
06/01/28	4.000%	6,500,000	6,900,410
Federal National Mortgage Association(b)(g) 01/01/41	4.000%	18,324,470	19,686,291
05/01/33	5.500%	1,713,454	1,897,477
07/01/17- 06/01/29	6.000%	2,532,530	2,808,833
12/01/28- 06/01/31	7.000%	899,896	1,027,240
Government National Mortgage Association(b) 04/20/28	2.500%	29,822,280	30,605,294
09/15/33- 08/20/40	5.000%	41,757,425	45,857,184
12/15/32- 11/20/41	6.000%	21,146,126	23,353,930
12/15/31- 02/15/32	6.500%	348,411	399,751
03/15/30	7.000%	44,171	52,131
11/15/14	8.000%	951	954
Government National Mortgage Association(b)(c)(d) CMO IO Series 2004-32 Class HS 05/16/34	6.402%	4,246,443	862,351
CMO IO Series 2012-41 Class SA 03/20/42	6.402%	15,222,844	3,717,154
CMO IO Series 2012-48 Class SA 04/16/42	6.452%	23,326,266	5,213,458
CMO IO Series 2012-75 Class SA 06/20/42	5.852%	16,799,516	4,331,050
CMO IO Series 2012-94 Class SB 07/20/42	6.402%	36,441,002	10,520,091

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Residential Mortgage-Backed Securities — Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)(d) CMO IO Series 2010-116 Class IL 06/20/38	4.500%	7,950,840	803,983
CMO IO Series 2010-133 Class QI 09/16/34	4.000%	18,784,042	1,238,776
CMO IO Series 2010-152 Class KI 07/20/36	4.000%	15,592,732	1,287,743
CMO IO Series 2010-165 Class IL 08/20/36	4.000%	7,615,143	651,057
CMO IO Series 2010-167 Class GI 02/20/38	4.000%	7,298,080	864,775
CMO IO Series 2012-121 Class PI 09/16/42	4.500%	16,127,959	2,790,290
CMO IO Series 2012-129 Class AI 08/20/37	3.000%	20,991,474	3,152,972
CMO IO Series 2012-148 Class IP 04/20/41	3.500%	8,546,024	1,405,636
CMO IO Series 2012-41 Class IP 08/20/41	4.000%	27,698,962	5,250,840
CMO IO Series 2012-94 Class BI 05/20/37	4.000%	21,613,569	3,213,892
Government National Mortgage Association(b)(f) 06/01/43	3.000%	40,000,000	40,723,436
06/01/43	4.000%	8,000,000	8,490,625
Vendee Mortgage Trust(b)(c)(d) CMO IO Series 1998-1 Class 2IO 03/15/28	0.399%	3,048,816	18,046
CMO IO Series 1998-3 Class IO 03/15/29	0.248%	3,716,172	12,809
Total Residential Mortgage-Backed Securities — Agency (Cost: $2,744,142,933)			2,743,104,001
Residential Mortgage-Backed Securities — Non-Agency 16.5%
ASG Resecuritization Trust(b)(f)(h) 05/17/33	1.500%	7,509,000	7,509,000
American General Mortgage Loan Trust(b)(c)(h) CMO Series 2010-1A Class A1 03/25/58	5.150%	15,959,624	16,236,354
CMO Series 2010-1A Class A3 03/25/58	5.650%	12,000,000	12,611,520
CMO Series 2010-1A Class A4 03/25/58	5.650%	8,000,000	8,467,400
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(h) 05/25/47	4.000%	16,451,634	16,806,364
BCAP LLC Trust(b)(c)(h) CMO Series 2013-RR4 Class 2A1 05/26/47	2.991%	4,674,994	4,771,327

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-RR5 Class 6A1 02/26/37	2.897%	13,972,633	14,292,047
CMO Series 2010-RR12 Class 3A7 08/26/37	5.000%	5,763,000	6,023,764
Series 2012-RR10 Class 2A1 09/26/36	5.990%	11,424,568	11,747,963
Series 2013-RR1 Class 10A1 10/26/36	3.000%	15,050,365	15,291,426
BCAP LLC Trust(b)(c)(e)(h) 05/15/18	2.520%	15,326,000	15,148,831
05/15/18	4.516%	14,469,000	14,446,428
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(h) 08/27/37	6.000%	2,718,458	2,867,747
Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(c)(h) 10/03/39	0.458%	7,259,056	7,080,497
Banc of America Funding Trust CMO Series 2012-R4 Class A(b)(c)(h) 03/04/39	0.458%	8,615,102	8,438,509
Baron Capital Enterprises, Inc.(b)(c)(h) 07/26/36	2.596%	8,076,177	8,249,096
Bayview Opportunity Master Fund Trust IIB LP(b)(c)(h) CMO Series 2012-6NPL Class A 01/28/33	2.981%	6,716,353	6,770,084
Series 2012-4NPL Class A 07/28/32	3.475%	2,174,646	2,181,723
Castle Peak Loan Trust(b)(c)(h) CMO Series 2012-1A Class A2 05/25/52	8.440%	17,200,000	16,856,000
Castle Peak Loan Trust(b)(h) CMO Series 2012-1A Class A1 05/25/52	5.000%	11,835,587	11,835,587
Cendant Mortgage Corp. Pass-Through Certificates CMO Series 2003-9 Class 2A1(b)(c) 11/25/18	4.834%	412,068	414,518
Chase Mortgage Finance Corp. CMO Series 2003-S13 Class A9(b) 11/25/33	6.000%	1,117,173	1,121,303
Citicorp Mortgage Securities, Inc. Pass-Through Certificates CMO Series 2005-8 Class 1A3(b) 11/25/35	5.500%	1,205,556	1,207,922
Citigroup Mortgage Loan Trust, Inc.(b)(c)(h) CMO Series 2009-10 Class 1A2 09/25/33	2.429%	1,191,958	1,038,321
CMO Series 2009-11 Class 1A2 02/25/37	2.873%	710,201	605,320
CMO Series 2009-3 Class 4A3 10/25/33	2.503%	1,445,000	1,255,194
CMO Series 2009-9 Class 1A3 04/25/34	4.964%	2,489,441	2,253,482

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-7 Class 3A4 12/25/35	6.632%	3,000,000	3,064,270
CMO Series 2013-5 Class 3A1 08/25/37	2.844%	11,416,000	11,423,135
Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2009-12 Class 1A2 11/25/35	5.750%	1,011,587	999,424
CMO Series 2009-4 Class 10A2 02/25/36	5.500%	2,019,061	1,971,878
CMO Series 2010-8 Class 5A6 11/25/36	4.000%	12,127,961	12,505,543
Countrywide Asset-Backed Certificates CMO Series 2005-IM1 Class A2(b)(c) 11/25/35	0.473%	3,153,696	3,151,880
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2002-31 Class A1(b) 01/25/33	5.750%	1,559,435	1,607,064
Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2012-6R Class 1A1 11/26/37	5.978%	4,138,264	4,066,828
Credit Suisse Mortgage Capital Certificates(b)(c)(h) CMO Series 2009-2R Class 1A16 09/26/34	2.627%	20,000,000	19,166,000
CMO Series 2013-2R Class 1A5 05/27/36	4.635%	5,818,000	5,649,505
Series 2012-11 Class 3A2 06/29/47	1.198%	9,499,870	8,793,317
Credit Suisse Mortgage Capital Certificates(b)(h) CMO Series 2009-12R Class 11A1 08/27/37	6.000%	4,644,186	4,873,562
CMO Series 2009-12R Class 14A1 11/27/35	5.500%	108,869	109,903
Series 2012-11R Class 1A1 10/29/46	2.000%	43,626,202	43,667,124
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(b) 04/25/33	5.500%	676,417	685,986
JPMorgan Resecuritization Trust CMO Series 2009-3 Class 1A2(b)(c)(h) 02/26/35	2.611%	1,449,242	960,627
Jefferies & Co., Inc. CMO Series 2010-R4 Class 2A2(b)(h) 10/26/35	5.500%	2,852,628	2,928,763
Morgan Stanley Re-Remic Trust CMO Series 2010-R6 Class 1A(b)(c)(h) 02/26/37	2.611%	14,121,890	14,423,622
NRPL Trust Series 2013-1A Class A(b)(c)(h) 08/25/57	4.000%	16,305,863	16,274,882

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PennyMac Loan Trust(b)(c)(h) Series 2011-NPL1 Class A 09/25/51	5.250%	1,236,294	1,234,714
Series 2012-NPL1 Class A 05/28/52	3.422%	6,083,551	6,048,374
RBSSP Resecuritization Trust(b)(c)(h) CMO Series 2009-12 Class 9A1 03/25/36	2.810%	3,668,752	3,664,158
CMO Series 2010-9 Class 5A1 10/26/35	2.470%	6,273,381	6,447,292
RBSSP Resecuritization Trust(b)(c)(h) CMO Series 2012-5 Class 2A1 10/26/36	5.750%	7,753,671	7,862,707
RBSSP Resecuritization Trust(b)(h) CMO Series 2009-1 Class 4A1 10/26/35	5.500%	114,764	115,482
WaMu Mortgage Pass-Through Certificates CMO Series 2004-AR3 Class A2(b)(c) 06/25/34	2.464%	8,535,949	8,687,026
Wells Fargo Mortgage-Backed Securities Trust(b) CMO Series 2005-12 Class 1A3 11/25/35	5.500%	2,363,882	2,376,717
CMO Series 2005-14 Class 2A1 12/25/35	5.500%	232,761	240,299
CMO Series 2005-18 Class 2A6 01/25/36	5.500%	1,219,474	1,222,022
Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2004-Q Class 1A2 09/25/34	2.615%	2,104,781	2,168,139
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $390,034,418)			411,917,970
Commercial Mortgage-Backed Securities — Agency 0.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K001 Class A2(b)(c) 04/25/16	5.651%	940,705	1,037,577
Federal National Mortgage Association(b) 10/01/19	4.430%	4,770,669	5,388,220
10/01/19	4.420%	4,203,989	4,745,939
01/01/20	4.570%	1,074,411	1,222,233
01/01/20	4.600%	1,767,762	2,013,556
05/01/24	5.030%	3,455,086	3,919,513
Series 2010-M4 Class A1 06/25/20	2.520%	1,902,928	1,973,394
Total Commercial Mortgage-Backed Securities — Agency (Cost: $18,100,956)			20,300,432

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency 1.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(b)(c)(d) 12/15/30	0.845%	915,664	12,165
Morgan Stanley Capital I, Inc. Series 2003-IQ6 Class A4(b) 12/15/41	4.970%	2,169,735	2,195,887
Motel 6 Trust Series 2012-MTL6 Class A1(b)(h) 10/05/25	1.500%	6,768,326	6,747,141
ORES NPL LLC Series 2012-LV1 Class A(b)(h) 09/25/44	4.000%	7,015,665	7,028,529
RIAL(b)(h) 05/22/28	2.833%	6,000,000	6,000,000
S2 Hospitality LLC Series 2012-LV1 Class A(b)(h) 04/15/25	4.500%	5,801,567	5,796,032
SMA 1 LLC Series 2012-LV1 Class A(b)(h) 08/20/25	3.500%	8,326,096	8,362,542
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $36,203,987)			36,142,296
Asset-Backed Securities — Non-Agency 5.2%
Aames Mortgage Investment Trust Series 2005-3 Class A2(c)(h) 08/25/35	0.453%	6,802,790	6,631,986
American Credit Acceptance Receivables Trust(h) Series 2012-2 Class A 07/15/16	1.890%	6,747,622	6,790,526
Series 2012-3 Class A 11/15/16	1.640%	8,765,986	8,779,181
Carlyle Global Market Strategies Series 2013-1A Class B(c)(h) 02/14/25	3.390%	6,300,000	6,347,439
Castle Peak Loan Trust CMO Series 2011-1 Class 1A(h) 06/25/49	7.125%	4,610,527	4,610,527
Credit Suisse Commercial Mortgage Trust CMO Series 2009-13R Class 5A1(c)(h) 01/26/35	0.713%	24,786,300	24,348,795
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(c)(h) 04/26/37	0.330%	397,392	395,290

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust Series 2012-2A Class B(h) 12/15/17	2.220%	3,050,000	3,062,486
MASTR Asset-Backed Securities Trust Series 2005-FRE1 Class A4(c) 10/25/35	0.443%	142,496	140,085
Nomad CLO Ltd. Series 2013-1A Class B(c)(h) 01/15/25	3.230%	10,000,000	10,043,000
RAAC Series Series 2006-RP2 Class A(c)(h)
02/25/37	0.443%	6,128,302	5,892,062
SpringCastle America Funding LLC Series 2013-1A Class A(h) 04/03/21	3.750%	33,133,000	33,157,240
Structured Asset Investment Loan Trust Series 2004-7 Class A7(c) 08/25/34	1.033%	20,065,102	19,804,978
Total Asset-Backed Securities — Non-Agency (Cost: $127,978,134)			130,003,595
Options Purchased Puts 0.8%

Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
Put - OTC 2-Year Interest Rate Swap(i)	1	2.10	11/28/14	223,321
Put - OTC 2-Year Interest Rate Swap(i)	1	2.50	01/26/15	234,540
Put - OTC 3-Year Interest Rate Swap(i)	1	2.25	03/06/15	1,075,095
Put - OTC 3-Year Interest Rate Swap(i)	1	2.25	11/02/15	6,966,600
Put - OTC 5-Year Interest Rate Swap(i)	1	3.00	05/17/17	3,974,100
Put - OTC 5-Year Interest Rate Swap(i)	1	2.75	05/31/17	6,895,020
Put - OTC 5-Year Interest Rate Swap(i)	1	4.00	08/17/17	1,257,345
Total Options Purchased Puts (Cost: $18,436,200)				20,626,021

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Money Market Funds 0.6%

		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(j)(k)		13,704,680	13,704,680
Total Money Market Funds (Cost: $13,704,680)			13,704,680
Repurchase Agreements
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage 2.4%
TD Securities (USA) LLC dated 05/31/13, matures 06/03/13 repurchase price $60,000,400 (collateralized by various U.S. Treasury and/or Agency securities - total market value of $61,200,042) 06/03/13	0.080%	60,000,000	60,000,000
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $60,000,000)			60,000,000
Total Investments (Cost: $3,408,601,308)			3,435,798,995
Other Assets & Liabilities, Net			(944,287,080)
Net Assets			2,491,511,915

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(100)	(22,014,063)	September 2013	4,537	—
U.S. Treasury Note, 5-year	(790)	(96,707,108)	September 2013	87,810	—
U.S. Treasury Note, 10-year	(1,939)	(250,555,156)	September 2013	655,320	—
Total				747,667	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments

(a)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2013:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 06/01/43 3.500%	10,750,000	06/13/13	11,379,883	11,131,709
06/01/43 4.000%	58,000,000	06/13/13	61,862,891	61,131,095
06/01/43 5.000%	67,000,000	06/13/13	72,333,828	72,257,932

(b)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)  Variable rate security.

(d)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2013, the value of these securities amounted to $32,149,239, which represents 1.29% of net assets.

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  At May 31, 2013, investments in securities included securities valued at $5,268,604 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $528,961,042 or 21.23% of net assets.

(i)  Purchased swaptions outstanding at May 31, 2013:

Purchased Swaption Contracts Outstanding at May 31, 2013

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.10	November 28, 2016	92,000,000	1,205,200	223,321
Put - OTC 2-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.50	January 28, 2017	100,000,000	657,500	234,540
Put - OTC 3-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.25	March 10, 2018	150,000,000	2,321,250	1,075,095
Put - OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.25	November 4, 2018	500,000,000	4,745,000	6,966,600
Put - OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.00	May 17, 2022	100,000,000	3,516,000	3,974,100
Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.75	June 2, 2022	150,000,000	4,890,000	6,895,020
Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.00	August 21, 2022	50,000,000	1,101,250	1,257,345
Total							18,436,200	20,626,021

(j)  The rate shown is the seven-day current annualized yield at May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	116,505,539	1,880,998,989	(1,983,799,848)	13,704,680	146,558	13,704,680

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	2,740,550,021	2,553,980	2,743,104,001
Residential Mortgage-Backed Securities — Non-Agency	—	232,342,787	179,575,183	411,917,970
Commercial Mortgage-Backed Securities — Agency	—	20,300,432	—	20,300,432
Commercial Mortgage-Backed Securities — Non-Agency	—	30,142,296	6,000,000	36,142,296
Asset-Backed Securities — Non-Agency	—	109,002,629	21,000,966	130,003,595
Total Bonds	—	3,132,338,165	209,130,129	3,341,468,294
Short-Term Securities
Repurchase Agreements	—	60,000,000	—	60,000,000
Total Short-Term Securities	—	60,000,000	—	60,000,000
Other
Options Purchased Puts	—	20,626,021	—	20,626,021
Money Market Funds	13,704,680	—	—	13,704,680
Total Other	13,704,680	20,626,021	—	34,330,701
Investments in Securities	13,704,680	3,212,964,186	209,130,129	3,435,798,995
Forward Sale Commitments Liability	—	(144,520,736)	—	(144,520,736)
Derivatives
Assets
Futures Contracts	747,667	—	—	747,667
Total	14,452,347	3,068,443,450	209,130,129	3,292,025,926

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Asset-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency	Total ($)
Balance as of May 31, 2012	—	117,569,397	—	9,646,484	127,215,881
Accrued discounts/premiums	(73,765)	11,446	—	(9,436)	(71,755)
Realized gain (loss)	—	2,438,760	—	—	2,438,760
Change in unrealized appreciation (depreciation)(a)	(23,505)	(1,829,589)	—	127,560	(1,725,534)
Sales	—	(47,264,616)	—	4,982,096	(42,282,520)
Purchases	2,651,250	108,649,785	6,000,000	6,254,262	123,555,297
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of May 31, 2013	2,553,980	179,575,183	6,000,000	21,000,966	209,130,129

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2013 was $325,333, which is comprised of Residential Mortgage-Backed Securities — Agency of $(23,505) and Residential Mortgage-Backed Securities — Non-Agency of $221,278 and Asset-Backed Securities — Non-agency of $127,560.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,334,896,628)	$3,362,094,315
Repurchase agreements (identified cost $60,000,000)	60,000,000
Affiliated issuers (identified cost $13,704,680)	13,704,680
Total investments (identified cost $3,408,601,308)	3,435,798,995
Receivable for:
Investments sold	414,850,127
Investments sold on a delayed delivery basis	549,822,184
Capital shares sold	4,543,037
Dividends	5,798
Interest	11,446,898
Variation margin on futures contracts	660,137
Expense reimbursement due from Investment Manager	4,370
Prepaid expenses	1,353
Trustees' deferred compensation plan	80,542
Total assets	4,417,213,441
Liabilities
Forward sale commitments, at value (proceeds receivable $145,576,602)	144,520,736
Disbursements in excess of cash	22,536
Payable for:
Investments purchased	262,173,000
Investments purchased on a delayed delivery basis	1,504,544,826
Capital shares purchased	10,336,094
Dividend distributions to shareholders	3,566,402
Investment management fees	28,808
Distribution and/or service fees	7,114
Transfer agent fees	259,475
Administration fees	4,321
Plan administration fees	18
Compensation of board members	69,989
Other expenses	87,665
Trustees' deferred compensation plan	80,542
Total liabilities	1,925,701,526
Net assets applicable to outstanding capital stock	$2,491,511,915
Represented by
Paid-in capital	$2,477,442,128
Excess of distributions over net investment income	(12,004,369)
Accumulated net realized loss	(2,927,064)
Unrealized appreciation (depreciation) on:
Investments	27,197,687
Forward sale commitments	1,055,866
Futures contracts	747,667
Total — representing net assets applicable to outstanding capital stock	$2,491,511,915

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$729,893,493
Shares outstanding	131,188,968
Net asset value per share	$5.56
Maximum offering price per share(a)	$5.84
Class B
Net assets	$5,775,154
Shares outstanding	1,037,382
Net asset value per share	$5.57
Class C
Net assets	$68,017,255
Shares outstanding	12,207,080
Net asset value per share	$5.57
Class I
Net assets	$789,766,309
Shares outstanding	142,050,001
Net asset value per share	$5.56
Class K(b)
Net assets	$83,338
Shares outstanding	15,004
Net asset value per share	$5.55
Class R4
Net assets	$180,545
Shares outstanding	32,475
Net asset value per share	$5.56
Class R5
Net assets	$505,921
Shares outstanding	91,011
Net asset value per share	$5.56
Class W
Net assets	$10,367,415
Shares outstanding	1,859,616
Net asset value per share	$5.58
Class Z
Net assets	$886,922,485
Shares outstanding	159,533,320
Net asset value per share	$5.56

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia U.S. Government Mortgage Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$146,558
Interest	63,913,426
Total income	64,059,984
Expenses:
Investment management fees	10,141,134
Distribution and/or service fees
Class A	1,739,865
Class B	69,354
Class C	565,395
Class W(a)	24,301
Transfer agent fees
Class A	1,255,103
Class B	12,299
Class C	103,968
Class K(b)	41
Class R4(c)	24
Class R5(c)	43
Class W(a)	18,062
Class Z	1,546,437
Administration fees	1,521,599
Plan administration fees
Class K(b)	206
Compensation of board members	62,355
Custodian fees	77,813
Printing and postage fees	160,955
Registration fees	243,454
Professional fees	59,498
Other	43,788
Total expenses	17,645,694
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,366,274)
Expense reductions	(11,056)
Total net expenses	16,268,364
Net investment income	47,791,620
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	54,122,777
Futures contracts	488,998
Net realized gain	54,611,775
Net change in unrealized appreciation (depreciation) on:
Investments	(34,051,902)
Forward sale commitments	890,391
Futures contracts	1,968,744
Net change in unrealized appreciation (depreciation)	(31,192,767)
Net realized and unrealized gain	23,419,008
Net increase in net assets resulting from operations	$71,210,628

(a) Class W shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)(b)	Year Ended May 31, 2012
Operations
Net investment income	$47,791,620	$37,424,219
Net realized gain	54,611,775	23,126,278
Net change in unrealized appreciation (depreciation)	(31,192,767)	22,329,136
Net increase in net assets resulting from operations	71,210,628	82,879,633
Distributions to shareholders
Net investment income
Class A	(17,768,072)	(16,294,951)
Class B	(126,290)	(223,355)
Class C	(1,020,663)	(435,390)
Class I	(23,133,836)	(16,827,422)
Class K(c)	(2,156)	(2,069)
Class R4	(228)	—
Class R5	(1,584)	—
Class W	(250,480)	—
Class Z	(24,542,160)	(4,679,196)
Net realized gains
Class A	(14,085,364)	(1,964,435)
Class B	(136,998)	(33,269)
Class C	(1,234,803)	(67,446)
Class I	(15,753,033)	(2,083,667)
Class K(c)	(1,597)	(228)
Class R4	(48)	—
Class R5	(48)	—
Class W	(227,304)	—
Class Z	(19,362,680)	(331,605)
Total distributions to shareholders	(117,647,344)	(42,943,033)
Increase (decrease) in net assets from capital stock activity	717,138,444	957,550,011
Proceeds from regulatory settlements (Note 6)	—	3,313
Total increase in net assets	670,701,728	997,489,924
Net assets at beginning of year	1,820,810,187	823,320,263
Net assets at end of year	$2,491,511,915	$1,820,810,187
Excess of distributions over net investment income	$(12,004,369)	$(110,300)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)(b)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	58,144,859	330,089,371	30,269,740	168,080,491
Distributions reinvested	4,813,465	27,183,844	2,538,680	14,060,609
Redemptions	(41,160,737)	(232,256,692)	(18,490,339)	(102,497,316)
Net increase	21,797,587	125,016,523	14,318,081	79,643,784
Class B shares
Subscriptions	204,812	1,170,761	199,356	1,103,519
Distributions reinvested	35,575	201,188	33,422	184,976
Redemptions(c)	(710,452)	(4,024,514)	(1,656,556)	(9,125,597)
Net decrease	(470,065)	(2,652,565)	(1,423,778)	(7,837,102)
Class C shares
Subscriptions	9,312,305	53,159,375	4,150,487	23,087,053
Distributions reinvested	321,308	1,816,215	62,795	348,680
Redemptions	(3,222,574)	(18,177,186)	(1,096,568)	(6,091,092)
Net increase	6,411,039	36,798,404	3,116,714	17,344,641
Class I shares
Subscriptions	18,740,945	106,804,276	105,638,513	584,045,253
Distributions reinvested	6,886,161	38,886,336	3,410,662	18,910,701
Redemptions	(14,909,172)	(84,118,200)	(18,225,449)	(100,965,895)
Net increase	10,717,934	61,572,412	90,823,726	501,990,059
Class K shares(d)
Subscriptions	140	792	4,774	26,433
Distributions reinvested	643	3,623	355	1,965
Redemptions	(3)	(15)	(4,021)	(22,199)
Net increase	780	4,400	1,108	6,199
Class R4 shares
Subscriptions	33,513	187,375	—	—
Distributions reinvested	35	193	—	—
Redemptions	(1,073)	(6,000)	—	—
Net increase	32,475	181,568	—	—
Class R5 shares
Subscriptions	112,551	630,140	—	—
Distributions reinvested	277	1,548	—	—
Redemptions	(21,817)	(121,526)	—	—
Net increase	91,011	510,162	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)(b)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	2,545,131	14,546,837	—	—
Distributions reinvested	84,376	477,677	—	—
Redemptions	(769,891)	(4,331,176)	—	—
Net increase	1,859,616	10,693,338	—	—
Class Z shares
Subscriptions	176,023,324	1,001,820,208	72,229,162	401,777,835
Distributions reinvested	2,674,680	15,079,396	156,771	872,881
Redemptions	(94,541,278)	(531,885,402)	(6,517,985)	(36,248,286)
Net increase	84,156,726	485,014,202	65,867,948	366,402,430
Total net increase	124,597,103	717,138,444	172,703,799	957,550,011

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.63		$5.46		$5.16		$4.77		$4.99
Income from investment operations:
Net investment income	0.10		0.16		0.17		0.25		0.21
Net realized and unrealized gain (loss)	0.08		0.19		0.34		0.37		(0.18)
Total from investment operations	0.18		0.35		0.51		0.62		0.03
Less distributions to shareholders:
Net investment income	(0.14)		(0.16)		(0.21)		(0.23)		(0.21)
Net realized gains	(0.11)		(0.02)		—		—		(0.04)
Total distributions to shareholders	(0.25)		(0.18)		(0.21)		(0.23)		(0.25)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$5.56		$5.63		$5.46		$5.16		$4.77
Total return	3.28%		6.55%		10.10%		13.32%		0.79%
Ratios to average net assets(b)
Total gross expenses	0.94%		0.92%		0.98%		1.09%		1.08%
Total net expenses(c)	0.86	%(d)	0.85	%(d)	0.87%		0.89%		0.89%
Net investment income	1.81%		2.83%		3.16%		4.98%		4.51%
Supplemental data
Net assets, end of period (in thousands)	$729,893		$616,112		$519,454		$80,371		$78,940
Portfolio turnover	576	%(e)	545	%(e)	465	%(e)	519	%(e)	431	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285%, 253%, 246% and 162% for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.64		$5.47		$5.16		$4.77		$4.99
Income from investment operations:
Net investment income	0.06		0.12		0.13		0.21		0.18
Net realized and unrealized gain (loss)	0.08		0.19		0.35		0.37		(0.18)
Total from investment operations	0.14		0.31		0.48		0.58		—
Less distributions to shareholders:
Net investment income	(0.10)		(0.12)		(0.17)		(0.19)		(0.18)
Net realized gains	(0.11)		(0.02)		—		—		(0.04)
Total distributions to shareholders	(0.21)		(0.14)		(0.17)		(0.19)		(0.22)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$5.57		$5.64		$5.47		$5.16		$4.77
Total return	2.51%		5.73%		9.45%		12.46%		0.03%
Ratios to average net assets(b)
Total gross expenses	1.68%		1.68%		1.81%		1.85%		1.84%
Total net expenses(c)	1.61	%(d)	1.60	%(d)	1.65%		1.65%		1.65%
Net investment income	1.07%		2.09%		2.43%		4.18%		3.75%
Supplemental data
Net assets, end of period (in thousands)	$5,775		$8,495		$16,024		$17,619		$24,177
Portfolio turnover	576	%(e)	545	%(e)	465	%(e)	519	%(e)	431	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285%, 253%, 246% and 162% for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.64		$5.47		$5.16		$4.77		$4.99
Income from investment operations:
Net investment income	0.06		0.11		0.14		0.21		0.18
Net realized and unrealized gain (loss)	0.08		0.20		0.34		0.37		(0.18)
Total from investment operations	0.14		0.31		0.48		0.58		—
Less distributions to shareholders:
Net investment income	(0.10)		(0.12)		(0.17)		(0.19)		(0.18)
Net realized gains	(0.11)		(0.02)		—		—		(0.04)
Total distributions to shareholders	(0.21)		(0.14)		(0.17)		(0.19)		(0.22)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$5.57		$5.64		$5.47		$5.16		$4.77
Total return	2.50%		5.73%		9.46%		12.47%		0.03%
Ratios to average net assets(b)
Total gross expenses	1.69%		1.67%		1.79%		1.85%		1.83%
Total net expenses(c)	1.61	%(d)	1.60	%(d)	1.64%		1.65%		1.65%
Net investment income	1.00%		2.03%		2.55%		4.27%		3.76%
Supplemental data
Net assets, end of period (in thousands)	$68,017		$32,691		$14,661		$5,217		$4,090
Portfolio turnover	576	%(e)	545	%(e)	465	%(e)	519	%(e)	431	%(e)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285%, 253%, 246% and 162% for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.63		$5.46		$5.15		$4.77		$4.99
Income from investment operations:
Net investment income	0.12		0.17		0.20		0.26		0.23
Net realized and unrealized gain (loss)	0.08		0.20		0.35		0.37		(0.18)
Total from investment operations	0.20		0.37		0.55		0.63		0.05
Less distributions to shareholders:
Net investment income	(0.16)		(0.18)		(0.24)		(0.25)		(0.23)
Net realized gains	(0.11)		(0.02)		—		—		(0.04)
Total distributions to shareholders	(0.27)		(0.20)		(0.24)		(0.25)		(0.27)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		—
Net asset value, end of period	$5.56		$5.63		$5.46		$5.15		$4.77
Total return	3.65%		6.90%		10.76%		13.58%		1.21%
Ratios to average net assets(b)
Total gross expenses	0.51%		0.52%		0.62%		0.62%		0.61%
Total net expenses(c)	0.50%		0.52%		0.48%		0.47%		0.48%
Net investment income	2.17%		3.12%		3.76%		5.33%		4.93%
Supplemental data
Net assets, end of period (in thousands)	$789,766		$739,181		$221,198		$132,495		$221,584
Portfolio turnover	576	%(d)	545	%(d)	465	%(d)	519	%(d)	431	%(d)

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285%, 253%, 246% and 162% for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K(a)	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$5.62		$5.46		$5.15		$4.77		$4.99
Income from investment operations:
Net investment income	0.11		0.16		0.19		0.25		0.23
Net realized and unrealized gain (loss)	0.08		0.18		0.34		0.37		(0.10)
Total from investment operations	0.19		0.34		0.53		0.62		0.13
Less distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.22)		(0.24)		(0.31)
Net realized gains	(0.11)		(0.02)		—		—		(0.04)
Total distributions to shareholders	(0.26)		(0.18)		(0.22)		(0.24)		(0.35)
Proceeds from regulatory settlements	—		0.00	(b)	—		—		—
Net asset value, end of period	$5.55		$5.62		$5.46		$5.15		$4.77
Total return	3.33%		6.41%		10.44%		13.25%		2.82%
Ratios to average net assets(c)
Total gross expenses	0.81%		0.82%		0.93%		0.93%		0.89%
Total net expenses(d)	0.80%		0.80%		0.78%		0.77%		0.70%
Net investment income	1.88%		2.87%		3.50%		5.09%		4.38%
Supplemental data
Net assets, end of period (in thousands)	$83		$80		$72		$85		$64
Portfolio turnover	576	%(e)	545	%(e)	465	%(e)	519	%(e)	431	%(e)

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285%, 253%, 246% and 162% for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$5.76
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss	(0.06	)(b)
Total from investment operations	—
Less distributions to shareholders:
Net investment income	(0.09)
Net realized gains	(0.11)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$5.56
Total return	(0.01%)
Ratios to average net assets(c)
Total gross expenses	0.73	%(d)
Total net expenses(e)	0.61	%(d)
Net investment income	2.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$181
Portfolio turnover	576	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164% for the year ended May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$5.76
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss	(0.07	)(b)
Total from investment operations	—
Less distributions to shareholders:
Net investment income	(0.09)
Net realized gains	(0.11)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$5.56
Total return	0.04%
Ratios to average net assets(c)
Total gross expenses	0.57	%(d)
Total net expenses(e)	0.55	%(d)
Net investment income	2.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$506
Portfolio turnover	576	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164% for the year ended May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

Class W	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$5.65
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	0.09
Total from investment operations	0.18
Less distributions to shareholders:
Net investment income	(0.14)
Net realized gains	(0.11)
Total distributions to shareholders	(0.25)
Net asset value, end of period	$5.58
Total return	3.15%
Ratios to average net assets(b)
Total gross expenses	0.94	%(c)
Total net expenses(d)	0.86	%(c)
Net investment income	1.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,367
Portfolio turnover	576	%(e)

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164% for the year ended May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$5.63		$5.46		$5.27
Income from investment operations:
Net investment income	0.11		0.16		0.11
Net realized and unrealized gain	0.09		0.21		0.23
Total from investment operations	0.20		0.37		0.34
Less distributions to shareholders:
Net investment income	(0.16)		(0.18)		(0.15)
Net realized gains	(0.11)		(0.02)		—
Total distributions to shareholders	(0.27)		(0.20)		(0.15)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$5.56		$5.63		$5.46
Total return	3.53%		6.82%		6.59%
Ratios to average net assets(c)
Total gross expenses	0.69%		0.68%		0.62	%(d)
Total net expenses(e)	0.61	%(f)	0.61	%(f)	0.58	%(d)
Net investment income	2.01%		2.96%		3.12	%(d)
Supplemental data
Net assets, end of period (in thousands)	$886,922		$424,251		$51,912
Portfolio turnover	576	%(g)	545	%(g)	465	%(g)

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164%, 285% and 253% for the years ended May 31, 2013, 2012 and 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance,

Annual Report 2013
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Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to hedge volatility exposure. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be

Annual Report 2013
34

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Swaption Contracts

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates, and hedge the fair value of other fund investments. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value — unaffiliated issuers (for purchased options)	20,626,021
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	747,667	*
Total		21,373,688

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	488,998	(68,362)	420,636
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	1,968,744	4,937,538	6,906,282

Annual Report 2013
35

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	19,424
Options contracts	14

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is

Annual Report 2013
36

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013
37

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.42% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $7,596.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R4*	0.20
Class R5*	0.05
Class W*	0.19
Class Z	0.18

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $11,056.

Annual Report 2013
38

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $929,000 and $471,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $893,013 for Class A, $4,508 for Class B and $21,533 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through September 30, 2013		Prior to August 1, 2012
Class A	0.86%		0.86%
Class B	1.61		1.61
Class C	1.61		1.61
Class I	0.50		0.56
Class K	0.80		0.86
Class R4	0.61	*	—
Class R5	0.55	*	—
Class W	0.86		0.86
Class Z	0.61		0.61

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, interest only adjustments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Annual Report 2013
39

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$7,159,780
Accumulated net realized loss	(7,156,468)
Paid-in capital	(3,312)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013	2012
Ordinary income	$110,296,192	$41,462,571
Long-term capital gains	7,351,152	1,480,462
Total	$117,647,344	$42,943,033

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,869,267
Undistributed long-term capital gain	5,598,703
Unrealized appreciation	1,520,498

At May 31, 2013, the cost of investments for federal income tax purposes was $3,434,278,497 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$45,653,528
Unrealized depreciation	(44,133,030)
Net unrealized appreciation	$1,520,498

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $16,849,258,843 and $15,639,047,045, respectively, for the year ended May 31, 2013, of which $15,626,324,534 and $14,968,032,319, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $3,313 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 24.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 41.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Annual Report 2013
40

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
41

Columbia U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the year ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 30, 2013

Annual Report 2013
42

Columbia U.S. Government Mortgage Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$17,003,916

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
43

Columbia U.S. Government Mortgage Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
44

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
45

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
46

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
47

Columbia U.S. Government Mortgage Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
48

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Government Mortgage Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
49

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
50

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
51

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Annual Report 2013
52

Columbia U.S. Government Mortgage Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
53

Columbia U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN236_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Dividend Opportunity Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Dividend Opportunity Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Dividend Opportunity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Approval of Investment Management Services Agreement	46
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Dividend Opportunity Fund

Performance Overview

Performance Summary

>  Columbia Dividend Opportunity Fund (the Fund) Class A shares returned 25.05% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.71% during the same 12-month period.

>  While the Fund's absolute gains were robust, the detracting effects of positioning in financials, consumer discretionary, consumer staples, telecommunication services, energy and cash more than offset the positive contributions made by positioning in materials relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/88
Excluding sales charges		25.05	6.91	8.45
Including sales charges		17.81	5.66	7.81
Class B	03/20/95
Excluding sales charges		24.21	6.12	7.64
Including sales charges		19.21	5.81	7.64
Class C	06/26/00
Excluding sales charges		24.25	6.10	7.64
Including sales charges		23.25	6.10	7.64
Class I*	03/04/04	25.59	7.36	8.88
Class K (formerly Class R4)	03/20/95	25.25	7.10	8.70
Class R*	08/01/08	24.84	6.63	8.17
Class R4*	11/08/12	25.29	6.95	8.47
Class R5*	08/01/08	25.68	7.33	8.67
Class W*	12/01/06	25.19	6.91	8.44
Class Y*	11/08/12	25.31	6.95	8.48
Class Z*	09/27/10	25.42	7.05	8.53
Russell 1000 Value Index		32.71	4.73	8.02

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, the Fund's Class A shares gained 25.05% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 32.71% during the same 12-month period. While the Fund's absolute gains were robust, the detracting effects of positioning in financials, consumer discretionary, consumer staples, telecommunication services, energy and cash more than offset the positive contributions made by positioning in materials relative to the benchmark.

U.S. Equities Surged Amidst Investor Optimism

The fiscal year ended May 31, 2013 marked a time in which the Federal Reserve's stimulative monetary policy and the tying of its policy moves to unemployment and inflation levels rather than to any date-specific guideline trumped concerns over high U.S. unemployment, too-close-to-call presidential elections, a fiscal cliff impasse and persistent European sovereign debt troubles. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors were also encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. Despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

During the period overall, all ten sectors in the benchmark generated positive double-digit absolute returns, led by the consumer discretionary, financials, health care and information technology sectors. The weakest sectors on a relative basis were utilities, telecommunication services and materials.

Sector Allocation Overall Hampered Returns Most

Overall, the Fund's results were hurt primarily by sector allocation decisions during the period. Stock selection also detracted, albeit more moderately.

Detracting most was having an underweighted allocation to financials, the second best-performing sector in the benchmark during the period. Stock selection within financials hurt more modestly, as the detracting effect of underweighted positions in the strongly-performing diversified financial institutions Citigroup and Bank of America was virtually offset by the positive contribution of an overweighted position in insurance company XL Group, which benefited both from book value growth and from broad industry tailwinds.

In consumer discretionary, sector allocation had a neutral impact, but industry selection detracted. More specifically, stock selection within the specialty retail and hotels, restaurants and leisure industries hurt, as the Fund did not hold positions in several of the companies that performed well given the strengthening consumer. Also, having an underweight to the media industry, which generated strong returns during the period, hampered results.

Having an overweighted allocation to consumer staples, which lagged the benchmark during the period, detracted from results. Within the sector, an emphasis on the tobacco industry — particularly a sizable position in Lorillard — hurt.

Having an overweighted position in the telecommunication services sector, the second worst-performer in the benchmark during the period, detracted from results. A position in Verizon Communications generated positive but lagging returns, as increased competition in the wireless segments of its business and

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

declining wireline subscribers pressured its margins. A position in CenturyLink saw its share price decline after it announced a dividend cut made as a result of high cash flow needs within the company.

In energy, stock selection was the primary detractor, with integrated oil company Royal Dutch Shell and pipeline company Enbridge the biggest disappointments. Royal Dutch Shell struggled amidst some execution issues that delayed expected results. Enbridge, which generates a high dividend yield, was impacted by prospects of higher interest rates.

Further detracting from the Fund's results during the fiscal year was holding a position in cash when the U.S. equity market was rallying strongly.

Materials Stock Selection Lifted Fund Results

The Fund was overweight, as compared to the benchmark, in the materials sector during the period. Though the sector was one of the bottom-performing sectors in the benchmark, the Fund's stock selection was especially strong and offset the detraction from having an overweight. Stock selection proved most effective in the containers & packaging industry and in the paper & forest products industry. In the former, Packaging Corp. of America was a standout performer. In the latter, a position in International Paper lifted Fund results most. In each case, these companies performed well in large part because of a beneficial supply/demand balance as well as record volumes and solid pricing within their self-restructured industries.

Elsewhere, an overweighted position in industrials company Eaton performed well, benefiting from good volume growth.

Importantly, the Fund maintained a net dividend yield at a level well in excess of the broader market yield (as represented by the S&P 500 Index) during the reporting period. The net dividend yield is the dividend yield after the deduction of Fund expenses.

Company-Specific Drivers Drove Changes

We decreased the Fund's positions in utilities, consumer staples and information technology during the period. In utilities, we reduced exposure both to electric utilities and multi-utilities, eliminating the Fund's positions in The Southern Company, Progress Energy and Consolidated Edison. In consumer staples, we reduced the Fund's holdings in tobacco companies Philip Morris International and Lorillard. In information technology, we increased the Fund's exposure to the communications equipment industry via initiation of a new position in Cisco Systems but reduced its allocation to the software industry, reducing the Fund's position in Microsoft.

Proceeds from these sales and others were used to increase the Fund's positions in financials and health care. In financials, we increased the Fund's exposure to commercial banks and diversified financials institutions, adding to the Fund's positions in Wells Fargo and JPMorgan Chase. We also converted the Fund's equity position in Bank of America to a structured note in the company. In health care, we initiated new Fund positions in the pharmaceuticals industry, including those in Roche Holding, Sanofi and AbbVie (a spin-off of Abbott Laboratories). We also added to the Fund's holding in Johnson & Johnson during the period.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Top Ten Holdings (%) (at May 31, 2013)
JPMorgan Chase & Co.	3.4
General Electric Co.	3.2
Wells Fargo & Co.	3.0
Pfizer, Inc.	2.7
Johnson & Johnson	2.4
AT&T, Inc.	2.3
Eaton Corp. PLC	2.0
Cisco Systems, Inc.	1.8
Lorillard, Inc.	1.8
Chevron Corp.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
5

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At the end of the period, we believed the U.S. equity market would likely continue to benefit from growing expectations of accelerating U.S. economic activity over the remainder of the calendar year. Should such expectations be realized, we believe more cyclical sectors, such as industrials, information technology and select financials industries, may benefit significantly. At the same time, we believe more interest-rate sensitive sectors may come under increased pressure going forward should interest rates continue to rise. That said, we do not currently believe we are on the verge of a significant expansion of U.S. interest rates. Rather, we believe, at present, that the Federal Reserve (the Fed) will maintain its accommodative monetary policies for some time and any tapering of its securities purchases are likely to be modest and only implemented as economic activity is seen by the Fed as sustainable.

In our current view, the primary driver of the U.S. equity market through the end of 2013 is likely to be individual corporate earnings progression rather than macroeconomic or political events. To the extent the U.S. economy does continue to improve, even at a modest rate, we believe valuations in the U.S. equity market overall did not seem excessive at the end of the annual period. Still, we would not be surprised to see some rotation amongst sector performance. Given this view, we may look to gradually shift emphasis within the Fund from the more traditionally defensive sectors to the more cyclical sectors on an opportunistic basis.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	93.3
Consumer Discretionary	7.2
Consumer Staples	11.1
Energy	11.2
Financials	13.2
Health Care	13.3
Industrials	10.2
Information Technology	6.1
Materials	5.7
Telecommunication Services	9.8
Utilities	5.5
Convertible Bonds	0.1
Materials	0.1
Convertible Preferred Stocks	0.6
Consumer Discretionary	0.2
Financials	0.2
Materials	0.2
Equity-Linked Notes	3.1
Money Market Funds	2.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer.

Annual Report 2013
6

Columbia Dividend Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,149.30	1,019.70	5.63	5.29	1.05
Class B	1,000.00	1,000.00	1,145.50	1,015.96	9.63	9.05	1.80
Class C	1,000.00	1,000.00	1,144.30	1,015.96	9.62	9.05	1.80
Class I	1,000.00	1,000.00	1,150.90	1,021.84	3.32	3.13	0.62
Class K (formerly Class R4)	1,000.00	1,000.00	1,150.70	1,020.54	4.72	4.43	0.88
Class R	1,000.00	1,000.00	1,148.20	1,018.45	6.96	6.54	1.30
Class R4	1,000.00	1,000.00	1,151.70	1,020.79	4.45	4.18	0.83
Class R5	1,000.00	1,000.00	1,151.90	1,021.64	3.54	3.33	0.66
Class W	1,000.00	1,000.00	1,149.40	1,019.70	5.63	5.29	1.05
Class Y	1,000.00	1,000.00	1,150.60	1,021.39	3.81	3.58	0.71
Class Z	1,000.00	1,000.00	1,150.10	1,020.94	4.29	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Columbia Dividend Opportunity Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 93.1%

Issuer	Shares	Value ($)
Consumer Discretionary 7.2%
Automobiles 0.7%
Ford Motor Co.	2,762,255	43,312,158
Hotels, Restaurants & Leisure 2.1%
Intercontinental Hotels Group PLC	519,690	14,959,929
Las Vegas Sands Corp.	422,478	24,461,476
McDonald's Corp.	853,549	82,427,227
Total		121,848,632
Household Durables 0.9%
Leggett & Platt, Inc.	1,571,247	50,279,904
Media 2.9%
Cinemark Holdings, Inc.	479,113	14,057,175
Gannett Co., Inc.	1,792,618	38,541,287
National CineMedia, Inc.	1,668,569	27,714,931
Reed Elsevier NV	1,066,946	17,484,246
Regal Entertainment Group, Class A	2,014,449	35,655,747
Time Warner, Inc.	654,950	38,229,432
Total		171,682,818
Specialty Retail 0.6%
CST Brands, Inc.(a)	33,919	1,030,812
L Brands, Inc.	632,271	31,619,873
Total		32,650,685
Total Consumer Discretionary		419,774,197
Consumer Staples 11.1%
Beverages 1.0%
Coca-Cola Co. (The)	848,484	33,930,875
PepsiCo, Inc.	295,338	23,854,451
Total		57,785,326
Food & Staples Retailing 0.8%
SYSCO Corp.	992,062	33,531,695
Walgreen Co.	298,210	14,242,510
Total		47,774,205
Food Products 3.6%
B&G Foods, Inc.	1,354,674	38,987,518
Kellogg Co.	365,040	22,650,732
Kraft Foods Group, Inc.	1,694,541	93,420,045
Mead Johnson Nutrition Co.	186,916	15,153,280
Unilever NV - NY Shares	1,014,819	41,384,319
Total		211,595,894

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.6%
Procter & Gamble Co. (The)	809,649	62,148,657
Reckitt Benckiser Group PLC	393,300	28,124,289
Total		90,272,946
Personal Products 0.6%
Avon Products, Inc.	1,384,058	32,622,247
Tobacco 3.5%
Altria Group, Inc.	1,306,286	47,156,924
Lorillard, Inc.	2,380,459	101,026,680
Philip Morris International, Inc.	621,592	56,508,929
Total		204,692,533
Total Consumer Staples		644,743,151
Energy 11.1%
Energy Equipment & Services 0.9%
Seadrill Ltd.	1,391,603	56,401,670
Oil, Gas & Consumable Fuels 10.2%
BP PLC, ADR	1,825,377	78,326,927
Chevron Corp.	784,165	96,256,254
Enbridge Energy Management LLC(a)(b)	57,216	34
Enbridge, Inc.	2,063,992	89,185,094
HollyFrontier Corp.	1,012,807	50,133,946
Kinder Morgan Management LLC(b)	2,471	2
Kinder Morgan, Inc.	1,533,317	58,235,380
Marathon Petroleum Corp.	171,830	14,175,975
Newfield Exploration Co.(a)	1	24
Occidental Petroleum Corp.	564,342	51,958,968
Ship Finance International Ltd.	907,200	15,404,256
Spectra Energy Corp.	1,199,501	36,668,746
TransCanada Corp.	641,504	29,412,958
Valero Energy Corp.	305,275	12,403,323
Williams Companies, Inc. (The)	1,677,474	59,013,535
Total		591,175,422
Total Energy		647,577,092
Financials 13.2%
Capital Markets 1.6%
BlackRock, Inc.	249,145	69,561,284
New Mountain Finance Corp.(c)	1,555,050	23,683,411
Total		93,244,695

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Banks 7.6%
Bank of Montreal	925,871	54,700,459
Fifth Third Bancorp	1,532,028	27,882,910
M&T Bank Corp.	637,315	66,854,343
National Australia Bank Ltd.	548,918	15,101,174
Toronto-Dominion Bank (The)	344,764	27,874,169
U.S. Bancorp	2,288,338	80,229,130
Wells Fargo & Co.	4,184,796	169,693,478
Total		442,335,663
Diversified Financial Services 3.3%
JPMorgan Chase & Co.	3,453,576	188,530,714
Insurance 0.3%
PartnerRe Ltd.	217,407	19,707,945
Real Estate Investment Trusts (REITs) 0.4%
Omega Healthcare Investors, Inc.	624,457	20,238,651
Total Financials		764,057,668
Health Care 13.2%
Health Care Equipment & Supplies 0.5%
Medtronic, Inc.	578,198	29,493,880
Health Care Providers & Services 0.5%
UnitedHealth Group, Inc.	483,987	30,312,106
Pharmaceuticals 12.2%
AbbVie, Inc.	1,358,149	57,979,381
AstraZeneca PLC, ADR	300,175	15,383,969
Bristol-Myers Squibb Co.	693,719	31,918,011
Eli Lilly & Co.	1,256,748	66,808,724
GlaxoSmithKline PLC, ADR	1,497,619	77,531,736
Johnson & Johnson	1,571,069	132,252,588
Merck & Co., Inc.	25,438	1,187,954
Novartis AG, ADR	497,097	35,671,681
Pfizer, Inc.	5,588,570	152,176,761
Roche Holding AG, ADR	966,776	60,268,816
Sanofi, ADR	1,109,550	58,906,009
Warner Chilcott PLC, Class A	993,192	19,069,286
Total		709,154,916
Total Health Care		768,960,902

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 10.2%
Aerospace & Defense 1.9%
Honeywell International, Inc.	688,878	54,049,368
Lockheed Martin Corp.	516,105	54,619,392
Total		108,668,760
Commercial Services & Supplies 1.6%
RR Donnelley & Sons Co.	2,976,193	39,494,081
Waste Management, Inc.	752,998	31,573,206
West Corp.	820,650	18,792,885
Total		89,860,172
Electrical Equipment 2.2%
Eaton Corp. PLC	1,740,851	115,000,617
Emerson Electric Co.	252,754	14,523,245
Total		129,523,862
Industrial Conglomerates 3.5%
General Electric Co.	7,764,045	181,057,529
Siemens AG, ADR	228,170	23,980,667
Total		205,038,196
Machinery 0.6%
Illinois Tool Works, Inc.	514,307	36,068,350
Trading Companies & Distributors 0.4%
Fly Leasing Ltd., ADR(c)	1,340,531	21,555,739
Total Industrials		590,715,079
Information Technology 6.2%
Communications Equipment 1.8%
Cisco Systems, Inc.	4,273,611	102,908,553
IT Services 0.4%
Paychex, Inc.	611,836	22,778,654
Semiconductors & Semiconductor Equipment 3.7%
Analog Devices, Inc.	831,331	38,183,033
Intel Corp.	2,534,845	61,546,037
Maxim Integrated Products, Inc.	830,115	24,480,091
Microchip Technology, Inc.	1,807,961	65,954,417
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,304,284	24,337,940
Total		214,501,518
Software 0.3%
Microsoft Corp.	486,540	16,970,515
Total Information Technology		357,159,240

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 5.7%
Chemicals 2.2%
Dow Chemical Co. (The)	410,622	14,150,034
LyondellBasell Industries NV, Class A	599,210	39,937,346
Mosaic Co. (The)	563,078	34,246,404
Olin Corp.	1,610,064	40,138,896
Total		128,472,680
Containers & Packaging 1.8%
MeadWestvaco Corp.	595,595	20,845,825
Packaging Corp. of America	1,733,886	84,960,414
Total		105,806,239
Metals & Mining 0.4%
Southern Copper Corp.	747,472	23,283,753
Paper & Forest Products 1.3%
International Paper Co.	1,620,713	74,795,905
Total Materials		332,358,577
Telecommunication Services 9.7%
Diversified Telecommunication Services 8.9%
AT&T, Inc.	3,677,000	128,658,230
BCE, Inc.	1,085,289	48,490,712
BT Group PLC	7,091,274	32,269,227
CenturyLink, Inc.	2,333,057	79,673,896
Deutsche Telekom AG, ADR	5,850,879	67,168,091
Telefonica SA, ADR(a)	1	14
Telstra Corp., Ltd.	8,322,652	37,631,896
Verizon Communications, Inc.	1,517,107	73,549,347
Vivendi SA	2,570,929	50,319,152
Total		517,760,565
Wireless Telecommunication Services 0.8%
Vodafone Group PLC, ADR	1,674,606	48,479,844
Total Telecommunication Services		566,240,409
Utilities 5.5%
Electric Utilities 1.9%
American Electric Power Co., Inc.	521,371	23,889,219
Duke Energy Corp.	781,684	52,318,110
PPL Corp.	1,048,757	31,148,083
Total		107,355,412
Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 3.6%
Ameren Corp.	816,871	27,806,289
Dominion Resources, Inc.	586,812	33,184,218
National Grid PLC	1,762,414	20,955,826
PG&E Corp.	723,868	32,508,912
Public Service Enterprise Group, Inc.	592,729	19,583,766
SCANA Corp.	219,791	11,086,258
Sempra Energy	468,460	38,085,798
TECO Energy, Inc.	1,557,660	27,430,393
Total		210,641,460
Total Utilities		317,996,872
Total Common Stocks (Cost: $4,766,931,791)		5,409,583,187

Convertible Preferred Stocks 0.5%

Consumer Discretionary 0.2%
Automobiles 0.2%
General Motors Co., 4.750%	217,495	10,615,931
Total Consumer Discretionary		10,615,931
Financials 0.2%
Insurance 0.2%
MetLife, Inc., 5.000%	209,992	11,173,674
Total Financials		11,173,674
Materials 0.1%
Metals & Mining 0.1%
ArcelorMittal	495,415	10,448,303
Total Materials		10,448,303
Total Convertible Preferred Stocks (Cost: $33,172,002)		32,237,908

Convertible Bonds 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	3,024,000	4,038,930
Total Convertible Bonds (Cost: $3,024,000)			4,038,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Equity-Linked Notes 3.1%

Issuer	Coupon Rate	Shares	Value ($)
Goldman Sachs Group, Inc. (The)(d) Mandatory Exchangeable Notes (linked to common stock of Bank of America Corporation) 07/19/13	5.000%	4,844,650	62,370,024
(linked to common stock of Merck & Co. Inc.) 06/28/13	16.800%	2,119,859	98,645,519
Morgan Stanley Mandatory Exchangeable Notes (linked to common stock of Phillips 66)(a)(d) 07/26/13	10.870%	286,765	18,851,931
Total Equity-Linked Notes (Cost: $172,740,380)			179,867,474

Money Market Funds 2.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(c)(e)	168,075,571	168,075,571

Total Money Market Funds (Cost: $168,075,571)	168,075,571
Total Investments (Cost: $5,143,943,744)	5,793,803,070
Other Assets & Liabilities, Net	17,081,408
Net Assets	5,810,884,478

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2013 was $36, representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Enbridge Energy Management LLC	04/22/09	11
Kinder Morgan Management LLC	11/18/05	—

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short–Term Cash Fund	135,287,671	1,948,000,347	(1,915,212,447)	168,075,571	177,692	168,075,571
Fly Leasing Ltd., ADR*	20,419,204	2,315,592	—	22,734,796	—	21,555,739
New Mountain Finance Corp.*	14,285,242	7,137,623	—	21,422,865	—	23,683,411
Total	169,992,117	1,957,453,562	(1,915,212,447)	212,233,232	177,692	213,314,721

*  Issuer was not an affiliate for the entire period ended May 31, 2013.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $179,867,474 or 3.10% of net assets.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2013.

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	387,330,022	32,444,175	—	419,774,197
Consumer Staples	616,618,863	28,124,288	—	644,743,151
Energy	647,577,056	36	—	647,577,092
Financials	748,956,494	15,101,174	—	764,057,668
Health Care	768,960,902	—	—	768,960,902
Industrials	590,715,079	—	—	590,715,079
Information Technology	357,159,240	—	—	357,159,240
Materials	332,358,577	—	—	332,358,577
Telecommunication Services	446,020,135	120,220,274	—	566,240,409
Utilities	297,041,046	20,955,826	—	317,996,872
Convertible Preferred Stocks
Consumer Discretionary	10,615,931	—	—	10,615,931
Financials	11,173,674	—	—	11,173,674
Materials	10,448,303	—	—	10,448,303
Total Equity Securities	5,224,975,322	216,845,773	—	5,441,821,095
Bonds
Convertible Bonds	—	4,038,930	—	4,038,930
Total Bonds	—	4,038,930	—	4,038,930
Other
Equity-Linked Notes	—	179,867,474	—	179,867,474
Money Market Funds	168,075,571	—	—	168,075,571
Total Other	168,075,571	179,867,474	—	347,943,045
Investments in Securities	5,393,050,893	400,752,177	—	5,793,803,070
Total	5,393,050,893	400,752,177	—	5,793,803,070

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end, May 31, 2013.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
16,763,431	36	36	16,763,431

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,931,710,512)	$5,580,488,349
Affiliated issuers (identified cost $212,233,232)	213,314,721
Total investments (identified cost $5,143,943,744)	5,793,803,070
Receivable for:
Investments sold	38,545,517
Capital shares sold	10,496,843
Dividends	25,382,092
Interest	23,940
Reclaims	1,486,765
Prepaid expenses	2,569
Total assets	5,869,740,796
Liabilities
Disbursements in excess of cash	157,611
Payable for:
Investments purchased	52,690,824
Capital shares purchased	4,911,913
Investment management fees	87,069
Distribution and/or service fees	37,041
Transfer agent fees	679,719
Administration fees	7,486
Plan administration fees	911
Compensation of board members	82,291
Other expenses	201,453
Total liabilities	58,856,318
Net assets applicable to outstanding capital stock	$5,810,884,478
Represented by
Paid-in capital	$5,155,920,034
Undistributed net investment income	24,711,983
Accumulated net realized loss	(19,587,509)
Unrealized appreciation (depreciation) on:
Investments	649,859,326
Foreign currency translations	(19,356)
Total — representing net assets applicable to outstanding capital stock	$5,810,884,478

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$3,705,616,999
Shares outstanding	376,797,046
Net asset value per share	$9.83
Maximum offering price per share(a)	$10.43
Class B
Net assets	$53,428,122
Shares outstanding	5,476,079
Net asset value per share	$9.76
Class C
Net assets	$313,275,294
Shares outstanding	32,354,127
Net asset value per share	$9.68
Class I
Net assets	$311,785,760
Shares outstanding	31,581,376
Net asset value per share	$9.87
Class K(b)
Net assets	$3,972,036
Shares outstanding	402,410
Net asset value per share	$9.87
Class R
Net assets	$17,374,703
Shares outstanding	1,768,287
Net asset value per share	$9.83
Class R4
Net assets	$12,222,327
Shares outstanding	1,228,617
Net asset value per share	$9.95
Class R5
Net assets	$191,577,013
Shares outstanding	19,391,279
Net asset value per share	$9.88
Class W
Net assets	$128,328,285
Shares outstanding	13,033,399
Net asset value per share	$9.85
Class Y
Net assets	$4,063,905
Shares outstanding	407,871
Net asset value per share	$9.96

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class Z
Net assets	$1,069,240,034
Shares outstanding	108,402,680
Net asset value per share	$9.86

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Dividend Opportunity Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$215,161,275
Dividends — affiliated issuers	177,692
Interest	114,509
Income from securities lending — net	2,540,357
Foreign taxes withheld	(5,428,795)
Total income	212,565,038
Expenses:
Investment management fees	26,498,467
Distribution and/or service fees
Class A	7,961,316
Class B	512,888
Class C	2,187,839
Class R	60,044
Class W	131,649
Transfer agent fees
Class A	5,723,238
Class B	91,875
Class C	394,247
Class K(a)	1,170
Class R	21,671
Class R4(b)	2,729
Class R5	20,450
Class W	95,175
Class Z	1,712,849
Administration fees	2,317,635
Plan administration fees
Class K(a)	10,163
Compensation of board members	107,889
Custodian fees	61,986
Printing and postage fees	603,064
Registration fees	183,113
Professional fees	83,744
Other	258,840
Total expenses	49,042,041
Expense reductions	(40)
Total net expenses	49,042,001
Net investment income	163,523,037
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	283,834,090
Foreign currency translations	43,353
Net realized gain	283,877,443
Net change in unrealized appreciation (depreciation) on:
Investments	634,104,098
Foreign currency translations	16,486
Net change in unrealized appreciation (depreciation)	634,120,584
Net realized and unrealized gain	917,998,027
Net increase in net assets resulting from operations	$1,081,521,064

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012(b)	Year Ended June 30, 2011(c)
Operations
Net investment income	$163,523,037	$98,819,887	$67,589,381
Net realized gain (loss)	283,877,443	(99,640,664)	372,010,407
Net change in unrealized appreciation (depreciation)	634,120,584	71,485,429	28,229,272
Net increase in net assets resulting from operations	1,081,521,064	70,664,652	467,829,060
Distributions to shareholders
Net investment income
Class A	(105,414,371)	(56,061,902)	(50,517,078)
Class B	(1,423,376)	(1,035,015)	(1,810,923)
Class C	(5,608,504)	(1,812,467)	(1,117,265)
Class I	(12,236,307)	(8,504,857)	(8,262,546)
Class K(d)	(142,653)	(100,221)	(112,578)
Class R	(369,086)	(45,314)	(11,894)
Class R4	(1,174)	—	—
Class R5	(1,374,104)	(783,518)	(603,205)
Class W	(919,601)	(469,006)	(518,097)
Class Y	(52)	—	—
Class Z	(33,854,122)	(10,138,155)	(1,894,714)
Total distributions to shareholders	(161,343,350)	(78,950,455)	(64,848,300)
Increase (decrease) in net assets from capital stock activity	995,260,431	1,737,143,730	622,570,675
Total increase in net assets	1,915,438,145	1,728,857,927	1,025,551,435
Net assets at beginning of year	3,895,446,333	2,166,588,406	1,141,036,971
Net assets at end of year	$5,810,884,478	$3,895,446,333	$2,166,588,406
Undistributed net investment income	$24,711,983	$22,123,653	$2,872,478

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(c) Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended June 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	121,006,160	1,087,791,482	184,684,283	1,478,795,600	84,515,439	648,386,874
Distributions reinvested	11,872,440	102,879,545	6,490,838	50,891,437	5,675,131	44,201,713
Redemptions	(82,959,653)	(747,875,767)	(60,369,284)	(493,399,676)	(34,084,499)	(262,937,407)
Net increase	49,918,947	442,795,260	130,805,837	1,036,287,361	56,106,071	429,651,180
Class B shares
Subscriptions	742,215	6,556,933	1,916,158	15,209,196	1,342,518	10,218,792
Distributions reinvested	164,037	1,401,205	128,223	990,469	223,852	1,720,622
Redemptions(d)	(2,459,157)	(21,158,703)	(2,977,020)	(24,060,398)	(4,476,210)	(31,560,694)
Net decrease	(1,552,905)	(13,200,565)	(932,639)	(7,860,733)	(2,909,840)	(19,621,280)
Class C shares
Subscriptions	16,683,739	148,623,655	12,643,174	101,660,828	3,547,175	27,862,312
Distributions reinvested	573,684	4,899,244	187,328	1,462,102	113,277	874,555
Redemptions	(2,741,597)	(24,306,219)	(1,352,044)	(10,810,412)	(718,843)	(5,422,083)
Net increase	14,515,826	129,216,680	11,478,458	92,312,518	2,941,609	23,314,784
Class I shares
Subscriptions	2,124,790	19,113,653	19,223,922	151,020,209	4,518,823	36,927,199
Distributions reinvested	1,408,830	12,235,792	1,090,679	8,504,508	1,064,246	8,262,059
Redemptions	(9,457,609)	(88,619,088)	(10,692,351)	(86,064,546)	(3,897,995)	(29,839,463)
Net increase (decrease)	(5,923,989)	(57,269,643)	9,622,250	73,460,171	1,685,074	15,349,795
Class K shares(e)
Subscriptions	93,331	836,391	117,081	942,580	385,395	2,940,981
Distributions reinvested	16,410	142,653	12,932	100,221	14,334	112,557
Redemptions	(154,988)	(1,432,690)	(137,380)	(1,132,156)	(174,755)	(1,352,926)
Net increase (decrease)	(45,247)	(453,646)	(7,367)	(89,355)	224,974	1,700,612
Class R shares
Subscriptions	1,631,583	14,528,806	673,579	5,607,470	27,606	217,580
Distributions reinvested	32,048	279,227	3,469	28,706	250	1,936
Redemptions	(554,588)	(5,052,577)	(73,538)	(619,554)	(3,191)	(25,165)
Net increase	1,109,043	9,755,456	603,510	5,016,622	24,665	194,351
Class R3 shares(f)
Redemptions	—	—	—	—	(653)	(4,419)
Net decrease	—	—	—	—	(653)	(4,419)
Class R4 shares
Subscriptions	1,275,705	12,543,935	—	—	—	—
Distributions reinvested	117	1,123	—	—	—	—
Redemptions	(47,205)	(470,013)	—	—
Net increase (decrease)	1,228,617	12,075,045	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended June 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	17,880,082	171,582,783	1,447,427	11,678,913	2,705,328	20,486,150
Distributions reinvested	59,928	519,067	3,730	28,976	6,057	46,746
Redemptions	(2,319,719)	(21,582,194)	(267,655)	(2,189,678)	(276,853)	(2,198,716)
Net increase	15,620,291	150,519,656	1,183,502	9,518,211	2,434,532	18,334,180
Class W shares
Subscriptions	11,825,762	109,416,279	678,152	5,435,233	3,115,346	23,638,094
Distributions reinvested	103,965	919,426	60,726	468,892	64,569	517,928
Redemptions	(1,144,750)	(10,685,646)	(1,043,789)	(8,224,884)	(627,150)	(5,106,361)
Net increase (decrease)	10,784,977	99,650,059	(304,911)	(2,320,759)	2,552,765	19,049,661
Class Y shares
Subscriptions	410,786	4,183,780	—	—	—	—
Redemptions	(2,915)	(29,854)	—	—	—	—
Net increase	407,871	4,153,926	—	—	—	—
Class Z shares
Subscriptions	64,614,431	574,902,235	74,130,372	601,091,480	16,950,031	137,206,053
Distributions reinvested	3,381,849	29,468,155	1,074,863	8,529,798	142,462	1,156,671
Redemptions	(41,821,178)	(386,352,187)	(9,612,501)	(78,801,584)	(457,649)	(3,760,913)
Net increase	26,175,102	218,018,203	65,592,734	530,819,694	16,634,844	134,601,811
Total net increase	112,238,533	995,260,431	218,041,374	1,737,143,730	79,694,041	622,570,675

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(c) Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(d) Includes conversions of Class B shares to Class A shares, if any.

(e) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(f) Effective August 27, 2010, all Class R3 shares were liquidated.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended June 30,
Class A	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.14		$8.31		$6.31	$5.58	$7.72	$9.65
Income from investment operations:
Net investment income	0.30		0.26		0.31	0.23	0.25	0.30
Net realized and unrealized gain (loss)	1.69		(0.22)		1.98	0.76	(2.10)	(1.96)
Total from investment operations	1.99		0.04		2.29	0.99	(1.85)	(1.66)
Less distributions to shareholders:
Net investment income	(0.30)		(0.21)		(0.29)	(0.26)	(0.29)	(0.27)
Total distributions to shareholders	(0.30)		(0.21)		(0.29)	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.83		$8.14		$8.31	$6.31	$5.58	$7.72
Total return	25.05%		0.58%		36.74%	17.60%	(23.98%)	(17.46%)
Ratios to average net assets(b)
Total gross expenses	1.05%		1.08	%(c)	1.16%	1.20%	1.13%	1.11%
Total net expenses(d)	1.05	%(e)	1.08	%(c)(e)	1.16%	1.16%	1.03%	1.11%
Net investment income	3.32%		3.49	%(c)	4.01%	3.51%	4.23%	3.31%
Supplemental data
Net assets, end of period (in thousands)	$3,705,617		$2,660,013		$1,630,280	$883,208	$793,421	$1,166,836
Portfolio turnover	62%		28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class B	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.08		$8.26		$6.27	$5.54	$7.67	$9.59
Income from investment operations:
Net investment income	0.23		0.20		0.27	0.18	0.21	0.22
Net realized and unrealized gain (loss)	1.69		(0.22)		1.95	0.76	(2.10)	(1.94)
Total from investment operations	1.92		(0.02)		2.22	0.94	(1.89)	(1.72)
Less distributions to shareholders:
Net investment income	(0.24)		(0.16)		(0.23)	(0.21)	(0.24)	(0.20)
Total distributions to shareholders	(0.24)		(0.16)		(0.23)	(0.21)	(0.24)	(0.20)
Net asset value, end of period	$9.76		$8.08		$8.26	$6.27	$5.54	$7.67
Total return	24.21%		(0.14%)		35.72%	16.79%	(24.60%)	(18.15%)
Ratios to average net assets(b)
Total gross expenses	1.80%		1.83	%(c)	1.92%	1.96%	1.89%	1.87%
Total net expenses(d)	1.80	%(e)	1.83	%(c)(e)	1.91%	1.92%	1.79%	1.87%
Net investment income	2.58%		2.68	%(c)	3.50%	2.73%	3.45%	2.48%
Supplemental data
Net assets, end of period (in thousands)	$53,428		$56,776		$65,777	$68,145	$91,922	$171,163
Portfolio turnover	62%		28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class C	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.02		$8.22		$6.25	$5.53	$7.65	$9.57
Income from investment operations:
Net investment income	0.23		0.20		0.25	0.18	0.20	0.23
Net realized and unrealized gain (loss)	1.68		(0.23)		1.96	0.76	(2.07)	(1.95)
Total from investment operations	1.91		(0.03)		2.21	0.94	(1.87)	(1.72)
Less distributions to shareholders:
Net investment income	(0.25)		(0.17)		(0.24)	(0.22)	(0.25)	(0.20)
Total distributions to shareholders	(0.25)		(0.17)		(0.24)	(0.22)	(0.25)	(0.20)
Net asset value, end of period	$9.68		$8.02		$8.22	$6.25	$5.53	$7.65
Total return	24.25%		(0.25%)		35.71%	16.77%	(24.51%)	(18.15%)
Ratios to average net assets(b)
Total gross expenses	1.80%		1.84	%(c)	1.91%	1.95%	1.88%	1.87%
Total net expenses(d)	1.80	%(e)	1.84	%(c)(e)	1.90%	1.91%	1.78%	1.87%
Net investment income	2.56%		2.76	%(c)	3.26%	2.77%	3.46%	2.56%
Supplemental data
Net assets, end of period (in thousands)	$313,275		$143,150		$52,281	$21,354	$14,770	$21,336
Portfolio turnover	62%		28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended June 30,
Class I	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.17	$8.34		$6.32	$5.59	$7.73	$9.67
Income from investment operations:
Net investment income	0.34	0.29		0.35	0.26	0.27	0.33
Net realized and unrealized gain (loss)	1.70	(0.23)		1.99	0.76	(2.10)	(1.97)
Total from investment operations	2.04	0.06		2.34	1.02	(1.83)	(1.64)
Less distributions to shareholders:
Net investment income	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)	(0.30)
Total distributions to shareholders	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)	(0.30)
Net asset value, end of period	$9.87	$8.17		$8.34	$6.32	$5.59	$7.73
Total return	25.59%	0.90%		37.51%	18.06%	(23.66%)	(17.19%)
Ratios to average net assets(b)
Total gross expenses	0.62%	0.66	%(c)	0.75%	0.75%	0.66%	0.72%
Total net expenses(d)	0.62%	0.66	%(c)	0.75%	0.72%	0.66%	0.72%
Net investment income	3.76%	3.90	%(c)	4.58%	3.94%	4.60%	3.70%
Supplemental data
Net assets, end of period (in thousands)	$311,786	$306,301		$232,481	$165,701	$158,905	$196,678
Portfolio turnover	62%	28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended June 30,
Class K(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.17	$8.34		$6.33	$5.59	$7.74	$9.67
Income from investment operations:
Net investment income	0.31	0.27		0.32	0.24	0.27	0.33
Net realized and unrealized gain (loss)	1.71	(0.23)		1.99	0.77	(2.11)	(1.95)
Total from investment operations	2.02	0.04		2.31	1.01	(1.84)	(1.62)
Less distributions to shareholders:
Net investment income	(0.32)	(0.21)		(0.30)	(0.27)	(0.31)	(0.31)
Total distributions to shareholders	(0.32)	(0.21)		(0.30)	(0.27)	(0.31)	(0.31)
Net asset value, end of period	$9.87	$8.17		$8.34	$6.33	$5.59	$7.74
Total return	25.25%	0.68%		36.95%	17.90%	(23.86%)	(17.00%)
Ratios to average net assets(c)
Total gross expenses	0.90%	0.94	%(d)	1.01%	1.06%	0.96%	1.02%
Total net expenses(e)	0.90%	0.94	%(d)	1.01%	1.02%	0.75%	0.76%
Net investment income	3.47%	3.60	%(d)	4.05%	3.65%	4.50%	3.62%
Supplemental data
Net assets, end of period (in thousands)	$3,972	$3,656		$3,795	$1,456	$490	$884
Portfolio turnover	62%	28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class R	2013		2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$8.14		$8.33		$6.32	$5.59	$7.67
Income from investment operations:
Net investment income	0.28		0.25		0.29	0.25	0.23
Net realized and unrealized gain (loss)	1.70		(0.24)		1.99	0.72	(2.03)
Total from investment operations	1.98		0.01		2.28	0.97	(1.80)
Less distributions to shareholders:
Net investment income	(0.29)		(0.20)		(0.27)	(0.24)	(0.28)
Total distributions to shareholders	(0.29)		(0.20)		(0.27)	(0.24)	(0.28)
Net asset value, end of period	$9.83		$8.14		$8.33	$6.32	$5.59
Total return	24.84%		0.31%		36.53%	17.19%	(23.53%)
Ratios to average net assets(c)
Total gross expenses	1.30%		1.32	%(d)	1.42%	1.58%	1.46	%(d)
Total net expenses(e)	1.30	%(f)	1.32	%(d)(f)	1.42%	1.51%	1.33	%(d)
Net investment income	3.05%		3.36	%(d)	3.79%	3.76%	4.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$17,375		$5,365		$464	$196	$4
Portfolio turnover	62%		28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.62
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain	1.31
Total from investment operations	1.51
Less distributions to shareholders:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$9.95
Total return	17.71%
Ratios to average net assets(b)
Total gross expenses	0.83	%(c)
Total net expenses(d)	0.83	%(c)
Net investment income	3.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12,222
Portfolio turnover	62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended June 30,
Class R5	2013	2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$8.17	$8.34		$6.33	$5.59	$7.67
Income from investment operations:
Net investment income	0.33	0.29		0.32	0.28	0.26
Net realized and unrealized gain (loss)	1.72	(0.23)		2.01	0.75	(2.03)
Total from investment operations	2.05	0.06		2.33	1.03	(1.77)
Less distributions to shareholders:
Net investment income	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Total distributions to shareholders	(0.34)	(0.23)		(0.32)	(0.29)	(0.31)
Net asset value, end of period	$9.88	$8.17		$8.34	$6.33	$5.59
Total return	25.68%	0.89%		37.27%	18.20%	(23.10%)
Ratios to average net assets(c)
Total gross expenses	0.66%	0.67	%(d)	0.75%	0.82%	0.72	%(d)
Total net expenses(e)	0.66%	0.67	%(d)	0.75%	0.78%	0.72	%(d)
Net investment income	3.52%	3.88	%(d)	3.95%	4.05%	4.85	%(d)
Supplemental data
Net assets, end of period (in thousands)	$191,577	$30,819		$21,589	$968	$4
Portfolio turnover	62%	28%		105%	23%	21%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class W	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.15		$8.33		$6.32	$5.59	$7.73	$9.67
Income from investment operations:
Net investment income	0.30		0.25		0.27	0.23	0.25	0.29
Net realized and unrealized gain (loss)	1.71		(0.23)		2.04	0.76	(2.10)	(1.97)
Total from investment operations	2.01		0.02		2.31	0.99	(1.85)	(1.68)
Less distributions to shareholders:
Net investment income	(0.31)		(0.20)		(0.30)	(0.26)	(0.29)	(0.26)
Total distributions to shareholders	(0.31)		(0.20)		(0.30)	(0.26)	(0.29)	(0.26)
Net asset value, end of period	$9.85		$8.15		$8.33	$6.32	$5.59	$7.73
Total return	25.19%		0.38%		36.95%	17.55%	(24.01%)	(17.58%)
Ratios to average net assets(b)
Total gross expenses	1.05%		1.11	%(c)	1.14%	1.18%	1.09%	1.16%
Total net expenses(d)	1.05	%(e)	1.11	%(c)(e)	1.14%	1.18%	1.09%	1.16%
Net investment income	3.27%		3.42	%(c)	3.36%	3.49%	4.18%	3.27%
Supplemental data
Net assets, end of period (in thousands)	$128,328		$18,330		$21,260	$4	$3	$4
Portfolio turnover	62%		28%		105%	23%	21%	20%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

Class Y	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.63
Income from investment operations
Net investment income	0.22
Net realized and unrealized gain	1.29
Total from investment operations	1.51
Less distributions to shareholders:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$9.96
Total return	17.73%
Ratios to average net assets(b)
Total gross expenses	0.71	%(c)
Total net expenses(d)	0.71	%(c)
Net investment income	4.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,064
Portfolio turnover	62%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class Z	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$8.16		$8.34		$7.20
Income from investment operations:
Net investment income	0.32		0.28		0.24
Net realized and unrealized gain (loss)	1.71		(0.24)		1.14
Total from investment operations	2.03		0.04		1.38
Less distributions to shareholders:
Net investment income	(0.33)		(0.22)		(0.24)
Total distributions to shareholders	(0.33)		(0.22)		(0.24)
Net asset value, end of period	$9.86		$8.16		$8.34
Total return	25.42%		0.65%		19.28%
Ratios to average net assets(c)
Total gross expenses	0.80%		0.84	%(d)	0.87	%(d)
Total net expenses(e)	0.80	%(f)	0.84	%(d)(f)	0.87	%(d)
Net investment income	3.58%		3.79	%(d)	3.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,069,240		$671,036		$138,659
Portfolio turnover	62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Dividend Opportunity Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2013
32

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2013
33

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013
34

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.54% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $14,163.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.03
Class R	0.18
Class R4*	0.19
Class R5	0.04
Class W	0.18
Class Z	0.18

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $40.

Annual Report 2013
35

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,510,000 and $1,459,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,437,619 for Class A, $15,106 for Class B and $26,646 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2012 through September 30, 2013		Prior to September 1, 2012
Class A	1.19%		1.18%
Class B	1.94		1.93
Class C	1.94		1.93
Class I	0.79		0.83
Class K	1.09		1.13
Class R	1.44		1.43
Class R4	0.94	*	—
Class R5	0.84		0.88
Class W	1.19		1.18
Class Y	0.79	*	—
Class Z	0.94		0.93

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, recharacterization of distributions for investments and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2013
36

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$408,643
Accumulated net realized loss	(73,271)
Paid-in capital	(335,372)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013	Period Ended May 31, 2012	Year Ended June 30, 2011
Ordinary income	$161,343,350	$78,950,455	$64,848,300

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,908,961
Unrealized appreciation	645,348,723

At May 31, 2013, the cost of investments for federal income tax purposes was $5,148,454,347 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$712,553,435
Unrealized depreciation	(67,204,712)
Net unrealized appreciation	645,348,723

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	17,142,277

For the year ended May 31, 2013, $227,248,853 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,842,343,304 and $2,922,028,050, respectively, for the year ended May 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 10.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 36.8% of the outstanding shares of the Fund.

Annual Report 2013
37

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
38

Columbia Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the period ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013
Annual Report 2013
39

Columbia Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	98.00%
Dividends Received Deduction	78.56%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
40

Columbia Dividend Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
41

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
42

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
43

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
44

Columbia Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
45

Columbia Dividend Opportunity Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
46

Columbia Dividend Opportunity Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
47

Columbia Dividend Opportunity Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
48

Columbia Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN140_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Absolute Return Multi-Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Absolute Return Multi-Strategy Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	52
Federal Income Tax Information	53
Trustees and Officers	54
Approval of Investment Management Services Agreement	59
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Performance Overview

Performance Summary

>  Columbia Absolute Return Multi-Strategy Fund (the Fund) Class A shares returned 3.19% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.08%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, which returned 0.91% for the same 12-month period.

>  The positive absolute returns generated by the Fund's investments in a global trend following strategy, a developed market currency strategy, two equity alpha strategies and a short-term currency strategy more than offset the negative absolute returns from the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	Life
Class A	03/31/11
Excluding sales charges		3.19	1.29
Including sales charges		0.08	-0.13
Class B	03/31/11
Excluding sales charges		2.33	0.52
Including sales charges		-2.67	-0.87
Class C	03/31/11
Excluding sales charges		2.43	0.56
Including sales charges		1.43	0.56
Class I	03/31/11	3.54	1.63
Class R	03/31/11	2.93	1.03
Class R5*	11/08/12	3.42	1.39
Class W	03/31/11	3.13	1.26
Class Z	03/31/11	3.45	1.54
Citigroup 3-Month U.S. Treasury Bill Index		0.08	0.07
Barclays U.S. Aggregate Bond Index		0.91	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance

At May 31, 2013, approximately 67% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 3.19% excluding sales charges. The Fund outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.08%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, which returned 0.91% during the same 12-month period.

The positive absolute returns generated by the Fund's investments in a global trend following strategy, a developed market currency strategy, two equity alpha strategies and a short-term currency strategy more than offset the negative absolute returns from the Fund's investments in a VIX (Chicago Board Options Exchange Market Volatility Index) futures strategy, an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy.

Strong Equity Market Returns Overwhelm Results for Absolute Return

While absolute returns may seem somewhat muted when compared to U.S. equity market returns, it is important to note that absolute returns were far less volatile than the equity markets during the period. In the face of concerns about the sustainability of global fundamentals, investments seeking solid returns with lower volatility than and low correlation to broad markets proved rather compelling.

Investment Strategies Overall Generate Positive Results

The Fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies.

During the fiscal year, the Fund was able to generate the greatest positive absolute return from its investment in a global trend following strategy. Using a variety of market, valuation and other factors, the strategy seeks to identify areas of relative value across equity, bond and currency markets in developed countries around the globe as well as to determine the direction of global markets.

A quantitative strategy that establishes equal-weighted long and short positions in currency forward contracts based on broad technical and fundamental drivers of return also performed well, providing a positive absolute return. The strategy uses nine developed market currencies (UK, Euro, Sweden, Norway, Canada, Japan, New Zealand, Australia and Switzerland) in seeking to achieve an absolute return profile with no net exposure to the U.S. dollar.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Top Ten Holdings (%) — Long Positions (at May 31, 2013)
Philip Morris International, Inc.	1.7
JPMorgan Chase & Co.	1.5
International Business Machines Corp.	1.4
Johnson & Johnson	1.4
Google, Inc., Class A	1.3
Microsoft Corp.	1.2
Exxon Mobil Corp.	1.2
Chevron Corp.	1.1
Procter & Gamble Co. (The)	1.1
QUALCOMM, Inc.	1.0

Percentages indicated are based upon total long investments (excluding Money Market Funds).

Top Ten Holdings (%) — Short Positions (at May 31, 2013)
Bristol-Myers Squibb Co.	(1.7)
M&T Bank Corp.	(1.6)
Morgan Stanley	(1.6)
Laboratory Corp. of America Holdings	(1.6)
Cheesecake Factory, Inc. (The)	(1.6)
Church & Dwight Co., Inc.	(1.5)
Kansas City Southern	(1.5)
PACCAR, Inc.	(1.5)
McCormick & Co., Inc.	(1.5)
Clorox Co. (The)	(1.5)

Percentages indicated are based upon total short investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

In addition, two equity alpha strategies — Dividend Income and Contrarian Core — generated positive absolute returns after netting the overlay strategy we apply to these strategies in an effort to remove the equity market exposure in these strategies.

Only partially offsetting the positive absolute returns generated by the strategies during the fiscal year were the negative absolute returns generated by the Fund's investment in a VIX futures strategy, which is an alpha strategy based on futures contracts on forward 30-day implied volatilities of the S&P 500 Index. The strategy produced a negative return, as volatility represented by the futures contracts remained low for much of the period. The Fund's investments in an emerging markets currency strategy, a developed market rate strategy, an equity market neutral strategy and a high income convertible securities strategy also generated negative absolute returns, but impacted the Fund to a far more modest degree.

At the end of the fiscal year, the Fund had its greatest allocations to the global trend following strategy and the developed market currency strategy.

Two New Strategies Added

In July 2012, we added two strategies to the Fund's underlying investment strategies. The first is the VIX futures strategy, mentioned earlier. Investment decisions for this strategy are based on the direction of the VIX futures and on modeling results of the cross-curve market. The strategy takes both short and long positions in VIX futures. The second strategy added is a short-term currency strategy. This strategy assigns equal risk budgets derived from three distinct models with G10 currencies and Singapore dollar forward futures. Distinguishing characteristics of this strategy are its short-term focus and its opportunistic investment activity intended to generate alpha, or added value.

Looking Ahead

At present, we expect 2013 overall to be marked by global economic growth that remains weak but proves to be a little better than seen in 2012, despite the drag from potential fiscal policy and debt issues in the U.S., Japan and the eurozone.

With improved U.S. economic data, the U.S. financial markets overall have seen positive returns. We remain concerned, however, that such data remains inconsistent. The Federal Reserve's (the Fed's) accommodative monetary policy has supported the financial markets as a whole. Yet the sustainability of such a rally is a concern. There was hinting toward the end of the reporting period of potential change in the Fed's bond-buying program, which could dramatically affect both the U.S. equity and fixed income markets. Timing of any future U.S. interest rate hikes could be critical to the success of the U.S. fixed income markets. Further, worries about higher income taxes, implementation of new health care laws and possible budget cuts may weigh on consumer confidence.

Most of Europe remained, at the end of the reporting period, in a recession, and prospects for economic growth ahead remained restrained. We continue to see select European debt and currency strength, but we believe meaningful steps are still needed to improve the continent's balance sheet before we see any lasting long-term sustainable strength.

Portfolio Breakdown (%) (at May 31, 2013)
	Long		Short	Net
Common Stocks	39.5		(10.7)	28.8
Consumer Discretionary	6.0		(2.3)	3.7
Consumer Staples	3.3		(0.8)	2.5
Energy	2.7		—	2.7
Financials	6.4		(2.1)	4.3
Health Care	6.7		(1.9)	4.8
Industrials	4.1		(1.5)	2.6
Information Technology	7.6		(1.8)	5.8
Materials	1.3		(0.3)	1.0
Telecommunication Services	0.8		—	0.8
Utilities	0.6		—	0.6
Convertible Preferred Stocks	1.7		—	1.7
Consumer Discretionary	0.0	(a)	—	0.0	(a)
Consumer Staples	0.1		—	0.1
Energy	0.1		—	0.1
Financials	0.8		—	0.8
Industrials	0.3		—	0.3
Information Technology	0.1		—	0.1
Utilities	0.3		—	0.3
Convertible Bonds	3.7		—	3.7
Consumer Discretionary	0.6		—	0.6
Consumer Staples	0.3		—	0.3
Energy	0.4		—	0.4
Financials	0.4		—	0.4
Health Care	0.6		—	0.6
Industrials	0.6		—	0.6
Materials	0.3		—	0.3
Telecommunication	0.5		—	0.5
Treasury Bills	0.9		—	0.9
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	64.9		—	64.9
Total	110.7		(10.7)	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $104.6 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

China's ability to sustain high economic growth also remained a concern. That said, any re-acceleration of economic growth in China is anticipated to help both fiscal policy and debt issues arithmetically and is also likely, in our view, to have a disproportionate impact on investor confidence through much of the world.

We believe the primary question at the end of the reporting period was global central bank policy. With sluggish economic growth still expected in Europe, Japan and much of the Australia-Asia region, there is good reason to believe that central banks may well continue to be accommodative. However, as signs of asset price inflation, especially in North America, begin to appear, there may be pressure on some central banks to begin tapering their accommodative policies. How the dynamic between anemic economic growth in some parts of the globe and asset price acceleration in other parts of the world plays out could be, we believe, a determining factor in asset performance over the months ahead, including the tendency of some sectors and countries to relatively outperform.

In addition to global monetary policy, going forward, we currently expect markets to focus on how effectively developing governments address their fiscal deficits. We believe these longer-term policy choices will likely continue to contribute to market volatility. We remain confident that as the Fund seeks to maintain its low correlation to broad markets while minimizing volatility and producing reasonable returns, it continues to be an attractive diversifier for the traditional allocation to stocks and bonds. We remain equally steadfast that having specific targets regarding return, correlation and volatility is particularly important for investors in these challenging times and may provide clarity in a weakly-defined category. Overall, we continue to believe that having multiple strategies to rely upon enables us to create more of an independent return stream that may exhibit less correlation to traditional markets. During periods of heightened volatility and uncertainty in the capital markets, we see this approach as a particular benefit to shareholders with a long-term perspective.

We intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

Investment Risks

Columbia Absolute Return Multi-Strategy Funds are designed for investors with above-average risk tolerance. Absolute return funds are not designed to outperform stocks and bonds in strong markets. They employ certain techniques designed to help implement asset and investment strategy allocations. The techniques used are also intended to reduce risk and volatility in the portfolio and provide protection against a decline in the Fund's assets. However, there is no guarantee that any investment strategy will be successful or that the Fund's objectives will be achieved. The market value of securities and currencies may fall or fail to rise, or fluctuate, sometimes rapidly or unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives. They may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. Short positions introduce more risk than long positions. Leveraging exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. The use of derivatives introduces risks possibly greater than the risks associated with investing directly in the investments underlying the derivatives. A relatively small price movement in an underlying security may result in a substantial gain or loss. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social, and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. There are risks associated with fixed income investments, including counterparty credit risk, interest rate risk, and prepayment and extension risk. Counterparty credit risk is the risk that a counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.90	1,016.65	8.41	8.35	1.66
Class B	1,000.00	1,000.00	1,027.40	1,012.91	12.18	12.09	2.41
Class C	1,000.00	1,000.00	1,027.40	1,012.91	12.18	12.09	2.41
Class I	1,000.00	1,000.00	1,033.40	1,018.90	6.13	6.09	1.21
Class R	1,000.00	1,000.00	1,029.30	1,015.46	9.61	9.55	1.90
Class R5	1,000.00	1,000.00	1,033.20	1,018.70	6.34	6.29	1.25
Class W	1,000.00	1,000.00	1,031.30	1,016.65	8.41	8.35	1.66
Class Z	1,000.00	1,000.00	1,033.40	1,017.80	7.25	7.19	1.43

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 35.5%

Issuer	Shares	Value ($)
Consumer Discretionary 5.4%
Auto Components 0.2%
Delphi Automotive PLC	2,312	112,849
TRW Automotive Holdings Corp.(a)	3,920	248,332
Total		361,181
Automobiles 0.1%
General Motors Co.(a)	6,550	221,979
Hotels, Restaurants & Leisure 1.0%
Bally Technologies, Inc.(a)	1,903	108,376
Las Vegas Sands Corp.	4,994	289,153
McDonald's Corp.	6,907	667,009
Starwood Hotels & Resorts Worldwide, Inc.	1,625	110,987
Wynn Resorts Ltd.	1,527	207,504
Yum! Brands, Inc.	5,675	384,481
Total		1,767,510
Household Durables 0.1%
Mohawk Industries, Inc.(a)	1,550	172,314
Internet & Catalog Retail 0.6%
Amazon.com, Inc.(a)	1,300	349,739
Liberty Interactive Corp., Class A(a)	9,604	215,610
priceline.com, Inc.(a)	648	520,946
Total		1,086,295
Leisure Equipment & Products 0.1%
Mattel, Inc.	3,290	147,228
Media 1.2%
Comcast Corp., Class A	4,940	198,341
DIRECTV(a)	3,829	234,067
Discovery Communications, Inc., Class A(a)	2,480	195,573
DISH Network Corp., Class A	6,365	245,307
Interpublic Group of Companies, Inc. (The)	6,510	92,572
News Corp., Class A	4,657	149,536
Time Warner, Inc.	4,920	287,180
Viacom, Inc., Class B	7,277	479,482
Walt Disney Co. (The)	2,950	186,086
Total		2,068,144
Multiline Retail 0.3%
Macy's, Inc.	5,461	263,985
Nordstrom, Inc.	1,830	107,641
Target Corp.	2,865	199,117
Total		570,743

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 1.2%
American Eagle Outfitters, Inc.	8,910	176,329
Dick's Sporting Goods, Inc.	2,910	152,309
Foot Locker, Inc.	2,490	85,457
Gap, Inc. (The)	6,210	251,815
Home Depot, Inc. (The)	4,665	366,949
Lowe's Companies, Inc.	5,016	211,224
Pier 1 Imports, Inc.	4,124	95,635
Tiffany & Co.	1,920	149,338
TJX Companies, Inc.	9,016	456,300
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,400	127,064
Williams-Sonoma, Inc.	3,085	166,467
Total		2,238,887
Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings Ltd.(a)	9,905	622,232
Nike, Inc., Class B	4,348	268,097
Ralph Lauren Corp.	530	92,798
VF Corp.	515	94,688
Total		1,077,815
Total Consumer Discretionary		9,712,096
Consumer Staples 2.9%
Beverages 0.4%
Coca-Cola Co. (The)	4,130	165,159
Diageo PLC, ADR	1,616	191,108
PepsiCo, Inc.	4,484	362,172
Total		718,439
Food & Staples Retailing 0.5%
CVS Caremark Corp.	4,926	283,639
Kroger Co. (The)	6,167	207,643
Wal-Mart Stores, Inc.	4,120	308,341
Walgreen Co.	3,455	165,011
Total		964,634
Food Products 0.3%
ConAgra Foods, Inc.	7,515	253,180
General Mills, Inc.	2,775	130,647
Mondelez International, Inc., Class A	3,054	89,971
Total		473,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.6%
Kimberly-Clark Corp.	2,050	198,501
Procter & Gamble Co. (The)	10,988	843,439
Total		1,041,940
Personal Products 0.2%
Avon Products, Inc.	5,495	129,517
Estee Lauder Companies, Inc. (The), Class A	4,096	277,627
Total		407,144
Tobacco 0.9%
Altria Group, Inc.	11,880	428,868
Philip Morris International, Inc.	13,437	1,221,558
Total		1,650,426
Total Consumer Staples		5,256,381
Energy 2.5%
Energy Equipment & Services 0.5%
FMC Technologies, Inc.(a)	8,217	457,358
Halliburton Co.	6,724	281,400
Tidewater, Inc.	1,500	82,635
Total		821,393
Oil, Gas & Consumable Fuels 2.0%
Anadarko Petroleum Corp.	1,590	139,077
Apache Corp.	2,238	183,807
Chevron Corp.	6,897	846,607
ConocoPhillips	5,492	336,879
EOG Resources, Inc.	2,208	285,053
Exxon Mobil Corp.	9,435	853,584
Kinder Morgan, Inc.	5,000	189,900
Noble Energy, Inc.	2,718	156,693
Occidental Petroleum Corp.	2,065	190,124
Phillips 66	1,815	120,825
Royal Dutch Shell PLC, ADR	4,160	276,099
Total		3,578,648
Total Energy		4,400,041
Financials 5.8%
Capital Markets 1.3%
BlackRock, Inc.	2,025	565,380
Franklin Resources, Inc.	3,275	507,003
Goldman Sachs Group, Inc. (The)	1,836	297,579

Common Stocks (continued)

Issuer	Shares	Value ($)
Invesco Ltd.	10,160	342,799
Morgan Stanley	6,159	159,518
Northern Trust Corp.	2,295	133,454
State Street Corp.	3,363	222,563
T. Rowe Price Group, Inc.	1,340	101,652
Total		2,329,948
Commercial Banks 1.0%
Fifth Third Bancorp	10,120	184,184
Huntington Bancshares, Inc.	22,380	173,445
PNC Financial Services Group, Inc. (The)	5,500	394,020
U.S. Bancorp	10,882	381,523
Wells Fargo & Co.	14,562	590,489
Total		1,723,661
Consumer Finance 0.1%
American Express Co.	3,296	249,540
Diversified Financial Services 1.3%
Bank of America Corp.	26,865	366,976
Citigroup, Inc.	9,451	491,358
CME Group, Inc.	1,980	134,501
JPMorgan Chase & Co.	20,899	1,140,876
McGraw Hill Financial, Inc.	2,160	117,828
Total		2,251,539
Insurance 1.3%
ACE Ltd.	3,235	290,115
Aflac, Inc.	4,425	246,428
Aon PLC	5,183	330,002
Berkshire Hathaway, Inc., Class B(a)	4,235	483,086
Brown & Brown, Inc.	6,390	206,205
Chubb Corp. (The)	1,425	124,117
Marsh & McLennan Companies, Inc.	4,895	195,898
MetLife, Inc.	2,080	91,957
Prudential Financial, Inc.	3,245	223,808
Unum Group	3,645	103,810
Total		2,295,426
Real Estate Investment Trusts (REITs) 0.8%
CBL & Associates Properties, Inc.	4,290	98,627
CubeSmart	10,814	169,239
Digital Realty Trust, Inc.	2,997	182,547
Federal Realty Investment Trust	880	94,820
Highwoods Properties, Inc.	4,373	159,265

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Post Properties, Inc.	3,595	171,841
Public Storage	595	90,321
Simon Property Group, Inc.	1,633	271,797
Taubman Centers, Inc.	1,655	133,360
Total		1,371,817
Thrifts & Mortgage Finance —%
People's United Financial, Inc.	6,475	89,096
Total Financials		10,311,027
Health Care 6.1%
Biotechnology 1.9%
Alexion Pharmaceuticals, Inc.(a)	1,999	194,982
Amarin Corp. PLC, ADR(a)	7,932	55,445
Amgen, Inc.	3,255	327,225
Ariad Pharmaceuticals, Inc.(a)	11,030	202,290
Biogen Idec, Inc.(a)	1,460	346,735
Celgene Corp.(a)	5,055	625,051
Dynavax Technologies Corp.(a)	25,650	66,947
Gilead Sciences, Inc.(a)	10,908	594,268
Infinity Pharmaceuticals, Inc.(a)	4,575	123,296
Keryx Biopharmaceuticals, Inc.(a)	15,440	123,674
Onyx Pharmaceuticals, Inc.(a)	1,325	126,471
Pharmacyclics, Inc.(a)	1,470	134,711
Sarepta Therapeutics, Inc.(a)	2,125	75,119
Vertex Pharmaceuticals, Inc.(a)	3,941	316,502
Total		3,312,716
Health Care Equipment & Supplies 1.0%
Abbott Laboratories	11,762	431,313
Baxter International, Inc.	2,664	187,359
Boston Scientific Corp.(a)	14,680	135,643
Covidien PLC	5,243	333,455
Edwards Lifesciences Corp.(a)	4,221	280,528
Hologic, Inc.(a)	7,235	150,126
St. Jude Medical, Inc.	2,171	93,852
Zimmer Holdings, Inc.	2,203	172,958
Total		1,785,234
Health Care Providers & Services 0.8%
Aetna, Inc.	3,490	210,726
Cardinal Health, Inc.	12,000	563,520
CIGNA Corp.	6,029	409,369

Common Stocks (continued)

Issuer	Shares	Value ($)
Express Scripts Holding Co.(a)	3,520	218,663
Total		1,402,278
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	1,640	144,812
Pharmaceuticals 2.3%
AbbVie, Inc.	7,505	320,388
Actavis, Inc.(a)	1,675	206,511
Allergan, Inc.	3,106	309,016
Bristol-Myers Squibb Co.	11,905	547,749
Johnson & Johnson	12,231	1,029,605
Merck & Co., Inc.	8,780	410,026
Mylan, Inc.(a)	5,350	163,068
Novo Nordisk A/S, ADR	956	154,012
Pfizer, Inc.	27,280	742,834
Roche Holding AG, ADR	1,900	118,446
Salix Pharmaceuticals Ltd.(a)	1,795	108,903
Teva Pharmaceutical Industries Ltd., ADR	2,280	87,096
Total		4,197,654
Total Health Care		10,842,694
Industrials 3.7%
Aerospace & Defense 1.3%
Boeing Co. (The)	4,725	467,870
General Dynamics Corp.	2,028	156,359
Honeywell International, Inc.	8,592	674,128
Precision Castparts Corp.	2,049	438,322
Raytheon Co.	6,345	422,831
United Technologies Corp.	3,016	286,218
Total		2,445,728
Air Freight & Logistics 0.1%
FedEx Corp.	1,172	112,910
United Parcel Service, Inc., Class B	1,525	130,998
Total		243,908
Airlines 0.1%
Delta Air Lines, Inc.(a)	13,110	236,111
Commercial Services & Supplies 0.3%
ADT Corp. (The)	1,758	71,357
Tyco International Ltd.	5,233	176,928
Waste Connections, Inc.	2,962	119,191
Waste Management, Inc.	3,160	132,499
Total		499,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 0.2%
Foster Wheeler AG(a)	4,760	109,575
MasTec, Inc.(a)	6,410	203,838
Total		313,413
Electrical Equipment 0.3%
Eaton Corp. PLC	3,594	237,420
Emerson Electric Co.	1,910	109,749
Rockwell Automation, Inc.	1,530	134,670
Total		481,839
Industrial Conglomerates 0.2%
General Electric Co.	13,690	319,251
Machinery 0.4%
Caterpillar, Inc.	955	81,939
Deere & Co.	1,000	87,110
Dover Corp.	3,910	305,958
Illinois Tool Works, Inc.	1,350	94,676
Parker Hannifin Corp.	1,415	141,160
Total		710,843
Professional Services 0.3%
Dun & Bradstreet Corp. (The)	2,166	212,571
Nielsen Holdings NV	7,791	264,193
Total		476,764
Road & Rail 0.3%
JB Hunt Transport Services, Inc.	2,040	150,266
Norfolk Southern Corp.	1,814	138,934
Union Pacific Corp.	2,156	333,361
Total		622,561
Trading Companies & Distributors 0.2%
Fastenal Co.	4,567	238,306
MRC Global, Inc.(a)	2,298	65,240
Total		303,546
Total Industrials		6,653,939
Information Technology 6.8%
Communications Equipment 0.7%
Cisco Systems, Inc.	17,535	422,243
QUALCOMM, Inc.	11,870	753,507
Total		1,175,750
Computers & Peripherals 1.0%
Apple, Inc.	1,574	707,796

Common Stocks (continued)

Issuer	Shares	Value ($)
EMC Corp.(a)	21,549	533,553
Hewlett-Packard Co.	7,975	194,750
NCR Corp.(a)	7,271	242,852
Total		1,678,951
Internet Software & Services 1.2%
Baidu, Inc., ADR(a)	3,264	315,433
eBay, Inc.(a)	6,933	375,075
Facebook, Inc., Class A(a)	11,690	284,652
Google, Inc., Class A(a)	1,067	928,727
LinkedIn Corp., Class A(a)	1,830	306,580
Total		2,210,467
IT Services 1.6%
Accenture PLC, Class A	7,026	576,905
Automatic Data Processing, Inc.	2,570	176,611
Cognizant Technology Solutions Corp., Class A(a)	4,046	261,574
International Business Machines Corp.	5,057	1,051,957
Mastercard, Inc., Class A	872	497,258
Visa, Inc., Class A	1,937	345,057
Total		2,909,362
Semiconductors & Semiconductor Equipment 0.6%
Avago Technologies Ltd.	3,061	115,430
Intel Corp.	12,200	296,216
KLA-Tencor Corp.	5,635	317,194
Skyworks Solutions, Inc.(a)	9,514	227,004
Texas Instruments, Inc.	3,840	137,818
Total		1,093,662
Software 1.7%
Activision Blizzard, Inc.	26,785	386,508
Autodesk, Inc.(a)	4,984	188,046
Check Point Software Technologies Ltd.(a)	3,228	161,658
Citrix Systems, Inc.(a)	5,190	333,976
Electronic Arts, Inc.(a)	9,114	209,531
Microsoft Corp.	25,457	887,940
Oracle Corp.	5,352	180,684
Red Hat, Inc.(a)	4,294	207,100
Salesforce.com, Inc.(a)	8,340	353,032
VMware, Inc., Class A(a)	2,620	186,334
Total		3,094,809
Total Information Technology		12,163,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 1.1%
Chemicals 0.9%
Celanese Corp., Class A	2,425	119,674
Dow Chemical Co. (The)	9,938	342,463
EI du Pont de Nemours & Co.	3,630	202,518
LyondellBasell Industries NV, Class A	1,500	99,975
Monsanto Co.	2,697	271,426
Mosaic Co. (The)	2,575	156,612
RPM International, Inc.	3,255	107,838
Sherwin-Williams Co. (The)	2,550	480,751
Total		1,781,257
Containers & Packaging 0.1%
Sonoco Products Co.	2,715	95,079
Paper & Forest Products 0.1%
International Paper Co.	3,710	171,217
Total Materials		2,047,553
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	12,980	454,170
Verizon Communications, Inc.	11,850	574,488
Total		1,028,658
Wireless Telecommunication Services 0.1%
Sprint Nextel Corp.(a)	12,921	94,323
Vodafone Group PLC, ADR	5,625	162,844
Total		257,167
Total Telecommunication Services		1,285,825
Utilities 0.5%
Electric Utilities 0.3%
American Electric Power Co., Inc.	2,790	127,838
Duke Energy Corp.	1,270	85,001
NextEra Energy, Inc.	1,015	76,755
Northeast Utilities	2,815	117,301
Westar Energy, Inc.	2,735	86,754
Total		493,649
Multi-Utilities 0.2%
CMS Energy Corp.	4,140	111,573
Dominion Resources, Inc.	1,535	86,804
Sempra Energy	1,975	160,567

Common Stocks (continued)

Issuer	Shares	Value ($)
Wisconsin Energy Corp.	2,655	108,351
Total		467,295
Total Utilities		960,944
Total Common Stocks (Cost: $48,204,404)		63,633,501

Convertible Preferred Stocks 1.6%

Consumer Discretionary —%
Automobiles —%
General Motors Co., 4.750%	952	46,467
Total Consumer Discretionary		46,467
Consumer Staples 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%	1,600	164,163
Total Consumer Staples		164,163
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%	2,050	95,920
Penn Virginia Corp., 6.000%	960	91,694
Total		187,614
Total Energy		187,614
Financials 0.7%
Commercial Banks 0.1%
Fifth Third Bancorp, 8.500%	590	94,766
Wells Fargo & Co., 7.500%	130	163,150
Total		257,916
Diversified Financial Services 0.3%
AMG Capital Trust II, 5.150%	4,500	254,531
Bank of America Corp., 7.250%	200	237,600
Total		492,131
Real Estate Investment Trusts (REITs) 0.3%
Alexandria Real Estate Equities, Inc., 7.000%	10,000	278,125
Health Care REIT, Inc., 6.500%	2,300	144,900
iStar Financial, Inc., 4.500%	2,000	113,588
Total		536,613
Total Financials		1,286,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Industrials 0.3%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	2,400	144,816
Airlines 0.2%
Continental Airlines Finance Trust II, 6.000%	5,500	265,031
Total Industrials		409,847
Information Technology 0.1%
Communications Equipment 0.1%
Lucent Technologies Capital Trust I, 7.750%	200	185,500
Total Information Technology		185,500
Utilities 0.3%
Electric Utilities 0.2%
NextEra Energy, Inc., 5.599%	4,000	217,526
PPL Corp., 8.750%	4,000	215,040
Total		432,566
Multi-Utilities 0.1%
CenterPoint Energy, Inc., 0.274%(a)(b)	2,300	110,544
Total Utilities		543,110
Total Convertible Preferred Stocks (Cost: $2,430,693)		2,823,361

Convertible Bonds 3.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.1%
United Continental Holdings, Inc. 06/30/21	4.500%	135,000	143,053
Automotive 0.1%
Navistar International Corp. Senior Subordinated Notes 10/15/14	3.000%	140,000	143,063
Banking 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%	110,000	119,419
Brokerage 0.1%
Janus Capital Group, Inc. Senior Unsecured 07/15/14	3.250%	150,000	156,563

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	195,000	234,975
Diversified Manufacturing 0.2%
GT Advanced Technologies, Inc. Senior Unsecured 10/01/17	3.000%	126,000	113,479
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%	230,000	225,831
Total			339,310
Food and Beverage 0.1%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%	240,000	232,050
Gaming 0.1%
MGM Resorts International 04/15/15	4.250%	170,000	193,269
Health Care 0.2%
Alere, Inc. Senior Subordinated Notes 05/15/16	3.000%	140,000	140,000
NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	115,000	113,142
WebMD Health Corp. Senior Unsecured 01/31/18	2.500%	150,000	144,656
Total			397,798
Independent Energy 0.3%
Chesapeake Energy Corp. 12/15/38	2.250%	350,000	325,500
Endeavour International Corp.
07/15/16	5.500%	75,000	43,453
Goodrich Petroleum Corp. Senior Unsecured 10/01/29	5.000%	250,000	248,750
Total			617,703
Lodging 0.2%
Home Inns & Hotels Management, Inc. Senior Unsecured 12/15/15	2.000%	130,000	117,162

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgans Hotel Group Co. 10/15/14	2.375%	200,000	194,000
Total			311,162
Media Non-Cable 0.1%
Cenveo Corp. 05/15/17	7.000%	150,000	133,920
Metals 0.2%
Jaguar Mining, Inc. Senior Unsecured(c) 11/01/14	4.500%	200,000	60,000
James River Coal Co.(c) 06/01/18	10.000%	179,000	119,483
Molycorp, Inc. Senior Unsecured 06/15/16	3.250%	190,000	132,388
Total			311,871
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured(c) 04/15/17	3.250%	100,000	102,202
Other Financial Institutions 0.1%
Ares Capital Corp. Senior Unsecured(c) 06/01/16	5.125%	200,000	214,100
Pharmaceuticals 0.3%
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	240,000	180,589
InterMune, Inc. Senior Unsecured 09/15/18	2.500%	180,000	149,625
Savient Pharmaceuticals, Inc. Senior Unsecured 02/01/18	4.750%	215,000	36,550
Supernus Pharmaceuticals, Inc. Senior Secured(c) 05/01/19	7.500%	95,000	127,444
Vivus, Inc. Senior Unsecured(c) 05/01/20	4.500%	50,000	54,214
Total			548,422
Property & Casualty 0.1%
MGIC Investment Corp. Senior Unsecured 05/01/17	5.000%	110,000	117,363

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.2%
Greenbrier Companies, Inc. Senior Unsecured 04/01/18	3.500%	300,000	314,062
Retailers 0.1%
RadioShack Corp. Senior Unsecured(c) 08/01/13	2.500%	145,000	143,550
Rite Aid Corp. Senior Unsecured 05/15/15	8.500%	95,000	135,850
Total			279,400
Technology 0.3%
Alcatel-Lucent U.S.A., Inc. 06/15/25	2.875%	160,000	160,000
Ciena Corp. Senior Unsecured 06/15/17	0.875%	300,000	281,625
Digital River, Inc. Senior Unsecured 11/01/30	2.000%	150,000	148,312
Powerwave Technologies, Inc. Subordinated Notes(d) 10/01/27	3.875%	155,000	872
Total			590,809
Tobacco 0.1%
Alliance One International, Inc. 07/15/14	5.500%	180,000	180,788
Vector Group Ltd. Senior Unsecured(b) 01/15/19	2.500%	90,000	105,975
Total			286,763
Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	200,000	180,000
Total Convertible Bonds (Cost: $5,976,861)			5,967,277

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Treasury Bills 0.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
United States 0.9%
U.S. Treasury Bills 09/19/13	0.050%	750,000	749,893
10/17/13	0.060%	250,000	249,943
11/07/13	0.060%	500,000	499,859
Total			1,499,695
Total Treasury Bills (Cost: $1,499,506)			1,499,695

Money Market Funds 58.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(e)(f)	104,637,618	104,637,618
Total Money Market Funds (Cost: $104,637,618)		104,637,618
Total Investments (Cost: $162,749,082)		178,561,452

Investments Sold Short (9.6)%

Common Stocks (9.6)%

Issuer	Shares	Value ($)
Consumer Discretionary (2.0)%
Auto Components (0.2)%
Autoliv, Inc.	(2,205)	(173,004)
BorgWarner, Inc.(a)	(1,470)	(119,173)
Total		(292,177)
Hotels, Restaurants & Leisure (0.5)%
Burger King Worldwide, Inc.	(8,230)	(152,090)
Cheesecake Factory, Inc. (The)	(6,860)	(273,851)
Chipotle Mexican Grill, Inc.(a)	(400)	(144,400)
Royal Caribbean Cruises Ltd.	(2,650)	(92,777)
Wendy's Co. (The)	(36,906)	(219,591)
Total		(882,709)
Leisure Equipment & Products (0.1)%
Hasbro, Inc.	(2,920)	(129,881)
Media (0.7)%
Discovery Communications, Inc., Class A(a)	(3,020)	(238,157)
DreamWorks Animation SKG, Inc., Class A(a)	(7,965)	(174,752)
Grupo Televisa SAB, ADR	(7,229)	(188,532)
Omnicom Group, Inc.	(4,069)	(252,807)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Pearson PLC, ADR	(10,373)	(192,731)
Time Warner, Inc.	(3,875)	(226,184)
Total		(1,273,163)
Multiline Retail (0.1)%
Kohl's Corp.	(3,575)	(183,791)
Specialty Retail (0.3)%
Aeropostale, Inc.(a)	(13,745)	(200,815)
Guess?, Inc.	(7,230)	(229,769)
L Brands, Inc.	(3,635)	(181,786)
Total		(612,370)
Textiles, Apparel & Luxury Goods (0.1)%
Under Armour, Inc., Class A(a)	(3,964)	(245,768)
Total Consumer Discretionary		(3,619,859)
Consumer Staples (0.7)%
Beverages (0.1)%
Monster Beverage Corp.(a)	(2,020)	(110,272)
Food & Staples Retailing (0.1)%
SYSCO Corp.	(3,453)	(116,711)
Food Products (0.2)%
General Mills, Inc.	(4,779)	(224,995)
McCormick & Co., Inc.	(3,735)	(258,014)
Total		(483,009)
Household Products (0.3)%
Church & Dwight Co., Inc.	(4,330)	(263,308)
Clorox Co. (The)	(3,090)	(256,717)
Total		(520,025)
Total Consumer Staples		(1,230,017)
Financials (1.9)%
Capital Markets (0.4)%
Morgan Stanley	(10,846)	(280,911)
Northern Trust Corp.	(3,932)	(228,646)
T Rowe Price Group, Inc.	(1,865)	(141,479)
Total		(651,036)
Commercial Banks (0.4)%
KeyCorp	(16,933)	(182,538)
M&T Bank Corp.	(2,686)	(281,761)
Westamerica Bancorporation	(3,920)	(176,518)
Total		(640,817)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance (0.4)%
Principal Financial Group, Inc.	(4,230)	(160,106)
Progressive Corp. (The)	(7,280)	(185,567)
WR Berkley Corp.	(4,695)	(192,354)
XL Group PLC	(7,350)	(231,011)
Total		(769,038)
Real Estate Investment Trusts (REITs) (0.7)%
Ashford Hospitality Trust, Inc.	(10,600)	(140,026)
BRE Properties, Inc.	(2,776)	(138,772)
Health Care REIT, Inc.	(2,310)	(157,149)
Healthcare Realty Trust, Inc.	(6,977)	(185,658)
Mack-Cali Realty Corp.	(4,940)	(130,910)
Parkway Properties, Inc.	(9,740)	(167,333)
Regency Centers Corp.	(3,562)	(183,799)
Washington Real Estate Investment Trust	(6,537)	(181,860)
Total		(1,285,507)
Total Financials		(3,346,398)
Health Care (1.7)%
Biotechnology (0.5)%
Acorda Therapeutics, Inc.(a)	(1,025)	(34,286)
Cubist Pharmaceuticals, Inc.(a)	(2,145)	(117,868)
Immunogen, Inc.	(12,948)	(237,855)
Incyte Corp., Ltd.(a)	(6,614)	(146,632)
Isis Pharmaceuticals, Inc.	(10,555)	(228,516)
Seattle Genetics, Inc.	(975)	(33,462)
United Therapeutics Corp.(a)	(1,450)	(96,381)
Total		(895,000)
Health Care Equipment & Supplies (0.3)%
Becton Dickinson and Co.	(2,082)	(205,327)
CR Bard, Inc.	(2,085)	(214,943)
Stryker Corp.	(1,408)	(93,477)
Total		(513,747)
Health Care Providers & Services (0.2)%
Laboratory Corp. of America Holdings(a)	(2,818)	(280,363)
WellPoint, Inc.	(2,060)	(158,558)
Total		(438,921)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services (0.2)%
Mettler-Toledo International, Inc.(a)	(571)	(124,626)
QIAGEN NV	(10,645)	(198,849)
Total		(323,475)
Pharmaceuticals (0.5)%
Auxilium Pharmaceuticals, Inc.(a)	(2,150)	(32,078)
Bristol-Myers Squibb Co.	(6,410)	(294,924)
Eli Lilly & Co.	(4,385)	(233,107)
Novartis AG, ADR	(3,433)	(246,352)
Shire PLC, ADR	(1,175)	(115,702)
Total		(922,163)
Total Health Care		(3,093,306)
Industrials (1.4)%
Aerospace & Defense (0.1)%
L-3 Communications Holdings, Inc.	(1,645)	(139,973)
United Technologies Corp.	(970)	(92,053)
Total		(232,026)
Air Freight & Logistics (0.1)%
Expeditors International of Washington, Inc.	(5,085)	(198,468)
Building Products (0.2)%
Armstrong World Industries, Inc.	(1,680)	(87,310)
Masco Corp.	(12,128)	(254,930)
Total		(342,240)
Commercial Services & Supplies (0.3)%
Cintas Corp.	(4,327)	(197,549)
Iron Mountain, Inc.	(4,245)	(152,141)
Waste Management, Inc.	(4,310)	(180,718)
Total		(530,408)
Construction & Engineering (0.1)%
Jacobs Engineering Group, Inc.(a)	(4,047)	(230,720)
Machinery (0.2)%
Deere & Co.	(1,020)	(88,852)
PACCAR, Inc.	(4,853)	(260,121)
Total		(348,973)
Road & Rail (0.3)%
Con-way, Inc.	(5,125)	(194,852)
Kansas City Southern	(2,371)	(262,470)
Total		(457,322)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors (0.1)%
Fastenal Co.	(2,685)	(140,103)
Total Industrials		(2,480,260)
Information Technology (1.6)%
Computers & Peripherals (0.3)%
Diebold, Inc.	(5,950)	(191,649)
Hewlett-Packard Co.	(9,959)	(243,199)
Lexmark International, Inc., Class A	(7,057)	(215,309)
Total		(650,157)
Electronic Equipment, Instruments & Components (0.2)%
Corning, Inc.	(13,325)	(204,805)
Dolby Laboratories, Inc., Class A	(2,755)	(96,425)
Total		(301,230)
IT Services (0.4)%
Computer Sciences Corp.	(5,499)	(245,310)
Paychex, Inc.	(6,814)	(253,685)
SAIC, Inc.	(11,025)	(159,863)
Total		(658,858)
Semiconductors & Semiconductor Equipment (0.3)%
International Rectifier Corp.(a)	(10,270)	(225,735)
Texas Instruments, Inc.	(5,875)	(210,854)
Xilinx, Inc.	(2,420)	(98,373)
Total		(534,962)

Investments Sold Short (continued)

Common Stocks (continued)

Issuer	Shares	Value ($)
Software (0.4)%
Adobe Systems, Inc.(a)	(5,226)	(224,248)
ANSYS, Inc.(a)	(3,219)	(239,815)
Concur Technologies, Inc.(a)	(1,730)	(139,663)
SAP AG, ADR	(2,818)	(206,954)
Total		(810,680)
Total Information Technology		(2,955,887)
Materials (0.3)%
Construction Materials (0.1)%
Martin Marietta Materials, Inc.	(1,714)	(186,877)
Containers & Packaging (0.1)%
MeadWestvaco Corp.	(6,656)	(232,960)
Metals & Mining (0.1)%
Alcoa, Inc.	(14,336)	(121,856)
Total Materials		(541,693)
Total Common Stocks (Proceeds: $14,343,845)		(17,267,420)
Total Investments Sold Short (Proceeds: $14,343,845)		(17,267,420)
Total Investments, Net of Investments Sold Short		161,294,032
Other Assets & Liabilities, Net		17,781,948
Net Assets		179,075,980

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2013

At May 31, 2013, $4,628,120 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3-Month Euro Euribor	140	45,366,133	March 2014	8,817	—
3-Month Euro Swiss Franc	(83)	(21,692,837)	March 2014	—	(207)
3-Month Euroyen	(381)	(94,562,565)	March 2014	3,413	—
90-Day Eurodollar	(259)	(64,478,050)	March 2014	—	(3,859)
90-Day Sterling	(479)	(90,464,556)	March 2014	8,302	—
Australia Treasury Bond, 10-year	49	4,531,978	June 2013	—	(4,747)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Futures Contracts Outstanding at May 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Canadian Bank Acceptance	(135)	(32,101,157)	March 2014	2,869	—
Canadian Treasury Bond, 10-year	(39)	(5,089,279)	September 2013	31,123	—
CAC40-10 Euro	23	1,178,132	June 2013	—	(7,612)
CBOE VIX Index	31	497,550	June 2013	1,469	—
CBOE VIX Index	(98)	(1,680,700)	July 2013	—	(86,855)
CBOE VIX Index	105	1,869,000	August 2013	60,227	—
CBOE VIX Index	(79)	(1,449,650)	September 2013	—	(46,705)
CBOE VIX Index	8	150,400	October 2013	3,515	—
DAX Index	6	1,631,153	June 2013	1,003	—
Euro-Bund, 10-year	17	3,175,379	June 2013	5,244	—
Euro STOXX 50	55	1,983,028	June 2013	24,666	—
FTSE 100 Index	10	998,777	June 2013	—	(614)
FTSE MIB Index	18	2,015,756	June 2013	30,249	—
Hang Seng Index	(2)	(285,639)	June 2013	341	—
IBEX-35 Index	3	324,429	June 2013	—	(9,175)
Japanese Government Bond, 10-year	(5)	(7,083,769)	June 2013	5,774	—
MSCI Singapore Index	78	4,554,294	June 2013	—	(149,308)
OMXS 30 Index	168	3,086,897	June 2013	—	(31,199)
SPI 200 Index	(11)	(1,298,311)	June 2013	32,159	—
S&P 500 Emini Index	(607)	(49,440,150)	June 2013	—	(2,175,801)
S&P 500 Index	(7)	(2,850,750)	June 2013	5,401	—
S&P/TSE 60 Index	(32)	(4,477,994)	June 2013	—	(46,662)
TOPIX Index	(5)	(563,685)	June 2013	72,824	—
United Kingdom Long GILT, 10-year	(37)	(6,510,579)	September 2013	38,529	—
U.S. Long Bond, 20-year	4	560,125	September 2013	—	(1,257)
Total				335,925	(2,564,001)

Interest Rate Swap Contracts Outstanding at May 31, 2013

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Receive	0.940	October 26, 2022	CHF	32,500,000	415,992	—
JPMorgan	3-Month SEK STIBOR-SIDE	Pay	2.245	April 11, 2023	SEK	88,600,000	—	(104,057)
Total							415,992	(104,057)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	June 14, 2013	24,074,061 AUD	24,763,645 USD	1,740,733	—
Citigroup Global Markets, Inc.	June 14, 2013	497,168 AUD	503,687 USD	28,227	—
Citigroup Global Markets, Inc.	June 14, 2013	2,074,310 AUD	2,106,377 USD	122,638	—
Wells Fargo Bank	June 14, 2013	2,339,898 AUD	2,382,143 USD	144,412	—
Citigroup Global Markets, Inc.	June 14, 2013	9,562,576 CAD	9,386,259 USD	164,813	—
Citigroup Global Markets, Inc.	June 14, 2013	994,730 CAD	967,493 USD	8,249	—
HSBC Securities (USA), Inc.	June 14, 2013	10,500,000 CAD	10,249,870 USD	124,442	—
Wells Fargo Bank	June 14, 2013	2,600,000 CAD	2,542,514 USD	35,265	—
Citigroup Global Markets, Inc.	June 14, 2013	2,274,960 CHF	2,354,939 USD	—	(24,354)
HSBC Securities (USA), Inc.	June 14, 2013	11,654,427 CHF	12,532,836 USD	343,926	—
HSBC Securities (USA), Inc.	June 14, 2013	5,300,000 CHF	5,459,442 USD	—	(83,621)
HSBC Securities (USA), Inc.	June 14, 2013	214,612 CHF	230,628 USD	6,174	—
Standard Chartered Bank	June 14, 2013	211,733 CHF	217,582 USD	—	(3,862)
Wells Fargo Bank	June 14, 2013	805,345 CHF	865,525 USD	23,246	—
Citigroup Global Markets, Inc.	June 14, 2013	24,000,000 EUR	31,380,240 USD	184,561	—
HSBC Securities (USA), Inc.	June 14, 2013	11,453,597 EUR	14,975,239 USD	87,625	—
HSBC Securities (USA), Inc.	June 14, 2013	608,054 EUR	780,186 USD	—	(10,175)
HSBC Securities (USA), Inc.	June 14, 2013	44,334 EUR	57,842 USD	215	—
HSBC Securities (USA), Inc.	June 14, 2013	44,333 EUR	57,851 USD	226	—
HSBC Securities (USA), Inc.	June 14, 2013	1,423,401 EUR	1,861,410 USD	11,245	—
Citigroup Global Markets, Inc.	June 14, 2013	10,355,681 GBP	15,859,244 USD	125,935	—
Citigroup Global Markets, Inc.	June 14, 2013	311,889 GBP	471,651 USD	—	(2,199)
HSBC Securities (USA), Inc.	June 14, 2013	12,984 GBP	19,875 USD	149	—
HSBC Securities (USA), Inc.	June 14, 2013	1,900,000 GBP	2,957,065 USD	70,407	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	June 14, 2013	41,298 GBP	62,363 USD	—	(381)
Wells Fargo Bank	June 14, 2013	1,395,150 GBP	2,134,990 USD	15,347	—
Citigroup Global Markets, Inc.	June 14, 2013	2,896,200,000 JPY	29,527,451 USD	695,464	—
Citigroup Global Markets, Inc.	June 14, 2013	63,572,396 JPY	629,738 USD	—	(3,132)
Citigroup Global Markets, Inc.	June 14, 2013	292,300,000 JPY	2,958,784 USD	48,906	—
HSBC Securities (USA), Inc.	June 14, 2013	316,720,010 JPY	3,116,948 USD	—	(36,034)
Wells Fargo Bank	June 14, 2013	50,511,184 JPY	515,016 USD	12,171	—
Citigroup Global Markets, Inc.	June 14, 2013	55,013,640 NOK	9,440,350 USD	69,756	—
Citigroup Global Markets, Inc.	June 14, 2013	6,386,319 NOK	1,091,174 USD	3,378	—
HSBC Securities (USA), Inc.	June 14, 2013	89,400,330 NOK	15,535,431 USD	307,679	—
Wells Fargo Bank	June 14, 2013	10,283,490 NOK	1,789,294 USD	37,685	—
Wells Fargo Bank	June 14, 2013	1,963,726 NOK	336,678 USD	2,192	—
Citigroup Global Markets, Inc.	June 14, 2013	14,452,381 NZD	12,186,980 USD	708,223	—
Citigroup Global Markets, Inc.	June 14, 2013	2,046,618 NZD	1,743,086 USD	117,566	—
HSBC Securities (USA), Inc.	June 14, 2013	554,354 NZD	473,202 USD	32,908	—
Citigroup Global Markets, Inc.	June 14, 2013	64,329,166 SEK	10,031,535 USD	321,423	—
Citigroup Global Markets, Inc.	June 14, 2013	42,995,744 SEK	6,472,104 USD	—	(17,853)
Citigroup Global Markets, Inc.	June 14, 2013	3,588,414 SEK	551,546 USD	9,896	—
Citigroup Global Markets, Inc.	June 14, 2013	5,811,495 SEK	873,775 USD	—	(3,436)
Wells Fargo Bank	June 14, 2013	10,592,780 SEK	1,657,018 USD	58,099	—
Citigroup Global Markets, Inc.	June 14, 2013	11,190,286 SGD	9,081,005 USD	227,533	—
Citigroup Global Markets, Inc.	June 14, 2013	4,972,278 SGD	3,929,560 USD	—	(4,381)
HSBC Securities (USA), Inc.	June 14, 2013	26,436,475 SGD	21,367,307 USD	451,437	—
HSBC Securities (USA), Inc.	June 14, 2013	1,566,768 SGD	1,267,121 USD	27,534	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Wells Fargo Bank	June 14, 2013	10,453,832 SGD	8,419,062 USD	148,255	—
Citigroup Global Markets, Inc.	June 14, 2013	3,739,787 USD	3,797,332 AUD	—	(108,258)
HSBC Securities (USA), Inc.	June 14, 2013	13,969,381 USD	13,991,064 AUD	—	(589,208)
HSBC Securities (USA), Inc.	June 14, 2013	514,191 USD	497,168 AUD	—	(38,731)
HSBC Securities (USA), Inc.	June 14, 2013	2,145,334 USD	2,074,310 AUD	—	(161,596)
Wells Fargo Bank	June 14, 2013	1,779,719 USD	1,804,873 AUD	—	(53,652)
Citigroup Global Markets, Inc.	June 14, 2013	2,008,089 USD	2,083,838 CAD	1,411	—
Citigroup Global Markets, Inc.	June 14, 2013	8,960,069 USD	9,205,988 CAD	—	(82,493)
Citigroup Global Markets, Inc.	June 14, 2013	189,505 USD	193,681 CAD	—	(2,733)
HSBC Securities (USA), Inc.	June 14, 2013	1,175,741 USD	1,220,595 CAD	1,311	—
HSBC Securities (USA), Inc.	June 14, 2013	6,912,531 USD	7,015,206 CAD	—	(147,582)
HSBC Securities (USA), Inc.	June 14, 2013	783,085 USD	801,049 CAD	—	(10,613)
Wells Fargo Bank	June 14, 2013	1,293,429 USD	1,322,673 CAD	—	(17,940)
Citigroup Global Markets, Inc.	June 14, 2013	1,342,112 USD	1,295,285 CHF	12,575	—
Citigroup Global Markets, Inc.	June 14, 2013	9,248,980 USD	8,600,000 CHF	—	(254,575)
Citigroup Global Markets, Inc.	June 14, 2013	230,696 USD	214,612 CHF	—	(6,242)
HSBC Securities (USA), Inc.	June 14, 2013	3,540,665 USD	3,435,466 CHF	52,356	—
Wells Fargo Bank	June 14, 2013	1,026,068 USD	971,835 CHF	—	(9,663)
Citigroup Global Markets, Inc.	June 14, 2013	11,839,127 USD	9,148,541 EUR	52,331	—
Citigroup Global Markets, Inc.	June 14, 2013	1,277,530 USD	970,190 EUR	—	(16,457)
Citigroup Global Markets, Inc.	June 14, 2013	27,953 USD	21,358 EUR	—	(192)
Citigroup Global Markets, Inc.	June 14, 2013	1,857,503 USD	1,423,401 EUR	—	(7,338)
HSBC Securities (USA), Inc.	June 14, 2013	1,240,453 USD	956,361 EUR	2,645	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	June 14, 2013	25,516,169 USD	19,514,900 EUR	—	(150,312)
Wells Fargo Bank	June 14, 2013	1,018,960 USD	792,934 EUR	11,712	—
Wells Fargo Bank	June 14, 2013	3,907,307 USD	3,000,827 EUR	—	(6,772)
Wells Fargo Bank	June 14, 2013	30,057 USD	22,976 EUR	—	(192)
Wells Fargo Bank	June 14, 2013	57,965 USD	44,333 EUR	—	(339)
Citigroup Global Markets, Inc.	June 14, 2013	224,472 USD	149,245 GBP	2,275	—
HSBC Securities (USA), Inc.	June 14, 2013	7,214,829 USD	4,785,411 GBP	55,612	—
HSBC Securities (USA), Inc.	June 14, 2013	10,667,060 USD	6,934,191 GBP	—	(131,992)
HSBC Securities (USA), Inc.	June 14, 2013	245,450 USD	160,348 GBP	—	(1,834)
Wells Fargo Bank	June 14, 2013	278,353 USD	184,148 GBP	1,422	—
Wells Fargo Bank	June 14, 2013	92,136 USD	60,348 GBP	—	(449)
Wells Fargo Bank	June 14, 2013	2,655,986 USD	1,739,652 GBP	—	(12,945)
Citigroup Global Markets, Inc.	June 14, 2013	99,803 USD	10,224,787 JPY	1,985	—
Citigroup Global Markets, Inc.	June 14, 2013	1,006,025 USD	98,700,000 JPY	—	(23,456)
HSBC Securities (USA), Inc.	June 14, 2013	5,037,961 USD	515,798,223 JPY	96,867	—
HSBC Securities (USA), Inc.	June 14, 2013	17,388,051 USD	1,704,761,091 JPY	—	(416,969)
HSBC Securities (USA), Inc.	June 14, 2013	2,981,330 USD	292,300,000 JPY	—	(71,452)
Wells Fargo Bank	June 14, 2013	8,093,425 USD	793,888,801 JPY	—	(190,175)
Citigroup Global Markets, Inc.	June 14, 2013	4,171,840 USD	24,603,091 NOK	18,857	—
Citigroup Global Markets, Inc.	June 14, 2013	7,879,622 USD	45,480,650 NOK	—	(132,804)
HSBC Securities (USA), Inc.	June 14, 2013	5,220,599 USD	30,481,585 NOK	—	(28,603)
HSBC Securities (USA), Inc.	June 14, 2013	1,110,423 USD	6,386,319 NOK	—	(22,627)
HSBC Securities (USA), Inc.	June 14, 2013	341,443 USD	1,963,726 NOK	—	(6,957)
Wells Fargo Bank	June 14, 2013	22,671 USD	130,303 NOK	—	(476)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Forward Foreign Currency Exchange Contracts Open at May 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	June 14, 2013	2,797,430 USD	3,376,852 NZD	—	(115,377)
Citigroup Global Markets, Inc.	June 14, 2013	981,154 USD	1,156,952 NZD	—	(62,248)
HSBC Securities (USA), Inc.	June 14, 2013	10,947,441 USD	13,194,283 NZD	—	(467,925)
Wells Fargo Bank	June 14, 2013	1,012,020 USD	1,200,000 NZD	—	(58,924)
Wells Fargo Bank	June 14, 2013	750,578 USD	889,666 NZD	—	(43,963)
Citigroup Global Markets, Inc.	June 14, 2013	2,480,159 USD	16,502,563 SEK	10,808	—
HSBC Securities (USA), Inc.	June 14, 2013	5,921,366 USD	39,274,104 SEK	6,830	—
HSBC Securities (USA), Inc.	June 14, 2013	14,899,444 USD	95,807,159 SEK	—	(437,911)
HSBC Securities (USA), Inc.	June 14, 2013	561,053 USD	3,588,414 SEK	—	(19,402)
HSBC Securities (USA), Inc.	June 14, 2013	908,634 USD	5,811,495 SEK	—	(31,423)
Wells Fargo Bank	June 14, 2013	250,695 USD	1,626,506 SEK	—	(5,184)
Citigroup Global Markets, Inc.	June 14, 2013	8,840,696 USD	11,187,737 SGD	10,759	—
Citigroup Global Markets, Inc.	June 14, 2013	7,419,348 USD	9,306,698 SGD	—	(56,124)
Citigroup Global Markets, Inc.	June 14, 2013	1,267,335 USD	1,566,768 SGD	—	(27,748)
HSBC Securities (USA), Inc.	June 14, 2013	16,228,857 USD	20,558,343 SGD	36,384	—
HSBC Securities (USA), Inc.	June 14, 2013	9,329,006 USD	11,684,821 SGD	—	(84,272)
Wells Fargo Bank	June 14, 2013	3,004,913 USD	3,742,994 SGD	—	(43,551)
Citigroup Global Markets, Inc.	July 15, 2013	9,470,000 CHF	9,930,060 USD	22,544	—
Citigroup Global Markets, Inc.	July 15, 2013	12,664,000 EUR	16,534,752 USD	70,895	—
HSBC Securities (USA), Inc.	July 15, 2013	8,197,000 NZD	6,625,676 USD	129,326	—
Standard Chartered Bank	July 15, 2013	9,928,466 USD	10,276,000 AUD	—	(123,835)
HSBC Securities (USA), Inc.	July 15, 2013	16,561,440 USD	17,074,000 CAD	—	(109,079)
Standard Chartered Bank	July 16, 2013	6,620,282 USD	667,854,000 JPY	29,223	—
Total				7,146,068	(4,582,021)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Variable rate security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $820,993 or 0.46% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2013, the value of these securities amounted to $872, which represents less than 0.01% of net assets.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	82,132,097	195,580,871	(173,075,350)	104,637,618	142,249	104,637,618

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as  Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs  and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	9,712,096	—	—	9,712,096
Consumer Staples	5,256,381	—	—	5,256,381
Energy	4,400,041	—	—	4,400,041
Financials	10,311,027	—	—	10,311,027
Health Care	10,842,694	—	—	10,842,694
Industrials	6,653,939	—	—	6,653,939
Information Technology	12,163,001	—	—	12,163,001
Materials	2,047,553	—	—	2,047,553
Telecommunication Services	1,285,825	—	—	1,285,825
Utilities	960,944	—	—	960,944
Common Stocks — Investments Sold Short
Consumer Discretionary	(3,619,859)	—	—	(3,619,859)
Consumer Staples	(1,230,017)	—	—	(1,230,017)
Financials	(3,346,398)	—	—	(3,346,398)
Health Care	(3,093,306)	—	—	(3,093,306)
Industrials	(2,480,260)	—	—	(2,480,260)
Information Technology	(2,955,887)	—	—	(2,955,887)
Materials	(541,693)	—	—	(541,693)
Convertible Preferred Stocks
Consumer Discretionary	46,467	—	—	46,467
Consumer Staples	—	164,163	—	164,163
Energy	95,920	91,694	—	187,614
Financials	640,416	646,244	—	1,286,660
Industrials	144,816	265,031	—	409,847
Information Technology	—	185,500	—	185,500
Utilities	215,040	328,070	—	543,110
Total Equity Securities	47,508,740	1,680,702	—	49,189,442

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Convertible Bonds	—	5,967,277	—	5,967,277
Total Bonds	—	5,967,277	—	5,967,277
Short-Term Securities
Treasury Bills	1,499,695	—	—	1,499,695
Total Short-Term Securities	1,499,695	—	—	1,499,695
Other
Money Market Funds	104,637,618	—	—	104,637,618
Total Other	104,637,618	—	—	104,637,618
Investments in Securities	153,646,053	7,647,979	—	161,294,032
Derivatives
Assets
Futures Contracts	335,925	—	—	335,925
Swap Contracts	—	415,992	—	415,992
Forward Foreign Currency Exchange Contracts	—	7,146,068	—	7,146,068
Liabilities
Futures Contracts	(2,564,001)	—	—	(2,564,001)
Swap Contracts	—	(104,057)	—	(104,057)
Forward Foreign Currency Exchange Contracts	—	(4,582,021)	—	(4,582,021)
Total	151,417,977	10,523,961	—	161,941,938

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end, May 31, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	546,556	546,556	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Non-Agency ($)
Balance as of May 31, 2012	1,998,521
Accrued discounts/premiums	—
Realized gain (loss)	7,033
Change in unrealized appreciation (depreciation)(a)	(30)
Sales	(2,005,524)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of May 31, 2013	—

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2013 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $58,111,464)	$73,923,834
Affiliated issuers (identified cost $104,637,618)	104,637,618
Total investments (identified cost $162,749,082)	178,561,452
Cash collateral held at broker	11,084,525
Margin deposits on futures contracts	4,628,120
Unrealized appreciation on forward foreign currency exchange contracts	7,146,068
Unrealized appreciation on swap contracts	415,992
Receivable for:
Investments sold	1,204,954
Capital shares sold	981,361
Dividends	128,248
Interest	58,817
Reclaims	60
Variation margin on futures contracts	699,087
Due from custodian	524,000
Due from broker	334,313
Expense reimbursement due from Investment Manager	421
Prepaid expenses	368
Total assets	205,767,786
Liabilities
Securities sold short, at value (proceeds $14,343,845)	17,267,420
Disbursements in excess of cash	86,332
Unrealized depreciation on forward foreign currency exchange contracts	4,582,021
Unrealized depreciation on swap contracts	104,057
Payable for:
Investments purchased	4,278,502
Capital shares purchased	224,434
Dividends and interest on securities sold short	36,162
Investment management fees	4,006
Distribution and/or service fees	471
Transfer agent fees	23,869
Administration fees	391
Compensation of board members	7,308
Other expenses	76,833
Total liabilities	26,691,806
Net assets applicable to outstanding capital stock	$179,075,980
Represented by
Paid-in capital	$174,305,214
Excess of distributions over net investment income	(278,347)
Accumulated net realized loss	(8,465,117)
Unrealized appreciation (depreciation) on:
Investments	15,812,370
Foreign currency translations	(22,471)
Forward foreign currency exchange contracts	2,564,047
Futures contracts	(2,228,076)
Securities sold short	(2,923,575)
Swap contracts	311,935
Total — representing net assets applicable to outstanding capital stock	$179,075,980

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$30,863,177
Shares outstanding	3,026,811
Net asset value per share	$10.20
Maximum offering price per share(a)	$10.52
Class B
Net assets	$139,639
Shares outstanding	13,810
Net asset value per share	$10.11
Class C
Net assets	$3,433,092
Shares outstanding	339,266
Net asset value per share	$10.12
Class I
Net assets	$120,035,819
Shares outstanding	11,729,596
Net asset value per share	$10.23
Class R
Net assets	$2,541
Shares outstanding	250
Net asset value per share	$10.16
Class R5
Net assets	$2,575
Shares outstanding	251
Net asset value per share	$10.26
Class W
Net assets	$24,381,632
Shares outstanding	2,395,340
Net asset value per share	$10.18
Class Z
Net assets	$217,505
Shares outstanding	21,271
Net asset value per share	$10.23

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$1,546,554
Dividends — affiliated issuers	142,249
Interest	512,216
Foreign taxes withheld	(4,819)
Total income	2,196,200
Expenses:
Investment management fees	1,465,808
Distribution and/or service fees
Class A	92,226
Class B	1,335
Class C	44,110
Class R	12
Class W	53,212
Transfer agent fees
Class A	155,969
Class B	569
Class C	18,716
Class R	11
Class R5(a)	1
Class W	92,946
Class Z	2,630
Administration fees	143,006
Compensation of board members	12,714
Custodian fees	137,657
Printing and postage fees	58,860
Registration fees	83,367
Professional fees	41,416
Dividends and interest on securities sold short	547,340
Other	12,851
Total expenses	2,964,756
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(410,834)
Total net expenses	2,553,922
Net investment loss	(357,722)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,655,349
Foreign currency translations	(297,378)
Forward foreign currency exchange contracts	(322,448)
Futures contracts	(2,044,232)
Swap contracts	1,114,522
Net realized gain	2,105,813
Net change in unrealized appreciation (depreciation) on:
Investments	10,747,172
Foreign currency translations	18,601
Forward foreign currency exchange contracts	2,589,284
Futures contracts	(5,803,272)
Securities sold short	(2,799,313)
Swap contracts	(412,051)
Net change in unrealized appreciation (depreciation)	4,340,421
Net realized and unrealized gain	6,446,234
Net increase in net assets resulting from operations	$6,088,512

(a) For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012
Operations
Net investment loss	$(357,722)	$(196,927)
Net realized gain (loss)	2,105,813	(8,394,926)
Net change in unrealized appreciation (depreciation)	4,340,421	8,880,182
Net increase in net assets resulting from operations	6,088,512	288,329
Distributions to shareholders
Net investment income
Class A	(263,068)	—
Class I	(1,416,491)	—
Class R	(15)	—
Class R5	(30)	—
Class W	(198,082)	—
Class Z	(5,278)	—
Net realized gains
Class A	—	(11,276)
Class B	—	(41)
Class C	—	(1,290)
Class I	—	(30,161)
Class R	—	(1)
Class W	—	(7,883)
Class Z	—	(356)
Total distributions to shareholders	(1,882,964)	(51,008)
Increase (decrease) in net assets from capital stock activity	(4,525,241)	106,963,529
Total increase (decrease) in net assets	(319,693)	107,200,850
Net assets at beginning of year	179,395,673	72,194,823
Net assets at end of year	$179,075,980	$179,395,673
Undistributed (excess of distributions over) net investment income	$(278,347)	$788,095

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	648,674	6,503,934	4,722,036	46,967,196
Distributions reinvested	26,338	262,594	946	9,372
Redemptions	(2,233,662)	(22,299,176)	(1,269,374)	(12,665,672)
Net increase (decrease)	(1,558,650)	(15,532,648)	3,453,608	34,310,896
Class B shares
Subscriptions	2,337	23,247	19,045	188,960
Distributions reinvested	—	—	4	35
Redemptions(b)	(5,850)	(57,724)	(7,921)	(78,510)
Net increase (decrease)	(3,513)	(34,477)	11,128	110,485
Class C shares
Subscriptions	36,605	364,071	449,782	4,464,921
Distributions reinvested	—	—	122	1,205
Redemptions	(223,038)	(2,213,623)	(59,473)	(590,338)
Net increase (decrease)	(186,433)	(1,849,552)	390,431	3,875,788
Class I shares
Subscriptions	2,309,702	23,166,610	13,426,215	133,751,642
Distributions reinvested	141,930	1,416,460	3,037	30,160
Redemptions	(1,593,728)	(16,108,323)	(8,474,511)	(84,521,357)
Net increase	857,904	8,474,747	4,954,741	49,260,445
Class R5 shares
Subscriptions	251	2,500	—	—
Net increase	251	2,500	—	—
Class W shares
Subscriptions	937,358	9,368,020	5,873,197	58,463,704
Distributions reinvested	19,906	198,060	795	7,883
Redemptions	(431,153)	(4,312,339)	(4,005,013)	(39,747,861)
Net increase	526,111	5,253,741	1,868,979	18,723,726
Class Z shares
Subscriptions	15,545	154,942	127,184	1,265,223
Distributions reinvested	526	5,253	33	332
Redemptions	(99,856)	(999,747)	(58,391)	(583,366)
Net increase (decrease)	(83,785)	(839,552)	68,826	682,189
Total net increase (decrease)	(448,115)	(4,525,241)	10,747,713	106,963,529

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.04)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.36		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.32		(0.02)		(0.02)
Less distributions to shareholders:
Net investment income	(0.08)		—		—
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.08)		(0.00	)(b)	—
Net asset value, end of period	$10.20		$9.96		$9.98
Total return	3.19%		(0.17	%)(d)	(0.20%)
Ratios to average net assets(e)(f)
Total gross expenses	2.07	%(g)	1.99	%(g)	3.83	%(g)(h)
Total net expenses(i)	1.68	%(g)	1.65	%(g)	1.57	%(g)(h)
Net investment loss	(0.45%)		(0.26%)		(0.67	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$30,863		$45,673		$11,301
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.30%, 0.27% and 0.20% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.88		$9.97		$10.00
Income from investment operations:
Net investment loss	(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	0.35		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.23		(0.09)		(0.03)
Less distributions to shareholders:
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	—		(0.00	)(b)	—
Net asset value, end of period	$10.11		$9.88		$9.97
Total return	2.33%		(0.88	%)(d)	(0.30%)
Ratios to average net assets(e)(f)
Total gross expenses	2.82	%(g)	2.75	%(g)	4.21	%(g)(h)
Total net expenses(i)	2.43	%(g)	2.40	%(g)	2.32	%(g)(h)
Net investment loss	(1.20%)		(1.03%)		(1.41	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$140		$171		$62
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.30%, 0.27% and 0.19% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.88		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.12)		(0.10)		(0.02)
Net realized and unrealized gain (loss)	0.36		(0.01	)(b)	(0.00	)(b)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.24		(0.10)		(0.02)
Less distributions to shareholders:
Net realized gains	—		(0.00	)(c)	—
Total distributions to shareholders	—		(0.00	)(c)	—
Net asset value, end of period	$10.12		$9.88		$9.98
Total return	2.43%		(0.98	%)(d)	(0.20%)
Ratios to average net assets(e)(f)
Total gross expenses	2.82	%(g)	2.74	%(g)	4.81	%(g)(h)
Total net expenses(i)	2.43	%(g)	2.40	%(g)	2.35	%(g)(h)
Net investment loss	(1.20%)		(1.01%)		(1.41	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$3,433		$5,196		$1,350
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.30%, 0.27% and 0.23% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.00		$9.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	0.35		0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.35		0.01		(0.01)
Less distributions to shareholders:
Net investment income	(0.12)		—		—
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.12)		(0.00	)(b)	—
Net asset value, end of period	$10.23		$10.00		$9.99
Total return	3.54%		0.13	%(d)	(0.10%)
Ratios to average net assets(e)(f)
Total gross expenses	1.40	%(g)	1.38	%(g)	2.92	%(g)(h)
Total net expenses(i)	1.26	%(g)	1.32	%(g)	1.22	%(g)(h)
Net investment income (loss)	(0.03%)		0.01%		(0.37	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$120,036		$108,694		$59,115
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.31%, 0.26% and 0.16% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.93		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.07)		(0.06)		(0.02)
Net realized and unrealized gain (loss)	0.36		0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.29		(0.05)		(0.02)
Less distributions to shareholders:
Net investment income	(0.06)		—		—
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.06)		(0.00	)(b)	—
Net asset value, end of period	$10.16		$9.93		$9.98
Total return	2.93%		(0.47	%)(d)	(0.20%)
Ratios to average net assets(e)(f)
Total gross expenses	2.31	%(g)	2.28	%(g)	3.32	%(g)(h)
Total net expenses(i)	1.91	%(g)	1.86	%(g)	1.75	%(g)(h)
Net investment loss	(0.67%)		(0.59%)		(0.98	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$3		$2		$2
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.28%, 0.23% and 0.13% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.96
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.43
Total from investment operations	0.42
Less distributions to shareholders:
Net investment income	(0.12)
Total distributions to shareholders	(0.12)
Net asset value, end of period	$10.26
Total return	4.25%
Ratios to average net assets(b)
Total gross expenses	1.42	%(c)(d)
Total net expenses(e)	1.27	%(c)(d)
Net investment loss	(0.15	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	61%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.29% for the year ended May 31, 2013.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.98		$10.00
Income from investment operations:
Net investment loss	(0.05)		(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.36		0.00	(b)	(0.01	)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.31		(0.02)		(0.02)
Less distributions to shareholders:
Net investment income	(0.09)		—		—
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.09)		(0.00	)(b)	—
Net asset value, end of period	$10.18		$9.96		$9.98
Total return	3.13%		(0.17	%)(d)	(0.20%)
Ratios to average net assets(e)(f)
Total gross expenses	2.08	%(g)	1.98	%(g)	3.05	%(g)(h)
Total net expenses(i)	1.69	%(g)	1.63	%(g)	1.50	%(g)(h)
Net investment loss	(0.47%)		(0.28%)		(0.73	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$24,382		$18,610		$2
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.31%, 0.25% and 0.13% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.99		$9.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss)	0.36		(0.01	)(c)	(0.00	)(b)(c)
Increase from payments by affiliate	—		0.01		—
Total from investment operations	0.34		0.00		(0.01)
Less distributions to shareholders:
Net investment income	(0.10)		—		—
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.10)		(0.00	)(b)	—
Net asset value, end of period	$10.23		$9.99		$9.99
Total return	3.45%		0.03	%(d)	(0.10%)
Ratios to average net assets(e)(f)
Total gross expenses	1.82	%(g)	1.71	%(g)	3.36	%(g)(h)
Total net expenses(i)	1.45	%(g)	1.40	%(g)	1.30	%(g)(h)
Net investment income (loss)	(0.16%)		(0.00	%)(b)	(0.45	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$218		$1,049		$362
Portfolio turnover	61%		132%		16%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.13%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.32%, 0.27% and 0.17% for the years ended May 31, 2013, 2012 and 2011, respectively.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Absolute Return Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to gain a mix of market exposure to major currencies.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market and to gain a mix of market exposures to interest rates, equity indices, foreign currencies, and sovereign debt. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market and to gain a mix of market exposure to interest rates. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	231,854	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	7,146,068
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	3,413	*
Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Unrealized appreciation on swap contracts	415,992
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	92,356	*
Commodity contracts	Net assets — unrealized appreciation on futures contracts	8,302	*
Total		7,897,985
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	2,553,931	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	4,582,021
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	4,066	*
Interest rate contracts	Unrealized depreciation on swap contracts	104,057
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	6,004	*
Total		7,250,079

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(1,803,377)	—	(1,803,377)
Foreign exchange contracts	(322,448)	(263,497)	—	(585,945)
Interest rate contracts	—	72,175	1,114,522	1,186,697
Commodity contracts	—	(49,533)	—	(49,533)
Total	(322,448)	(2,044,232)	1,114,522	(1,252,158)

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(4,977,775)	—	(4,977,775)
Foreign exchange contracts	2,589,284	(480,679)	—	2,108,605
Interest rate contracts	—	(353,120)	(412,051)	(765,171)
Commodity contracts	—	8,302	—	8,302
Total	2,589,284	(5,803,272)	(412,051)	(3,626,039)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	2,957
Futures contracts	57,540

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund's use of short sales in effect "leverages" the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.82% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $1,731.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.42%
Class B	0.43
Class C	0.42
Class R	0.43
Class R5*	0.05
Class W	0.44
Class Z	0.40

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $13,000 and $9,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,120 for Class A and $50 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through September 30, 2013		Prior to August 1, 2012
Class A	1.38%		1.38%
Class B	2.13		2.13
Class C	2.13		2.13
Class I	0.93		1.06
Class R	1.63		1.63
Class R5	0.98	*	—
Class W	1.38		1.38
Class Z	1.13		1.13

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, derivative investments and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,174,244
Accumulated net realized loss	(1,174,244)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013	2012
Ordinary income	$1,882,964	$125
Long-term capital gains	—	50,883
Total	$1,882,964	$51,008

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$44,537
Accumulated realized loss	(7,479,686)
Unrealized appreciation	14,509,657

At May 31, 2013, the cost of investments for federal income tax purposes was $164,051,795 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,424,568
Unrealized depreciation	(914,911)
Net unrealized appreciation	14,509,657

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	3,348,950
Unlimited long-term	4,130,736
Total	7,479,686

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $57,289,654 and $83,765,544, respectively, for the year ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 97.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2013

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Absolute Return Multi-Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Multi-Strategy Fund (the "Fund") (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 30, 2013

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	85.55%
Dividends Received Deduction	75.83%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management styles involved and the particular market environments. The Board observed that appropriate steps (such as changes to the management team) had been taken to help improve the Fund's performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that for the Fund, a portion of the expense ratio (i.e., dividend expenses and borrowing costs on securities sold short) is not included in the expense cap methodology, as is consistent with the general exclusion of investment related expenses. In this connection, the Board also considered the Independent Consultant's report that concluded that the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers and the exclusion of dividend expenses and borrowing costs on securities sold short) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services
Agreement (continued)

to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013

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Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Absolute Return Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN107_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Commodity Strategy Fund

Columbia Commodity Strategy Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Commodity Strategy Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Commodity Strategy Fund

Performance Overview

Performance Summary

>	Columbia Commodity Strategy Fund (the Fund) Class W shares returned 0.71% for the 12-month period that ended May 31, 2013.

>	The Fund’s benchmark, the Dow Jones-UBS Commodity Index, returned 1.84% for the same period.

>	Fees, which the Fund incurs but the index does not, generally accounted for the shortfall in return. Positioning in both livestock and energy also held back results.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	Life
Class A*	06/18/12
Excluding sales charges		0.59	-8.32
Including sales charges		-5.23	-11.22
Class C*	06/18/12
Excluding sales charges		-0.15	-9.01
Including sales charges		-1.15	-9.01
Class I	07/28/11	1.06	-7.91
Class R*	06/18/12	0.34	-8.55
Class R4*	03/19/13	0.64	-8.30
Class W	07/28/11	0.71	-8.26
Class Z*	06/18/12	0.83	-8.20
Dow Jones-UBS Commodity Index		1.84	-11.56

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class W shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Dow Jones-UBS Commodity Index, is a broadly diversified index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class W shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at May 31, 2013)
Commodities Futures Contracts(1)
Agriculture	35.2
Energy	36.2
Industrial Metals	16.0
Precious Metals	12.6
Total Notional Market Value of Commodities Futures Contracts	100.0

(1) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $87,662,748.

Other Portfolio Holdings (%) (at May 31, 2013)
Affiliated Money Market Fund(2)	95.0
Other Assets and Liabilities	5.0
Total Net Assets	100.0

(2) Percentage based upon net assets. Investments in affiliated money market fund and cash held by the Fund to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives which provide exposure to the commodities market.

At May 31, 2013, approximately 95% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Commodity Strategy Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Commodity Strategy Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Threadneedle International Limited, an indirect-wholly-owned subsidiary of

Ameriprise Financial, Inc., is the subadviser to the Fund.

For the 12-month period that ended May 31, 2013, the Fund’s Class W shares returned 0.71%. The Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index, which returned 1.84% over the same 12-month period. Fees, which the Fund incurs but the benchmark does not, generally accounted for the shortfall. Positioning in both livestock and energy also held back results. In livestock, we invested in the feeder cattle group (versus live cattle or lean hogs), which is not represented in the benchmark. In energy, we underweighted natural gas, which rose in price. An underweight relative to the benchmark in base metals aided relative results. The Fund uses futures contracts and other derivatives to gain exposure to the commodity markets.

A Volatile Period for Global Commodity Markets

Volatility prevailed over the 12-month period in the global commodity markets, affected by macroeconomic factors as well as by extreme weather conditions in the United States. Commodity sectors were polarized, with strong positive results coming from energy and some grain stocks, while base metals, livestock and precious metals generated mostly negative returns. Market sentiment remained generally bearish towards base metals for much of the period, dominated by concerns over slowing Chinese growth and the strengthening U.S. dollar. Precious metals were very weak, as both gold and silver experienced double-digit declines during the period. An unusually cold winter drove up natural gas prices, while a severe drought in farming regions affected crop and livestock prices.

Contributors and Detractors

The largest positive contribution to the Fund’s results relative to the benchmark came from an underweight in the base metal sector, where prices softened because of slowing demand from China. A stronger U.S. dollar in currency markets also eroded returns from base metals. The Fund also benefited from positioning in grains, where we correctly anticipated that corn prices would fall back during the first quarter of 2013, as South American corn production moved into international markets.

Unusual weather conditions in the United States, especially in the Midwest and Eastern regions, undermined the Fund’s exposure in livestock and in energy. In livestock, an out-of-benchmark position in feeder cattle detracted from results, as the drought in the U.S. Midwest resulted in rising prices for feed crops. Meanwhile, the prolonged and unusually cold winter in the Midwest and the East increased demand for natural gas, resulting in rising prices. As a result, our decision to underweight natural gas significantly hampered results.

4	Annual Report 2013

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

As the period ended, commodity prices appeared less volatile than they have been in recent history, suggesting that demand has leveled off and production has caught up with demand. As we survey the implied volatilities in the options markets for individual commodities, we see levels that are approaching 10-year lows. Recent commodity prices also currently appear to be having a relatively benign impact on other asset classes, as prices are facilitating adequate supplies without causing inflationary spikes. As a result, we believe the current commodity price environment is supportive for equity markets, bond markets and overall economic growth. While the dominant market sentiment towards commodities has been negative for several months, we also believe this sentiment has the potential to set the stage for higher prices.

By sector, we tend to favor the energy group at present, especially oil-based energy. We also have increased the Fund’s allocation to natural gas. Meanwhile, we currently continue to de-emphasize base metals and maintain broadly neutral positions in grains and precious metals. The Fund’s exposure to livestock is generally in line with the benchmark at present. We currently have a negative outlook for both coffee and cotton. As a consequence, the Fund was underweighted in these soft commodities at the close of the fiscal year.

Investment Risks

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, certain types of commodities instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Investments in asset backed and mortgage backed securities are subject to prepayment risk which can limit the potential for gain during a declining interest rate environment and increases the potential for loss in a rising interest rate environment. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. If the IRS were to change its position as set out in a number of private letter rulings, such that the Fund’s income from a wholly owned subsidiary (through which the Fund indirectly invests in commodity-linked investments) and any directly-held commodity-linked instruments is not “qualifying income”, the Fund may be unable to qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government and, therefore, have increased credit risk.

Annual Report 2013	5

Columbia Commodity Strategy Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	901.60		1,019.25	5.40		5.74	1.14
Class C	1,000.00	1,000.00	899.00		1,015.46	9.00		9.55	1.90
Class I	1,000.00	1,000.00	904.20		1,021.44	3.32		3.53	0.70
Class R	1,000.00	1,000.00	901.40		1,018.05	6.54		6.94	1.38
Class R4	1,000.00	1,000.00	939.80	*	1,020.44	1.72	*	4.53	0.90	*
Class W	1,000.00	1,000.00	902.60		1,019.20	5.45		5.79	1.15
Class Z	1,000.00	1,000.00	902.70		1,020.44	4.27		4.53	0.90

*	For the period March 19, 2013 through May 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Money Market Funds 95.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(a)(b)	83,511,742	83,511,742

Total Money Market Funds (Cost: $83,511,742)		83,511,742

Total Investments
(Cost: $83,511,742)		83,511,742

Other Assets & Liabilities, Net		4,378,819

Net Assets		87,890,561

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2013

At May 31, 2013, $4,957,446 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Brent Crude	92	9,218,400	August 2013	—	(309,586)

Cattle Feeder	24	1,731,900	August 2013	—	(73,752)

Coffee ‘C’	23	1,095,806	July 2013	—	(106,990)

Copper	71	5,900,987	December 2013	—	(85,266)

Corn	121	4,005,100	July 2013	140,283	—

Corn	77	2,183,913	December 2013	117,485	—

Cotton No. 2	23	912,640	July 2013	—	(91,531)

Gas Oil	35	2,959,250	July 2013	—	(76,265)

Gasoline RBOB	52	6,016,701	July 2013	—	(184,459)

Gold 100 oz.	60	8,358,000	August 2013	—	(368,583)

Heating Oil	25	2,960,265	October 2013	—	(115,769)

Live Cattle	56	2,772,000	October 2013	—	(52,485)

LME Nickel	11	982,608	November 2013	—	(32,472)

LME Pri Aluminum	65	3,143,563	November 2013	34,241	—

LME Zinc	28	1,364,300	November 2013	33,828	—

Natural Gas	282	11,516,880	October 2013	—	(118,136)

Red Wheat	13	530,075	December 2013	—	(2,296)

Silver	23	2,557,945	July 2013	—	(615,804)

Soybean	72	5,436,000	July 2013	531,267	—

Soybean Meal	68	2,617,320	December 2013	239,455	—

Soybean Oil	85	2,438,310	December 2013	—	(96,694)

Sugar #11	89	1,649,704	July 2013	—	(119,470)

Sugar #11	77	1,457,456	October 2013	—	(182,226)

Wheat KCB	38	1,479,625	December 2013	—	(23,269)

Wheat CBT	57	2,080,500	December 2013	—	(18,911)

WTI Crude	25	2,293,500	October 2013	—	(83,654)

Total				1,096,559	(2,757,618)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2013

Notes to Consolidated Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2013.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,156,891	126,102,373	(65,747,522)	83,511,742	78,632	83,511,742

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Money Market Funds	83,511,742	—	—	83,511,742

Total Money Market Funds	83,511,742	—	—	83,511,742

Derivatives

Assets

Futures Contracts	1,096,559	—	—	1,096,559

Liabilities

Futures Contracts	(2,757,618)	—	—	(2,757,618)

Total	81,850,683	—	—	81,850,683

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

Affiliated issuers (identified cost $83,511,742)	$83,511,742

Margin deposits on futures contracts	4,957,446

Receivable for:

Capital shares sold	3,602

Dividends	8,482

Prepaid expenses	279

Total assets	88,481,551

Liabilities

Payable for:

Capital shares purchased	287

Variation margin on futures contracts	559,019

Investment management fees	1,333

Distribution and/or service fees	32

Transfer agent fees	678

Administration fees	194

Compensation of board members	4,492

Expense reimbursement due to Investment Manager	1,173

Other expenses	23,782

Total liabilities	590,990

Net assets applicable to outstanding capital stock	$87,890,561

Represented by

Paid-in capital	$94,469,090

Undistributed net investment income	997,434

Accumulated net realized loss	(5,914,904)

Unrealized appreciation (depreciation) on:

Futures contracts	(1,661,059)

Total — representing net assets applicable to outstanding capital stock	$87,890,561

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$3,779,616

Shares outstanding	443,377

Net asset value per share	$8.52

Maximum offering price per share(a)	$9.04

Class C

Net assets	$145,059

Shares outstanding	17,146

Net asset value per share	$8.46

Class I

Net assets	$83,816,201

Shares outstanding	9,757,435

Net asset value per share	$8.59

Class R

Net assets	$120,145

Shares outstanding	14,131

Net asset value per share	$8.50

Class R4

Net assets	$2,351

Shares outstanding	274

Net asset value per share(b)	$8.59

Class W

Net assets	$2,131

Shares outstanding	250

Net asset value per share(b)	$8.53

Class Z

Net assets	$25,058

Shares outstanding	2,933

Net asset value per share	$8.54

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended May 31, 2013

Net investment income

Income:

Dividends — affiliated issuers	$78,632

Total income	78,632

Expenses:

Investment management fees	327,809

Distribution and/or service fees

Class A(a)	2,897

Class C(a)	412

Class R(a)	306

Class W	6

Transfer agent fees

Class A(a)	2,225

Class C(a)	88

Class R(a)	109

Class R4(b)	1

Class W	6

Class Z(a)	17

Administration fees	47,681

Compensation of board members	9,434

Custodian fees	5,515

Printing and postage fees	13,051

Registration fees	103,649

Professional fees	46,255

Other	13,449

Total expenses	572,910

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(149,155)

Total net expenses	423,755

Net investment loss	(345,123)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	6,013

Futures contracts	(5,920,917)

Net realized loss	(5,914,904)

Net change in unrealized appreciation (depreciation) on:

Futures contracts	(145,906)

Net change in unrealized appreciation (depreciation)	(145,906)

Net realized and unrealized loss	(6,060,810)

Net decrease in net assets from operations	$(6,405,933)

(a)	Class A, Class C, Class R and Class Z are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Class R4 is for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)(b)	Year Ended May 31, 2012
Operations

Net investment loss	$(345,123)	$(75,550)

Net realized loss	(5,914,904)	(1,911,987)

Net change in unrealized appreciation (depreciation)	(145,906)	(1,515,153)

Net decrease in net assets resulting from operations	(6,405,933)	(3,502,690)

Increase (decrease) in net assets from capital stock activity	69,718,769	28,080,415

Total increase in net assets	63,312,836	24,577,725

Net assets at beginning of year	24,577,725	—

Net assets at end of year	$87,890,561	$24,577,725

Undistributed (excess of distributions over) net investment income	$997,434	$(50,383)

(a)	Class A, Class C, Class R and Class Z are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Class R4 is for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)(b)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	469,345	4,312,759	—	—

Redemptions	(25,968)	(234,027)	—	—

Net increase	443,377	4,078,732	—	—

Class C shares

Subscriptions	17,451	156,799	—	—

Redemptions	(305)	(2,664)	—	—

Net increase	17,146	154,135	—	—

Class I shares

Subscriptions	7,640,771	72,445,101	2,901,244	28,178,089

Redemptions	(774,317)	(7,122,970)	(10,263)	(100,174)

Net increase	6,866,454	65,322,131	2,890,981	28,077,915

Class R shares

Subscriptions	18,080	167,978	—	—

Redemptions	(3,949)	(33,647)	—	—

Net increase	14,131	134,331	—	—

Class R4 shares

Subscriptions	274	2,500	—	—

Net increase	274	2,500	—	—

Class W shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class Z shares

Subscriptions	2,933	26,940	—	—

Net increase	2,933	26,940	—	—

Total net increase	7,344,315	69,718,769	2,891,231	28,080,415

(a)	Class A, Class C, Class R and Class Z are for the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Class R4 is for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.50

Income from investment operations:

Net investment loss	(0.08)

Net realized and unrealized gain	0.10	(b)

Total from investment operations	0.02

Net asset value, end of period	$8.52

Total return	0.24%

Ratios to average net assets(c)

Total gross expenses	1.25	%(d)

Total net expenses(e)	1.14	%(d)

Net investment loss	(1.02	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,780

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class C	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.50

Income from investment operations:

Net investment loss	(0.15)

Net realized and unrealized gain	0.11	(b)

Total from investment operations	(0.04)

Net asset value, end of period	$8.46

Total return	(0.47%)

Ratios to average net assets(c)

Total gross expenses	2.01	%(d)

Total net expenses(e)	1.90	%(d)

Net investment loss	(1.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$145

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class I	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.50	$10.00

Income from investment operations:

Net investment loss	(0.05)	(0.04)

Net realized and unrealized gain (loss)	0.14 (b)	(1.46)

Total from investment operations	0.09	(1.50)

Net asset value, end of period	$8.59	$8.50

Total return	1.06%	(15.00%)

Ratios to average net assets(c)

Total gross expenses	0.95%	1.62	%(d)

Total net expenses(e)	0.70%	0.70	%(d)

Net investment loss	(0.57%)	(0.56	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$83,816	$24,576

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class R	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.50

Income from investment operations:

Net investment loss	(0.11)

Net realized and unrealized gain	0.11	(b)

Total from investment operations	0.00

Net asset value, end of period	$8.50

Total return	(0.00%)

Ratios to average net assets(c)

Total gross expenses	1.52	%(d)

Total net expenses(e)	1.38	%(d)

Net investment loss	(1.25	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$120

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.14

Income from investment operations:

Net investment loss	(0.01)

Net realized and unrealized loss	(0.54)

Total from investment operations	(0.55)

Net asset value, end of period	$8.59

Total return	(6.02%)

Ratios to average net assets(b)

Total gross expenses	0.92	%(c)

Total net expenses(d)	0.90	%(c)

Net investment loss	(0.78	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended May 31,
Class W	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.47	$10.00

Income from investment operations:

Net investment loss	(0.09)	(0.08)

Net realized and unrealized gain (loss)	0.15 (b)	(1.45)

Total from investment operations	0.06	(1.53)

Net asset value, end of period	$8.53	$8.47

Total return	0.71%	(15.30%)

Ratios to average net assets(c)

Total gross expenses	1.51%	2.76	%(d)

Total net expenses(e)	1.15%	1.15	%(d)

Net investment loss	(0.98%)	(0.99	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class Z	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.50

Income from investment operations:

Net investment loss	(0.06)

Net realized and unrealized gain	0.10	(b)

Total from investment operations	0.04

Net asset value, end of period	$8.54

Total return	0.47%

Ratios to average net assets(c)

Total gross expenses	1.05	%(d)

Total net expenses(e)	0.90	%(d)

Net investment loss	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$25

Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to May 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, although each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class A shares commenced operations on June 18, 2012.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase. Class C shares commenced operations on June 18, 2012.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors. Class R shares commenced operations on June 18, 2012.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors. Class Z shares commenced operations on June 18, 2012.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and

22	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodity markets. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized appreciation on futures contracts	1,096,559	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized depreciation on futures contracts	2,757,618	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(5,920,917)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(145,906)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	7,968

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013	23

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial Inc. (Ameriprise Financial), is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At May 31, 2013, the Fund’s investment in the Subsidiary represented $13,502,947 or 15.4% of the net assets of the Fund.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility

24	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.55% to 0.44% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.55% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $1,402.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19	%*
Class C	0.21	*
Class R	0.18	*
Class R4	0.21	*
Class W	0.25
Class Z	0.21	*

*	Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual

Annual Report 2013	25

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,829 for Class A shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	August 1, 2012 through September 30, 2013
Class A	1.15	%*
Class C	1.90	*
Class I	0.70
Class R	1.40	*
Class R4	0.90	**
Class W	1.15
Class Z	0.90	*

*	Annual rate is contractual from June 18, 2012 (the commencement of operations of each share class) through September 30, 2013.

**	Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through March 18, 2014.

Prior to August 1, 2012, the agreement to waive fees and/or reimburse expenses was the same for Classes I and W.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for Trustees’ deferred compensation, net operating losses, investments in commodity subsidiary and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,392,940
Accumulated net realized loss	—
Paid-in capital	(1,392,940)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the year ended May 31, 2013 and period ended May 31, 2012, there were no distributions.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gain	—
Accumulated realized loss	—
Unrealized depreciation	(9,544,473)

At May 31, 2013, the cost of investments for federal income tax purposes was $97,454,841 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	(9,544,473)
Net unrealized depreciation	$(9,544,473)

26	Annual Report 2013

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2013, the Fund will elect to treat late year ordinary losses of $170,991 as arising on June 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the year ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 95.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the Fund’s ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements

Annual Report 2013	27

Columbia Commodity Strategy Fund

Consolidated Notes to Financial Statements (continued)

May 31, 2013

with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2013

Columbia Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The consolidated statements of changes in net assets and the consolidated financial highlights of the Fund for the period ended May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

Annual Report 2013	29

Columbia Commodity Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

30	Annual Report 2013

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	31

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

32	Annual Report 2013

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	33

Columbia Commodity Strategy Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

34	Annual Report 2013

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements. The Board’s review and approval also encompassed Advisory Agreements with the Fund’s wholly-owned subsidiary. Unless context otherwise dictates, references to the “Fund” in this discussion also include the wholly-owned subsidiary.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Board took into account its comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Board also recalled the information the CIO provided it identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Board also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

Annual Report 2013	35

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher

36	Annual Report 2013

Columbia Commodity Strategy Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

Annual Report 2013	37

Columbia Commodity Strategy Fund

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38	Annual Report 2013

Columbia Commodity Strategy Fund

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Annual Report 2013	39

Columbia Commodity Strategy Fund

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40	Annual Report 2013

Columbia Commodity Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN129_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Flexible Capital Income Fund

Columbia Flexible Capital Income Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Flexible Capital Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Flexible Capital Income Fund

Performance Overview

Performance Summary

>	Columbia Flexible Capital Income Fund (the Fund) Class A shares returned 21.18% excluding sales charges for the 12-month period ended May 31, 2013.

>	The Fund outperformed its Blended Index, which returned 20.71% for the same 12-month period.

>	The broad U.S. fixed-income market, represented by Barclays U.S. Aggregate Bond Index, returned 0.91% during the same 12-month period.

>	The Fund’s performance during the fiscal year benefited from an emphasis on conservative equities and high-yield bonds.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	Life
Class A	07/28/11
Excluding sales charges		21.18	13.94
Including sales charges		14.21	10.34
Class C	07/28/11
Excluding sales charges		20.26	13.06
Including sales charges		19.26	13.06
Class I	07/28/11	21.55	14.23
Class R	07/28/11	20.87	13.59
Class R4*	11/08/12	21.33	14.02
Class R5*	11/08/12	21.33	14.02
Class W	07/28/11	21.13	13.88
Class Z	07/28/11	21.46	14.15
Blended Index		20.71	11.66
Barclays U.S. Aggregate Bond Index		0.91	3.92
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index, established by the Investment Manager, is comprised of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Barclays U.S. Convertibles Composite Index which includes all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Flexible Capital Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at May 31, 2013)
BlackRock, Inc.	1.5
Royal Dutch Shell PLC, ADR	1.5
General Electric Co.	1.5
Chevron Corp.	1.5
Chesapeake Energy Corp., 5.750%	1.5
Goodrich Petroleum Corp. 8.875% 2019	1.5
Sprint Nextel Corp. 9.000% 2018	1.2
Dendreon Corp. 2.875% 2016	1.1
Visteon Corp. 6.750% 2019	1.1
Greenbrier Companies, Inc. 3.500% 2018	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2013, the Fund’s Class A shares returned 21.18% excluding sales charges. The Fund outperformed its Blended Index, which returned 20.71% during the same 12-month period. The Blended Index consists of one-third of each of the following: the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Fund’s performance during the fiscal year benefited from an emphasis on conservative equities and high-yield bonds.

The Fund also outperformed the broad U.S. fixed-income market, represented by the Barclays U.S. Aggregate Bond Index, which returned 0.91% for the same period.

A Modest Pickup in U.S. Economic Growth

During the period, the U.S. economy struggled to maintain a modest level of growth as Europe’s general economic woes, a financial crisis in Cyprus and efforts at home to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) clouded economic prospects. Weakening manufacturing activity and the sequester added to the concerns of U.S. consumers in the new year, even though the sequester has had surprisingly little material impact on the economy to date. In fact, the pace of economic growth picked up somewhat as the year commenced, aided by continued job growth and a rebound in the housing market. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even though there has been only modest improvement in the overall pace of economic growth since the current cycle of recovery began in 2009, the trend remains positive. Against this backdrop, U.S. investors bid prices higher on stocks and other riskier assets as central banks continued to pour liquidity into key markets. However, volatility reduced those gains in the final month of the period.

Asset Allocation Aided Results

While many balanced funds maintain permanent allocations to high quality bonds, we have no such restriction in managing the Fund; and we correctly judged that the risk/reward profile for high quality bonds was poor relative to the environment that prevailed over the past 12 months. What’s more, our bottom up selection process did not reveal any attractive opportunities within the sector. As a result, we ended the year with no exposure to high quality bonds, with only minimal exposure during the period, which benefited performance as high quality bonds were generally poor performers.

In the same vein, our emphasis on common stocks and high-yield bonds within the financials sector aided results. Within financials, BlackRock, JP Morgan and Synovus bonds were particularly strong. Investments related to the housing market, such as Home Depot, Cemex and Lennar did well as the housing market began to recover. We sold Home Depot and reaped a large gain during the period. Large-cap industrial conglomerates and dividend-paying health care stocks generated solid results, including General Electric, Raytheon and United Technology and Johnson & Johnson, Pfizer and Abbvie (a spinoff from Abbot Labs). Finally, the Fund enjoyed good returns from certain bonds and convertibles purchased to benefit from corporate credit improvement. Rite Aid bonds and Chesapeake Energy convertible preferred stock were strong performers and good examples of this strategy.

4	Annual Report 2013

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance (continued)

Few Disappointments for the Period

The Fund’s strong returns reflect few disappointments for the period. The share prices of ATM maker Diebold and Apple Computer declined. However, both companies raised their dividends and we maintain positions in both. The Fund also experienced losses in some small convertible holdings, namely Endeavor International in the energy sector and mining companies Jaguar Mining and Molycorp in the materials sector. All three struggled with declining commodity prices in the face of operational issues, which we believe are now largely behind them.

Looking Ahead

Over the course of the period, the Fund’s strong equity performance, combined with some profit taking in successful high-yield bond positions, served to reduce the Fund’s bond allocation to less than 25%. However, interest rates began to tick up late in the period, and we may consider raising the Fund’s bond allocation if that trend continues. Because we do not currently see inflation as an imminent concern, we would likely view higher interest rates as an opportunity to buy bonds of medium duration and acceptable quality. It is also worth noting that none of the companies currently represented in the portfolio have reduced their dividends over the past year and many have increased them. As a result of these factors, we remain constructive on the income outlook for the Fund going forward.

Investment Risks

The Fund may invest in debt, equity, and/or convertible securities. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. The Fund’s investment in below-investment grade loans or other debt securities, commonly called “high-yield” or “junk,” exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade loans or other debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors due to an increase in short-term capital gains. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social, and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets.

Annual Report 2013	5

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	37.3
Consumer Discretionary	0.9
Consumer Staples	2.8
Energy	3.8
Financials	8.6
Health Care	3.5
Industrials	4.3
Information Technology	5.8
Materials	2.9
Telecommunication Services	2.8
Utilities	1.9
Convertible Bonds	20.4
Consumer Discretionary	1.8
Consumer Staples	1.2
Energy	0.3
Financials	3.4
Health Care	3.9
Industrials	3.4
Materials	2.0
Telecommunication	4.4
Convertible Preferred Stocks	13.8
Consumer Discretionary	1.4
Consumer Staples	1.9
Energy	2.4
Financials	4.3
Industrials	1.0
Utilities	2.8
Corporate Bonds & Notes	21.1
Consumer Discretionary	3.9
Consumer Staples	1.0
Energy	2.1
Financials	1.6
Health Care	3.7
Industrials	2.8
Materials	1.9
Telecommunication	3.3
Utilities	0.8
Money Market Funds	7.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

6	Annual Report 2013

Columbia Flexible Capital Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,118.20	1,019.45	5.81	5.54	1.10
Class C	1,000.00	1,000.00	1,113.00	1,015.71	9.75	9.30	1.85
Class I	1,000.00	1,000.00	1,118.70	1,020.99	4.17	3.98	0.79
Class R	1,000.00	1,000.00	1,115.80	1,018.20	7.12	6.79	1.35
Class R4	1,000.00	1,000.00	1,118.70	1,020.69	4.49	4.28	0.85
Class R5	1,000.00	1,000.00	1,118.70	1,020.74	4.44	4.23	0.84
Class W	1,000.00	1,000.00	1,117.50	1,019.45	5.81	5.54	1.10
Class Z	1,000.00	1,000.00	1,119.40	1,020.69	4.49	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Flexible Capital Income Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 38.7%
Issuer	Shares	Value ($)
Consumer Discretionary 1.0%
Hotels, Restaurants & Leisure 1.0%

McDonald’s Corp.	13,000	1,255,410

Total Consumer Discretionary		1,255,410

Consumer Staples 2.9%
Food Products 1.0%

Kellogg Co.	20,230	1,255,271

Household Products 0.9%

Procter & Gamble Co. (The)	16,130	1,238,139

Tobacco 1.0%

Philip Morris International, Inc.	13,820	1,256,376

Total Consumer Staples		3,749,786

Energy 3.9%
Oil, Gas & Consumable Fuels 3.9%

Chevron Corp.	15,350	1,884,213

ConocoPhillips	20,560	1,261,150

Royal Dutch Shell PLC, ADR	28,510	1,892,209

Total		5,037,572

Total Energy		5,037,572

Financials 8.9%
Capital Markets 2.4%

Ares Capital Corp.	72,920	1,251,307

BlackRock, Inc.	6,780	1,892,976

Total		3,144,283

Commercial Banks 2.0%

Cullen/Frost Bankers, Inc.	19,840	1,276,704

Huntington Bancshares, Inc.	164,340	1,273,635

Total		2,550,339

Diversified Financial Services 1.0%

JPMorgan Chase & Co.	23,240	1,268,672

Insurance 2.0%

Aflac, Inc.	22,720	1,265,277

Travelers Companies, Inc. (The)	15,220	1,274,218

Total		2,539,495

Real Estate Investment Trusts (REITs) 1.5%

Colony Financial, Inc.	28,440	629,946

Starwood Property Trust, Inc.	49,080	1,245,160

Total		1,875,106

Total Financials		11,377,895

Health Care 3.7%
Biotechnology 0.7%

Amgen, Inc.	9,160	920,855

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.0%

AbbVie, Inc.	28,870	1,232,460

Johnson & Johnson	14,910	1,255,124

Merck & Co., Inc.	27,230	1,271,641

Total		3,759,225

Total Health Care		4,680,080

Industrials 4.4%
Aerospace & Defense 1.0%

Raytheon Co.	18,850	1,256,164

Industrial Conglomerates 1.4%

General Electric Co.	81,140	1,892,185

Machinery 1.0%

Stanley Black & Decker, Inc.	15,970	1,265,143

Road & Rail 1.0%

CSX Corp.	50,330	1,268,819

Total Industrials		5,682,311

Information Technology 6.0%
Communications Equipment 1.0%

Cisco Systems, Inc.	53,030	1,276,962

Computers & Peripherals 2.0%

Apple, Inc.	2,860	1,286,085

Diebold, Inc.	39,790	1,281,636

Total		2,567,721

IT Services 1.0%

Automatic Data Processing, Inc.	18,300	1,257,576

Semiconductors & Semiconductor Equipment 2.0%

Analog Devices, Inc.	27,930	1,282,825

Microchip Technology, Inc.	34,490	1,258,195

Total		2,541,020

Total Information Technology		7,643,279

Materials 3.0%
Chemicals 2.0%

Dow Chemical Co. (The)	36,670	1,263,648

EI du Pont de Nemours & Co.	22,830	1,273,686

Total		2,537,334

Paper & Forest Products 1.0%

International Paper Co.	27,330	1,261,279

Total Materials		3,798,613

Telecommunication Services 2.9%
Diversified Telecommunication Services 2.9%

AT&T, Inc.	35,660	1,247,743

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
CenturyLink, Inc.	35,870	1,224,961

Verizon Communications, Inc.	25,670	1,244,482

Total		3,717,186

Total Telecommunication Services		3,717,186

Utilities 2.0%
Electric Utilities 1.0%

Duke Energy Corp.	18,820	1,259,623

Multi-Utilities 1.0%

CMS Energy Corp.	47,140	1,270,423

Total Utilities		2,530,046

Total Common Stocks
(Cost: $43,714,407)		49,472,178

Convertible Preferred Stocks 14.3%
Consumer Discretionary 1.5%
Automobiles 1.0%

General Motors Co., 4.750%	25,300	1,234,893

Media 0.5%

Interpublic Group of Companies, Inc. (The), 5.250%	500	623,438

Total Consumer Discretionary		1,858,331

Consumer Staples 2.0%
Food Products 2.0%

Bunge Ltd., 4.875%	12,500	1,282,525

Post Holdings, Inc., 3.750%(a)	11,500	1,241,873

Total		2,524,398

Total Consumer Staples		2,524,398

Energy 2.4%
Oil, Gas & Consumable Fuels 2.4%

Apache Corp., 6.000%	26,500	1,239,935

Chesapeake Energy Corp., 5.750%(a)	1,700	1,865,750

Total		3,105,685

Total Energy		3,105,685

Financials 4.5%
Commercial Banks 1.0%

Wells Fargo & Co., 7.500%	1,000	1,255,000

Diversified Financial Services 1.0%

Bank of America Corp., 7.250%	1,100	1,306,800

Real Estate Investment Trusts (REITs) 2.5%

Alexandria Real Estate Equities, Inc., 7.000%	45,000	1,251,562

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Health Care REIT, Inc., 6.500%	19,500	1,228,500

iStar Financial, Inc., 4.500%	11,000	624,734

Total		3,104,796

Total Financials		5,666,596

Industrials 1.0%
Aerospace & Defense 1.0%

United Technologies Corp., 7.500%	21,500	1,297,310

Total Industrials		1,297,310

Utilities 2.9%
Electric Utilities 2.0%

NextEra Energy, Inc., 5.599%	23,500	1,277,965

PPL Corp., 8.750%	23,500	1,263,360

Total		2,541,325

Multi-Utilities 0.9%

CenterPoint Energy, Inc., 0.274%(b)	25,000	1,201,563

Total Utilities		3,742,888

Total Convertible Preferred Stocks
(Cost: $16,515,848)		18,195,208

Corporate Bonds & Notes 21.8%
	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	600,000	589,500

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	471,000	513,390

Total			1,102,890

Automotive 2.7%
Allison Transmission, Inc.(a)
05/15/19	7.125%	900,000	965,250

Goodyear Tire & Rubber Co. (The)
03/01/21	6.500%	1,100,000	1,157,750

Visteon Corp.
04/15/19	6.750%	1,260,000	1,345,050

Total			3,468,050

Banking 0.9%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	931,000	1,084,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 1.7%
Manitowoc Co., Inc. (The)
02/15/18	9.500%	900,000	985,500

United Rentals North America, Inc.
09/15/20	8.375%	1,100,000	1,199,000

Total			2,184,500

Diversified Manufacturing 0.3%
Tomkins LLC/Inc. Secured
10/01/18	9.000%	324,000	358,020

Electric 0.8%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	900,000	1,053,000

Food and Beverage 1.0%
Chiquita Brands International, Inc./LLC Senior Secured(a)
02/01/21	7.875%	733,000	787,975

Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	475,000	534,375

Total			1,322,350

Health Care 2.0%
Alere, Inc.(a)
06/15/20	6.500%	1,200,000	1,212,000

HCA, Inc. Senior Secured
03/15/22	5.875%	850,000	932,875

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	500,000	445,000

Total			2,589,875

Independent Energy 2.2%
Goodrich Petroleum Corp.
03/15/19	8.875%	1,800,000	1,849,500

Laredo Petroleum, Inc.
02/15/19	9.500%	800,000	906,000

Total			2,755,500

Media Non-Cable 0.8%
AMC Networks, Inc.
07/15/21	7.750%	900,000	1,012,500

Metals 2.0%
Alpha Natural Resources, Inc.
04/15/18	9.750%	1,200,000	1,284,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Steel Corp.
Senior Unsecured
04/01/21	6.875%	1,250,000	1,268,750

Total			2,552,750

Non-Captive Diversified 0.8%
International Lease Finance Corp.
Senior Unsecured
08/15/22	5.875%	900,000	960,750

Pharmaceuticals 1.8%
Elan Finance PLC/Corp.(a)
Senior Unsecured
06/15/21	6.250%	877,000	881,385

Elan Finance PLC/Corp.(a)
Senior Unsecured
06/15/21	6.250%	378,000	379,890

Jaguar Holding Co. II/Merger Sub, Inc.
Senior Unsecured(a)
12/01/19	9.500%	882,000	1,006,582

Total			2,267,857

Retailers 1.3%
99 Cent Only Stores
12/15/19	11.000%	500,000	575,000

Rite Aid Corp.
03/15/20	9.250%	700,000	790,125

Senior Unsecured
02/15/27	7.700%	340,000	357,850

Total			1,722,975

Wireless 2.1%
NII International Telecom SCA(a)
08/15/19	7.875%	1,300,000	1,264,250

Sprint Nextel Corp.(a)
11/15/18	9.000%	1,200,000	1,458,000

Total			2,722,250

Wirelines 0.5%
Level 3 Financing, Inc.
06/01/20	7.000%	650,000	677,625

Total Corporate Bonds & Notes
(Cost: $26,449,364)			27,835,507

Convertible Bonds 21.1%
Airlines 0.5%
United Continental Holdings, Inc.
06/30/21	4.500%	599,000	634,731

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.5%
Walter Investment Management Corp.
Senior Subordinated Notes
11/01/19	4.500%	610,000	662,231

Building Materials 1.0%
Cemex SAB de CV Subordinated Notes
03/15/15	4.875%	1,070,000	1,289,350

Diversified Manufacturing 0.4%
GT Advanced Technologies, Inc. Senior Unsecured
10/01/17	3.000%	589,000	530,468

Food and Beverage 0.5%
Chiquita Brands International, Inc. Senior Unsecured
08/15/16	4.250%	600,000	580,125

Gaming 1.0%
MGM Resorts International
04/15/15	4.250%	1,150,000	1,307,406

Health Care 1.9%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	520,000	638,625

Insulet Corp. Senior Unsecured
06/15/16	3.750%	480,000	621,000

Omnicare, Inc.
04/01/42	3.750%	1,000,000	1,217,270

Total			2,476,895

Home Construction 0.8%
Lennar Corp.(a)
11/15/21	3.250%	570,000	1,022,081

Independent Energy 0.3%
Endeavour International Corp.
07/15/16	5.500%	590,000	341,831

Media Non-Cable 0.6%
Liberty Interactive LLC Senior Unsecured(a)
03/30/43	0.750%	670,000	711,842

Metals 1.1%
Jaguar Mining, Inc. Senior Unsecured(a)
11/01/14	4.500%	500,000	150,000

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
James River Coal Co.(a)
06/01/18	10.000%	918,000	612,765

Molycorp, Inc. Senior Unsecured
09/01/17	6.000%	750,000	615,744

Total			1,378,509

Non-Captive Consumer 0.7%
DFC Global Corp. Senior Unsecured(a)
04/15/17	3.250%	909,000	929,016

Non-Captive Diversified 0.5%
Air Lease Corp. Senior Unsecured(a)
12/01/18	3.875%	500,000	616,130

Other Financial Institutions 0.8%
Forest City Enterprises, Inc. Senior Unsecured
08/15/18	4.250%	900,000	1,034,658

Other Industry 0.5%
WESCO International, Inc.
09/15/29	6.000%	240,000	642,150

Pharmaceuticals 2.1%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	1,800,000	1,354,421

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	750,000	623,438

Vivus, Inc. Senior Unsecured(a)
05/01/20	4.500%	650,000	704,775

Total			2,682,634

Property & Casualty 1.0%
MGIC Investment Corp. Senior Unsecured
05/01/17	5.000%	620,000	661,503

Radian Group, Inc. Senior Unsecured
11/15/17	3.000%	480,000	656,400

Total			1,317,903

Railroads 1.0%
Greenbrier Companies, Inc. Senior Unsecured
04/01/18	3.500%	1,250,000	1,308,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 4.0%
Ciena Corp. Senior Unsecured(a)
10/15/18	3.750%	1,050,000	1,242,423

Ixia Senior Notes
12/15/15	3.000%	640,000	734,000

Mentor Graphics Corp.
04/01/31	4.000%	1,020,000	1,224,000

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	1,250,000	1,295,312

TiVo, Inc. Senior Unsecured(a)
03/15/16	4.000%	450,000	633,938

Total			5,129,673

Tobacco 0.8%
Vector Group Ltd. Senior Unsecured(b)
01/15/19	2.500%	850,000	1,000,875

Transportation Services 1.1%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	740,000	666,000

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wabash National Corp. Senior Unsecured
05/01/18	3.375%	540,000	685,276

Total			1,351,276

Total Convertible Bonds
(Cost: $24,834,082)			26,948,378

Money Market Funds 7.6%
		Shares	Value ($)
JPMorgan Prime Money Market Fund, 0.010%(c)		9,769,091	9,769,091

Total Money Market Funds
(Cost: $9,769,091)			9,769,091

Total Investments
(Cost: $121,282,792)			132,220,362

Other Assets & Liabilities, Net			(4,431,108)

Net Assets			127,789,254

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $19,254,800 or 15.07% of net assets.

(b)	Variable rate security.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2013.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	1,255,410	—	—	1,255,410

Consumer Staples	3,749,786	—	—	3,749,786

Energy	5,037,572	—	—	5,037,572

Financials	11,377,895	—	—	11,377,895

Health Care	4,680,080	—	—	4,680,080

Industrials	5,682,311	—	—	5,682,311

Information Technology	7,643,279	—	—	7,643,279

Materials	3,798,613	—	—	3,798,613

Telecommunication Services	3,717,186	—	—	3,717,186

Utilities	2,530,046	—	—	2,530,046

Convertible Preferred Stocks

Consumer Discretionary	1,234,893	623,438	—	1,858,331

Consumer Staples	—	2,524,398	—	2,524,398

Energy	1,239,935	1,865,750	—	3,105,685

Financials	3,790,300	1,876,296	—	5,666,596

Industrials	1,297,310	—	—	1,297,310

Utilities	1,263,360	2,479,528	—	3,742,888

Total Equity Securities	58,297,976	9,369,410	—	67,667,386

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	27,835,507	—	27,835,507

Convertible Bonds	—	26,948,378	—	26,948,378

Total Bonds	—	54,783,885	—	54,783,885

Other

Money Market Funds	9,769,091	—	—	9,769,091

Total Other	9,769,091	—	—	9,769,091

Total	68,067,067	64,153,295	—	132,220,362

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2013.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end, May 31, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
3,369,418	952,320	952,320	3,369,418

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value (identified cost $121,282,792)	$132,220,362

Receivable for:

Capital shares sold	128,077

Dividends	235,135

Interest	656,738

Reclaims	30

Prepaid expenses	321

Total assets	133,240,663

Liabilities

Payable for:

Investments purchased	5,304,619

Capital shares purchased	80,721

Investment management fees	2,084

Distribution and/or service fees	193

Transfer agent fees	15,275

Administration fees	212

Compensation of board members	5,579

Expense reimbursement due to Investment Manager	946

Other expenses	41,780

Total liabilities	5,451,409

Net assets applicable to outstanding capital stock	$127,789,254

Represented by

Paid-in capital	$112,626,380

Undistributed net investment income	955,989

Accumulated net realized gain	3,269,315

Unrealized appreciation (depreciation) on:

Investments	10,937,570

Total — representing net assets applicable to outstanding capital stock	$127,789,254

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$15,534,179

Shares outstanding	1,297,142

Net asset value per share	$11.98

Maximum offering price per share(a)	$12.71

Class C

Net assets	$1,924,813

Shares outstanding	161,587

Net asset value per share	$11.91

Class I

Net assets	$84,270,349

Shares outstanding	7,031,837

Net asset value per share	$11.98

Class R

Net assets	$2,993

Shares outstanding	250

Net asset value per share	$11.97

Class R4

Net assets	$896,544

Shares outstanding	74,408

Net asset value per share	$12.05

Class R5

Net assets	$16,569,473

Shares outstanding	1,375,150

Net asset value per share	$12.05

Class W

Net assets	$4,874,976

Shares outstanding	406,865

Net asset value per share	$11.98

Class Z

Net assets	$3,715,927

Shares outstanding	310,248

Net asset value per share	$11.98

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Flexible Capital Income Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income

Income:

Dividends	$2,343,401

Interest	2,874,695

Foreign taxes withheld	(11,757)

Total income	5,206,339

Expenses:

Investment management fees	599,809

Distribution and/or service fees

Class A	21,326

Class C	5,357

Class R	14

Class W	19,210

Transfer agent fees

Class A	65,395

Class C	4,058

Class R	21

Class R4(a)	116

Class R5(a)	31

Class W	60,314

Class Z	17,436

Administration fees	60,998

Compensation of board members	11,050

Custodian fees	161

Printing and postage fees	49,339

Registration fees	92,275

Professional fees	44,867

Other	11,306

Total expenses	1,063,083

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(209,792)

Total net expenses	853,291

Net investment income	4,353,048

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	4,118,079

Net realized gain	4,118,079

Net change in unrealized appreciation (depreciation) on:

Investments	11,093,527

Net change in unrealized appreciation (depreciation)	11,093,527

Net realized and unrealized gain	15,211,606

Net increase in net assets resulting from operations	$19,564,654

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets

	Year ended May 31, 2013(a)	Year ended May 31, 2012(b)
Operations

Net investment income	$4,353,048	$1,534,796

Net realized gain (loss)	4,118,079	(417,610)

Net change in unrealized appreciation (depreciation)	11,093,527	(155,957)

Net increase in net assets resulting from operations	19,564,654	961,229

Distributions to shareholders

Net investment income

Class A	(301,726)	(64,415)

Class C	(14,606)	(1,448)

Class I	(3,416,411)	(705,885)

Class R	(99)	(37)

Class R4	(62)	—

Class R5	(62)	—

Class W	(313,249)	(41)

Class Z	(89,211)	(17,924)

Net realized gains

Class A	(34,123)	(380)

Class C	(1,854)	(7)

Class I	(347,390)	(3,631)

Class R	(12)	—

Class R4	(11)	—

Class R5	(11)	—

Class W	(41,472)	—

Class Z	(9,796)	(94)

Total distributions to shareholders	(4,570,095)	(793,862)

Increase (decrease) in net assets from capital stock activity	16,604,479	96,022,849

Total increase in net assets	31,599,038	96,190,216

Net assets at beginning of year	96,190,216	—

Net assets at end of year	$127,789,254	$96,190,216

Undistributed net investment income	$955,989	$738,367

(a)	Class R4 and Class R5 are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	840,200	9,593,133	501,540	4,982,434

Distributions reinvested	30,228	335,730	6,378	64,272

Redemptions	(60,710)	(696,507)	(20,494)	(218,028)

Net increase	809,718	9,232,356	487,424	4,828,678

Class C shares

Subscriptions	144,395	1,680,773	19,452	199,629

Distributions reinvested	1,468	16,356	138	1,420

Redemptions	(3,032)	(33,366)	(834)	(8,636)

Net increase	142,831	1,663,763	18,756	192,413

Class I shares

Subscriptions	94,871	1,043,309	8,034,313	82,845,731

Distributions reinvested	333,188	3,670,361	59,849	616,224

Redemptions	(1,326,771)	(14,704,394)	(163,613)	(1,718,743)

Net increase (decrease)	(898,712)	(9,990,724)	7,930,549	81,743,212

Class R shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class R4 shares

Subscriptions	74,408	906,056	—	—

Net increase	74,408	906,056	—	—

Class R5 shares

Subscriptions	1,379,144	16,814,891	—	—

Redemptions	(3,994)	(48,570)	—	—

Net increase	1,375,150	16,766,321	—	—

Class W shares

Subscriptions	191,625	2,105,590	790,664	8,364,999

Distributions reinvested	32,332	354,604	—	—

Redemptions	(590,466)	(6,702,482)	(17,290)	(182,678)

Net increase (decrease)	(366,509)	(4,242,288)	773,374	8,182,321

Class Z shares

Subscriptions	207,128	2,337,264	107,348	1,055,753

Distributions reinvested	8,900	98,850	1,796	17,972

Redemptions	(14,924)	(167,119)	—	—

Net increase	201,104	2,268,995	109,144	1,073,725

Total net increase	1,337,990	16,604,479	9,319,497	96,022,849

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Flexible Capital Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown., Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.32	$10.00

Income from investment operations:

Net investment income	0.45	0.33

Net realized and unrealized gain	1.69	0.16	(b)

Total from investment operations	2.14	0.49

Less distributions to shareholders:

Net investment income	(0.43)	(0.17)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.48)	(0.17)

Net asset value, end of period	$11.98	$10.32

Total return	21.18%	4.97%

Ratios to average net assets(d)

Total gross expenses	1.85%	2.02	%(e)

Total net expenses(f)	1.10%	1.10	%(e)

Net investment income	4.03%	3.91	%(e)

Supplemental data

Net assets, end of period (in thousands)	$15,534	$5,029

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.28	$10.00

Income from investment operations:

Net investment income	0.37	0.27

Net realized and unrealized gain	1.67	0.15	(b)

Total from investment operations	2.04	0.42

Less distributions to shareholders:

Net investment income	(0.36)	(0.14)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.41)	(0.14)

Net asset value, end of period	$11.91	$10.28

Total return	20.26%	4.27%

Ratios to average net assets(d)

Total gross expenses	2.63%	2.73	%(e)

Total net expenses(f)	1.85%	1.85	%(e)

Net investment income	3.26%	3.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,925	$193

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.32	$10.00

Income from investment operations:

Net investment income	0.48	0.37

Net realized and unrealized gain	1.69	0.14	(b)

Total from investment operations	2.17	0.51

Less distributions to shareholders:

Net investment income	(0.46)	(0.19)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.51)	(0.19)

Net asset value, end of period	$11.98	$10.32

Total return	21.55%	5.14%

Ratios to average net assets(d)

Total gross expenses	0.86%	1.12	%(e)

Total net expenses(f)	0.78%	0.74	%(e)

Net investment income	4.33%	4.19	%(e)

Supplemental data

Net assets, end of period (in thousands)	$84,270	$81,861

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.31	$10.00

Income from investment operations:

Net investment income	0.42	0.30

Net realized and unrealized gain	1.69	0.16	(b)

Total from investment operations	2.11	0.46

Less distributions to shareholders:

Net investment income	(0.40)	(0.15)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.45)	(0.15)

Net asset value, end of period	$11.97	$10.31

Total return	20.87%	4.64%

Ratios to average net assets(d)

Total gross expenses	2.12%	2.42	%(e)

Total net expenses(f)	1.35%	1.35	%(e)

Net investment income	3.79%	3.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3	$3

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.93

Income from investment operations:

Net investment income	0.36

Net realized and unrealized gain	1.08

Total from investment operations	1.44

Less distributions to shareholders:

Net investment income	(0.27)

Net realized gains	(0.05)

Total distributions to shareholders	(0.32)

Net asset value, end of period	$12.05

Total return	13.40%

Ratios to average net assets(b)

Total gross expenses	1.59	%(c)

Total net expenses(d)	0.85	%(c)

Net investment income	4.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$897

Portfolio turnover	63%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.93

Income from investment operations:

Net investment income	0.37

Net realized and unrealized gain	1.07

Total from investment operations	1.44

Less distributions to shareholders:

Net investment income	(0.27)

Net realized gains	(0.05)

Total distributions to shareholders	(0.32)

Net asset value, end of period	$12.05

Total return	13.41%

Ratios to average net assets(b)

Total gross expenses	0.86	%(c)

Total net expenses(d)	0.84	%(c)

Net investment income	4.29	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,569

Portfolio turnover	63%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.32	$10.00

Income from investment operations:

Net investment income	0.44	0.28

Net realized and unrealized gain	1.69	0.21	(b)

Total from investment operations	2.13	0.49

Less distributions to shareholders:

Net investment income	(0.42)	(0.17)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.47)	(0.17)

Net asset value, end of period	$11.98	$10.32

Total return	21.13%	4.92%

Ratios to average net assets(d)

Total gross expenses	1.91%	1.76	%(e)

Total net expenses(f)	1.10%	1.10	%(e)

Net investment income	3.97%	3.23	%(e)

Supplemental data

Net assets, end of period (in thousands)	$4,875	$7,979

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.32	$10.00

Income from investment operations:

Net investment income	0.48	0.36

Net realized and unrealized gain	1.68	0.14	(b)

Total from investment operations	2.16	0.50

Less distributions to shareholders:

Net investment income	(0.45)	(0.18)

Net realized gains	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.50)	(0.18)

Net asset value, end of period	$11.98	$10.32

Total return	21.46%	5.09%

Ratios to average net assets(d)

Total gross expenses	1.61%	1.82	%(e)

Total net expenses(f)	0.85%	0.85	%(e)

Net investment income	4.30%	4.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3,716	$1,126

Portfolio turnover	63%	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to. May 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Flexible Capital Income Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such

28	Annual Report 2013

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2013

exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013	29

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.50% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.59% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $1,519.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

30	Annual Report 2013

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2013

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.77%
Class C	0.76
Class R	0.77
Class R4*	0.74
Class R5*	0.01
Class W	0.78
Class Z	0.77

*	Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,000 Class C shares. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $17,303 for Class A and $71 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	August 1, 2012 through September 30, 2013	Prior to August 1, 2012
Class A	1.10%	1.10%
Class C	1.85	1.85
Class I	0.79	0.74
Class R	1.35	1.35
Class R4*	0.85	—
Class R5*	0.84	—
Class W	1.10	1.10
Class Z	0.85	0.85

*	Annual rate is contractual from November 8, 2012 (the commencement of operations for class R4 and Class R5 shares) through September 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013	31

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2013

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013 ($)	2012 ($)
Ordinary income	$4,323,601	793,862
Long-term capital gains	246,494	—
Total	$4,570,095	793,862

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,250,045
Undistributed accumulated long-term gain	2,105,045
Unrealized appreciation	10,813,363

At May 31, 2013, the cost of investments for federal income tax purposes was $121,406,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,478,968
Unrealized depreciation	(665,605)
Net unrealized appreciation/depreciation	$10,813,363

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $77,744,599 and $63,432,011, respectively, for the year ended May 31, 2013.

Note 6. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 12.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 77.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to

32	Annual Report 2013

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2013

assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	33

Columbia Flexible Capital Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Flexible Capital Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the period ended May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

34	Annual Report 2013

Columbia Flexible Capital Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	36.80%
Dividends Received Deduction	34.70%
Capital Gain Dividend	$2,469,116

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	35

Columbia Flexible Capital Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

36	Annual Report 2013

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	37

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

38	Annual Report 2013

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	39

Columbia Flexible Capital Income Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

40	Annual Report 2013

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

Annual Report 2013	41

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

42	Annual Report 2013

Columbia Flexible Capital Income Fund

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Annual Report 2013	43

Columbia Flexible Capital Income Fund

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44	Annual Report 2013

Columbia Flexible Capital Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Flexible Capital Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN148_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Mid Cap Value Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Mid Cap Value Opportunity Fund (the Fund) Class A shares returned 33.47% excluding sales charges for the 12-month period that ended May 31, 2013.

>	The Fund slightly underperformed its benchmark, the Russell Midcap Value Index, which returned 33.91% during the same 12-month period.

>

While the Fund’s absolute gains were robust, the positive contributions made by positioning in the financials, materials, health care and utilities sectors were virtually offset by the detracting effects of positioning in energy, information technology, industrials, consumer staples and cash relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		33.47	4.57	11.67
Including sales charges		25.84	3.33	11.01
Class B	02/14/02
Excluding sales charges		32.60	3.79	10.84
Including sales charges		27.60	3.44	10.84
Class C	02/14/02
Excluding sales charges		32.46	3.78	10.82
Including sales charges		31.46	3.78	10.82
Class I*	03/04/04	33.99	5.06	12.16
Class K (formerly Class R4)	02/14/02	33.53	4.72	11.85
Class R*	12/11/06	33.07	4.26	11.36
Class R4* (formerly Class R3)	12/11/06	33.59	4.53	11.60
Class R5*	12/11/06	33.98	4.99	11.97
Class W*	12/01/06	33.37	4.61	11.69
Class Z*	09/27/10	33.70	4.73	11.76
Russell Midcap Value Index		33.91	7.11	11.13

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended May 31, 2013, the Fund’s Class A shares gained 33.47% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell Midcap Value Index, which returned 33.91% for the same 12-month period. While the Fund’s absolute gains were robust, the positive contributions made by positioning in the financials, materials, health care and utilities sectors were virtually offset by the detracting effects of positioning in energy, information technology, industrials, consumer staples and cash relative to the benchmark.

U.S. Equities Surged Amidst Investor Optimism

The fiscal year ended May 31, 2013 marked a time in which the Federal Reserve’s stimulative monetary policy and the tying of its policy moves to unemployment and inflation levels rather than to any date-specific guideline trumped concerns over high U.S unemployment, too-close-to-call presidential elections, a fiscal cliff impasse and persistent European sovereign debt troubles. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors were also encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. Despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

During the period overall, all ten sectors in the benchmark generated positive, robust double-digit absolute returns, led by the telecommunication services, consumer discretionary, industrials, energy and health care sectors. The weakest sectors on a relative basis were utilities, materials and financials.

Financials and Materials Stock Selection Buoyed Fund Results Most

Overall, both stock selection and sector allocation decisions contributed positively, albeit modestly, to the Fund’s results during the period.

The Fund’s results were boosted most during the period by positioning in the financials sector. The Fund benefited from its underweighted allocation to financials, which posted double-digit gains but lagged the benchmark. Within the sector, stock selection proved effective, especially within the insurance and capital markets industries. In the insurance industry, positions in Lincoln National and XL Group were strong contributors, each benefiting from broad industry tailwinds. In the capital markets industry, a position in Invesco buoyed Fund results, as the company benefited both from mitigated concerns regarding the broad industry and from a rallying U.S. equity market.

Stock selection in materials was strong during the period, more than offsetting the modestly detracting effect of being overweight the lagging sector. Chemicals companies Eastman Chemical and PPG Industries were standout performers for the Fund, benefiting from lower input costs as energy prices declined, an improving economy and better structuring within the industry overall.

In health care, having an overweighted allocation to, and stock selection within, the strongly-performing sector proved beneficial. Particularly strong performers within the sector during the period were Actavis, a specialty pharmaceutical company, and Boston Scientific, a medical device manufacturer.

4	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Having only a modest exposure to utilities, which was the worst-performing sector in the benchmark during the period, further benefited the Fund’s performance.

Disappointments in Energy, Information Technology, Industrials and Consumer Staples

Stock selection in energy hurt the Fund’s results most during the fiscal year. In particular, having only a modest exposure to energy refiners, particularly Marathon Petroleum and Valero Energy, detracted, as this industry performed well during the period.

In information technology, Fund holdings in the semiconductor & semiconductor equipment industry hampered Fund results, with overweight positions in LSI and Advanced Micro Devices the biggest disappointments. LSI has a large hard disk drive controller business, a key component in personal computers, and an enterprise networking business. The addressable market for personal computers deteriorated and enterprise information technology purchases were below expectations overall during the period. Further, LSI lost some market share to its primary competitor. Advanced Micro Devices underperformed, as the company had numerous profit warnings during the annual period.

While an overweight allocation to industrials contributed positively to Fund results, it was more than offset by stock selection in the sector, which detracted. Within the sector, positions in Eaton, Agilent Technologies and Cooper Industries hurt Fund performance most. Eaton underperformed following its May 2012 announcement that it would acquire Cooper Industries. Agilent Technologies faced concerns about the impact reduced government funding might have on its equipment business. Cooper Industries detracted given its underperformance of the benchmark between the announcement of its acquisition by Eaton and the closing of the deal.

Stock selection in consumer staples detracted. An overweight exposure to the tobacco industry, which lagged the benchmark during the period, particularly hurt. A sizable position in Lorillard further hampered results.

Further detracting from the Fund’s results during the period was holding a position in cash when the U.S. equity market was rallying strongly.

Company-Specific Drivers Drove Changes

We decreased the Fund’s positions in industrials and consumer staples during the period. In industrials, we reduced the Fund’s exposure to a number of industries, including electrical equipment and airlines. We sold the Fund’s positions in Eaton and Agilent Technologies and reduced its positions in Delta and U.S. Air. In consumer staples, we reduced the Fund’s holding in tobacco company Lorillard and similarly trimmed the Fund’s positions in food products companies Ralcorp, Hillshire Brands and Dean Foods on concerns regarding higher input costs.

Proceeds from these sales and others were used to increase the Fund’s positions in financials and materials. In financials, we primarily added exposure to insurance companies and commercial banks. We initiated Fund positions in Reinsurance Group of America, Hartford Financial Services Group, Axis Capital Holdings and Principal Financial Group. We increased the Fund’s positions in Fifth Third Bancorp and Comerica. In materials, we increased the Fund’s exposure to chemicals companies Eastman Chemical and PPG Industries.

Top Ten Holdings (%) (at May 31, 2013)
Eastman Chemical Co.	3.2
Kansas City Southern	2.5
XL Group PLC	2.4
Fifth Third Bancorp	2.2
Invesco Ltd.	2.2
Comerica, Inc.	2.1
PPG Industries, Inc.	2.1
CIT Group, Inc.	2.0
Actavis, Inc.	2.0
Axis Capital Holdings Ltd.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013	5

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	95.6
Consumer Discretionary	9.1
Consumer Staples	3.1
Energy	9.3
Financials	26.7
Health Care	10.2
Industrials	14.7
Information Technology	8.2
Materials	7.9
Telecommunication Services	0.7
Utilities	5.7
Convertible Bonds	0.3
Materials	0.3
Limited Partnerships	0.5
Money Market Funds	3.5
Warrants	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Investments in mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

At the end of the fiscal year, we believed the U.S. equity market would likely continue to benefit from growing expectations of accelerating U.S. economic activity over the remainder of the calendar year. Should such expectations be realized, we believe more cyclical sectors, such as industrials, information technology and select financials industries, may benefit significantly. At the same time, we believe more interest-rate sensitive sectors may come under increased pressure going forward should interest rates continue to rise. That said, we do not currently believe we are on the verge of a significant expansion of U.S. interest rates. Rather, we believe the Federal Reserve (the Fed) will maintain its accommodative monetary policies for some time and any tapering of its securities purchases are likely to be modest and only implemented as economic activity is seen by the Fed as sustainable.

In our current view, the primary driver of the U.S. equity market through the end of 2013 is likely to be individual corporate earnings progression rather than macroeconomic or political events. To the extent the U.S. economy does continue to improve, even at a modest rate, we believe valuations in the U.S. equity market overall did not seem excessive at the end of the annual period. Still, we would not be surprised to see rotation amongst sector performance. Given this view, we may look to gradually shift emphasis within the Fund from the more traditionally defensive sectors to the more cyclical sectors on an opportunistic basis.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

6	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,227.80	1,018.60	7.05	6.39	1.27
Class B	1,000.00	1,000.00	1,222.90	1,014.86	11.19	10.15	2.02
Class C	1,000.00	1,000.00	1,223.20	1,014.86	11.20	10.15	2.02
Class I	1,000.00	1,000.00	1,230.20	1,020.99	4.39	3.98	0.79
Class K	1,000.00	1,000.00	1,228.40	1,019.50	6.06	5.49	1.09
Class R	1,000.00	1,000.00	1,226.30	1,017.35	8.44	7.64	1.52
Class R4	1,000.00	1,000.00	1,230.20	1,019.85	5.67	5.14	1.02
Class R5	1,000.00	1,000.00	1,229.50	1,020.69	4.72	4.28	0.85
Class W	1,000.00	1,000.00	1,227.50	1,018.70	6.94	6.29	1.25
Class Z	1,000.00	1,000.00	1,228.40	1,019.85	5.67	5.14	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 95.4%
Issuer	Shares	Value ($)
Consumer Discretionary 9.1%
Auto Components 1.8%

TRW Automotive Holdings Corp.(a)	294,861	18,679,444

Visteon Corp.(a)	172,364	10,939,943

Total		29,619,387

Automobiles 0.3%

Ford Motor Co.	305,785	4,794,709

Hotels, Restaurants & Leisure 1.5%

Darden Restaurants, Inc.	161,997	8,391,445

Penn National Gaming, Inc.(a)	110,964	6,107,459

Royal Caribbean Cruises Ltd.	318,955	11,166,614

Total		25,665,518

Household Durables 1.1%

Newell Rubbermaid, Inc.	670,196	18,122,100

Internet & Catalog Retail 1.6%

Liberty Interactive Corp., Class A(a)	973,331	21,851,281

Liberty Ventures, Inc., Class A(a)	58,690	4,787,343

Total		26,638,624

Media 1.8%

Interpublic Group of Companies, Inc. (The)	880,880	12,526,114

Liberty Media Corp., Class A(a)	99,441	12,416,203

Omnicom Group, Inc.	73,100	4,541,703

Total		29,484,020

Multiline Retail 0.4%

Kohl’s Corp.	44,174	2,270,985

Macy’s, Inc.	100,226	4,844,925

Total		7,115,910

Specialty Retail 0.6%

CST Brands, Inc.(a)	41,421	1,258,767

Gap, Inc. (The)	229,675	9,313,321

Total		10,572,088

Total Consumer Discretionary		152,012,356

Consumer Staples 3.1%
Food Products 1.3%

Hillshire Brands Co.	129,714	4,493,293

JM Smucker Co. (The)	45,459	4,589,541

Mead Johnson Nutrition Co.	55,005	4,459,255

Post Holdings, Inc.(a)	180,661	7,622,087

Total		21,164,176

Household Products 0.8%

Clorox Co. (The)	161,621	13,427,473

Personal Products 0.7%

Avon Products, Inc.	499,947	11,783,751

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.3%

Lorillard, Inc.	127,926	5,429,179

Total Consumer Staples		51,804,579

Energy 9.3%
Energy Equipment & Services 1.9%

C&J Energy Services, Inc.(a)	308,255	5,733,543

Ensco PLC, Class A	280,390	16,871,067

Noble Corp.	230,103	8,916,491

Total		31,521,101

Oil, Gas & Consumable Fuels 7.4%

Cameco Corp.	112,200	2,431,374

EQT Corp.	222,463	17,770,344

HollyFrontier Corp.	54,331	2,689,385

Kinder Morgan, Inc.	209,282	7,948,530

Marathon Petroleum Corp.	257,961	21,281,782

Pioneer Natural Resources Co.	157,441	21,833,918

Southwestern Energy Co.(a)	258,387	9,738,606

Spectra Energy Corp.	527,029	16,111,277

Valero Energy Corp.	372,784	15,146,214

Whiting Petroleum Corp.(a)	205,332	9,459,645

Total		124,411,075

Total Energy		155,932,176

Financials 26.6%
Capital Markets 2.1%

Invesco Ltd.	1,046,290	35,301,825

Commercial Banks 9.8%

CIT Group, Inc.(a)	691,933	31,884,273

Comerica, Inc.	861,701	34,028,572

Fifth Third Bancorp	1,974,857	35,942,397

Huntington Bancshares, Inc.	2,958,558	22,928,825

M&T Bank Corp.	168,728	17,699,567

SunTrust Banks, Inc.	199,390	6,398,425

TCF Financial Corp.	1,040,075	14,977,080

Total		163,859,139

Insurance 12.3%

Axis Capital Holdings Ltd.	723,153	31,500,545

Everest Re Group Ltd.	112,094	14,528,503

Hartford Financial Services Group, Inc.	830,305	25,432,242

Lincoln National Corp.	857,342	30,572,816

PartnerRe Ltd.	124,345	11,271,874

Principal Financial Group, Inc.	275,575	10,430,514

Reinsurance Group of America, Inc.	383,533	25,270,989

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Validus Holdings Ltd.	385,735	13,928,891

WR Berkley Corp.	99,520	4,077,335

XL Group PLC	1,213,282	38,133,453

Total		205,147,162

Real Estate Investment Trusts (REITs) 2.4%

Equity Lifestyle Properties, Inc.	69,857	5,390,865

General Growth Properties, Inc.	237,741	4,880,823

Hospitality Properties Trust	187,013	5,457,039

Omega Healthcare Investors, Inc.	153,730	4,982,389

Rayonier, Inc.	357,783	19,821,178

Total		40,532,294

Total Financials		444,840,420

Health Care 10.1%
Health Care Equipment & Supplies 4.5%

Boston Scientific Corp.(a)	3,266,162	30,179,337

CR Bard, Inc.	79,324	8,177,511

Teleflex, Inc.	209,860	16,438,334

Zimmer Holdings, Inc.	259,892	20,404,121

Total		75,199,303

Health Care Providers & Services 3.7%

CHS/Community Health Systems, Inc.	358,368	17,262,587

CIGNA Corp.	458,089	31,104,243

Universal Health Services, Inc., Class B	208,279	14,400,410

Total		62,767,240

Pharmaceuticals 1.9%

Actavis, Inc.(a)	257,307	31,723,380

Total Health Care		169,689,923

Industrials 14.7%
Aerospace & Defense 1.2%

Embraer SA, ADR	327,030	11,861,378

L-3 Communications Holdings, Inc.	34,175	2,907,951

Raytheon Co.	78,992	5,264,027

Total		20,033,356

Airlines 1.7%

Delta Air Lines, Inc.(a)	743,391	13,388,472

United Continental Holdings, Inc.(a)	486,742	15,799,645

Total		29,188,117

Commercial Services & Supplies 1.0%

RR Donnelley & Sons Co.	1,321,306	17,533,731

Construction & Engineering 2.1%

Fluor Corp.	199,774	12,627,715

Jacobs Engineering Group, Inc.(a)	238,409	13,591,697

Common Stocks (continued)
Issuer	Shares	Value ($)

KBR, Inc.	111,181	4,013,634

URS Corp.	87,730	4,249,641

Total		34,482,687

Electrical Equipment 2.3%

Eaton Corp. PLC	373,184	24,652,535

Rockwell Automation, Inc.	163,245	14,368,825

Total		39,021,360

Machinery 2.6%

AGCO Corp.	122,564	6,798,625

Joy Global, Inc.	158,458	8,569,408

Parker Hannifin Corp.	209,383	20,888,048

SPX Corp.	86,240	6,806,061

Total		43,062,142

Road & Rail 3.8%

JB Hunt Transport Services, Inc.	300,147	22,108,828

Kansas City Southern	367,144	40,642,841

Total		62,751,669

Total Industrials		246,073,062

Information Technology 8.2%
Computers & Peripherals 1.3%

NCR Corp.(a)	638,036	21,310,402

Electronic Equipment, Instruments & Components 2.2%

Amphenol Corp., Class A	305,402	23,790,816

Avnet, Inc.(a)	408,189	13,943,736

Total		37,734,552

IT Services 0.9%

Amdocs Ltd.	409,325	14,612,903

Semiconductors & Semiconductor Equipment 3.8%

Analog Devices, Inc.	163,603	7,514,286

Fairchild Semiconductor International, Inc.(a)	378,939	5,498,405

Infineon Technologies AG, ADR	531,507	4,504,522

LSI Corp.(a)	2,275,497	16,838,678

Microchip Technology, Inc.	197,801	7,215,780

ON Semiconductor Corp.(a)	1,521,048	13,020,171

United Microelectronics Corp., ADR	4,154,332	9,014,900

Total		63,606,742

Total Information Technology		137,264,599

Materials 7.9%
Chemicals 5.5%

Agrium, Inc.	78,390	7,241,668

Eastman Chemical Co.	716,788	51,408,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

PPG Industries, Inc.	215,294	33,071,311

Total		91,721,015

Containers & Packaging 1.1%

Rock Tenn Co., Class A	119,945	11,848,167

Sealed Air Corp.	301,681	7,246,378

Total		19,094,545

Paper & Forest Products 1.3%

Domtar Corp.	94,269	6,831,674

International Paper Co.	313,991	14,490,685

Total		21,322,359

Total Materials		132,137,919

Telecommunication Services 0.7%
Diversified Telecommunication Services 0.7%

CenturyLink, Inc.	350,847	11,981,425

Total Telecommunication Services		11,981,425

Utilities 5.7%
Electric Utilities 2.0%

NV Energy, Inc.	1,195,261	28,016,918

Xcel Energy, Inc.	212,480	6,102,425

Total		34,119,343

Gas Utilities 1.0%

Questar Corp.	699,850	17,013,354

Multi-Utilities 2.7%

Ameren Corp.	199,875	6,803,745

Sempra Energy	255,178	20,745,971

Wisconsin Energy Corp.	413,427	16,871,956

Total		44,421,672

Total Utilities		95,554,369

Total Common Stocks
(Cost: $1,204,360,796)		1,597,290,828

Warrants 0.1%
Issuer		Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Kinder Morgan, Inc.(a)		319,521	1,798,903

Total Energy			1,798,903

Total Warrants
(Cost: $489,396)			1,798,903

Convertible Bonds 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.3%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	3,746,000	5,003,252

Total Convertible Bonds
(Cost: $3,746,000)			5,003,252

Limited Partnerships 0.5%
Issuer		Shares	Value ($)
Financials 0.5%
Capital Markets 0.5%

Lazard Ltd., Class A		255,518	8,656,950

Total Financials			8,656,950

Total Limited Partnerships
(Cost: $8,527,770)			8,656,950

Money Market Funds 3.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.109%(b)(c)		58,276,223	58,276,223

Total Money Market Funds
(Cost: $58,276,223)			58,276,223

Total Investments
(Cost: $1,275,400,185)			1,671,026,156

Other Assets & Liabilities, Net			2,632,353

Net Assets			1,673,658,509

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	33,014,628	409,460,456	(384,198,861)	58,276,223	38,621	58,276,223

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	152,012,356	—	—	152,012,356

Consumer Staples	51,804,579	—	—	51,804,579

Energy	155,932,176	—	—	155,932,176

Financials	444,840,420	—	—	444,840,420

Health Care	169,689,923	—	—	169,689,923

Industrials	246,073,062	—	—	246,073,062

Information Technology	137,264,599	—	—	137,264,599

Materials	132,137,919	—	—	132,137,919

Telecommunication Services	11,981,425	—	—	11,981,425

Utilities	95,554,369	—	—	95,554,369

Warrants

Energy	1,798,903	—	—	1,798,903

Total Equity Securities	1,599,089,731	—	—	1,599,089,731

Bonds

Convertible Bonds	—	5,003,252	—	5,003,252

Total Bonds	—	5,003,252	—	5,003,252

Other

Limited Partnerships	8,656,950	—	—	8,656,950

Money Market Funds	58,276,223	—	—	58,276,223

Total Other	66,933,173	—	—	66,933,173

Total	1,666,022,904	5,003,252	—	1,671,026,156

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,217,123,962)	$1,612,749,933

Affiliated issuers (identified cost $58,276,223)	58,276,223

Total investments (identified cost $1,275,400,185)	1,671,026,156

Receivable for:

Investments sold	566,458

Capital shares sold	1,036,038

Dividends	2,915,346

Interest	29,656

Total assets	1,675,573,654

Liabilities

Payable for:

Capital shares purchased	1,399,690

Investment management fees	32,665

Distribution and/or service fees	8,598

Transfer agent fees	210,728

Administration fees	2,525

Plan administration fees	43,845

Compensation of board members	81,418

Expense reimbursement due to Investment Manager	336

Other expenses	135,340

Total liabilities	1,915,145

Net assets applicable to outstanding capital stock	$1,673,658,509

Represented by

Paid-in capital	$1,469,095,289

Undistributed net investment income	9,933,028

Accumulated net realized loss	(200,995,779)

Unrealized appreciation (depreciation) on:

Investments	395,625,971

Total — representing net assets applicable to outstanding capital stock	$1,673,658,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$932,555,673

Shares outstanding	92,482,501

Net asset value per share	$10.08

Maximum offering price per share(a)	$10.69

Class B

Net assets	$38,620,924

Shares outstanding	4,024,991

Net asset value per share	$9.60

Class C

Net assets	$32,118,902

Shares outstanding	3,350,385

Net asset value per share	$9.59

Class I

Net assets	$100,191,902

Shares outstanding	9,771,743

Net asset value per share	$10.25

Class K(b)

Net assets	$202,419,811

Shares outstanding	19,954,561

Net asset value per share	$10.14

Class R

Net assets	$12,641,488

Shares outstanding	1,264,916

Net asset value per share	$9.99

Class R4(c)

Net assets	$29,093,043

Shares outstanding	2,892,450

Net asset value per share	$10.06

Class R5

Net assets	$228,713,940

Shares outstanding	22,510,107

Net asset value per share	$10.16

Class W

Net assets	$5,139

Shares outstanding	506

Net asset value per share(d)	$10.15

Class Z

Net assets	$97,297,687

Shares outstanding	9,506,911

Net asset value per share	$10.23

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$31,702,474
Dividends — affiliated issuers	38,621
Interest	140,475
Income from securities lending — net	633,199
Foreign taxes withheld	(74,514)

Total income	32,440,255

Expenses:
Investment management fees	11,261,420
Distribution and/or service fees
Class A	2,151,297
Class B	380,828
Class C	298,155
Class R	62,523
Class R4(a)	45,641
Class W	11
Transfer agent fees
Class A	2,249,825
Class B	99,900
Class C	78,135
Class K(b)	104,978
Class R	32,741
Class R4(a)	63,086
Class R5	73,002
Class W	11
Class Z	418,110
Administration fees	868,332
Plan administration fees
Class K(b)	524,020
Class R4(a)	45,641
Compensation of board members	38,454
Custodian fees	26,657
Printing and postage fees	282,538
Registration fees	110,292
Professional fees	50,680
Other	9,517

Total expenses	19,275,794
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(990,435)
Expense reductions	(80)

Total net expenses	18,285,279

Net investment income	14,154,976

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	205,725,485
Foreign currency translations	(28,479)

Net realized gain	205,697,006
Net change in unrealized appreciation (depreciation) on:
Investments	238,716,246
Foreign currency translations	8,155

Net change in unrealized appreciation (depreciation)	238,724,401

Net realized and unrealized gain	444,421,407

Net increase in net assets resulting from operations	$458,576,383

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Operations

Net investment income	$14,154,976	$7,124,685	$6,131,092

Net realized gain	205,697,006	64,659,724	202,875,598

Net change in unrealized appreciation (depreciation)	238,724,401	221,351,403	(274,429,830)

Net increase (decrease) in net assets resulting from operations	458,576,383	293,135,812	(65,423,140)

Distributions to shareholders

Net investment income

Class A	(4,164,880)	(586,260)	(7,355,924)

Class I	(820,535)	(582,198)	(1,338,622)

Class K(b)	(1,324,143)	(552,107)	(3,285,086)

Class R	(18,939)	—	(61,366)

Class R4(c)	(155,828)	—	(425,673)

Class R5	(1,178,845)	(636,976)	(1,525,902)

Class W	(23)	(5)	(25)

Class Z	(1,189,640)	(551,466)	(8,179)

Total distributions to shareholders	(8,852,833)	(2,909,012)	(14,000,777)

Increase (decrease) in net assets from capital stock activity	(377,402,536)	(320,203,607)	(482,979,896)

Total increase (decrease) in net assets	72,321,014	(29,976,807)	(562,403,813)

Net assets at beginning of year	1,601,337,495	1,631,314,302	2,193,718,115

Net assets at end of year	$1,673,658,509	$1,601,337,495	$1,631,314,302

Undistributed (excess of distributions over) net investment income	$9,933,028	$2,347,607	$(2,181,701)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013		Year Ended May 31, 2012(a)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	8,481,198	73,024,302	3,951,827	29,961,602	12,116,668	96,205,520

Distributions reinvested	482,338	4,109,839	75,259	534,338	863,049	6,705,889

Redemptions	(28,527,572)	(240,615,145)	(29,024,512)	(218,901,669)	(66,764,741)	(521,234,776)

Net decrease	(19,564,036)	(163,481,004)	(24,997,426)	(188,405,729)	(53,785,024)	(418,323,367)

Class B shares

Subscriptions	44,804	377,126	38,232	276,062	180,999	1,366,079

Redemptions(b)	(2,787,768)	(21,209,231)	(1,328,795)	(9,603,771)	(5,980,500)	(46,097,097)

Net decrease	(2,742,964)	(20,832,105)	(1,290,563)	(9,327,709)	(5,799,501)	(44,731,018)

Class C shares

Subscriptions	252,718	2,129,521	331,802	2,380,971	465,281	3,533,090

Redemptions	(1,187,272)	(9,403,132)	(1,678,179)	(12,221,994)	(1,638,958)	(12,238,889)

Net decrease	(934,554)	(7,273,611)	(1,346,377)	(9,841,023)	(1,173,677)	(8,705,799)

Class I shares

Subscriptions	19,430	155,097	1,500,218	10,940,776	1,813,952	14,260,062

Distributions reinvested	95,869	820,439	80,854	582,152	169,863	1,338,524

Redemptions	(1,350,797)	(12,000,843)	(5,917,099)	(46,132,656)	(3,285,678)	(26,244,805)

Net decrease	(1,235,498)	(11,025,307)	(4,336,027)	(34,609,728)	(1,301,863)	(10,646,219)

Class K shares(c)

Subscriptions	4,938,369	43,040,393	4,148,991	31,751,772	10,209,670	80,500,957

Distributions reinvested	155,116	1,324,069	77,429	552,069	420,606	3,284,933

Redemptions	(16,736,311)	(142,262,156)	(11,383,218)	(87,260,754)	(27,587,751)	(226,389,245)

Net decrease	(11,642,826)	(97,897,694)	(7,156,798)	(54,956,913)	(16,957,475)	(142,603,355)

Class R shares

Subscriptions	278,401	2,434,731	260,472	1,958,752	570,595	4,468,243

Distributions reinvested	2,199	18,606	—	—	7,843	60,547

Redemptions	(823,493)	(6,880,926)	(769,763)	(5,897,692)	(662,527)	(5,125,325)

Net decrease	(542,893)	(4,427,589)	(509,291)	(3,938,940)	(84,089)	(596,535)

Class R4 shares(d)

Subscriptions	1,348,868	11,537,056	1,010,435	7,621,565	2,990,698	23,375,349

Distributions reinvested	18,333	155,828	—	—	54,997	425,673

Redemptions	(4,645,406)	(40,332,068)	(2,686,542)	(20,241,993)	(5,015,001)	(39,393,332)

Net decrease	(3,278,205)	(28,639,184)	(1,676,107)	(12,620,428)	(1,969,306)	(15,592,310)

Class R5 shares

Subscriptions	13,499,999	127,092,820	3,867,690	29,871,435	5,740,741	45,659,093

Distributions reinvested	125,712	1,066,564	80,397	574,035	175,246	1,370,424

Redemptions	(9,784,113)	(83,753,016)	(3,626,148)	(27,998,638)	(7,516,400)	(58,577,262)

Net increase (decrease)	3,841,598	44,406,368	321,939	2,446,832	(1,600,413)	(11,547,745)

Class Z shares

Subscriptions	6,578,897	54,535,504	2,805,822	21,429,475	21,991,103	189,023,832

Distributions reinvested	136,251	1,166,463	74,787	538,464	936	7,375

Redemptions	(15,526,319)	(143,934,377)	(4,045,975)	(30,917,908)	(2,508,948)	(19,264,755)

Net increase (decrease)	(8,811,171)	(88,232,410)	(1,165,366)	(8,949,969)	19,483,091	169,766,452

Total net decrease	(44,910,549)	(377,402,536)	(42,156,016)	(320,203,607)	(63,188,257)	(482,979,896)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Includes conversions of Class B shares to Class A shares, if any.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.59		$6.44		$6.94		$6.15	$7.14	$10.15

Income from investment operations:

Net investment income	0.07		0.03		0.02		0.04	0.07	0.07

Net realized and unrealized gain (loss)	2.46		1.12		(0.48)		0.83	(0.59)	(2.56)

Total from investment operations	2.53		1.15		(0.46)		0.87	(0.52)	(2.49)

Less distributions to shareholders:

Net investment income	(0.04)		(0.00	)(b)	(0.04)		(0.08)	(0.02)	(0.05)

Net realized gains	—		—		—		—	(0.45)	(0.47)

Total distributions to shareholders	(0.04)		(0.00	)(b)	(0.04)		(0.08)	(0.47)	(0.52)

Net asset value, end of period	$10.08		$7.59		$6.44		$6.94	$6.15	$7.14

Total return	33.47%		17.93%		(6.69%)		14.28%	(4.97%)	(25.62%)

Ratios to average net assets(c)

Total gross expenses	1.31%		1.29	%(d)	1.30%		1.20%	1.19%	1.28%

Total net expenses(e)	1.23	%(f)	1.20	%(d)	1.29	%(f)	1.20%	1.19%	1.28%

Net investment income	0.81%		0.55	%(d)	0.22%		0.62%	1.39%	0.74%

Supplemental data

Net assets, end of period (in thousands)	$932,556		$850,820		$882,934		$1,324,861	$1,351,336	$1,745,361

Portfolio turnover	40%		28%		46%		50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.24		$6.17		$6.67		$5.90	$6.90	$9.84

Income from investment operations:

Net investment income (loss)	0.01		(0.01)		(0.04)		(0.01)	0.03	(0.01)

Net realized and unrealized gain (loss)	2.35		1.08		(0.46)		0.81	(0.58)	(2.46)

Total from investment operations	2.36		1.07		(0.50)		0.80	(0.55)	(2.47)

Less distributions to shareholders:

Net investment income	—		—		—		(0.03)	—	—

Net realized gains	—		—		—		—	(0.45)	(0.47)

Total distributions to shareholders	—		—		—		(0.03)	(0.45)	(0.47)

Net asset value, end of period	$9.60		$7.24		$6.17		$6.67	$5.90	$6.90

Total return	32.60%		17.34%		(7.50%)		13.65%	(5.88%)	(26.13%)

Ratios to average net assets(b)

Total gross expenses	2.05%		2.04	%(c)	2.04%		1.97%	1.96%	2.04%

Total net expenses(d)	1.97	%(e)	1.95	%(c)	2.03	%(e)	1.97%	1.96%	2.04%

Net investment income (loss)	0.11%		(0.19	%)(c)	(0.54%)		(0.18%)	0.62%	(0.07%)

Supplemental data

Net assets, end of period (in thousands)	$38,621		$49,020		$49,737		$92,370	$104,322	$164,380

Portfolio turnover	40%		28%		46%		50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.24		$6.17		$6.66		$5.91	$6.90	$9.84

Income from investment operations:

Net investment income (loss)	0.01		(0.01)		(0.04)		(0.01)	0.03	0.00 (b)

Net realized and unrealized gain (loss)	2.34		1.08		(0.45)		0.80	(0.57)	(2.46)

Total from investment operations	2.35		1.07		(0.49)		0.79	(0.54)	(2.46)

Less distributions to shareholders:

Net investment income	—		—		—		(0.04)	—	(0.01)

Net realized gains	—		—		—		—	(0.45)	(0.47)

Total distributions to shareholders	—		—		—		(0.04)	(0.45)	(0.48)

Net asset value, end of period	$9.59		$7.24		$6.17		$6.66	$5.91	$6.90

Total return	32.46%		17.34%		(7.36%)		13.49%	(5.74%)	(26.11%)

Ratios to average net assets(c)

Total gross expenses	2.06%		2.04	%(d)	2.05%		1.96%	1.95%	2.03%

Total net expenses(e)	1.98	%(f)	1.95	%(d)	2.04	%(f)	1.96%	1.95%	2.03%

Net investment income (loss)	0.07%		(0.20	%)(d)	(0.52%)		(0.13%)	0.62%	0.03%

Supplemental data

Net assets, end of period (in thousands)	$32,119		$31,012		$34,731		$45,317	$41,952	$54,137

Portfolio turnover	40%		28%		46%		50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended September 30,
Class I	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.72	$6.56		$7.07	$6.25	$7.26	$10.30

Income from investment operations:

Net investment income	0.11	0.05		0.06	0.07	0.09	0.10

Net realized and unrealized gain (loss)	2.50	1.15		(0.49)	0.86	(0.60)	(2.58)

Total from investment operations	2.61	1.20		(0.43)	0.93	(0.51)	(2.48)

Less distributions to shareholders:

Net investment income	(0.08)	(0.04)		(0.08)	(0.11)	(0.05)	(0.09)

Net realized gains	—	—		—	—	(0.45)	(0.47)

Total distributions to shareholders	(0.08)	(0.04)		(0.08)	(0.11)	(0.50)	(0.56)

Net asset value, end of period	$10.25	$7.72		$6.56	$7.07	$6.25	$7.26

Total return	33.99%	18.30%		(6.28%)	15.06%	(4.60%)	(25.25%)

Ratios to average net assets(b)

Total gross expenses	0.80%	0.79	%(c)	0.82%	0.73%	0.67%	0.85%

Total net expenses(d)	0.78%	0.77	%(c)	0.82%	0.73%	0.67%	0.85%

Net investment income	1.25%	0.98	%(c)	0.72%	1.05%	1.83%	1.13%

Supplemental data

Net assets, end of period (in thousands)	$100,192	$84,959		$100,645	$117,621	$44,214	$15,526

Portfolio turnover	40%	28%		46%	50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.64	$6.48		$6.99	$6.19	$7.20	$10.22

Income from investment operations:

Net investment income	0.08	0.04		0.03	0.05	0.08	0.08

Net realized and unrealized gain (loss)	2.47	1.13		(0.48)	0.85	(0.60)	(2.56)

Total from investment operations	2.55	1.17		(0.45)	0.90	(0.52)	(2.48)

Less distributions to shareholders:

Net investment income	(0.05)	(0.01)		(0.06)	(0.10)	(0.04)	(0.07)

Net realized gains	—	—		—	—	(0.45)	(0.47)

Total distributions to shareholders	(0.05)	(0.01)		(0.06)	(0.10)	(0.49)	(0.54)

Net asset value, end of period	$10.14	$7.64		$6.48	$6.99	$6.19	$7.20

Total return	33.53%	18.15%		(6.59%)	14.61%	(4.91%)	(25.41%)

Ratios to average net assets(c)

Total gross expenses	1.10%	1.09	%(d)	1.12%	1.03%	0.97%	1.13%

Total net expenses(e)	1.08%	1.07	%(d)	1.12%	1.03%	0.97%	1.13%

Net investment income	0.97%	0.69	%(d)	0.38%	0.80%	1.55%	0.96%

Supplemental data

Net assets, end of period (in thousands)	$202,420	$241,253		$251,200	$389,349	$337,593	$270,774

Portfolio turnover	40%	28%		46%	50%	42%	34%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.52		$6.39		$6.88		$6.11	$7.12	$10.18

Income from investment operations:

Net investment income	0.05		0.02		(0.00	)(b)	0.02	0.05	0.05

Net realized and unrealized gain (loss)	2.43		1.11		(0.46)		0.82	(0.58)	(2.56)

Total from investment operations	2.48		1.13		(0.46)		0.84	(0.53)	(2.51)

Less distributions to shareholders:

Net investment income	(0.01)		—		(0.03)		(0.07)	(0.03)	(0.08)

Net realized gains	—		—		—		—	(0.45)	(0.47)

Total distributions to shareholders	(0.01)		—		(0.03)		(0.07)	(0.48)	(0.55)

Net asset value, end of period	$9.99		$7.52		$6.39		$6.88	$6.11	$7.12

Total return	33.07%		17.68%		(6.81%)		13.85%	(5.25%)	(25.87%)

Ratios to average net assets(c)

Total gross expenses	1.56%		1.54	%(d)	1.55%		1.53%	1.47%	1.61%

Total net expenses(e)	1.47	%(f)	1.45	%(d)	1.54	%(f)	1.53%	1.47%	1.61%

Net investment income (loss)	0.59%		0.31	%(d)	(0.01%)		0.31%	1.07%	0.60%

Supplemental data

Net assets, end of period (in thousands)	$12,641		$13,594		$14,799		$16,531	$15,827	$10,457

Portfolio turnover	40%		28%		46%		50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended September 30,
Class R4(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.56	$6.41		$6.92	$6.14	$7.15	$10.19

Income from investment operations:

Net investment income	0.08	0.02		0.01	0.04	0.06	0.07

Net realized and unrealized gain (loss)	2.45	1.13		(0.48)	0.83	(0.59)	(2.56)

Total from investment operations	2.53	1.15		(0.47)	0.87	(0.53)	(2.49)

Less distributions to shareholders:

Net investment income	(0.03)	—		(0.04)	(0.09)	(0.03)	(0.08)

Net realized gains	—	—		—	—	(0.45)	(0.47)

Total distributions to shareholders	(0.03)	—		(0.04)	(0.09)	(0.48)	(0.55)

Net asset value, end of period	$10.06	$7.56		$6.41	$6.92	$6.14	$7.15

Total return	33.59%	17.94%		(6.84%)	14.22%	(5.07%)	(25.60%)

Ratios to average net assets(c)

Total gross expenses	1.18%	1.34	%(d)	1.37%	1.29%	1.22%	1.36%

Total net expenses(e)	1.15%	1.32	%(d)	1.37%	1.29%	1.22%	1.36%

Net investment income	0.93%	0.44	%(d)	0.16%	0.55%	1.30%	0.85%

Supplemental data

Net assets, end of period (in thousands)	$29,093	$46,639		$50,329	$67,911	$46,599	$30,952

Portfolio turnover	40%	28%		46%	50%	42%	34%

Notes to Financial Highlights

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended September 30,
Class R5	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.65	$6.50		$7.01	$6.20	$7.21	$10.23

Income from investment operations:

Net investment income	0.11	0.05		0.05	0.07	0.09	0.12

Net realized and unrealized gain (loss)	2.47	1.13		(0.48)	0.85	(0.60)	(2.58)

Total from investment operations	2.58	1.18		(0.43)	0.92	(0.51)	(2.46)

Less distributions to shareholders:

Net investment income	(0.07)	(0.03)		(0.08)	(0.11)	(0.05)	(0.09)

Net realized gains	—	—		—	—	(0.45)	(0.47)

Total distributions to shareholders	(0.07)	(0.03)		(0.08)	(0.11)	(0.50)	(0.56)

Net asset value, end of period	$10.16	$7.65		$6.50	$7.01	$6.20	$7.21

Total return	33.98%	18.26%		(6.38%)	14.97%	(4.65%)	(25.23%)

Ratios to average net assets(b)

Total gross expenses	0.85%	0.84	%(c)	0.87%	0.79%	0.72%	0.84%

Total net expenses(d)	0.83%	0.82	%(c)	0.87%	0.79%	0.72%	0.84%

Net investment income	1.22%	0.94	%(c)	0.67%	1.05%	1.82%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$228,714	$142,835		$119,293	$139,751	$133,143	$65,029

Portfolio turnover	40%	28%		46%	50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class W	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.65		$6.49		$7.00	$6.20	$7.19	$10.20

Income from investment operations:

Net investment income	0.07		0.03		0.02	0.04	0.07	0.07

Net realized and unrealized gain (loss)	2.47		1.14		(0.48)	0.85	(0.59)	(2.56)

Total from investment operations	2.54		1.17		(0.46)	0.89	(0.52)	(2.49)

Less distributions to shareholders:

Net investment income	(0.04)		(0.01)		(0.05)	(0.09)	(0.02)	(0.05)

Net realized gains	—		—		—	—	(0.45)	(0.47)

Total distributions to shareholders	(0.04)		(0.01)		(0.05)	(0.09)	(0.47)	(0.52)

Net asset value, end of period	$10.15		$7.65		$6.49	$7.00	$6.20	$7.19

Total return	33.37%		18.03%		(6.69%)	14.43%	(4.96%)	(25.53%)

Ratios to average net assets(b)

Total gross expenses	1.28%		1.26	%(c)	1.28%	1.17%	1.07%	1.27%

Total net expenses(d)	1.22	%(e)	1.18	%(c)	1.28%	1.17%	1.07%	1.27%

Net investment income	0.80%		0.57	%(c)	0.26%	0.67%	1.48%	0.73%

Supplemental data

Net assets, end of period (in thousands)	$5		$4		$3	$4	$3	$4

Portfolio turnover	40%		28%		46%	50%	42%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$7.71		$6.55		$7.07		$7.00

Income from investment operations:

Net investment income	0.09		0.04		0.06		0.00	(c)

Net realized and unrealized gain (loss)	2.50		1.15		(0.50)		0.07

Total from investment operations	2.59		1.19		(0.44)		0.07

Less distributions to shareholders:

Net investment income	(0.07)		(0.03)		(0.08)		—

Total distributions to shareholders	(0.07)		(0.03)		(0.08)		—

Net asset value, end of period	$10.23		$7.71		$6.55		$7.07

Total return	33.70%		18.18%		(6.42%)		1.00%

Ratios to average net assets(d)

Total gross expenses	1.06%		1.04	%(e)	1.07%		1.01	%(e)

Total net expenses(f)	0.97	%(g)	0.95	%(e)	1.06	%(g)	1.01	%(e)

Net investment income	1.07%		0.81	%(e)	0.80%		4.49	%(e)

Supplemental data

Net assets, end of period (in thousands)	$97,298		$141,202		$127,642		$3

Portfolio turnover	40%		28%		46%		50%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Effective June 13, 2013, the Fund also offers Class Y shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are generally available only to omnibus retirement plans and certain other eligible investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on June 13, 2013.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

28	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2013	29

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.71% of the Fund’s average daily net assets.

30	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $5,544.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Prior to October 27, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R4	0.16
Class R5	0.05
Class W	0.25
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $80.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Annual Report 2013	31

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,136,000 and $388,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $337,259 for Class A, $10,690 for Class B and $1,068 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2012 through September 30, 2013	Prior to December 1, 2012
Class A	1.27%	1.18%
Class B	2.02	1.93
Class C	2.02	1.93
Class I	0.82	0.76
Class K	1.12	1.06
Class R	1.52	1.43
Class R4	1.02	0.93	*
Class R5	0.87	0.81
Class W	1.27	1.18
Class Z	1.02	0.93

*	Prior to October 27, 2012, the annual rate for Class R4 shares was 1.31%.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, foreign currency transactions, deferral/reversal of wash sales losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,283,278
Accumulated net realized loss	(2,352,755)
Paid-in capital	69,477

32	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013 ($)	Period Ended May 31, 2012 ($)	Year Ended September 30, 2011 ($)
Ordinary income	8,852,833	2,909,012	14,000,777

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,251,264
Unrealized appreciation	376,648,185

At May 31, 2013, the cost of investments for federal income tax purposes was $1,294,377,971 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$388,609,100
Unrealized depreciation	(11,960,915)
Net unrealized appreciation	376,648,185

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	13,481,601
2018	172,706,997
Total	186,188,598

For the year ended May 31, 2013, $161,645,789 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $628,784,692 and $1,026,028,264, respectively, for the year ended May 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 20.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may

Annual Report 2013	33

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2013

borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 10. Significant Risks

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Mid Cap Value Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Opportunity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

Annual Report 2013	35

Columbia Mid Cap Value Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

36	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	37

Columbia Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

38	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	39

Columbia Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

40	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013	41

Columbia Mid Cap Value Opportunity Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mid Cap Value Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

42	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013	43

Columbia Mid Cap Value Opportunity Fund

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44	Annual Report 2013

Columbia Mid Cap Value Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN198_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Multi-Advisor Small Cap Value Fund

Columbia Multi-Advisor Small Cap Value Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Multi-Advisor Small Cap Value Fund (the Fund) Class A shares returned 33.63% excluding sales charges for the 12-month period that ended May 31, 2013.

>	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 31.31% during the same 12-month period.

>	Results can be attributed primarily to effective security selection decisions amidst a strong rally within the broad U.S. equity market.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	06/18/01
Excluding sales charges		33.63	8.90	10.46
Including sales charges		25.96	7.61	9.80
Class B	06/18/01
Excluding sales charges		32.66	8.05	9.76
Including sales charges		27.66	7.76	9.76
Class C	06/18/01
Excluding sales charges		32.52	8.07	9.73
Including sales charges		31.52	8.07	9.73
Class I*	03/04/04	34.37	9.36	10.88
Class K (formerly Class R4)	06/18/01	33.85	9.08	10.64
Class R*	12/11/06	33.27	8.54	10.12
Class R4* (formerly Class R3)	12/11/06	33.76	8.84	10.44
Class R5*	12/11/06	34.23	9.30	10.73
Class Z*	09/27/10	34.03	8.99	10.51
Russell 2000 Value Index		31.31	6.51	9.53

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg, CFA

Metropolitan West Capital Management, LLC

Samir Sikka

Turner Investments, L.P.

David Kovacs, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Columbia Multi-Advisor Small Cap Value Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of May 31, 2013, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) managed approximately 27%, 24%, 26% and 23% of the portfolio, respectively.

For the 12-month period that ended May 31, 2013, the Fund’s Class A shares returned 33.63% without sales charge. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 31.31% over the same 12-month period. Results can be attributed primarily to effective security selection decisions amidst a strong rally within the broad U.S. equity market.

Small-Cap Equities Surged Amidst Investor Optimism

The fiscal year ended May 31, 2013 marked a time in which the Federal Reserve’s (the Fed’s) stimulative monetary policy and the tying of its policy moves to unemployment and inflation levels rather than to any date-specific guideline trumped concerns over high U.S. unemployment, too-close-to-call presidential elections, a fiscal cliff impasse and persistent European sovereign debt troubles. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors were also encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. Despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market. Within the broad U.S. equity market, small-cap equities performed best, outpacing both their large-cap and mid-cap counterparts during the period. From a style perspective, value stocks outperformed growth stocks across the capitalization spectrum.

Effective Security Selection Boosted Manager Results

Barrow Hanley: Our portion of the Fund outperformed the benchmark during the period, attributable mostly to effective stock selection. The primary positive contributor to our portion of the Fund’s results relative to the benchmark was stock selection within the industrials sector, where the biggest contributors were positions in Mobile Mini, Terex and Oshkosh. Also significantly benefiting relative performance was stock selection within consumer discretionary, where the biggest contributors were positions in Cabela’s, Whirlpool and American Axle & Manufacturing Holdings. In both sectors, our portion of the Fund’s overweighted allocation compared to the benchmark bolstered the relative impact significantly.

Individual stock selection in health care and materials contributed positively during the period as well. In health care, positions in HealthSouth and Covance added particular value. In materials, PolyOne enjoyed robust gains.

The only sectors that detracted from our portion of the Fund’s performance relative to the benchmark were information technology and energy. In information technology, both stock selection and sector positioning detracted. Shares of FARO Technologies and Mercury Systems each lost significant ground during the annual period. While our portion of the Fund’s sole holding in the energy sector, Berry Petroleum, posted double-digit gains, it was not enough to outpace the benchmark and thus proved to be a detractor.

4	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Elsewhere, the only other holdings in our portion of the Fund to post negative returns during the period were Myers Industries in the materials sector and John Wiley & Sons in the consumer discretionary sector.

Donald Smith: Our portion of the Fund generated positive double-digit returns but underperformed the benchmark during the period due primarily to a substantial cash position held during a strongly-rising U.S. equity market.

Individual holdings that detracted during the period included two precious metals companies — Coeur Mining and AuRico Gold, whose share prices declined along with the price of gold and silver. Other disappointments included Overseas Shipholding and RadioShack, which saw their share prices decline in the latter part of 2012 though both rebounded strongly in 2013 year-to-date. On the positive side, there were a number of substantial winners during the fiscal year. Positions in airline stocks generally did well, with the share prices of Air France-KLM and Southwest Airlines surging robustly. Two sizable information technology holdings — Micron Technology and Sanmina — were positive contributors as well. In financials, several insurance company holdings, including Platinum Underwriters Holdings, American National Insurance and Horace Mann Educators, outpaced the benchmark. In energy, the rebound in natural gas prices helped the performance of two natural gas exploration and production companies held in the Fund, namely Advantage Oil & Gas and WPX Energy. Finally, two cyclical companies contributed positively to our portion of the Fund’s results — auto parts company Dana Holding of the consumer discretionary sector and paper and pulp company Resolute Forest Products of the materials sector.

MetWest Capital: Our portion of the Fund outperformed the benchmark during the period due primarily to effective stock selection. Sector weighting, which is a by-product of our bottom-up stock selection process, further enhanced relative performance, albeit to a more modest degree.

More specifically, stock selection in health care, energy and consumer staples added value to relative returns. In the health care sector, stock selection within the health care providers and services industry enhanced relative returns most. Within energy, strong stock selection and a modest overweight relative to the benchmark in the energy equipment and services industry helped most. Within consumer staples, stock selection in the food products industry boosted results.

Stock selection in the consumer discretionary sector hurt our portion of the Fund’s relative results. Within consumer discretionary, weak stock selection in the diversified consumer services industry hampered results. Lack of exposure to the media industry also hindered relative performance. An underweighted allocation to the strongly-performing materials sector and an overweighted exposure to the weaker consumer staples sector also detracted. Within materials, our portion of the Fund’s lack of exposure to the paper and forest products industry detracted most from relative performance. Notably, the detracting effect of the overweight in consumer staples was largely offset by effective stock selection within the sector.

From an individual stock perspective, the holdings that contributed most positively to our portion of the Fund’s results were office supply retailer OfficeMax, health care staffing firm AMN Healthcare Services and cement and aggregates producer Texas Industries.

The holdings that detracted most from our portion of the Fund’s results during the annual period were metallurgical coal producer Walter Energy, mall-based specialty retailer Aeropostale and film and video editing solutions provider Avid Technology.

Top Ten Holdings (%) (at May 31, 2013)
JetBlue Airways Corp.	2.3
Dana Holding Corp.	1.7
Platinum Underwriters Holdings Ltd.	1.4
AerCap Holdings NV	1.4
Sanmina Corp.	1.4
Terex Corp.	1.4
Mobile Mini, Inc.	1.3
Celestica, Inc.	1.3
Resolute Forest Products, Inc.	1.3
Oshkosh Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013	5

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	92.6
Consumer Discretionary	15.3
Consumer Staples	1.6
Energy	4.6
Financials	19.9
Health Care	4.4
Industrials	22.4
Information Technology	16.5
Materials	6.1
Telecommunication Services	0.2
Utilities	1.6
Limited Partnerships	0.1
Money Market Funds	7.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.

Turner: Our portion of the Fund generated robust double-digit absolute gains but modestly trailed the benchmark during the period. Such relative results were primarily because of our more conservative positioning within our portion of the Fund than the benchmark during what turned out to be a strong period for U.S. equities. The quantitative investment process we employ, combined with our emphasis on risk controls, resulted in us selling securities whose prices and valuations materially increased during the prior fiscal year due to profit-taking. We used the proceeds to invest in companies attractively ranked on valuations and on low price momentum.

For the period overall, the strongest contributing market sectors to our strategy were industrials, materials and energy, where stock selection in each drove outperformance relative to the benchmark. Within industrials, stock selection was strongest in the home building and trucking industries. In materials, stock selection proved most effective in the construction materials industry. In energy, security selection in the oil and gas production industry added the most value. The greatest detractor from our portion of the Fund’s results was weaker stock selection in the consumer discretionary, health care and utilities sectors. Within consumer discretionary, holdings in the apparel and airlines industries underperformed. In health care, underperformance was concentrated in the health care equipment & supplies and other pharmaceuticals industries. In utilities, poor stock selection within the miscellaneous commercial services and electric utilities industries hampered results.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. With this in mind, the three stocks that contributed most to relative performance during the annual period were Stewart Information Services, a title insurance company leveraged to the improving real estate market; SunEdison (formerly MEMC Electronic Materials), a developer of semiconductor and solar technology; and USG, a building materials manufacturer and distributor. By the end of the period, we had sold our portion of the Fund’s positions in Stewart Information Services and USG, taking profits. The three stocks that detracted most from relative results were solar energy company First Solar, mattress manufacturer Select Comfort and semiconductor image sensor device developer OmniVision Technologies. We sold our portion of the Fund’s positions in Select Comfort and OmniVision Technologies by the end of the period.

Company-Specific Stories Drove Decisions

Barrow Hanley: Our strategy is to increase holdings where share price declines represent the highest risk-adjust return opportunities, while at the same time funding these additions from the sale of holdings that have become relatively less attractive, in our view, as a result of superior performance. For example, during the period, we exited the Fund’s position in Synovus Financial, which had performed well and which we felt had neared its return potential. We used the proceeds to purchase Duff & Phelps, a small but growing investment banking and consulting company. We felt Duff & Phelps had the potential to benefit should the market return to more historically normal conditions over the next few years. However, when we did not see the turnaround expected, we cannibalized the Fund’s position for ones we considered to have more return potential.

We also made some opportunistic purchases during the period. In the fall of 2012, we established a Fund position in Covance, a contract research organization for the pharmaceutical industry, as we felt the company should benefit from a product mix shift in its business superimposed on a more favorable cost structure. We also

6	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

initiated a Fund position in AMC Networks, which had been impacted by litigation with Dish Networks, but which continues, in our view, to otherwise show impressive ratings and subscriber growth and investment value. We believe AMC Networks should represent strong upside over the near term.

In implementing this strategy, based completely on individual stock selection, exposures to industrials, health care and materials were increased during the period. At the end of the period, our portion of the Fund was significantly overweight versus the benchmark in industrials, information technology and consumer discretionary and significantly underweight financials. Our portion of the Fund continued to have no exposure to utilities, consumer staples and telecommunication services, as stocks within these sectors rarely conform to our stringent buying requirements.

Donald Smith: During the period, the acquisitions of Flagstone Reinsurance by Validus and of GenOn Energy by NRG closed, and we eliminated the Fund’s positions held in both acquiring companies. Other stocks we sold from our portion of the Fund included USEC, Energy Partners, Dillard’s, PNM Resources, Tesoro and NV Energy, almost all at substantial gains. We initiated positions in three companies during the period. Two precious metals companies, AuRico Gold and Coeur Mining, were added after each experienced a share price decline related to the falling prices of gold and silver. In our view, each has a superior balance sheet and mines located in mining-friendly jurisdictions, such as Canada, Mexico and the United States. We purchased each of these stocks at discounts to book value. We also established a Fund position in AerCap Holdings, one of the largest aircraft lessors. We purchased AerCap Holdings’ stock at 83% of book value; third-party appraisals showed the current market value of its fleet exceeding book value by 10% to 15%. Also, what we consider to be shareholder-friendly management of the company has made accretive stock purchases of 24% of outstanding shares over the past two years.

MetWest Capital: Turnover within our portion of the Fund remained consistent with our long-term investment perspective. During the period, we established new positions in AerCap Holdings, a global leader in aircraft leasing and aviation finance, and in Dana Holding, which designs, manufactures and supplies driveline products, power technologies and genuine service parts for vehicle manufacturers worldwide.

We sold our portion of the Fund’s position in air freight service provider Forward Air, as its stock price approached our estimate of intrinsic value. Also, because we take the perspective of a long-term investor and invest in what we consider to be great businesses that are undervalued, our investments occasionally become acquisition targets. Such was the case in June 2012 when Centerbridge Partners, L.P. offered to buy Asian-inspired restaurant operator P.F. Chang’s at a premium. We sold the Fund’s investment in P.F. Chang’s during the period as its stock price approached the deal price.

As a result of these and other trades as well as stock price movements, our portion of the Fund’s exposure to industrials increased and its allocations to financials, health care and utilities decreased. At the end of the period, our portion of the Fund was underweight relative to the benchmark in financials, utilities and materials and overweight relative to the benchmark in industrials, consumer discretionary, information technology and health care. Our portion of the Fund held positions rather neutral to the benchmark in consumer staples, energy and telecommunication services at the end of the period. As always, sector weightings were a by-product of our bottom-up stock selection process and not the result of tactical allocation decisions.

Annual Report 2013	7

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Turner: As our portion of the Fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not individual stock fundamental reasons. That said, during the period, our portion of the Fund’s exposure to information technology, consumer discretionary, energy and materials increased and its allocations to financials and consumer staples decreased. With these changes, at the end of the period, our portion of the Fund was overweight health care, information technology and energy relative to the benchmark and underweight financials and industrials. Our portion of the Fund held exposures relatively neutral to the benchmark in consumer discretionary, consumer staples, utilities and materials.

Looking Ahead

Barrow Hanley: We intend to continue to position our portion of the Fund’s portfolio in those securities we feel are most undervalued and that have the most potential upside, as we have done for some time now. Our sector allocation is a direct result of individual stock selection. We remain cognizant that a slowdown in global economic growth remains a considerable risk to performance going forward.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. That said, at the end of the period, we believe our portion of the Fund remained attractively valued based on the key valuation metrics we monitor, such as price/book value, price/revenues and price/earnings on normalized earnings. Our portion of the Fund’s price/tangible book value of 82% at the end of the period, for example, was approximately one-third that of the benchmark and one-fourth that of the Russell 2000 Index. At the end of the period, our portion of the Fund was most heavily focused on select companies within the information technology, airlines and insurance industries.

MetWest Capital: At the end of the period, we believe our portion of the Fund was positioned for slightly elevated but slow economic growth — approximately 2% to 3% gross domestic product — over the long term. Given this perspective, if the economy experiences either strong growth or a contraction, the portfolio may underperform. Our investment process is driven by bottom-up, company-focused research and stock selection. We remain committed to seeking out high quality businesses in great industries that trade at what we believe are discounts to intrinsic value and possess catalysts to unlock that value within our multi-year investment horizon. Regardless of what the markets may bring, these businesses, in our view, should provide opportunities for superior investment returns.

Turner: In managing our portion of the Fund, we believe that outperformance relative to the benchmark may best be achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we intend to continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

8	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,213.20	1,017.95	7.72	7.04	1.40
Class B	1,000.00	1,000.00	1,206.60	1,014.21	11.83	10.80	2.15
Class C	1,000.00	1,000.00	1,208.10	1,014.21	11.84	10.80	2.15
Class I	1,000.00	1,000.00	1,215.20	1,020.19	5.25	4.78	0.95
Class K (formerly Class R4)	1,000.00	1,000.00	1,213.80	1,018.70	6.90	6.29	1.25
Class R	1,000.00	1,000.00	1,211.20	1,016.70	9.10	8.30	1.65
Class R4 (formerly Class R3)	1,000.00	1,000.00	1,213.60	1,019.20	6.35	5.79	1.15
Class R5	1,000.00	1,000.00	1,214.40	1,019.95	5.52	5.04	1.00
Class Z	1,000.00	1,000.00	1,213.60	1,019.20	6.35	5.79	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	9

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 92.3%
Issuer	Shares	Value ($)

Consumer Discretionary 15.3%
Auto Components 2.9%

American Axle & Manufacturing Holdings, Inc.(a)	220,870	3,929,277

Cooper Tire & Rubber Co.	17,370	448,841

Dana Holding Corp.	299,119	5,659,331

Federal-Mogul Corp.(a)	23,310	227,273

Gentex Corp.	700	16,009

Total		10,280,731

Automobiles 0.5%

Thor Industries, Inc.	36,000	1,537,560

Winnebago Industries, Inc.(a)	18,550	385,098

Total		1,922,658

Diversified Consumer Services 0.4%

DeVry, Inc.	14,650	457,519

Education Management Corp.(a)	28,430	183,658

ITT Educational Services, Inc.(a)	8,080	193,678

Stewart Enterprises, Inc., Class A	42,540	553,020

Total		1,387,875

Hotels, Restaurants & Leisure 1.1%

Bravo Brio Restaurant Group, Inc.(a)	22,810	410,580

Buffalo Wild Wings, Inc.(a)	5,400	518,184

Cheesecake Factory, Inc. (The)	6,940	277,045

Choice Hotels International, Inc.	12,370	488,368

Red Robin Gourmet Burgers, Inc.(a)	9,130	479,416

Ruby Tuesday, Inc.(a)	27,630	255,578

Six Flags Entertainment Corp.	16,000	1,193,120

Texas Roadhouse, Inc.	14,310	338,431

Total		3,960,722

Household Durables 1.7%

Beazer Homes USA, Inc.(a)	27,020	559,314

Ethan Allen Interiors, Inc.	7,950	249,391

Libbey, Inc.(a)	16,460	348,294

Meritage Homes Corp.(a)	10,810	511,962

Ryland Group, Inc. (The)	11,790	533,851

Standard Pacific Corp.(a)	53,880	476,838

Whirlpool Corp.	27,400	3,500,624

Total		6,180,274

Internet & Catalog Retail 0.1%

Shutterfly, Inc.(a)	9,830	479,114

Leisure Equipment & Products 0.9%

Arctic Cat, Inc.	8,600	403,254

Brunswick Corp.	82,900	2,782,953

Total		3,186,207

Common Stocks (continued)
Issuer	Shares	Value ($)

Media 0.7%

AMC Networks, Inc., Class A(a)	28,700	1,837,374

John Wiley & Sons, Inc., Class A	19,500	774,150

Total		2,611,524

Specialty Retail 6.0%

Aaron’s, Inc.	63,600	1,786,524

Abercrombie & Fitch Co., Class A	41,000	2,053,280

Aeropostale, Inc.(a)	61,500	898,515

Ascena Retail Group, Inc.(a)	100,500	2,043,165

Cabela’s, Inc.(a)	20,400	1,368,024

Chico’s FAS, Inc.	73,000	1,318,380

DSW, Inc., Class A	13,000	961,870

Francesca’s Holdings Corp.(a)	16,600	473,930

Genesco, Inc.(a)	8,470	572,403

Group 1 Automotive, Inc.	24,830	1,577,946

Men’s Wearhouse, Inc. (The)	84,700	3,066,140

OfficeMax, Inc.	201,500	2,625,545

RadioShack Corp.	368,000	1,361,600

Tile Shop Holdings, Inc.(a)	13,790	353,024

Vitamin Shoppe, Inc.(a)	4,940	216,076

Zumiez, Inc.(a)	22,870	727,723

Total		21,404,145

Textiles, Apparel & Luxury Goods 1.0%

Carter’s, Inc.	13,000	936,910

Iconix Brand Group, Inc.(a)	18,480	556,063

Jones Group, Inc. (The)	136,550	1,989,534

Total		3,482,507

Total Consumer Discretionary		54,895,757

Consumer Staples 1.6%
Food & Staples Retailing 0.2%

Ingles Markets, Inc., Class A	15,820	348,356

Susser Holdings Corp.(a)	5,540	262,264

Total		610,620

Food Products 1.2%

B&G Foods, Inc.	16,300	469,114

Flowers Foods, Inc.	39,000	1,301,430

J&J Snack Foods Corp.	12,500	948,750

Pilgrim’s Pride Corp.(a)	43,460	519,782

TreeHouse Foods, Inc.(a)	14,000	916,720

Total		4,155,796

Personal Products 0.1%

Elizabeth Arden, Inc.(a)	8,360	393,756

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 0.1%

Alliance One International, Inc.(a)	151,443	551,252

Total Consumer Staples		5,711,424

Energy 4.6%
Energy Equipment & Services 2.1%

Exterran Holdings, Inc.(a)	13,110	379,141

Forum Energy Technologies, Inc.(a)	57,500	1,707,175

Geospace Technologies Corp.(a)	5,020	436,037

Helix Energy Solutions Group, Inc.(a)	40,500	966,330

Hercules Offshore, Inc.(a)	77,780	537,460

Hornbeck Offshore Services, Inc.(a)	8,500	442,170

Matrix Service Co.(a)	23,110	381,084

Newpark Resources, Inc.(a)	22,550	251,432

Parker Drilling Co.(a)	273,500	1,219,810

Tetra Technologies, Inc.(a)	107,360	1,117,618

Willbros Group, Inc.(a)	44,740	301,100

Total		7,739,357

Oil, Gas & Consumable Fuels 2.5%

Advantage Oil & Gas Ltd.(a)	304,421	1,315,099

Alon USA Energy, Inc.	18,630	341,115

Alpha Natural Resources, Inc.(a)	31,560	210,821

Berry Petroleum Co., Class A	45,500	1,970,605

EXCO Resources, Inc.	50,480	410,402

Gastar Exploration Ltd.(a)	136,530	338,594

Oasis Petroleum, Inc.(a)	46,000	1,709,360

Overseas Shipholding Group, Inc.(a)	118,740	349,096

PDC Energy, Inc.(a)	6,330	324,033

Quicksilver Resources, Inc.(a)	103,560	229,903

SemGroup Corp., Class A	5,380	281,482

Stone Energy Corp.(a)	18,920	425,889

WPX Energy, Inc.(a)	52,268	1,006,682

Total		8,913,081

Total Energy		16,652,438

Financials 19.8%
Capital Markets 1.9%

E*TRADE Financial Corp.(a)	99,500	1,157,185

Eaton Vance Corp.	21,500	892,465

Evercore Partners, Inc., Class A	9,370	372,176

Janus Capital Group, Inc.	185,900	1,630,343

Manning & Napier, Inc.	17,280	343,699

MCG Capital Corp.	71,110	351,995

Prospect Capital Corp.	42,076	437,170

Common Stocks (continued)
Issuer	Shares	Value ($)

Stifel Financial Corp.(a)	45,000	1,619,550

Total		6,804,583

Commercial Banks 7.6%

Associated Banc-Corp.	111,000	1,710,510

Banco Latinoamericano de Comercio Exterior SA, Class E	17,960	411,823

Banner Corp.	8,860	284,229

BBCN Bancorp, Inc.	127,167	1,639,183

CapitalSource, Inc.	45,710	430,131

Cathay General Bancorp	70,430	1,429,025

City National Corp.	56,000	3,514,560

Community Bank System, Inc.	1,673	49,119

First BanCorp(a)	72,170	440,959

First Commonwealth Financial Corp.	51,180	369,008

First Financial Holdings, Inc.	20,500	431,935

First Merchants Corp.	26,590	440,330

First Midwest Bancorp, Inc.	30,510	401,512

FirstMerit Corp.	24,860	469,108

Glacier Bancorp, Inc.	88,120	1,713,053

Hancock Holding Co.	85,730	2,447,591

HomeTrust Bancshares, Inc.(a)	8,040	130,650

National Penn Bancshares, Inc.	41,470	409,724

OFG Bancorp	32,730	581,939

Old National Bancorp	27,970	373,679

PacWest Bancorp	19,550	563,626

PrivateBancorp, Inc.	28,780	557,181

Prosperity Bancshares, Inc.	66,820	3,347,014

Susquehanna Bancshares, Inc.	43,410	521,354

TCF Financial Corp.	80,000	1,152,000

Western Alliance Bancorp(a)	30,280	445,116

Wintrust Financial Corp.	11,150	420,801

Zions Bancorporation	95,000	2,664,750

Total		27,349,910

Consumer Finance 0.2%

Nelnet, Inc., Class A	14,670	573,010

Insurance 5.4%

American National Insurance Co.	27,300	2,726,724

Enstar Group Ltd.(a)	2,630	332,090

First American Financial Corp.	13,820	330,022

Hanover Insurance Group, Inc. (The)	8,010	402,342

Horace Mann Educators Corp.	141,700	3,443,310

Montpelier Re Holdings Ltd.	101,768	2,543,182

Platinum Underwriters Holdings Ltd.	84,025	4,797,828

ProAssurance Corp.	32,900	1,651,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Selective Insurance Group, Inc.	21,140	501,652

StanCorp Financial Group, Inc.	63,440	2,882,079

Total		19,610,809

Real Estate Investment Trusts (REITs) 4.0%

American Assets Trust, Inc.	16,950	545,790

BioMed Realty Trust, Inc.	13,110	274,392

Chatham Lodging Trust	19,900	369,145

Colonial Properties Trust	17,280	382,061

CubeSmart	20,300	317,695

DiamondRock Hospitality Co.	75,000	713,250

DuPont Fabros Technology, Inc.	18,860	456,978

Education Realty Trust, Inc.	36,950	386,497

EPR Properties	9,160	480,167

Equity One, Inc.	14,150	330,120

FelCor Lodging Trust, Inc.(a)	87,880	541,341

First Industrial Realty Trust, Inc.	16,060	271,253

Geo Group, Inc. (The)	9,067	315,713

Granite Real Estate Investment Trust	90,205	3,340,291

Healthcare Realty Trust, Inc.	13,190	350,986

Highwoods Properties, Inc.	12,030	438,133

iStar Financial, Inc.(a)	31,660	377,071

LaSalle Hotel Properties	21,710	573,144

Lexington Realty Trust	27,580	347,232

LTC Properties, Inc.	9,410	391,550

PennyMac Mortgage Investment Trust	16,630	360,039

Potlatch Corp.	6,670	303,018

Redwood Trust, Inc.	15,090	289,124

RLJ Lodging Trust	17,680	409,469

Starwood Property Trust, Inc.	17,860	453,108

Strategic Hotels & Resorts, Inc.(a)	45,550	366,222

Sun Communities, Inc.	6,650	332,301

Two Harbors Investment Corp.	27,570	304,097

Universal Health Realty Income Trust	7,470	337,420

Total		14,357,607

Real Estate Management & Development 0.4%

Jones Lang LaSalle, Inc.	17,500	1,607,025

Thrifts & Mortgage Finance 0.3%

Doral Financial Corp.(a)	78,020	78,800

Home Loan Servicing Solutions Ltd.	17,060	389,650

Ocwen Financial Corp.(a)	15,060	644,267

Total		1,112,717

Total Financials		71,415,661

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 4.4%
Health Care Equipment & Supplies 0.9%

Analogic Corp.	6,410	509,531

Cyberonics, Inc.(a)	12,930	616,890

Cynosure Inc., Class A(a)	15,280	380,625

Meridian Bioscience, Inc.	12,530	270,773

STERIS Corp.	31,500	1,428,210

Total		3,206,029

Health Care Providers & Services 1.9%

Accretive Health, Inc.(a)	39,720	452,014

AMN Healthcare Services, Inc.(a)	100,000	1,339,000

HealthSouth Corp.(a)	137,150	4,017,123

IPC The Hospitalist Co., Inc.(a)	9,150	446,154

PharMerica Corp.(a)	26,750	417,568

Total		6,671,859

Health Care Technology 0.2%

MedAssets, Inc.(a)	21,540	353,256

Quality Systems, Inc.	22,950	410,346

Total		763,602

Life Sciences Tools & Services 1.3%

Affymetrix, Inc.(a)	97,590	365,962

Bio-Rad Laboratories, Inc., Class A(a)	10,250	1,165,220

Charles River Laboratories International, Inc.(a)	23,000	996,130

Covance, Inc.(a)	29,900	2,229,942

Total		4,757,254

Pharmaceuticals 0.1%

Auxilium Pharmaceuticals, Inc.(a)	31,150	464,758

Total Health Care		15,863,502

Industrials 22.3%
Aerospace & Defense 0.3%

Alliant Techsystems, Inc.	3,420	268,538

American Science & Engineering, Inc.	6,670	400,467

Moog, Inc., Class A(a)	10,765	539,004

Total		1,208,009

Air Freight & Logistics 0.7%

Forward Air Corp.	66,000	2,558,820

Airlines 3.7%

Air France-KLM, ADR(a)	286,770	2,796,007

JetBlue Airways Corp.(a)	1,217,629	7,561,476

Skywest, Inc.	28,020	393,121

Southwest Airlines Co.	191,358	2,711,534

Total		13,462,138

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Building Products 2.2%

AAON, Inc.	11,940	396,886

AO Smith Corp.	11,200	439,040

Apogee Enterprises, Inc.	13,690	365,249

Gibraltar Industries, Inc.(a)	95,826	1,555,256

Simpson Manufacturing Co., Inc.	60,900	1,782,543

Trex Co., Inc.(a)	50,000	2,778,500

Universal Forest Products, Inc.	10,920	431,449

Total		7,748,923

Commercial Services & Supplies 3.8%

ACCO Brands Corp.(a)	84,500	604,175

EnerNOC, Inc.(a)	20,560	275,093

Herman Miller, Inc.	101,314	2,847,937

KAR Auction Services, Inc.	150,500	3,529,225

Mobile Mini, Inc.(a)	132,900	4,472,085

Schawk, Inc.	55,000	651,750

United Stationers, Inc.	41,620	1,436,306

Total		13,816,571

Construction & Engineering 1.9%

Aegion Corp.(a)	93,200	2,127,756

Comfort Systems U.S.A., Inc.	103,310	1,427,744

EMCOR Group, Inc.	43,000	1,709,250

Pike Electric Corp.	139,000	1,688,850

Total		6,953,600

Electrical Equipment 0.7%

AZZ, Inc.	11,580	480,338

Regal-Beloit Corp.	30,300	2,045,553

Total		2,525,891

Machinery 4.9%

Accuride Corp.(a)	51,600	264,192

Actuant Corp., Class A	8,110	275,740

CIRCOR International, Inc.	7,680	392,448

Federal Signal Corp.(a)	64,660	567,068

Harsco Corp.	50,500	1,180,690

IDEX Corp.	37,500	2,064,375

Oshkosh Corp.(a)	103,600	4,125,352

Standex International Corp.	6,220	324,497

Tecumseh Products Co., Class B(a)	10,948	97,437

Tennant Co.	7,260	358,209

Terex Corp.(a)	127,000	4,555,490

Trinity Industries, Inc.	15,000	613,950

Wabtec Corp.	16,000	1,760,160

Watts Water Technologies, Inc., Class A	18,390	875,364

Total		17,454,972

Common Stocks (continued)
Issuer	Shares	Value ($)

Marine 0.4%

Kirby Corp.(a)	17,500	1,366,400

Professional Services 1.4%

Kelly Services, Inc., Class A	22,570	399,715

Korn/Ferry International(a)	177,660	3,109,050

Resources Connection, Inc.	120,500	1,320,680

Total		4,829,445

Road & Rail 0.5%

Con-way, Inc.	11,390	433,048

Landstar System, Inc.	19,000	1,003,010

Saia, Inc.(a)	7,480	357,432

Total		1,793,490

Trading Companies & Distributors 1.8%

AerCap Holdings NV(a)	275,500	4,774,415

Aircastle Ltd.	80,420	1,272,244

Beacon Roofing Supply, Inc.(a)	11,130	458,779

Total		6,505,438

Total Industrials		80,223,697

Information Technology 16.4%
Communications Equipment 0.6%

Arris Group, Inc.(a)	28,250	427,422

Aviat Networks, Inc.(a)	123,270	326,666

Ciena Corp.(a)	34,740	581,548

Plantronics, Inc.	20,000	924,000

Total		2,259,636

Computers & Peripherals 0.4%

Avid Technology, Inc.(a)	152,500	972,950

Diebold, Inc.	4,200	135,282

Stratasys Ltd.(a)	5,200	437,060

Total		1,545,292

Electronic Equipment, Instruments & Components 8.1%

Audience, Inc.(a)	28,060	392,840

Celestica, Inc.(a)	475,943	4,402,473

FARO Technologies, Inc.(a)	27,200	1,017,824

Ingram Micro, Inc., Class A(a)	200,400	3,829,644

InvenSense, Inc.(a)	37,870	487,765

Jabil Circuit, Inc.	99,500	1,995,970

Littelfuse, Inc.	32,400	2,381,076

Mercury Systems, Inc.(a)	100,000	874,000

OSI Systems, Inc.(a)	6,820	394,469

Park Electrochemical Corp.	52,900	1,277,535

Plexus Corp.(a)	101,600	2,964,688

Rofin-Sinar Technologies, Inc.(a)	12,400	331,824

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Sanmina Corp.(a)	347,608	4,720,517

Vishay Intertechnology, Inc.(a)	263,100	3,830,736

Total		28,901,361

Internet Software & Services 0.4%

OpenTable, Inc.(a)	6,850	456,895

WebMD Health Corp.(a)	36,500	1,077,480

Total		1,534,375

IT Services 1.3%

Convergys Corp.	33,740	613,056

DST Systems, Inc.	12,000	818,160

Euronet Worldwide, Inc.(a)	20,390	621,895

MoneyGram International, Inc.(a)	29,150	573,672

VeriFone Systems, Inc.(a)	85,500	1,994,715

Total		4,621,498

Semiconductors & Semiconductor Equipment 3.4%

Amkor Technology, Inc.(a)	107,540	488,232

Applied Micro Circuits Corp.(a)	45,660	352,039

ATMI, Inc.(a)	35,500	847,385

Axcelis Technologies, Inc.(a)	200,000	320,000

Brooks Automation, Inc.	197,500	2,103,375

Exar Corp.(a)	38,440	433,603

First Solar, Inc.(a)	5,480	298,002

International Rectifier Corp.(a)	60,000	1,318,800

Magnachip Semiconductor Corp.(a)	27,620	510,970

Micron Technology, Inc.(a)	250,000	2,920,000

Photronics, Inc.(a)	287,300	2,192,099

SunEdison, Inc.(a)	67,490	544,644

Total		12,329,149

Software 2.2%

ACI Worldwide, Inc.(a)	9,361	435,380

Aspen Technology, Inc.(a)	13,990	428,374

Blackbaud, Inc.	11,070	335,864

Bottomline Technologies de, Inc.(a)	11,960	330,455

Ebix, Inc.	23,180	459,891

Guidewire Software, Inc.(a)	9,780	400,589

Informatica Corp.(a)	47,000	1,708,920

Manhattan Associates, Inc.(a)	5,910	443,427

Mentor Graphics Corp.	143,270	2,720,697

Netscout Systems, Inc.(a)	24,740	602,419

Total		7,866,016

Total Information Technology		59,057,327

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 6.1%
Chemicals 2.2%

American Vanguard Corp.	11,270	343,284

Calgon Carbon Corp.(a)	24,630	444,818

H.B. Fuller Co.	9,610	399,488

Landec Corp.(a)	28,580	401,263

Minerals Technologies, Inc.	9,310	396,606

PolyOne Corp.	152,300	3,912,587

Scotts Miracle-Gro Co., Class A	40,500	1,914,435

Total		7,812,481

Construction Materials 0.3%

Texas Industries, Inc.(a)	13,500	964,035

Containers & Packaging 0.3%

Myers Industries, Inc.	82,200	1,209,162

Metals & Mining 1.8%

AuRico Gold, Inc.	458,429	2,337,988

Coeur Mining, Inc.(a)	90,000	1,277,100

Hecla Mining Co.	86,590	331,640

Materion Corp.	12,840	382,632

Molycorp, Inc.(a)	43,810	287,832

RTI International Metals, Inc.(a)	11,530	334,485

Walter Energy, Inc.	67,000	1,143,020

Worthington Industries, Inc.	16,770	576,552

Total		6,671,249

Paper & Forest Products 1.5%

Clearwater Paper Corp.(a)	9,410	450,080

KapStone Paper and Packaging Corp.	14,900	432,249

Resolute Forest Products, Inc.(a)	287,998	4,383,330

Total		5,265,659

Total Materials		21,922,586

Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%

General Communication, Inc., Class A(a)	67,000	582,230

Total Telecommunication Services		582,230

Utilities 1.6%
Electric Utilities 0.9%

Cleco Corp.	9,350	425,518

IDACORP, Inc.	8,680	409,956

MGE Energy, Inc.	8,410	448,842

PNM Resources, Inc.	24,280	544,358

Portland General Electric Co.	11,880	361,627

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Westar Energy, Inc.	40,000	1,268,800

Total		3,459,101

Gas Utilities 0.5%

Chesapeake Utilities Corp.	6,840	362,178

New Jersey Resources Corp.	8,930	405,243

Piedmont Natural Gas Co., Inc.	8,920	301,407

Southwest Gas Corp.	7,150	338,553

WGL Holdings, Inc.	10,860	466,111

Total		1,873,492

Multi-Utilities 0.1%

Avista Corp.	9,770	260,957

Water Utilities 0.1%

American States Water Co.	4,570	242,804

Total Utilities		5,836,354

Total Common Stocks
(Cost: $257,766,359)		332,160,976

Limited Partnerships 0.1%
Issuer	Shares	Value ($)

Energy 0.1%
Energy Equipment & Services 0.1%

Exterran Partners LP	11,320	313,677

Total Energy		313,677

Total Limited Partnerships
(Cost: $327,762)		313,677

Money Market Funds 7.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.109%(b)(c)	26,013,646	26,013,646

Total Money Market Funds
(Cost: $26,013,646)		26,013,646

Total Investments
(Cost: $284,107,767)		358,488,299

Other Assets & Liabilities, Net		1,441,383

Net Assets		359,929,682

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	24,107,875	110,421,074	(108,515,303)	26,013,646	36,433	26,013,646

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	54,895,757	—	—	54,895,757

Consumer Staples	5,711,424	—	—	5,711,424

Energy	16,652,438	—	—	16,652,438

Financials	71,415,661	—	—	71,415,661

Health Care	15,863,502	—	—	15,863,502

Industrials	80,223,697	—	—	80,223,697

Information Technology	59,057,327	—	—	59,057,327

Materials	21,922,586	—	—	21,922,586

Telecommunication Services	582,230	—	—	582,230

Utilities	5,836,354	—	—	5,836,354

Total Equity Securities	332,160,976	—	—	332,160,976

Other

Limited Partnerships	313,677	—	—	313,677

Money Market Funds	26,013,646	—	—	26,013,646

Total Other	26,327,323	—	—	26,327,323

Total	358,488,299	—	—	358,488,299

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $258,094,121)	$332,474,653

Affiliated issuers (identified cost $26,013,646)	26,013,646

Total investments (identified cost $284,107,767)	358,488,299

Receivable for:

Investments sold	3,815,613

Capital shares sold	357,961

Dividends	231,829

Reclaims	1,524

Expense reimbursement due from Investment Manager	2,141

Prepaid expenses	434

Total assets	362,897,801

Liabilities

Disbursements in excess of cash	317,389

Payable for:

Investments purchased	2,158,687

Capital shares purchased	355,345

Investment management fees	9,580

Distribution and/or service fees	2,665

Transfer agent fees	46,898

Administration fees	796

Plan administration fees	528

Compensation of board members	18,995

Other expenses	57,236

Total liabilities	2,968,119

Net assets applicable to outstanding capital stock	$359,929,682

Represented by

Paid-in capital	$273,002,914

Excess of distributions over net investment income	(361,737)

Accumulated net realized gain	12,907,973

Unrealized appreciation (depreciation) on:

Investments	74,380,532

Total — representing net assets applicable to outstanding capital stock	$359,929,682

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$277,567,205

Shares outstanding	38,571,123

Net asset value per share	$7.20

Maximum offering price per share(a)	$7.64

Class B

Net assets	$12,608,523

Shares outstanding	1,940,069

Net asset value per share	$6.50

Class C

Net assets	$10,320,173

Shares outstanding	1,582,960

Net asset value per share	$6.52

Class I

Net assets	$22,349,984

Shares outstanding	2,957,481

Net asset value per share	$7.56

Class K(b)

Net assets	$2,450,383

Shares outstanding	332,102

Net asset value per share	$7.38

Class R

Net assets	$8,109,771

Shares outstanding	1,138,060

Net asset value per share	$7.13

Class R4(c)

Net assets	$1,220,727

Shares outstanding	167,474

Net asset value per share	$7.29

Class R5

Net assets	$18,454,436

Shares outstanding	2,473,794

Net asset value per share	$7.46

Class Z

Net assets	$6,848,480

Shares outstanding	911,049

Net asset value per share	$7.52

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$4,753,118
Dividends — affiliated issuers	36,433
Interest	3
Income from securities lending — net	128,494
Foreign taxes withheld	(65,266)

Total income	4,852,782

Expenses:
Investment management fees	3,169,653
Distribution and/or service fees
Class A	639,963
Class B	126,431
Class C	91,712
Class R	27,170
Class R4(a)	2,490
Transfer agent fees
Class A	841,273
Class B	41,371
Class C	30,140
Class K(b)	1,035
Class R	17,684
Class R4(a)	4,222
Class R5	7,971
Class Z	16,061
Administration fees	263,048
Plan administration fees
Class K(b)	5,167
Class R4(a)	2,490
Compensation of board members	16,750
Custodian fees	15,886
Printing and postage fees	91,382
Registration fees	106,029
Professional fees	32,811
Other	15,082

Total expenses	5,565,821
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(896,928)
Expense reductions	(60)

Total net expenses	4,668,833

Net investment income	183,949

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	30,422,866

Net realized gain	30,422,866
Net change in unrealized appreciation (depreciation) on:
Investments	65,034,265

Net change in unrealized appreciation (depreciation)	65,034,265

Net realized and unrealized gain	95,457,131

Net increase in net assets resulting from operations	$95,641,080

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012
Operations

Net investment income (loss)	$183,949	$(1,019,828)

Net realized gain	30,422,866	19,922,076

Net change in unrealized appreciation (depreciation)	65,034,265	(72,917,885)

Net increase (decrease) in net assets resulting from operations	95,641,080	(54,015,637)

Distributions to shareholders

Net investment income

Class A	(93,955)	—

Class I	(50,512)	—

Class K(a)	(2,333)	—

Class R5	(35,457)	—

Class Z	(7,826)	—

Net realized gains

Class A	(1,401,605)	—

Class B	(72,657)	—

Class C	(55,467)	—

Class I	(107,580)	—

Class K(a)	(11,184)	—

Class R	(30,038)	—

Class R4(b)	(13,101)	—

Class R5	(83,630)	—

Class Z	(24,948)	—

Total distributions to shareholders	(1,990,293)	—

Increase (decrease) in net assets from capital stock activity	(49,511,403)	(78,936,469)

Proceeds from regulatory settlements (Note 6)	119,444	—

Total increase (decrease) in net assets	44,258,828	(132,952,106)

Net assets at beginning of year	315,670,854	448,622,960

Net assets at end of year	$359,929,682	$315,670,854

Excess of distributions over net investment income	$(361,737)	$(405,638)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	4,163,105	25,571,237	6,594,226	37,313,361

Distributions reinvested	237,647	1,471,036	—	—

Redemptions	(11,037,183)	(67,333,906)	(13,699,271)	(75,076,091)

Net decrease	(6,636,431)	(40,291,633)	(7,105,045)	(37,762,730)

Class B shares

Subscriptions	11,135	62,793	44,057	229,567

Distributions reinvested	12,813	71,880	—	—

Redemptions(a)	(1,544,464)	(8,074,643)	(3,244,313)	(17,337,503)

Net decrease	(1,520,516)	(7,939,970)	(3,200,256)	(17,107,936)

Class C shares

Subscriptions	255,296	1,450,882	416,727	2,087,238

Distributions reinvested	9,219	51,904	—	—

Redemptions	(413,019)	(2,309,574)	(452,712)	(2,281,049)

Net decrease	(148,504)	(806,788)	(35,985)	(193,811)

Class I shares

Subscriptions	7,074	42,947	856,980	4,813,754

Distributions reinvested	24,348	158,016	—	—

Redemptions	(442,237)	(2,901,908)	(4,987,821)	(29,237,975)

Net decrease	(410,815)	(2,700,945)	(4,130,841)	(24,424,221)

Class K shares(b)

Subscriptions	108,426	650,124	110,246	632,244

Distributions reinvested	2,119	13,434	—	—

Redemptions	(58,146)	(360,762)	(186,121)	(1,056,442)

Net increase (decrease)	52,399	302,796	(75,875)	(424,198)

Class R shares

Subscriptions	796,571	4,934,102	566,656	3,036,780

Distributions reinvested	3,819	23,448	—	—

Redemptions	(321,590)	(1,968,852)	(224,432)	(1,242,803)

Net increase	478,800	2,988,698	342,224	1,793,977

Class R4 shares(c)

Subscriptions	77,423	481,295	96,694	534,949

Distributions reinvested	1,944	12,168	—	—

Redemptions	(383,695)	(2,498,351)	(95,326)	(523,557)

Net increase (decrease)	(304,328)	(2,004,888)	1,368	11,392

Class R5 shares

Subscriptions	549,399	3,582,109	641,295	3,540,306

Distributions reinvested	18,573	119,053	—	—

Redemptions	(659,324)	(4,220,061)	(797,888)	(4,569,923)

Net decrease	(91,352)	(518,899)	(156,593)	(1,029,617)

Class Z shares

Subscriptions	345,662	2,361,355	537,262	3,091,671

Distributions reinvested	4,853	31,350	—	—

Redemptions	(140,306)	(932,479)	(510,592)	(2,890,996)

Net increase	210,209	1,460,226	26,670	200,675

Total net decrease	(8,370,538)	(49,511,403)	(14,334,333)	(78,936,469)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$5.42		$6.18		$4.91	$3.35	$4.73

Income from investment operations:

Net investment income (loss)	0.00	(a)	(0.01)		(0.03)	(0.02)	0.00 (a)

Net realized and unrealized gain (loss)	1.82		(0.75)		1.30	1.58	(1.38)

Total from investment operations	1.82		(0.76)		1.27	1.56	(1.38)

Less distributions to shareholders:

Net investment income	(0.01)		—		—	—	—

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.04)		—		—	—	—

Proceeds from regulatory settlements	0.00	(a)	—		—	—	—

Net asset value, end of period	$7.20		$5.42		$6.18	$4.91	$3.35

Total return	33.63	%(b)	(12.30%)		25.87%	46.57%	(29.18%)

Ratios to average net assets(c)

Total gross expenses	1.70%		1.70%		1.70%	1.79%	1.79%

Total net expenses(d)	1.42	%(e)	1.50	%(e)	1.53%	1.52%	1.35%

Net investment income (loss)	0.06%		(0.27%)		(0.56%)	(0.54%)	0.04%

Supplemental data

Net assets, end of period (in thousands)	$277,567		$244,913		$323,548	$277,384	$194,256

Portfolio turnover	68%		66%		54%	80%	120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$4.93		$5.68		$4.54	$3.12	$4.44

Income from investment operations:

Net investment loss	(0.04)		(0.05)		(0.07)	(0.05)	(0.02)

Net realized and unrealized gain (loss)	1.64		(0.70)		1.21	1.47	(1.30)

Total from investment operations	1.60		(0.75)		1.14	1.42	(1.32)

Less distributions to shareholders:

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.03)		—		—	—	—

Proceeds from regulatory settlements	0.00	(a)	—		—	—	—

Net asset value, end of period	$6.50		$4.93		$5.68	$4.54	$3.12

Total return	32.66	%(b)	(13.20%)		25.11%	45.51%	(29.73%)

Ratios to average net assets(c)

Total gross expenses	2.45%		2.44%		2.47%	2.56%	2.56%

Total net expenses(d)	2.17	%(e)	2.26	%(e)	2.30%	2.30%	2.12%

Net investment loss	(0.70%)		(1.05%)		(1.34%)	(1.31%)	(0.73%)

Supplemental data

Net assets, end of period (in thousands)	$12,609		$17,066		$37,804	$62,404	$61,304

Portfolio turnover	68%		66%		54%	80%	120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$4.95		$5.69		$4.55	$3.12	$4.45

Income from investment operations:

Net investment loss	(0.04)		(0.05)		(0.07)	(0.05)	(0.02)

Net realized and unrealized gain (loss)	1.64		(0.69)		1.21	1.48	(1.31)

Total from investment operations	1.60		(0.74)		1.14	1.43	(1.33)

Less distributions to shareholders:

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.03)		—		—	—	—

Proceeds from regulatory settlements	0.00	(a)	—		—	—	—

Net asset value, end of period	$6.52		$4.95		$5.69	$4.55	$3.12

Total return	32.52	%(b)	(13.01%)		25.05%	45.83%	(29.89%)

Ratios to average net assets(c)

Total gross expenses	2.45%		2.44%		2.44%	2.55%	2.55%

Total net expenses(d)	2.17	%(e)	2.26	%(e)	2.29%	2.28%	2.11%

Net investment loss	(0.69%)		(1.02%)		(1.33%)	(1.29%)	(0.72%)

Supplemental data

Net assets, end of period (in thousands)	$10,320		$8,563		$10,055	$7,765	$5,807

Portfolio turnover	68%		66%		54%	80%	120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2013		2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$5.67		$6.45	$5.10	$3.46		$4.87

Income from investment operations:

Net investment income (loss)	0.03		0.01	(0.01)	(0.00	)(a)	0.02

Net realized and unrealized gain (loss)	1.91		(0.79)	1.36	1.64		(1.43)

Total from investment operations	1.94		(0.78)	1.35	1.64		(1.41)

Less distributions to shareholders:

Net investment income	(0.02)		—	—	—		—

Net realized gains	(0.03)		—	—	—		—

Total distributions to shareholders	(0.05)		—	—	—		—

Proceeds from regulatory settlements	0.00	(a)	—	—	—		—

Net asset value, end of period	$7.56		$5.67	$6.45	$5.10		$3.46

Total return	34.37	%(b)	(12.09%)	26.47%	47.40%		(28.95%)

Ratios to average net assets(c)

Total gross expenses	1.13%		1.12%	1.16%	1.20%		1.18%

Total net expenses(d)	0.97%		1.09%	1.08%	1.07%		0.93%

Net investment income (loss)	0.50%		0.09%	(0.12%)	(0.08%)		0.50%

Supplemental data

Net assets, end of period (in thousands)	$22,350		$19,114	$48,387	$43,815		$40,476

Portfolio turnover	68%		66%	54%	80%		120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K(a)	2013		2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$5.55		$6.33	$5.02	$3.41	$4.81

Income from investment operations:

Net investment income (loss)	0.01		(0.01)	(0.02)	(0.02)	0.01

Net realized and unrealized gain (loss)	1.86		(0.77)	1.33	1.63	(1.41)

Total from investment operations	1.87		(0.78)	1.31	1.61	(1.40)

Less distributions to shareholders:

Net investment income	(0.01)		—	—	—	—

Net realized gains	(0.03)		—	—	—	—

Total distributions to shareholders	(0.04)		—	—	—	—

Proceeds from regulatory settlements	0.00	(b)	—	—	—	—

Net asset value, end of period	$7.38		$5.55	$6.33	$5.02	$3.41

Total return	33.85	%(c)	(12.32%)	26.10%	47.21%	(29.11%)

Ratios to average net assets(d)

Total gross expenses	1.43%		1.41%	1.41%	1.50%	1.42%

Total net expenses(e)	1.27%		1.38%	1.33%	1.37%	1.01%

Net investment income (loss)	0.21%		(0.15%)	(0.42%)	(0.37%)	0.39%

Supplemental data

Net assets, end of period (in thousands)	$2,450		$1,552	$2,250	$370	$154

Portfolio turnover	68%		66%	54%	80%	120%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$5.38		$6.15		$4.90	$3.35	$4.76

Income from investment operations:

Net investment loss	(0.01)		(0.03)		(0.05)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	1.79		(0.74)		1.30	1.59	(1.40)

Total from investment operations	1.78		(0.77)		1.25	1.55	(1.41)

Less distributions to shareholders:

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.03)		—		—	—	—

Proceeds from regulatory settlements	0.00	(a)	—		—	—	—

Net asset value, end of period	$7.13		$5.38		$6.15	$4.90	$3.35

Total return	33.27	%(b)	(12.52%)		25.51%	46.27%	(29.62%)

Ratios to average net assets(c)

Total gross expenses	1.95%		1.96%		1.89%	2.00%	1.92%

Total net expenses(d)	1.66	%(e)	1.76	%(e)	1.80%	1.87%	1.71%

Net investment loss	(0.22%)		(0.50%)		(0.86%)	(0.89%)	(0.30%)

Supplemental data

Net assets, end of period (in thousands)	$8,110		$3,545		$1,951	$679	$342

Portfolio turnover	68%		66%		54%	80%	120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4(a)	2013		2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$5.48		$6.26	$4.98	$3.39	$4.80

Income from investment operations:

Net investment income (loss)	0.01		(0.02)	(0.04)	(0.03)	0.00 (b)

Net realized and unrealized gain (loss)	1.83		(0.76)	1.32	1.62	(1.41)

Total from investment operations	1.84		(0.78)	1.28	1.59	(1.41)

Less distributions to shareholders:

Net realized gains	(0.03)		—	—	—	—

Total distributions to shareholders	(0.03)		—	—	—	—

Proceeds from regulatory settlements	0.00	(b)	—	—	—	—

Net asset value, end of period	$7.29		$5.48	$6.26	$4.98	$3.39

Total return	33.76	%(c)	(12.46%)	25.70%	46.90%	(29.38%)

Ratios to average net assets(d)

Total gross expenses	1.55%		1.65%	1.67%	1.76%	1.76%

Total net expenses(e)	1.34%		1.63%	1.58%	1.62%	1.45%

Net investment income (loss)	0.20%		(0.39%)	(0.62%)	(0.65%)	0.08%

Supplemental data

Net assets, end of period (in thousands)	$1,221		$2,585	$2,946	$440	$27

Portfolio turnover	68%		66%	54%	80%	120%

Notes to Financial Highlights

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2013		2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$5.60		$6.37	$5.04	$3.42	$4.82

Income from investment operations:

Net investment income (loss)	0.03		0.01	(0.01)	(0.01)	0.02

Net realized and unrealized gain (loss)	1.88		(0.78)	1.34	1.63	(1.42)

Total from investment operations	1.91		(0.77)	1.33	1.62	(1.40)

Less distributions to shareholders:

Net investment income	(0.02)		—	—	—	—

Net realized gains	(0.03)		—	—	—	—

Total distributions to shareholders	(0.05)		—	—	—	—

Proceeds from regulatory settlements	0.00	(a)	—	—	—	—

Net asset value, end of period	$7.46		$5.60	$6.37	$5.04	$3.42

Total return	34.23	%(b)	(12.09%)	26.39%	47.37%	(29.05%)

Ratios to average net assets(c)

Total gross expenses	1.18%		1.15%	1.20%	1.25%	1.18%

Total net expenses(d)	1.02%		1.12%	1.11%	1.12%	0.96%

Net investment income (loss)	0.45%		0.13%	(0.16%)	(0.14%)	0.45%

Supplemental data

Net assets, end of period (in thousands)	$18,454		$14,373	$17,344	$11,079	$7,087

Portfolio turnover	68%		66%	54%	80%	120%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$5.65		$6.43		$5.09

Income from investment operations:

Net investment income (loss)	0.02		(0.00	)(b)	(0.01)

Net realized and unrealized gain (loss)	1.90		(0.78)		1.35

Total from investment operations	1.92		(0.78)		1.34

Less distributions to shareholders:

Net investment income	(0.02)		—		—

Net realized gains	(0.03)		—		—

Total distributions to shareholders	(0.05)		—		—

Proceeds from regulatory settlements	0.00	(b)	—		—

Net asset value, end of period	$7.52		$5.65		$6.43

Total return	34.03	%(c)	(12.13%)		26.33%

Ratios to average net assets(d)

Total gross expenses	1.45%		1.44%		1.32	%(e)

Total net expenses(f)	1.16	%(g)	1.25	%(g)	1.20	%(e)

Net investment income (loss)	0.30%		(0.00	%)(b)	(0.22	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$6,848		$3,960		$4,338

Portfolio turnover	68%		66%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Multi-Advisor Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are generally available only to omnibus retirement plans and certain other eligible investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time.

Annual Report 2013	31

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

32	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreement below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.97% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.96% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investments, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $2,134.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their

Annual Report 2013	33

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Prior to October 27, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.33%
Class B	0.33
Class C	0.33
Class K	0.05
Class R	0.33
Class R4	0.19
Class R5	0.05
Class Z	0.33

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,120,000 and $125,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $128,866 for Class A, $3,566 for Class B and $425 for Class C shares for the year ended May 31, 2013.

34	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	August 1, 2012 through September 30, 2013		Prior to August 1, 2012
Class A	1.40%		1.50%
Class B	2.15		2.25
Class C	2.15		2.25
Class I	0.95		1.10
Class K	1.25		1.40
Class R	1.65		1.75
Class R4	1.15	*	1.65
Class R5	1.00		1.15
Class Z	1.15		1.25

*	For the period August 1, 2012 through October 26, 2012, the annual rate for Class R4 shares was 1.50%.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses,

Trustees’ deferred compensation, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$50,035
Accumulated net realized gain	(135,618)
Paid-in capital	85,583

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2013 ($)	2012 ($)
Ordinary income	59,509	—
Long-term capital gains	1,930,784	—
Total	1,990,293	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$17,083,715
Unrealized appreciation	69,862,048

At May 31, 2013, the cost of investments for federal income tax purposes was $288,626,251 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,774,619
Unrealized depreciation	(12,912,571)
Net unrealized appreciation	69,862,048

For the year ended May 31, 2013, $9,995,056 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2013	35

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $206,060,194 and $257,233,867, respectively, for the year ended May 31, 2013.

Note 6. Regulatory Settlements

During the year ended May 31, 2013, the Fund received $119,444 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 29.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 11. Significant Risks

Industrial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

36	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	37

Columbia Multi-Advisor Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Multi-Advisor Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor Small Cap Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

38	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100%
Dividends Received Deduction	100%
Capital Gain Dividend	$19,965,224

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	39

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

40	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	41

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

42	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	43

Columbia Multi-Advisor Small Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

44	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Multi-Advisor Small Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Management and each of Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadvisers

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Board took into account its comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Board also recalled the information the CIO provided it identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Board also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

Annual Report 2013	45

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser, which is unaffiliated with the Investment Manager, the Board concluded that the services being performed under each Subadvisory Agreement were of a reasonably high quality and, with respect to Turner, an acceptable quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Management’s process for selecting and monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser. In reviewing the performance of each Subadviser, the Board took into account, with respect to Turner, management’s view that its relative underperformance reflected the interrelationship of market conditions with the particular investment strategies employed by the Turner team and Columbia Management’s overall confidence that the Subadviser is positioned to generate improved results over the long term.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadvisers from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses

46	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts. Based on its review, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

Annual Report 2013	47

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48	Annual Report 2013

Columbia Multi-Advisor Small Cap Value Fund

Columbia Multi-Advisor Small Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	49

Columbia Multi-Advisor Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN203_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Select Large-Cap Value Fund

Columbia Select Large-Cap Value Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Select Large-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Large-Cap Value Fund (the Fund) Class A shares returned 39.43% excluding sales charges for the 12 month period that ended May 31, 2013.

>	The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 32.71% during the same 12-month period.

>	The Fund also outperformed the broad U.S. equity market, represented by the S&P 500 Index, which returned 27.28% for the same 12 months.

>	Sector weightings and security selection in the financials and energy sectors helped drive the Fund’s results ahead of its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		39.43	6.03	9.79
Including sales charges		31.44	4.78	9.14
Class B	04/25/97
Excluding sales charges		38.42	5.22	8.97
Including sales charges		33.42	4.89	8.97
Class C	05/27/99
Excluding sales charges		38.51	5.23	8.98
Including sales charges		37.51	5.23	8.98
Class I*	08/03/09	40.13	6.38	9.97
Class K* (formerly Class R4)	08/03/09	39.69	6.14	9.85
Class R	04/30/03	39.09	5.75	9.52
Class R4*	11/08/12	39.64	6.06	9.80
Class R5	11/30/01	39.96	6.48	10.34
Class W*	09/27/10	39.38	5.56	9.04
Class Z*	09/27/10	39.84	6.18	9.87
Russell 1000 Value Index		32.71	4.73	8.02
S&P 500 Index		27.28	5.43	7.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Neil Eigen has announced plans to retire at the end of 2013. Until then, Mr. Eigen will continue to serve as a portfolio manager with Richard Rosen. Messrs. Eigen and Rosen have been members of the Value Team since 1997 and are supported in their management of the Fund by Kari Montanus, a member of the Value Team since 2003. Effective January 2, 2014, Ms. Montanus will join Mr. Rosen as a portfolio manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2013)
Bank of America Corp.	4.7
JPMorgan Chase & Co.	4.5
Unum Group	4.3
Citigroup, Inc.	4.2
Wells Fargo & Co.	4.0
Tyson Foods, Inc., Class A	3.7
Bristol-Myers Squibb Co.	3.7
Valero Energy Corp.	3.5
Morgan Stanley	3.5
Applied Materials, Inc.	3.3

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2013, Class A shares of the Fund returned 39.43% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 32.71%, and the S&P 500 Index — a broad measure of equity performance — which gained 27.28% during the same 12-month period. In a strong environment for equities, favorable positioning in the financials and energy sectors helped push performance ahead of the benchmark. The Fund remained concentrated in about 35 attractively priced stocks that we thought had the potential for earnings acceleration over the next one to three years.

Market Gains Fueled by Brighter Economic Outlook

Equity returns benefited from continued improvement in the U.S. economy and stabilization in Europe during the past year. Bond buyback programs by central banks worldwide and continued low interest rates bolstered investor confidence early in the period, resulting in strong gains last summer. However, U.S. stocks made little headway in the last few months of 2012 due to mounting concerns over automatic federal tax increases and various spending cuts (commonly referred to as the sequester) scheduled to go into effect on January 1. The market took off again early in 2013 after legislators in Washington reached a last-minute agreement to postpone these changes. Signs of recovery in the U.S. housing market and unemployment below 8% further aided returns. Although the sequester went into effect on March 1, they did not immediately have the negative impact investors had feared. For the year, dividend-paying stocks that could provide income in a low interest-rate environment were among the market’s leaders. Within the large-cap universe, value stocks beat growth stocks by a wide margin.

Outperformance from Financials and Energy

Security selection in the financials sector — where the Fund had approximately 30% of its assets, a modest overweight relative to its Russell benchmark during the period — gave the biggest boost to relative performance. The rebound in financials came as the credit outlook improved and companies rebuilt capital and strengthened their balance sheets. The Fund benefited from having greater exposure than the benchmark to Citigroup, Morgan Stanley, Bank of America and JPMorgan Chase — all diversified banks whose stocks posted steep gains. Sizable stakes in insurance companies MetLife and Prudential further contributed, as the equity market’s strong gains bolstered the value of their investment portfolios.

An overweight in the energy sector and outsized positions in several key holdings also gave a sizable boost to performance versus the benchmark. Individual standouts included gasoline refiners Valero Energy and Marathon Petroleum, whose share prices soared as the difference between the prices of refined gasoline products and wholesale crude widened, boosting profits.

Modest Disappointments in Materials and Utilities

Although no stocks or sectors were significant detractors for the Fund relative to the benchmark during the period, a new position in gold mining company Freeport-McMoRan Copper & Gold, whose stock declined after it announced a large acquisition, detracted from results. In utilities, where returns were modest, AES — a global company that builds power plants — produced disappointing results. We held on, believing the stock still has the potential to trade higher once investors begin to appreciate the potential for recent changes made under the new CEO to boost earnings.

4	Annual Report 2013

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

Recent Addition to Technology

Information technology was a minefield last year. We avoided the blow-ups, although shares of our only tech holding for most of the period — network equipment company Juniper Networks — barely edged higher. Late in the period, we added semiconductor production equipment company Applied Materials because of our expectations that its earnings would benefit from a new management team and a turnaround in the semiconductor equipment cycle.

Looking Ahead

In keeping with our outlook for accelerating economic growth, improved hiring and a comeback in consumer confidence, the Fund began and ended the period with an economically sensitive bias. Unlike some investors, we are not worried about an imminent rise in interest rates, because we think excess labor and production capacity will keep a lid on inflation. If the economy continues to improve and interest rates stay low, we think more investors will be drawn to equities, helping to push prices higher. While it may be harder to find attractive valuations given the market’s recent rise, we feel confident that we will be able to pinpoint opportunities that meet our investment criteria.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	100.0
Consumer Discretionary	8.3
Consumer Staples	10.3
Energy	17.2
Financials	30.3
Health Care	8.0
Industrials	10.4
Information Technology	6.2
Materials	6.2
Utilities	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because the Fund may hold a limited number of securities, the Fund as a whole is subject to greater risk of loss if any of those securities declines in price.

Annual Report 2013	5

Columbia Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,235.50	1,018.75	6.91	6.24	1.24
Class B	1,000.00	1,000.00	1,231.30	1,015.01	11.07	10.00	1.99
Class C	1,000.00	1,000.00	1,231.30	1,015.01	11.07	10.00	1.99
Class I	1,000.00	1,000.00	1,238.50	1,020.84	4.58	4.13	0.82
Class K	1,000.00	1,000.00	1,236.60	1,019.35	6.25	5.64	1.12
Class R	1,000.00	1,000.00	1,233.90	1,017.50	8.30	7.49	1.49
Class R4	1,000.00	1,000.00	1,237.50	1,020.19	5.30	4.78	0.95
Class R5	1,000.00	1,000.00	1,238.00	1,020.69	4.74	4.28	0.85
Class W	1,000.00	1,000.00	1,235.10	1,018.75	6.91	6.24	1.24
Class Z	1,000.00	1,000.00	1,237.40	1,020.04	5.47	4.94	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 0.93% for Class R4, 0.81% for Class R5, 1.18% for Class W and 0.93% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective May 1, 2013. If this change had been in place for the entire six month period ended May 31, 2013, the actual expenses paid would have been $6.58 for Class A, $10.74 for Class B, $10.74 for Class C, $4.24 for Class I, $5.91 for Class K, $7.96 for Class R, $5.19 for Class R4, $4.52 for Class R5, $6.58 for Class W and $5.19 for Class Z; the hypothetical expenses paid would have been $5.94 for Class A, $9.70 for Class B, $9.70 for Class C, $3.83 for Class I, $5.34 for Class K, $7.19 for Class R, $4.68 for Class R4, $4.08 for Class R5, $5.94 for Class W and $4.68 for Class Z.

6	Annual Report 2013

Columbia Select Large-Cap Value Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.9%
Issuer	Shares	Value ($)
Consumer Discretionary 8.3%
Multiline Retail 2.3%

Nordstrom, Inc.	215,000	12,646,300

Specialty Retail 6.0%

CST Brands, Inc.(a)(b)	—	13

Gap, Inc. (The)	440,000	17,842,000

Lowe’s Companies, Inc.	385,000	16,212,350

Total		34,054,363

Total Consumer Discretionary		46,700,663

Consumer Staples 10.3%
Food & Staples Retailing 2.0%

Costco Wholesale Corp.	102,500	11,241,175

Food Products 3.7%

Tyson Foods, Inc., Class A	840,000	21,000,000

Tobacco 4.6%

Altria Group, Inc.	400,000	14,440,000

Philip Morris International, Inc.	125,500	11,409,205

Total		25,849,205

Total Consumer Staples		58,090,380

Energy 17.1%
Oil, Gas & Consumable Fuels 17.1%

Anadarko Petroleum Corp.	190,000	16,619,300

Chevron Corp.	94,000	11,538,500

ConocoPhillips	125,000	7,667,500

Marathon Oil Corp.	410,000	14,099,900

Marathon Petroleum Corp.	205,000	16,912,500

Valero Energy Corp.	490,000	19,908,700

Williams Companies, Inc. (The)	285,000	10,026,300

Total		96,772,700

Total Energy		96,772,700

Financials 30.3%
Capital Markets 3.5%

Morgan Stanley	765,000	19,813,500

Commercial Banks 4.0%

Wells Fargo & Co.	560,000	22,708,000

Diversified Financial Services 13.5%

Bank of America Corp.	1,950,000	26,637,000

Citigroup, Inc.	460,000	23,915,400

JPMorgan Chase & Co.	465,000	25,384,350

Total		75,936,750

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 9.3%

MetLife, Inc.	330,000	14,589,300

Prudential Financial, Inc.	200,000	13,794,000

Unum Group	850,000	24,208,000

Total		52,591,300

Total Financials		171,049,550

Health Care 8.0%
Health Care Equipment & Supplies 1.9%

Baxter International, Inc.	155,000	10,901,150

Health Care Providers & Services 2.4%

Humana, Inc.	165,000	13,328,700

Pharmaceuticals 3.7%

Bristol-Myers Squibb Co.	450,000	20,704,500

Total Health Care		44,934,350

Industrials 10.4%
Aerospace & Defense 5.9%

General Dynamics Corp.	109,000	8,403,900

Honeywell International, Inc.	190,000	14,907,400

United Technologies Corp.	106,500	10,106,850

Total		33,418,150

Road & Rail 4.5%

CSX Corp.	490,000	12,352,900

Union Pacific Corp.	85,000	13,142,700

Total		25,495,600

Total Industrials		58,913,750

Information Technology 6.2%
Communications Equipment 2.9%

Juniper Networks, Inc.(a)	920,000	16,311,600

Semiconductors & Semiconductor Equipment 3.3%

Applied Materials, Inc.	1,230,000	18,696,000

Total Information Technology		35,007,600

Materials 6.2%
Chemicals 3.0%

EI du Pont de Nemours & Co.	220,000	12,273,800

Praxair, Inc.	40,000	4,573,200

Total		16,847,000

Metals & Mining 3.2%

Freeport-McMoRan Copper & Gold, Inc.	577,500	17,931,375

Total Materials		34,778,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.1%
Independent Power Producers & Energy Traders 3.1%

AES Corp. (The)	1,450,000	17,690,000

Total Utilities		17,690,000

Total Common Stocks
(Cost: $371,846,395)		563,937,368

Total Investments
(Cost: $371,846,395)		563,937,368	(c)

Other Assets & Liabilities, Net		298,743

Net Assets		564,236,111

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fractional shares.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	356,744	97,594,959	(97,951,703)	—	2,623	—

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	46,700,663	—	—	46,700,663

Consumer Staples	58,090,380	—	—	58,090,380

Energy	96,772,700	—	—	96,772,700

Financials	171,049,550	—	—	171,049,550

Health Care	44,934,350	—	—	44,934,350

Industrials	58,913,750	—	—	58,913,750

Information Technology	35,007,600	—	—	35,007,600

Materials	34,778,375	—	—	34,778,375

Utilities	17,690,000	—	—	17,690,000

Total Equity Securities	563,937,368	—	—	563,937,368

Total	563,937,368	—	—	563,937,368

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

(identified cost $371,846,395)	$563,937,368

Receivable for:

Investments sold	572,864

Capital shares sold	672,638

Dividends	1,347,333

Expense reimbursement due from Investment Manager	1,196

Prepaid expenses	539

Total assets	566,531,938

Liabilities

Disbursements in excess of cash	373,925

Payable for:

Capital shares purchased	1,656,975

Investment management fees	11,051

Distribution and/or service fees	3,859

Transfer agent fees	92,667

Administration fees	932

Plan administration fees	7

Compensation of board members	14,092

Other expenses	142,319

Total liabilities	2,295,827

Net assets applicable to outstanding capital stock	$564,236,111

Represented by

Paid-in capital	$360,953,011

Undistributed net investment income	4,759,548

Accumulated net realized gain	6,432,579

Unrealized appreciation (depreciation) on:

Investments	192,090,973

Total — representing net assets applicable to outstanding capital stock	$564,236,111

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$300,414,911

Shares outstanding	15,766,701

Net asset value per share	$19.05

Maximum offering price per share(a)	$20.21

Class B

Net assets	$2,472,377

Shares outstanding	139,223

Net asset value per share	$17.76

Class C

Net assets	$53,514,972

Shares outstanding	3,015,252

Net asset value per share	$17.75

Class I

Net assets	$135,066,347

Shares outstanding	6,891,721

Net asset value per share	$19.60

Class K(b)

Net assets	$30,952

Shares outstanding	1,583

Net asset value per share	$19.55

Class R

Net assets	$15,443,265

Shares outstanding	820,798

Net asset value per share	$18.81

Class R4

Net assets	$1,469,212

Shares outstanding	74,151

Net asset value per share	$19.81

Class R5

Net assets	$4,013,721

Shares outstanding	204,522

Net asset value per share	$19.62

Class W

Net assets	$143,835

Shares outstanding	7,587

Net asset value per share	$18.96

Class Z

Net assets	$51,666,519

Shares outstanding	2,634,390

Net asset value per share	$19.61

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Select Large-Cap Value Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$11,735,654
Dividends — affiliated issuers	2,623
Income from securities lending — net	8,922

Total income	11,747,199

Expenses:
Investment management fees	3,455,207
Distribution and/or service fees
Class A	638,496
Class B	24,830
Class C	469,825
Class R	65,349
Class W	49,905
Transfer agent fees
Class A	655,176
Class B	6,359
Class C	120,495
Class K(a)	13
Class R	33,538
Class R4(b)	413
Class R5	579
Class W	50,961
Class Z	110,421
Administration fees	291,937
Plan administration fees
Class K(a)	65
Compensation of board members	18,739
Custodian fees	9,025
Printing and postage fees	134,100
Registration fees	96,728
Professional fees	34,848
Other	33,489

Total expenses	6,300,498
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(369,622)
Expense reductions	(2,677)

Total net expenses	5,928,199

Net investment income	5,819,000

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	18,504,119

Net realized gain	18,504,119
Net change in unrealized appreciation (depreciation) on:
Investments	140,239,328

Net change in unrealized appreciation (depreciation)	140,239,328

Net realized and unrealized gain	158,743,447

Net increase in net assets resulting from operations	$164,562,447

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012(b)	Year Ended December 31, 2011
Operations

Net investment income	$5,819,000	$2,032,614	$4,174,164

Net realized gain	18,504,119	7,789,330	6,728,583

Net change in unrealized appreciation (depreciation)	140,239,328	(1,394,312)	(21,647,132)

Net increase (decrease) in net assets resulting from operations	164,562,447	8,427,632	(10,744,385)

Distributions to shareholders

Net investment income

Class A	(3,177,085)	—	(1,484,586)

Class B	(11,410)	—	—

Class C	(307,096)	—	—

Class I	(1,644,961)	—	(1,120,133)

Class K(c)	(359)	—	(165)

Class R	(155,212)	—	(33,156)

Class R4	(43)	—	—

Class R5	(10,527)	—	(17,714)

Class W	(313,476)	—	(241,096)

Class Z	(379,861)	—	(603,333)

Net realized gains

Class A	(8,104,231)	—	(5,627,883)

Class B	(84,855)	—	(75,994)

Class C	(1,627,437)	—	(1,101,899)

Class I	(3,197,309)	—	(2,408,761)

Class K(c)	(836)	—	(500)

Class R	(451,244)	—	(230,387)

Class R4	(84)	—	—

Class R5	(21,476)	—	(39,212)

Class W	(850,174)	—	(691,397)

Class Z	(915,151)	—	(1,420,889)

Total distributions to shareholders	(21,252,827)	—	(15,097,105)

Increase (decrease) in net assets from capital stock activity	(47,969,818)	(42,957,932)	106,000,114

Total increase (decrease) in net assets	95,339,802	(34,530,300)	80,158,624

Net assets at beginning of year	468,896,309	503,426,609	423,267,985

Net assets at end of year	$564,236,111	$468,896,309	$503,426,609

Undistributed net investment income	$4,759,548	$4,940,578	$2,907,964

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	2,941,602	49,353,563	1,184,064	18,344,238	6,615,643	100,975,629

Distributions reinvested	621,628	9,970,914	—	—	463,947	6,402,470

Redemptions	(4,073,077)	(66,305,598)	(2,149,683)	(32,619,176)	(8,326,889)	(125,973,007)

Net decrease	(509,847)	(6,981,121)	(965,619)	(14,274,938)	(1,247,299)	(18,594,908)

Class B shares

Subscriptions	8,837	142,975	5,838	84,043	18,604	272,038

Distributions reinvested	4,655	69,831	—	—	4,346	56,199

Redemptions(c)	(71,576)	(1,087,447)	(41,638)	(594,609)	(161,818)	(2,267,430)

Net decrease	(58,084)	(874,641)	(35,800)	(510,566)	(138,868)	(1,939,193)

Class C shares

Subscriptions	551,519	8,675,135	486,050	6,947,395	843,581	11,951,193

Distributions reinvested	73,021	1,094,578	—	—	52,842	684,302

Redemptions	(887,329)	(13,542,758)	(566,790)	(7,959,747)	(1,023,817)	(14,159,907)

Net decrease	(262,789)	(3,773,045)	(80,740)	(1,012,352)	(127,394)	(1,524,412)

Class I shares

Subscriptions	1,237,075	22,471,954	859,493	13,567,872	4,386,422	64,354,560

Distributions reinvested	294,163	4,841,915	—	—	249,377	3,528,683

Redemptions	(869,062)	(15,155,347)	(2,065,562)	(32,437,262)	(2,041,414)	(29,811,438)

Net increase (decrease)	662,176	12,158,522	(1,206,069)	(18,869,390)	2,594,385	38,071,805

Class K shares(d)

Distributions reinvested	52	860	—	—	33	475

Redemptions	—	—	—	—	(16)	(247)

Net increase	52	860	—	—	17	228

Class R shares

Subscriptions	435,638	6,980,771	312,820	4,649,561	303,877	4,511,872

Distributions reinvested	9,181	145,515	—	—	4,942	67,559

Redemptions	(385,538)	(6,242,979)	(246,580)	(3,672,498)	(410,107)	(6,168,512)

Net increase (decrease)	59,281	883,307	66,240	977,063	(101,288)	(1,589,081)

Class R4 shares

Subscriptions	74,151	1,381,361	—	—	—	—

Net increase	74,151	1,381,361	—	—	—	—

Class R5 shares

Subscriptions	167,902	3,044,067	354	5,612	23,558	374,462

Distributions reinvested	1,793	29,562	—	—	3,694	52,341

Redemptions	(37,616)	(622,173)	(47,307)	(699,655)	(14,319)	(225,888)

Net increase (decrease)	132,079	2,451,456	(46,953)	(694,043)	12,933	200,915

Class W shares

Subscriptions	334,676	5,150,399	250,015	3,839,184	1,771,411	26,879,622

Distributions reinvested	72,856	1,163,508	—	—	67,861	932,407

Redemptions	(2,524,105)	(42,214,545)	(253,625)	(3,886,405)	(518,496)	(7,481,595)

Net increase (decrease)	(2,116,573)	(35,900,638)	(3,610)	(47,221)	1,320,776	20,330,434

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

Class Z shares

Subscriptions	1,949,692	34,080,177	857,627	13,236,271	5,820,327	92,253,058

Distributions reinvested	55,994	923,334	—	—	125,493	1,775,732

Redemptions	(3,179,346)	(52,319,390)	(1,419,960)	(21,762,756)	(1,575,953)	(22,984,464)

Net increase (decrease)	(1,173,660)	(17,315,879)	(562,333)	(8,526,485)	4,369,867	71,044,326

Total net increase (decrease)	(3,193,214)	(47,969,818)	(2,834,884)	(42,957,932)	6,683,129	106,000,114

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	Includes conversions of Class B shares to Class A shares, if any.

(d)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended December 31,
Class A	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$14.31		$14.12		$14.70		$12.31	$9.77		$15.73

Income from investment operations:

Net investment income	0.19		0.06		0.12		0.09	0.10		0.10

Net realized and unrealized gain (loss)	5.31		0.13		(0.28)		2.39	2.45		(5.96)

Total from investment operations	5.50		0.19		(0.16)		2.48	2.55		(5.86)

Less distributions to shareholders:

Net investment income	(0.21)		—		(0.09)		(0.04)	(0.01)		(0.08)

Net realized gains	(0.55)		—		(0.33)		(0.05)	(0.00	)(b)	(0.02)

Total distributions to shareholders	(0.76)		—		(0.42)		(0.09)	(0.01)		(0.10)

Net asset value, end of period	$19.05		$14.31		$14.12		$14.70	$12.31		$9.77

Total return	39.43%		1.35%		(1.01%)		20.21%	26.07%		(37.20%)

Ratios to average net assets(c)

Total gross expenses	1.34%		1.35	%(d)	1.28%		1.37%	1.61%		1.61%

Total net expenses(e)	1.24	%(f)	1.25	%(d)	1.26	%(f)	1.37%	1.61%		1.61%

Net investment income	1.17%		0.89	%(d)	0.81%		0.66%	0.87%		0.72%

Supplemental data

Net assets, end of period (in thousands)	$300,415		$232,859		$243,514		$271,885	$202,826		$83,148

Portfolio turnover	18%		5%		14%		12%	24%		28%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class B	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$13.36		$13.23		$13.81		$11.62	$9.29		$14.96

Income from investment operations:

Net investment income (loss)	0.06		0.01		0.00	(b)	(0.01)	(0.01)		(0.01)

Net realized and unrealized gain (loss)	4.96		0.12		(0.25)		2.25	2.34		(5.63)

Total from investment operations	5.02		0.13		(0.25)		2.24	2.33		(5.64)

Less distributions to shareholders:

Net investment income	(0.07)		—		—		—	—		(0.01)

Net realized gains	(0.55)		—		(0.33)		(0.05)	(0.00	)(b)	(0.02)

Total distributions to shareholders	(0.62)		—		(0.33)		(0.05)	(0.00	)(b)	(0.03)

Net asset value, end of period	$17.76		$13.36		$13.23		$13.81	$11.62		$9.29

Total return	38.42%		0.98%		(1.72%)		19.30%	25.10%		(37.68%)

Ratios to average net assets(c)

Total gross expenses	2.09%		2.10	%(d)	2.03%		2.14%	2.54%		2.37%

Total net expenses(e)	1.99	%(f)	2.00	%(d)	2.01	%(f)	2.14%	2.54%		2.37%

Net investment income (loss)	0.42%		0.13	%(d)	0.02%		(0.10%)	(0.08%)		(0.04%)

Supplemental data

Net assets, end of period (in thousands)	$2,472		$2,635		$3,083		$5,138	$5,890		$8,756

Portfolio turnover	18%		5%		14%		12%	24%		28%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class C	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$13.37		$13.24		$13.83		$11.63	$9.30		$14.95

Income from investment operations:

Net investment income (loss)	0.06		0.01		0.01		(0.01)	(0.01)		(0.01)

Net realized and unrealized gain (loss)	4.97		0.12		(0.27)		2.26	2.34		(5.61)

Total from investment operations	5.03		0.13		(0.26)		2.25	2.33		(5.62)

Less distributions to shareholders:

Net investment income	(0.10)		—		—		—	—		(0.01)

Net realized gains	(0.55)		—		(0.33)		(0.05)	(0.00	)(b)	(0.02)

Total distributions to shareholders	(0.65)		—		(0.33)		(0.05)	(0.00	)(b)	(0.03)

Net asset value, end of period	$17.75		$13.37		$13.24		$13.83	$11.63		$9.30

Total return	38.51%		0.98%		(1.80%)		19.37%	25.07%		(37.58%)

Ratios to average net assets(c)

Total gross expenses	2.09%		2.10	%(d)	2.03%		2.13%	2.51%		2.37%

Total net expenses(e)	1.99	%(f)	2.00	%(d)	2.01	%(f)	2.13%	2.51%		2.37%

Net investment income (loss)	0.42%		0.15	%(d)	0.06%		(0.09%)	(0.05%)		(0.04%)

Supplemental data

Net assets, end of period (in thousands)	$53,515		$43,840		$44,484		$48,210	$40,630		$38,423

Portfolio turnover	18%		5%		14%		12%	24%		28%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class I	2013	2012(a)		2011	2010	2009(b)
Per share data
Net asset value, beginning of period	$14.69	$14.48		$15.07	$12.60	$11.64

Income from investment operations:

Net investment income	0.27	0.09		0.19	0.15	0.08

Net realized and unrealized gain (loss)	5.47	0.12		(0.29)	2.47	0.90

Total from investment operations	5.74	0.21		(0.10)	2.62	0.98

Less distributions to shareholders:

Net investment income	(0.28)	—		(0.16)	(0.10)	(0.02)

Net realized gains	(0.55)	—		(0.33)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.83)	—		(0.49)	(0.15)	(0.02)

Net asset value, end of period	$19.60	$14.69		$14.48	$15.07	$12.60

Total return	40.13%	1.45%		(0.59%)	20.80%	8.41%

Ratios to average net assets(d)

Total gross expenses	0.83%	0.86	%(e)	0.84%	0.92%	0.89	%(e)

Total net expenses(f)	0.83%	0.85	%(e)	0.84%	0.92%	0.89	%(e)

Net investment income	1.58%	1.29	%(e)	1.29%	1.13%	1.66	%(e)

Supplemental data

Net assets, end of period (in thousands)	$135,066	$91,542		$107,682	$72,971	$23,870

Portfolio turnover	18%	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class K(a)	2013	2012(b)		2011	2010	2009(c)
Per share data
Net asset value, beginning of period	$14.66	$14.47		$15.06	$12.59	$11.64

Income from investment operations:

Net investment income	0.22	0.07		0.14	0.11	0.07

Net realized and unrealized gain (loss)	5.45	0.12		(0.29)	2.47	0.89

Total from investment operations	5.67	0.19		(0.15)	2.58	0.96

Less distributions to shareholders:

Net investment income	(0.23)	—		(0.11)	(0.06)	(0.01)

Net realized gains	(0.55)	—		(0.33)	(0.05)	(0.00	)(d)

Total distributions to shareholders	(0.78)	—		(0.44)	(0.11)	(0.01)

Net asset value, end of period	$19.55	$14.66		$14.47	$15.06	$12.59

Total return	39.69%	1.31%		(0.90%)	20.50%	8.29%

Ratios to average net assets(e)

Total gross expenses	1.13%	1.14	%(f)	1.14%	1.21%	1.21	%(f)

Total net expenses(g)	1.13%	1.13	%(f)	1.14%	1.21%	1.21	%(f)

Net investment income	1.28%	1.02	%(f)	0.94%	0.83%	1.34	%(f)

Supplemental data

Net assets, end of period (in thousands)	$31	$22		$22	$23	$5

Portfolio turnover	18%	5%		14%	12%	24%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(d)	Rounds to zero.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$14.15		$13.98		$14.55		$12.19	$9.70		$15.63

Income from investment operations:

Net investment income	0.15		0.04		0.08		0.05	0.04		0.06

Net realized and unrealized gain (loss)	5.24		0.13		(0.27)		2.37	2.45		(5.91)

Total from investment operations	5.39		0.17		(0.19)		2.42	2.49		(5.85)

Less distributions to shareholders:

Net investment income	(0.18)		—		(0.05)		(0.01)	—		(0.06)

Net realized gains	(0.55)		—		(0.33)		(0.05)	(0.00	)(b)	(0.02)

Total distributions to shareholders	(0.73)		—		(0.38)		(0.06)	(0.00	)(b)	(0.08)

Net asset value, end of period	$18.81		$14.15		$13.98		$14.55	$12.19		$9.70

Total return	39.09%		1.22%		(1.23%)		19.91%	25.69%		(37.41%)

Ratios to average net assets(c)

Total gross expenses	1.59%		1.60	%(d)	1.53%		1.66%	2.04%		1.87%

Total net expenses(e)	1.49	%(f)	1.50	%(d)	1.51	%(f)	1.66%	2.04%		1.87%

Net investment income	0.95%		0.67	%(d)	0.55%		0.38%	0.41%		0.46%

Supplemental data

Net assets, end of period (in thousands)	$15,443		$10,773		$9,720		$11,594	$8,288		$6,476

Portfolio turnover	18%		5%		14%		12%	24%		28%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$16.22

Income from investment operations:

Net investment income	0.17

Net realized and unrealized gain	4.24

Total from investment operations	4.41

Less distributions to shareholders:

Net investment income	(0.27)

Net realized gains	(0.55)

Total distributions to shareholders	(0.82)

Net asset value, end of period	$19.81

Total return	28.18%

Ratios to average net assets(b)

Total gross expenses	1.06	%(c)

Total net expenses(d)	0.95	%(c)

Net investment income	1.62	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,469

Portfolio turnover	18%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class R5	2013	2012(a)		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$14.71	$14.50		$15.09	$12.62	$9.96		$16.04

Income from investment operations:

Net investment income	0.28	0.09		0.18	0.15	0.11		0.18

Net realized and unrealized gain (loss)	5.44	0.12		(0.28)	2.46	2.55		(6.10)

Total from investment operations	5.72	0.21		(0.10)	2.61	2.66		(5.92)

Less distributions to shareholders:

Net investment income	(0.26)	—		(0.16)	(0.09)	—		(0.14)

Net realized gains	(0.55)	—		(0.33)	(0.05)	(0.00	)(b)	(0.02)

Total distributions to shareholders	(0.81)	—		(0.49)	(0.14)	(0.00	)(b)	(0.16)

Net asset value, end of period	$19.62	$14.71		$14.50	$15.09	$12.62		$9.96

Total return	39.96%	1.45%		(0.62%)	20.73%	26.72%		(36.84%)

Ratios to average net assets(c)

Total gross expenses	0.87%	0.89	%(d)	0.87%	0.98%	1.48%		0.98%

Total net expenses(e)	0.87%	0.88	%(d)	0.87%	0.98%	1.48%		0.98%

Net investment income	1.64%	1.31	%(d)	1.21%	1.09%	1.10%		1.35%

Supplemental data

Net assets, end of period (in thousands)	$4,014	$1,065		$1,731	$1,606	$718		$10,454

Portfolio turnover	18%	5%		14%	12%	24%		28%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class W	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$14.24		$14.06		$14.66		$13.12

Income from investment operations:

Net investment income (loss)	0.19		0.06		0.14		(0.00	)(c)

Net realized and unrealized gain (loss)	5.28		0.12		(0.29)		1.68

Total from investment operations	5.47		0.18		(0.15)		1.68

Less distributions to shareholders:

Net investment income	(0.20)		—		(0.12)		(0.09)

Net realized gains	(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.75)		—		(0.45)		(0.14)

Net asset value, end of period	$18.96		$14.24		$14.06		$14.66

Total return	39.38%		1.28%		(0.95%)		12.80%

Ratios to average net assets(d)

Total gross expenses	1.35%		1.35	%(e)	1.27%		2.30	%(e)

Total net expenses(f)	1.25	%(g)	1.25	%(e)	1.25	%(g)	2.30	%(e)

Net investment income (loss)	1.19%		0.89	%(e)	0.97%		(0.11	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$144		$30,250		$29,913		$11,833

Portfolio turnover	18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$14.68		$14.48		$15.07		$13.48

Income from investment operations:

Net investment income	0.22		0.07		0.19		0.03

Net realized and unrealized gain (loss)	5.48		0.13		(0.30)		1.70

Total from investment operations	5.70		0.20		(0.11)		1.73

Less distributions to shareholders:

Net investment income	(0.22)		—		(0.15)		(0.09)

Net realized gains	(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.77)		—		(0.48)		(0.14)

Net asset value, end of period	$19.61		$14.68		$14.48		$15.07

Total return	39.84%		1.38%		(0.68%)		12.88%

Ratios to average net assets(c)

Total gross expenses	1.09%		1.10	%(d)	1.02%		1.11	%(d)

Total net expenses(e)	0.99	%(f)	1.00	%(d)	1.01	%(f)	1.11	%(d)

Net investment income	1.33%		1.12	%(d)	1.32%		0.87	%(d)

Supplemental data

Net assets, end of period (in thousands)	$51,667		$55,909		$63,277		$8

Portfolio turnover	18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Select Large-Cap Value Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without

par value). The Fund offers Class A, Class B, Class C, Class I,

Class K, Class R, Class R4, Class R5, Class W, Class Y and

Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be

proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

26	Annual Report 2013

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

faith under consistently applied procedures established by and under the general supervision of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2013	27

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.71% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $2,562.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R4	0.27
Class R5	0.05
Class W	0.25
Class Z	0.26

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $142,543. The liability remaining at May 31, 2013 for non-recurring charges associated with the lease amounted to $72,549 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of

28	Annual Report 2013

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $2,677.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $36,000 and $2,829,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $100,777 for Class A, $1,795 for Class B and $965 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through September 30, 2013	Prior to May 1, 2013
Class A	1.18%	1.25%
Class B	1.93	2.00
Class C	1.93	2.00
Class I	0.76	0.86
Class K	1.06	1.16
Class R	1.43	1.50
Class R4	0.93	1.00
Class R5	0.81	0.91
Class W	1.18	1.25
Class Z	0.93	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Annual Report 2013	29

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013 ($)	Period Ended May 31, 2012 ($)	Year Ended December 31, 2011 ($)
Ordinary income	6,000,030	—	4,096,882
Short-term capital gains	252,743	—	11,000,223
Long-term capital gains	15,000,054	—	—
Total	21,252,827	—	15,097,105

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	4,773,640
Undistributed short-term gain	396,971
Undistributed long-term gain	12,104,174
Unrealized appreciation	186,022,407

At May 31, 2013, the cost of investments for federal income tax purposes was $377,914,961 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$193,168,397
Unrealized depreciation	(7,145,990)
Net unrealized appreciation	186,022,407

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $86,586,035 and $149,310,174, respectively, for the year ended May 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, three unaffiliated shareholder accounts owned an aggregate of 40.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 28.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

30	Annual Report 2013

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 10. Significant Risks

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	31

Columbia Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

32	Annual Report 2013

Columbia Select Large-Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$28,459,439

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	33

Columbia Select Large-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

34	Annual Report 2013

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	35

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36	Annual Report 2013

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	37

Columbia Select Large-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

38	Annual Report 2013

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Annual Report 2013	39

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

40	Annual Report 2013

Columbia Select Large-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN216_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Select Smaller-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares returned 35.23% excluding sales charges for the 12-month period that ended May 31, 2013.

>	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 31.31% for the same 12-month period.

>	Investments in the industrials and energy sectors generally accounted for the Fund’s relative outperformance.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		35.23	6.73	9.54
Including sales charges		27.48	5.48	8.89
Class B	04/25/97
Excluding sales charges		34.28	5.93	8.72
Including sales charges		29.28	5.61	8.72
Class C	05/27/99
Excluding sales charges		34.23	5.94	8.73
Including sales charges		33.23	5.94	8.73
Class I*	08/03/09	35.91	7.13	9.75
Class K* (formerly Class R4)	08/03/09	35.49	6.89	9.63
Class R	04/30/03	34.92	6.44	9.26
Class R4*	11/08/12	35.42	6.76	9.56
Class R5	11/30/01	35.60	7.26	10.11
Class Z*	09/27/10	35.59	6.88	9.62
Russell 2000 Value Index		31.31	6.51	9.53

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Neil Eigen has announced plans to retire at the end of 2013. Until then, Mr. Eigen will continue to serve as a portfolio manager with Richard Rosen. Messrs. Eigen and Rosen have been members of the Value Team since 1997 and supported in their management of the Fund by Kari Montanus, a member of the Value Team since 2003. Effective January 2, 2014, Ms. Montanus will join Mr. Rosen as a portfolio manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2013)
EnerSys, Inc.	4.0
Belden, Inc.	3.9
United Continental Holdings, Inc.	3.7
ON Semiconductor Corp.	3.6
Waste Connections, Inc.	3.4
Lennar Corp., Class A	3.3
Salix Pharmaceuticals Ltd.	3.3
Endurance Specialty Holdings Ltd.	3.2
Sotheby’s	3.2
Lincoln National Corp.	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12 month period that ended May 31, 2013, the Fund’s Class A shares returned 35.23% excluding sales charges. The Fund outperformed the 31.31% gain of its benchmark, the Russell 2000 Value Index. In a favorable equity market, security selection drove Fund results ahead of the benchmark. The biggest contributions came from the industrials and energy sectors, followed by financials and consumer discretionary. The Fund remained concentrated in about 40 stocks issued by smaller companies with what we believe to be favorable earnings acceleration prospects over the next one to three years.

Market Advances on Brighter Economic Outlook

Signs of improvement in the U.S. economy and stabilization in Europe aided equity returns over the 12-month period. Last summer, stocks got their first big lift as central banks initiated new bond buyback programs and committed to keeping interest rates low. However, U.S. equities made little headway last fall due to mounting concerns over automatic federal tax increases and various spending cuts (commonly referred to as the sequester) scheduled to go into effect on January 1. The market rebounded early in 2013, buoyed by a last-minute agreement in Washington to postpone these changes, as well as signs of recovery in the U.S. housing market and improved employment trends. Although the sequester went into effect in March, it did not immediately have the negative impact investors had feared.

Biggest Boost from Industrials and Energy

Industrials — which at 25% of assets represented an overweight relative to the benchmark — had the biggest impact on relative performance. An investment in Shaw Group, an engineering and construction company with a strong balance sheet, soared when the company received a buyout offer at a substantial premium. Shaw was no longer in the portfolio at period end. Shares of electronic components company Belden, which makes cables and connectors for data transmission in non-residential construction, were propelled sharply higher, as demand from China and recent acquisitions helped drive sizable earnings growth. In energy, stock selection also helped performance. Top contributors included oil service company Exterran Holdings, which posted steep gains thanks to strong execution by a new management team.

Stock Selection in Financials and Consumer Discretionary Aided Results

Security selection in financials also contributed to the Fund’s strong results, led by outsized gains from Lincoln National, an investment firm whose fee income grew as the market rally helped push up the value of assets under management. In the consumer discretionary sector, standouts included underwear and sweatshirt manufacturer Hanesbrands, whose steep share price appreciation was the result of declining cotton prices, skilled management, debt reduction and strong brand loyalty. Additionally, shares of American Axle & Manufacturing Holdings, a spin-off from General Motors that makes truck axles for large SUVs, rallied nicely, thanks to strong execution by management that included cost cutting, an expanded product base and advantageous positioning for GM’s new truck launch.

Disappointments from Heath Care and Technology

Health care detracted from relative performance due largely to investments in managed health care provider Wellcare Health Plans and generic pharmaceutical

4	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

maker Impax Laboratories, which is not included in the benchmark. Wellcare’s stock suffered near term as investors worried about uncertainties around the implementation of the Affordable Care Act, while Impax Labs’ shares tumbled when an inspection turned up problems at one of its manufacturing labs. In technology, an investment in semiconductor manufacturer Cypress Semiconductor hurt performance, as demand for chips that provide functionality for touch screens slowed. Over the past year, we used the proceeds from four takeovers in the portfolio to boost the Fund’s stake in technology, focusing on attractively-valued stocks with market capitalizations under $3 billion and the potential for improved earnings growth. Additions included networking equipment company NETGEAR, telecommunications equipment company Calix and software company BroadSoft.

Looking Ahead

At present, we expect small-cap stocks to benefit if economic growth accelerates in the second half of 2013, as we believe it will, and interest rates stay low. Small-cap companies could also stand to gain as more corporations with balance sheets that are flush with cash focus on mergers and acquisitions as a way to grow their business. Going forward, we currently expect to maintain an economically sensitive bias in the portfolio. We remain patient, long-term investors, but will sell if a stock becomes grossly overvalued, in our estimation, or the reason we bought it changes.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	99.9
Consumer Discretionary	17.5
Consumer Staples	5.5
Energy	10.2
Financials	13.0
Health Care	10.7
Industrials	25.1
Information Technology	13.4
Materials	4.5
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Investments in small companies often involve greater risks than investments in larger, more established companies. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because the Fund may hold a limited number of securities, the Fund as a whole is subject to greater risk of loss if any of those securities declines in price.

Annual Report 2013	5

Columbia Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,264.80	1,018.00	7.85	6.99	1.39
Class B	1,000.00	1,000.00	1,260.10	1,014.26	12.06	10.75	2.14
Class C	1,000.00	1,000.00	1,260.70	1,014.26	12.06	10.75	2.14
Class I	1,000.00	1,000.00	1,267.70	1,020.29	5.26	4.68	0.93
Class K (formerly Class R4)	1,000.00	1,000.00	1,266.20	1,018.80	6.95	6.19	1.23
Class R	1,000.00	1,000.00	1,263.00	1,016.75	9.25	8.25	1.64
Class R4	1,000.00	1,000.00	1,266.40	1,019.25	6.44	5.74	1.14
Class R5	1,000.00	1,000.00	1,267.20	1,020.00	5.60	4.99	0.99
Class Z	1,000.00	1,000.00	1,266.70	1,019.25	6.44	5.74	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%
Issuer	Shares	Value ($)
Consumer Discretionary 17.1%
Auto Components 3.0%

American Axle & Manufacturing Holdings, Inc.(a)	700,000	12,453,000

Diversified Consumer Services 3.1%

Sotheby’s	348,000	12,963,000

Hotels, Restaurants & Leisure 4.9%

Penn National Gaming, Inc.(a)	145,000	7,980,800

Texas Roadhouse, Inc.	520,000	12,298,000

Total		20,278,800

Household Durables 3.2%

Lennar Corp., Class A	340,000	13,368,800

Textiles, Apparel & Luxury Goods 2.9%

Hanesbrands, Inc.	245,000	12,215,700

Total Consumer Discretionary		71,279,300

Consumer Staples 5.4%
Food Products 3.2%

Dean Foods Co.(a)	615,000	6,451,350

WhiteWave Foods Co.(a)	223,738	3,700,631

WhiteWave Foods Co., Class A(a)	187,238	3,265,420

Total		13,417,401

Personal Products 2.2%

Herbalife Ltd.	195,000	9,100,650

Total Consumer Staples		22,518,051

Energy 9.9%
Energy Equipment & Services 7.8%

Exterran Holdings, Inc.(a)	375,000	10,845,000

Superior Energy Services, Inc.(a)	450,000	12,006,000

Tetra Technologies, Inc.(a)	950,000	9,889,500

Total		32,740,500

Oil, Gas & Consumable Fuels 2.1%

Oasis Petroleum, Inc.(a)	235,000	8,732,600

Total Energy		41,473,100

Financials 12.6%
Insurance 12.6%

Aspen Insurance Holdings Ltd.	275,000	10,103,500

Endurance Specialty Holdings Ltd.	260,000	13,085,800

Hanover Insurance Group, Inc. (The)	235,000	11,804,050

Infinity Property & Casualty Corp.	92,982	5,369,711

Lincoln National Corp.	350,000	12,481,000

Total		52,844,061

Total Financials		52,844,061

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.4%
Health Care Equipment & Supplies 2.5%

Analogic Corp.	102,500	8,147,725

Sirona Dental Systems, Inc.(a)	35,000	2,482,900

Total		10,630,625

Health Care Providers & Services 2.5%

WellCare Health Plans, Inc.(a)	202,500	10,558,350

Pharmaceuticals 5.4%

Impax Laboratories, Inc.(a)	481,000	9,114,950

Salix Pharmaceuticals Ltd.(a)	220,000	13,347,400

Total		22,462,350

Total Health Care		43,651,325

Industrials 24.4%
Aerospace & Defense 2.4%

Cubic Corp.	210,000	9,996,000

Airlines 3.6%

United Continental Holdings, Inc.(a)	465,000	15,093,900

Commercial Services & Supplies 4.2%

Brink’s Co. (The)	145,000	3,890,350

Waste Connections, Inc.	340,000	13,681,600

Total		17,571,950

Electrical Equipment 7.7%

Belden, Inc.	297,500	15,901,375

EnerSys, Inc.(a)	325,000	16,194,750

Total		32,096,125

Machinery 3.7%

Mueller Industries, Inc.	225,000	12,251,250

Wabash National Corp.(a)	330,000	3,465,000

Total		15,716,250

Road & Rail 2.8%

Swift Transportation Co.(a)	690,000	11,619,600

Total Industrials		102,093,825

Information Technology 12.9%
Communications Equipment 3.3%

Calix, Inc.(a)	703,100	7,368,488

NETGEAR, Inc.(a)	200,000	6,656,000

Total		14,024,488

IT Services 1.6%

CACI International, Inc., Class A(a)	103,000	6,606,420

Semiconductors & Semiconductor Equipment 5.7%

Cypress Semiconductor Corp.	849,989	9,553,876

ON Semiconductor Corp.(a)	1,690,000	14,466,400

Total		24,020,276

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.3%

BroadSoft, Inc.(a)	340,000	9,424,800

Comverse, Inc.(a)	2	60

Verint Systems, Inc.(a)	2	67

Total		9,424,927

Total Information Technology		54,076,111

Materials 4.3%
Chemicals 2.4%

Minerals Technologies, Inc.	237,500	10,117,500

Containers & Packaging 1.9%

Owens-Illinois, Inc.(a)	290,000	7,960,500

Total Materials		18,078,000

Total Common Stocks
(Cost: $246,716,552)		406,013,773

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.109%(b)(c)	532,587	532,587

Total Money Market Funds
(Cost: $532,587)		532,587

Total Investments
(Cost: $247,249,139)		406,546,360

Other Assets & Liabilities, Net		11,969,630

Net Assets		418,515,990

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	40,083,635	(39,551,048)	532,587	563	532,587

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	71,279,300	—	—	71,279,300

Consumer Staples	22,518,051	—	—	22,518,051

Energy	41,473,100	—	—	41,473,100

Financials	52,844,061	—	—	52,844,061

Health Care	43,651,325	—	—	43,651,325

Industrials	102,093,825	—	—	102,093,825

Information Technology	54,076,111	—	—	54,076,111

Materials	18,078,000	—	—	18,078,000

Total Equity Securities	406,013,773	—	—	406,013,773

Other

Money Market Funds	532,587	—	—	532,587

Total Other	532,587	—	—	532,587

Total	406,546,360	—	—	406,546,360

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $246,716,552)	$406,013,773

Affiliated issuers (identified cost $532,587)	532,587

Total investments (identified cost $247,249,139)	406,546,360

Receivable for:

Investments sold	14,912,924

Capital shares sold	92,635

Dividends	105,553

Prepaid expenses	477

Total assets	421,657,949

Liabilities

Payable for:

Investments purchased	2,520,610

Capital shares purchased	408,171

Investment management fees	9,170

Distribution and/or service fees	3,715

Transfer agent fees	52,877

Administration fees	929

Plan administration fees	1,080

Compensation of board members	16,103

Expense reimbursement due to Investment Manager	116

Other expenses	129,188

Total liabilities	3,141,959

Net assets applicable to outstanding capital stock	$418,515,990

Represented by

Paid-in capital	$297,402,773

Excess of distributions over net investment income	(1,289,823)

Accumulated net realized loss	(36,894,181)

Unrealized appreciation (depreciation) on:

Investments	159,297,221

Total — representing net assets applicable to outstanding capital stock	$418,515,990

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$325,677,418

Shares outstanding	17,301,809

Net asset value per share	$18.82

Maximum offering price per share(a)	$19.97

Class B

Net assets	$8,356,419

Shares outstanding	521,061

Net asset value per share	$16.04

Class C

Net assets	$38,784,694

Shares outstanding	2,415,138

Net asset value per share	$16.06

Class I

Net assets	$26,108,886

Shares outstanding	1,279,287

Net asset value per share	$20.41

Class K(b)

Net assets	$5,082,879

Shares outstanding	252,039

Net asset value per share	$20.17

Class R

Net assets	$10,684,151

Shares outstanding	585,347

Net asset value per share	$18.25

Class R4

Net assets	$3,204

Shares outstanding	156

Net asset value per share(c)	$20.49

Class R5

Net assets	$351,511

Shares outstanding	17,270

Net asset value per share	$20.35

Class Z

Net assets	$3,466,828

Shares outstanding	170,938

Net asset value per share	$20.28

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Select Smaller-Cap Value Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$2,662,573
Dividends — affiliated issuers	563
Income from securities lending — net	61,545

Total income	2,724,681

Expenses:
Investment management fees	2,970,310
Distribution and/or service fees
Class A	732,674
Class B	87,760
Class C	344,988
Class R	45,835
Transfer agent fees
Class A	902,507
Class B	27,280
Class C	106,192
Class K(a)	2,121
Class R	28,201
Class R4(b)	4
Class R5	401
Class Z	8,129
Administration fees	300,791
Plan administration fees
Class K(a)	10,587
Compensation of board members	17,528
Custodian fees	8,053
Printing and postage fees	144,134
Registration fees	90,322
Professional fees	39,606
Other	29,250

Total expenses	5,896,673
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(428,854)
Expense reductions	(2,868)

Total net expenses	5,464,951

Net investment loss	(2,740,270)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	58,598,078

Net realized gain	58,598,078
Net change in unrealized appreciation (depreciation) on:
Investments	59,315,699

Net change in unrealized appreciation (depreciation)	59,315,699

Net realized and unrealized gain	117,913,777

Net increase in net assets resulting from operations	$115,173,507

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Operations

Net investment loss	$(2,740,270)	$(1,594,492)	$(3,865,385)

Net realized gain	58,598,078	8,984,718	49,293,493

Net change in unrealized appreciation (depreciation)	59,315,699	11,005,956	(89,480,521)

Net increase (decrease) in net assets resulting from operations	115,173,507	18,396,182	(44,052,413)

Distributions to shareholders

Net realized gains

Class A	(7,884,180)	—	(15,826,476)

Class B	(257,136)	—	(821,815)

Class C	(1,088,461)	—	(2,285,649)

Class I	(579,966)	—	(711,817)

Class K(b)	(106,831)	—	(184,769)

Class R	(253,157)	—	(606,632)

Class R4(c)	(68)	—	—

Class R5	(7,050)	—	(100,928)

Class Z	(65,236)	—	(61,965)

Total distributions to shareholders	(10,242,085)	—	(20,600,051)

Increase (decrease) in net assets from capital stock activity	(54,433,469)	(30,517,926)	(46,840,958)

Total increase (decrease) in net assets	50,497,953	(12,121,744)	(111,493,422)

Net assets at beginning of year	368,018,037	380,139,781	491,633,203

Net assets at end of year	$418,515,990	$368,018,037	$380,139,781

Excess of distributions over net investment income	$(1,289,823)	$(20,896)	$(15,001)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	1,075,302	16,873,987	396,550	6,024,403	1,750,058	27,816,746

Distributions reinvested	490,996	7,590,800	—	—	1,113,167	14,994,366

Redemptions	(4,094,407)	(64,475,533)	(2,187,011)	(33,059,695)	(5,084,181)	(78,485,280)

Net decrease	(2,528,109)	(40,010,746)	(1,790,461)	(27,035,292)	(2,220,956)	(35,674,168)

Class B shares

Subscriptions	6,061	84,253	10,502	138,586	20,042	277,514

Distributions reinvested	19,035	251,450	—	—	67,731	789,744

Redemptions(c)	(522,250)	(6,786,470)	(132,249)	(1,730,441)	(883,120)	(12,526,522)

Net decrease	(497,154)	(6,450,767)	(121,747)	(1,591,855)	(795,347)	(11,459,264)

Class C shares

Subscriptions	247,964	3,418,232	112,596	1,466,429	390,344	5,238,363

Distributions reinvested	62,094	821,510	—	—	136,722	1,595,542

Redemptions	(592,116)	(8,102,194)	(578,581)	(7,513,415)	(1,042,524)	(14,051,468)

Net decrease	(282,058)	(3,862,452)	(465,985)	(6,046,986)	(515,458)	(7,217,563)

Class I shares

Subscriptions	7,822	124,965	697,624	11,703,658	1,149,572	20,263,585

Distributions reinvested	34,634	579,425	—	—	49,093	710,871

Redemptions	(110,528)	(2,003,567)	(330,275)	(5,499,857)	(814,882)	(13,605,727)

Net increase (decrease)	(68,072)	(1,299,177)	367,349	6,203,801	383,783	7,368,729

Class K shares(d)

Subscriptions	56,815	997,980	24,724	392,918	86,988	1,474,704

Distributions reinvested	6,429	106,395	—	—	12,805	184,006

Redemptions	(60,699)	(1,064,986)	(24,637)	(394,113)	(62,920)	(1,025,889)

Net increase (decrease)	2,545	39,389	87	(1,195)	36,873	632,821

Class R shares

Subscriptions	171,110	2,677,329	108,599	1,583,143	384,571	5,905,073

Distributions reinvested	6,715	100,789	—	—	16,513	216,646

Redemptions	(256,810)	(3,894,787)	(281,009)	(4,076,027)	(571,570)	(8,764,076)

Net decrease	(78,985)	(1,116,669)	(172,410)	(2,492,884)	(170,486)	(2,642,357)

Class R4 shares

Subscriptions	156	2,500	—	—	—	—

Net increase	156	2,500	—	—	—	—

Class R5 shares

Subscriptions	1,390	27,200	257	4,208	857	13,786

Distributions reinvested	315	5,264	—	—	6,778	98,074

Redemptions	(123,767)	(2,040,322)	(68)	(1,129)	(3,074)	(46,358)

Net increase (decrease)	(122,062)	(2,007,858)	189	3,079	4,561	65,502

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	49,802	882,846	45,878	728,765	162,818	2,758,413

Distributions reinvested	2,827	47,034	—	—	1,958	28,258

Redemptions	(39,155)	(657,569)	(17,377)	(285,359)	(43,636)	(701,329)

Net increase	13,474	272,311	28,501	443,406	121,140	2,085,342

Total net decrease	(3,560,265)	(54,433,469)	(2,154,477)	(30,517,926)	(3,155,890)	(46,840,958)

(a)	Class R4 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(d)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended December 31,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.31		$13.69		$15.97		$12.59		$9.23		$15.92

Income from investment operations:

Net investment loss	(0.11)		(0.06)		(0.12)		(0.11)		(0.12)		(0.17)

Net realized and unrealized gain (loss)	5.06		0.68		(1.40)		3.49		3.48		(6.33)

Total from investment operations	4.95		0.62		(1.52)		3.38		3.36		(6.50)

Less distributions to shareholders:

Net realized gains	(0.44)		—		(0.76)		—		—		(0.19)

Total distributions to shareholders	(0.44)		—		(0.76)		—		—		(0.19)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)	—

Net asset value, end of period	$18.82		$14.31		$13.69		$15.97		$12.59		$9.23

Total return	35.23%		4.53%		(9.42%)		26.85	%(c)	36.40	%(d)	(41.19%)

Ratios to average net assets(e)

Total gross expenses	1.51%		1.48	%(f)	1.48%		1.66%		2.00%		1.89%

Total net expenses(g)	1.39	%(h)	1.41	%(f)	1.42	%(h)	1.33%		1.69%		1.89%

Net investment loss	(0.67%)		(0.87	%)(f)	(0.77%)		(0.84%)		(1.12%)		(1.30%)

Supplemental data

Net assets, end of period (in thousands)	$325,677		$283,740		$295,973		$380,848		$221,181		$66,415

Portfolio turnover	9%		3%		18%		5%		7%		16%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.34		$11.84		$14.04		$11.15		$8.23		$14.34

Income from investment operations:

Net investment loss	(0.19)		(0.09)		(0.21)		(0.19)		(0.18)		(0.24)

Net realized and unrealized gain (loss)	4.33		0.59		(1.23)		3.08		3.10		(5.68)

Total from investment operations	4.14		0.50		(1.44)		2.89		2.92		(5.92)

Less distributions to shareholders:

Net realized gains	(0.44)		—		(0.76)		—		—		(0.19)

Total distributions to shareholders	(0.44)		—		(0.76)		—		—		(0.19)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)	—

Net asset value, end of period	$16.04		$12.34		$11.84		$14.04		$11.15		$8.23

Total return	34.28%		4.22%		(10.15%)		25.92	%(c)	35.48	%(d)	(41.68%)

Ratios to average net assets(e)

Total gross expenses	2.26%		2.23	%(f)	2.23%		2.43%		2.77%		2.64%

Total net expenses(g)	2.14	%(h)	2.16	%(f)	2.16	%(h)	2.10%		2.46%		2.64%

Net investment loss	(1.41%)		(1.62	%)(f)	(1.52%)		(1.62%)		(1.88%)		(2.05%)

Supplemental data

Net assets, end of period (in thousands)	$8,356		$12,565		$13,501		$27,172		$26,500		$8,483

Portfolio turnover	9%		3%		18%		5%		7%		16%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.36		$11.86		$14.06		$11.17		$8.24		$14.34

Income from investment operations:

Net investment loss	(0.19)		(0.09)		(0.21)		(0.19)		(0.19)		(0.23)

Net realized and unrealized gain (loss)	4.33		0.59		(1.23)		3.08		3.12		(5.68)

Total from investment operations	4.14		0.50		(1.44)		2.89		2.93		(5.91)

Less distributions to shareholders:

Net realized gains	(0.44)		—		(0.76)		—		—		(0.19)

Total distributions to shareholders	(0.44)		—		(0.76)		—		—		(0.19)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)	—

Net asset value, end of period	$16.06		$12.36		$11.86		$14.06		$11.17		$8.24

Total return	34.23%		4.22%		(10.13%)		25.87	%(c)	35.56	%(d)	(41.61%)

Ratios to average net assets(e)

Total gross expenses	2.26%		2.23	%(f)	2.23%		2.42%		2.90%		2.63%

Total net expenses(g)	2.14	%(h)	2.16	%(f)	2.17	%(h)	2.09%		2.67%		2.63%

Net investment loss	(1.42%)		(1.63	%)(f)	(1.52%)		(1.60%)		(2.10%)		(2.05%)

Supplemental data

Net assets, end of period (in thousands)	$38,785		$33,327		$37,511		$51,712		$46,626		$37,217

Portfolio turnover	9%		3%		18%		5%		7%		16%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class I	2013	2012(a)		2011	2010		2009(b)
Per share data
Net asset value, beginning of period	$15.41	$14.71		$17.02	$13.35		$11.86

Income from investment operations:

Net investment loss	(0.04)	(0.03)		(0.04)	(0.05)		(0.01)

Net realized and unrealized gain (loss)	5.48	0.73		(1.51)	3.72		1.50

Total from investment operations	5.44	0.70		(1.55)	3.67		1.49

Less distributions to shareholders:

Net realized gains	(0.44)	—		(0.76)	—		—

Total distributions to shareholders	(0.44)	—		(0.76)	—		—

Proceeds from regulatory settlements	—	—		—	0.00	(c)	—

Net asset value, end of period	$20.41	$15.41		$14.71	$17.02		$13.35

Total return	35.91%	4.76%		(9.01%)	27.49	%(d)	12.56%

Ratios to average net assets(e)

Total gross expenses	0.96%	0.98	%(f)	0.94%	1.09%		1.14	%(f)

Total net expenses(g)	0.93%	0.94	%(f)	0.91%	0.88%		0.88	%(f)

Net investment loss	(0.21%)	(0.38	%)(f)	(0.24%)	(0.38%)		(0.23	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$26,109	$20,764		$14,419	$10,145		$6,300

Portfolio turnover	9%	3%		18%	5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to zero.

(d)	During the year ended December 31, 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class K(a)	2013	2012(b)		2011	2010		2009(c)
Per share data
Net asset value, beginning of period	$15.28	$14.60		$16.94	$13.34		$11.86

Income from investment operations:

Net investment loss	(0.09)	(0.04)		(0.09)	(0.10)		(0.03)

Net realized and unrealized gain (loss)	5.42	0.72		(1.49)	3.70		1.51

Total from investment operations	5.33	0.68		(1.58)	3.60		1.48

Less distributions to shareholders:

Net realized gains	(0.44)	—		(0.76)	—		—

Total distributions to shareholders	(0.44)	—		(0.76)	—		—

Proceeds from regulatory settlements	—	—		—	0.00	(d)	—

Net asset value, end of period	$20.17	$15.28		$14.60	$16.94		$13.34

Total return	35.49%	4.66%		(9.23%)	26.99	%(e)	12.48%

Ratios to average net assets(f)

Total gross expenses	1.26%	1.23	%(g)	1.22%	1.39%		1.43	%(g)

Total net expenses(h)	1.23%	1.20	%(g)	1.18%	1.18%		1.18	%(g)

Net investment loss	(0.51%)	(0.65	%)(g)	(0.53%)	(0.69%)		(0.58	%)(g)

Supplemental data

Net assets, end of period (in thousands)	$5,083	$3,812		$3,642	$3,601		$42

Portfolio turnover	9%	3%		18%	5%		7%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(d)	Rounds to zero.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.

(h)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.92		$13.33		$15.62		$12.35		$9.08		$15.70

Income from investment operations:

Net investment loss	(0.14)		(0.07)		(0.16)		(0.16)		(0.16)		(0.19)

Net realized and unrealized gain (loss)	4.91		0.66		(1.37)		3.43		3.43		(6.24)

Total from investment operations	4.77		0.59		(1.53)		3.27		3.27		(6.43)

Less distributions to shareholders:

Net realized gains	(0.44)		—		(0.76)		—		—		(0.19)

Total distributions to shareholders	(0.44)		—		(0.76)		—		—		(0.19)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)	—

Net asset value, end of period	$18.25		$13.92		$13.33		$15.62		$12.35		$9.08

Total return	34.92%		4.43%		(9.69%)		26.48	%(c)	36.01	%(d)	(41.32%)

Ratios to average net assets(e)

Total gross expenses	1.76%		1.73	%(f)	1.73%		1.87%		2.31%		2.14%

Total net expenses(g)	1.64	%(h)	1.67	%(f)	1.67	%(h)	1.66%		2.19%		2.14%

Net investment loss	(0.92%)		(1.14	%)(f)	(1.02%)		(1.16%)		(1.62%)		(1.55%)

Supplemental data

Net assets, end of period (in thousands)	$10,684		$9,248		$11,156		$15,733		$10,778		$8,537

Portfolio turnover	9%		3%		18%		5%		7%		16%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	During the year ended December 31, 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.99

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized gain	4.98

Total from investment operations	4.94

Less distributions to shareholders:

Net realized gains	(0.44)

Total distributions to shareholders	(0.44)

Net asset value, end of period	$20.49

Total return	31.47%

Ratios to average net assets(b)

Total gross expenses	1.27	%(c)

Total net expenses(d)	1.14	%(c)

Net investment loss	(0.37	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	9%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended December 31,
Class R5	2013	2012(a)		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$15.40	$14.70		$17.01	$13.35		$9.72		$16.65

Income from investment operations:

Net investment loss	(0.05)	(0.03)		(0.05)	(0.06)		(0.09)		(0.08)

Net realized and unrealized gain (loss)	5.44	0.73		(1.50)	3.72		3.72		(6.66)

Total from investment operations	5.39	0.70		(1.55)	3.66		3.63		(6.74)

Less distributions to shareholders:

Net realized gains	(0.44)	—		(0.76)	—		—		(0.19)

Total distributions to shareholders	(0.44)	—		(0.76)	—		—		(0.19)

Proceeds from regulatory settlements	—	—		—	0.00	(b)	0.00	(b)	—

Net asset value, end of period	$20.35	$15.40		$14.70	$17.01		$13.35		$9.72

Total return	35.60%	4.76%		(9.02%)	27.42	%(c)	37.35	%(d)	(40.82%)

Ratios to average net assets(e)

Total gross expenses	0.98%	0.98	%(f)	0.97%	1.14%		1.51%		1.19%

Total net expenses(g)	0.98%	0.95	%(f)	0.93%	0.93%		1.46%		1.19%

Net investment loss	(0.31%)	(0.41	%)(f)	(0.28%)	(0.44%)		(0.88%)		(0.61%)

Supplemental data

Net assets, end of period (in thousands)	$352	$2,145		$2,046	$2,289		$1,808		$7,405

Portfolio turnover	9%	3%		18%	5%		7%		16%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	During the year ended December 31, 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class Z	2013		2012(a)		2011		2010(b)
Net asset value, beginning of period	$15.35		$14.67		$17.01		$14.61

Income from investment operations:

Net investment loss	(0.07)		(0.04)		(0.08)		(0.01)

Net realized and unrealized gain (loss)	5.44		0.72		(1.50)		2.41

Total from investment operations	5.37		0.68		(1.58)		2.40

Less distributions to shareholders:

Net realized gains	(0.44)		—		(0.76)		—

Total distributions to shareholders	(0.44)		—		(0.76)		—

Net asset value, end of period	$20.28		$15.35		$14.67		$17.01

Total return	35.59%		4.63%		(9.19%)		16.43%

Ratios to average net assets(c)

Total gross expenses	1.26%		1.23	%(d)	1.20%		1.55	%(d)

Total net expenses(e)	1.14	%(f)	1.16	%(d)	1.19	%(f)	1.02	%(d)

Net investment loss	(0.42%)		(0.62	%)(d)	(0.50%)		(0.34	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,467		$2,417		$1,892		$133

Portfolio turnover	9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such

Annual Report 2013	25

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes. For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to

26	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $2,260.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their

Annual Report 2013	27

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.31
Class C	0.31
Class K	0.05
Class R	0.31
Class R4*	0.28
Class R5	0.05
Class Z	0.31

*	Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $124,842. The liability remaining at May 31, 2013 for non-recurring charges associated with the lease amounted to $63,529 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $2,868.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $711,000 and $2,663,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

28	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $97,858 for Class A, $3,407 for Class B and $615 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	May 1, 2013 through September 30, 2013	Prior to May 1, 2013
Class A	1.40%	1.39%
Class B	2.15	2.14
Class C	2.15	2.14
Class I	0.95	0.94
Class K	1.25	1.24
Class R	1.65	1.64
Class R4	1.15	1.14
Class R5	1.00	0.99
Class Z	1.15	1.14

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, capital loss carryforwards, Trustees’ deferred compensation, net operating loss lost to paid-in capital, change in equalization utilized in prior years, and late year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,471,343
Accumulated net realized loss	49,860,200
Paid-in capital	(51,331,543)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013 ($)	Period Ended May 31, 2012 ($)	Year Ended December 31, 2011 ($)
Long-term capital gains	10,242,086	—	20,600,051
Total	10,242,086	—	20,600,051

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	$29,843,333
Unrealized appreciation	159,069,568

At May 31, 2013, the cost of investments for federal income tax purposes was $247,476,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$171,443,454
Unrealized depreciation	(12,373,886)
Net unrealized appreciation	$159,069,568

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	42,473,607
2017	24,036,256
Total	66,509,863

Annual Report 2013	29

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

For the year ended May 31, 2013, $28,670,228 of capital loss carryforward was utilized and $47,110,200 of capital loss carryforward acquired in connection with the prior merger with RiverSource Small Cap Advantage Fund was permanently lost due to limitations by the Internal Revenue Code.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2013, the Fund will elect to treat late year ordinary losses of $1,273,720 as arising on June 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $35,600,523 and $115,084,408 respectively, for the year ended May 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2013, two affiliated shareholder accounts owned 15.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 10. Significant Risks

Industrial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

30	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	31

Columbia Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at

May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

32	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$31,388,883

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2013	33

Columbia Select Smaller-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

34	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	35

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	37

Columbia Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

38	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Smaller-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

Annual Report 2013	39

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

40	Annual Report 2013

Columbia Select Smaller-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN218_05_C01_(07/13)

Annual Report May 31, 2013

Columbia Seligman Communications and Information Fund

Columbia Seligman Communications and Information Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

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Best Regards,

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President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Seligman Communications and Information Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Seligman Communications and Information Fund

Performance Overview

Performance Summary

>	Columbia Seligman Communications and Information Fund (the Fund) Class A shares returned 11.87% excluding sales charges for the 12-month period that ended May 31, 2013.

>	The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which returned 21.43% for the same 12-month period.

>	A combination of industry allocation and stock selection accounted for the Fund’s underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	06/23/83
Excluding sales charges		11.87	5.57	10.04
Including sales charges		5.43	4.32	9.39
Class B	04/22/96
Excluding sales charges		11.39	4.85	9.24
Including sales charges		6.39	4.51	9.24
Class C	05/27/99
Excluding sales charges		11.06	4.78	9.22
Including sales charges		10.06	4.78	9.22
Class I*	08/03/09	12.37	5.91	10.21
Class K (formerly Class R4)*	08/03/09	12.04	5.67	10.09
Class R	04/30/03	11.63	5.28	9.74
Class R4 (formerly Class R3)*	08/03/09	11.99	5.48	9.91
Class R5	11/30/01	12.29	5.99	10.52
Class Z*	09/27/10	12.16	5.74	10.13
S&P North American Technology Sector Index		21.43	6.82	8.60

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Seligman Communications and Information Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 — May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance

Portfolio Management

Paul Wick

Richard Parower, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2013)
Synopsys, Inc.	10.1
Symantec Corp.	6.6
Lam Research Corp.	6.3
Teradyne, Inc.	5.9
Apple, Inc.	5.4
Check Point Software Technologies Ltd.	4.8
NetApp, Inc.	4.6
QUALCOMM, Inc.	4.5
Google, Inc., Class A	4.1
Electronics for Imaging, Inc.	3.7

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At the adjourned Special Meeting of Shareholders held on May 13, 2013, shareholders of the Fund approved a proposal to change the classification of the Fund from a diversified fund to a non-diversified fund. As a non-diversified fund, the Fund can invest a greater percentage of its assets in a single issuer than can a diversified fund.

For the 12-month period that ended May 31, 2013, Class A shares of the Fund returned 11.87% excluding sales charges. The Fund generated a solid return in a period that was generally favorable for equities, but it underperformed its benchmark, the S&P North American Technology Sector Index, which gained 21.43% for the same 12-month period. A combination of industry allocation and stock selection accounted for the Fund’s underperformance relative to the benchmark.

A Modest Pickup in U.S. Economic Growth

During the period, the U.S. economy struggled to maintain a modest level of growth as Europe’s general economic woes, a financial crisis in Cyprus and efforts at home to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) clouded economic prospects. Weakening manufacturing activity and the sequester added to the concerns of U.S. consumers in the new year, even though the sequester has had surprisingly little material impact on the economy to date. In fact, the pace of growth picked up somewhat as 2013 commenced, aided by a decrease in the U.S. unemployment rate and a rebound in the housing market. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even though there has been only modest improvement in the overall pace of economic growth since the current cycle of recovery began in 2009, the trend remains positive. Against this backdrop, U.S. investors bid prices higher on stocks and other riskier assets as central banks continued to pour liquidity into key markets. However, volatility reduced those gains in the final month of the period.

Semiconductors, Software Holdings Detracted from Results

Stock selection and an overweight relative to the benchmark in the semiconductors & semiconductor equipment group and stock selection in software detracted from the Fund’s results. Within semiconductors & semiconductor equipment, a significant slowdown in the personal computer (PC) market had an immediate negative impact on the industry, and positions in Advanced Micro Devices and Marvell Technology Group detracted the most from results. Advanced Micro Devices shares declined as lower PC unit volumes and greater price pressure from the industry’s market leader affected results. Marvell Technology Group, which has significant exposure to the hard disc drive market, also was a victim of weak PC demand among consumers and businesses.

Within the software group, positions in Synopsys and Symantec added value as each rebounded solidly from earlier weakness. However, the gains in these top performers were not enough to offset weakness in entertainment data software company Rovi and voice recognition software maker Nuance, which significantly detracted from results. Rovi was unable to license its intellectual property to a number of consumer electronics companies, and missed earnings expectations in 2012, prompting us to sell the position. Nuance also missed earnings expectations and reduced forward guidance as a result of a slowdown across its health care transcription services division. An underweight in Microsoft also hampered returns,

4	Annual Report 2013

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance (continued)

as the stock moved higher despite the slowdown in PC demand and a weak reception for its Windows 8 operating system.

Computers & Peripherals, Electronic Equipment Aided Returns

Stock selection within computers & peripherals and electronic equipment instruments & components aided relative returns, both in terms of securities the Fund owned and key industry holdings that were underweighted or avoided altogether. Within computers & peripherals, a significant overweight position in digital print technology company Electronics for Imaging helped relative returns as the stock generated strong results. The company reported strong demand as printing shifts from analog to digital. We did well to underweight Apple relative to the benchmark, as its shares declined sharply during the period. Within the electronic equipment instruments & components industry, the Fund gained ground against the index by overweighting Arrow Electronics, which specializes in distribution and value added services relating to electronic components and computer products; IPG Photonics, a manufacturer of fiber lasers and amplifiers; and Vishay Intertechnology, one of the world’s largest manufacturers of discrete semiconductors and passive electronic components, all of which generated solid returns for the period. We exited the Fund’s positions in Arrow Electronics, IPG Photonics and Vishay Intertechnology before the close of the reporting period.

Looking Ahead

We currently believe that fiscal and monetary policies are likely to continue to play a meaningful role in determining whether the current fragile economic recovery blossoms or continues to deliver uninspiring growth in 2013. We intend to adjust the Fund’s exposure accordingly. We are optimistic that the PC supply chain has worked through its excess inventory and are hopeful that the worst is over for PC-related companies. We are still of the opinion that demand for computing is growing globally, and traditional PCs will remain a part of that landscape, along with the fast-growing tablet and smart-phone categories. The Fund remains overweight relative to the benchmark in the software industry, which historically we have found attractive because the recurring revenue aspect of the business improves visibility of future earnings. Within semiconductors, we have focused on the increasing complexity of semiconductor circuitry and the need for increased semiconductor capital equipment spending. The industry is less dependent on the health of the PC market than it was 10 years ago, as more chips are incorporated into autos, appliances and smartphones. Given attractive valuations, investor apathy and positive semiconductor capital equipment trends, we are optimistic that the chip-related holdings in the Fund may also be poised for better performance. Finally, we are currently constructive in our view toward an uptick in enterprise spending, as corporations invest in information technology in an effort to improve productivity. The key question that remains is the timing of such an upward turn.

The Fund’s largest relative underweights remain in the Internet software & services industry, where valuations relative to growth rates appear less attractive, and IT services, where we do not believe the growth rates are as compelling as other areas within technology.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	98.0
Consumer Discretionary	0.9
Financials	0.0	(a)
Industrials	0.6
Information Technology	96.5
Convertible Preferred Stocks	0.1
Information Technology	0.1
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investments in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the fund’s prospectus for information on these and other risks associated with the fund.

Annual Report 2013	5

Columbia Seligman Communications and Information Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.50	1,018.05	7.27	6.94	1.38
Class B	1,000.00	1,000.00	1,111.90	1,017.40	7.95	7.59	1.51
Class C	1,000.00	1,000.00	1,108.40	1,014.31	11.20	10.70	2.13
Class I	1,000.00	1,000.00	1,115.00	1,020.14	5.06	4.84	0.96
Class K (formerly Class R4)	1,000.00	1,000.00	1,113.50	1,018.70	6.59	6.29	1.25
Class R	1,000.00	1,000.00	1,111.50	1,016.80	8.58	8.20	1.63
Class R4 (formerly Class R3)	1,000.00	1,000.00	1,114.00	1,019.10	6.17	5.89	1.17
Class R5	1,000.00	1,000.00	1,114.80	1,019.95	5.27	5.04	1.00
Class Z	1,000.00	1,000.00	1,114.20	1,019.30	5.96	5.69	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, 1.13% for Class I, 1.43% for Class K, 1.76% for Class R, 1.26% for Class R4, 1.18% for Class R5 and 1.26% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective May 1, 2013. If this change had been in place for the entire six month period ended May 31, 2013, the actual expenses paid would have been $7.95 for Class A, $11.90 for Class B, $11.88 for Class C, $5.96 for Class I, $7.54 for Class K, $9.27 for Class R, $6.64 for Class R4, $6.22 for Class R5 and $6.64 for Class Z; the hypothetical expenses paid would have been $7.59 for Class A, $11.35 for Class B, $11.35 for Class C, $5.69 for Class I, $7.19 for Class K, $8.85 for Class R, $6.34 for Class R4, $5.94 for Class R5 and $6.34 for Class Z.

6	Annual Report 2013

Columbia Seligman Communications and Information Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%
Issuer	Shares	Value($)
Consumer Discretionary 0.9%
Diversified Consumer Services 0.4%

LifeLock, Inc.(a)	1,246,229	12,861,083

Media 0.5%

News Corp., Class A	528,000	16,954,080

Total Consumer Discretionary		29,815,163

Financials —%
Diversified Financial Services —%

Hanei Corp.(b)(c)(d)	49,382	—

Total Financials		—

Industrials 0.6%
Commercial Services & Supplies 0.6%

Performant Financial Corp.(a)	1,806,226	19,922,673

Total Industrials		19,922,673

Information Technology 97.5%
Communications Equipment 7.7%

Cisco Systems, Inc.	4,574,900	110,163,592

Flashpoint Technology, Inc.(b)(c)(d)	246,914	—

Nortel Networks Corp.(a)	819	9

QUALCOMM, Inc.	2,318,784	147,196,408

Total		257,360,009

Computers & Peripherals 17.0%

Apple, Inc.	394,000	177,173,920

Electronics for Imaging, Inc.(a)(e)	4,414,100	123,109,249

EMC Corp.(a)	4,641,600	114,926,016

NetApp, Inc.(a)	4,046,100	151,850,133

Total		567,059,318

Internet Software & Services 5.5%

Google, Inc., Class A(a)	153,600	133,694,976

Tencent Holdings Ltd.	521,800	20,538,496

Yahoo!, Inc.(a)	1,056,000	27,772,800

Total		182,006,272
IT Services 2.4%

Cognizant Technology Solutions Corp., Class A(a)	183,300	11,850,345

Global Payments, Inc.	483,900	23,207,844

Visa, Inc., Class A	103,100	18,366,234

Western Union Co. (The)	1,640,200	26,866,476

Total		80,290,899

Common Stocks (continued)
Issuer	Shares	Value($)

Semiconductors & Semiconductor Equipment 31.1%

Advanced Micro Devices, Inc.(a)	10,437,694	41,750,776

Avago Technologies Ltd.	1,960,000	73,911,600

Broadcom Corp., Class A	3,349,000	120,262,590

Intersil Corp., Class A	870,400	7,137,280

KLA-Tencor Corp.	1,489,404	83,838,551

Lam Research Corp.(a)	4,441,625	207,779,218

Lattice Semiconductor Corp.(a)	4,305,833	22,175,040

Marvell Technology Group Ltd.	5,416,197	58,711,576

Microsemi Corp.(a)	3,509,000	76,952,370

NXP Semiconductor NV(a)	1,231,000	37,976,350

RDA Microelectronics, Inc.	414,692	4,441,351

Skyworks Solutions, Inc.(a)	2,171,433	51,810,391

Spansion, Inc., Class A(a)(e)	3,868,723	53,001,505

Teradyne, Inc.(a)(e)	10,832,400	194,333,256

Total		1,034,081,854

Software 33.8%

BMC Software, Inc.(a)	1,083,900	49,095,251

Check Point Software Technologies Ltd.(a)	3,172,243	158,865,929

Citrix Systems, Inc.(a)	1,374,000	88,416,900

Fortinet, Inc.(a)	714,600	13,763,196

Nuance Communications, Inc.(a)	6,150,600	116,861,400

PTC, Inc.(a)	3,976,124	99,840,474

QLIK Technologies, Inc.(a)	384,573	11,829,465

Red Hat, Inc.(a)	226,000	10,899,980

Symantec Corp.(a)	9,688,700	216,929,993

Synopsys, Inc.(a)(e)	9,169,103	334,213,804

VMware, Inc., Class A(a)	299,700	21,314,664

Total		1,122,031,056

Total Information Technology		3,242,829,408

Total Common Stocks
(Cost: $2,639,958,244)		3,292,567,244

Convertible Preferred Stocks 0.1%
Information Technology 0.1%
Computers & Peripherals 0.1%

Silver Peak Systems, Inc.(a)(c)(d)	2,620,545	2,463,313

Total Information Technology		2,463,313

Total Convertible Preferred Stocks
(Cost: $10,041,774)		2,463,313

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2013

(Percentages represent value of investments compared to net assets)

Money Market Funds 2.0%
Shares		Value($)

Columbia Short-Term Cash Fund, 0.109%(e)(f)	65,081,464	65,081,464

Total Money Market Funds
(Cost: $65,081,464)		65,081,464

Total Investments
(Cost: $2,715,081,482)		3,360,112,021

Other Assets & Liabilities, Net		(37,322,154)

Net Assets		3,322,789,867

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Negligible market value.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2013 was $2,463,313, representing 0.07% of net assets. Information concerning such security holdings at May 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Hanei Corp.	09/10/99	—

Flashpoint Technology, Inc.	09/10/99	1,000,844

Silver Peak Systems, Inc.	01/14/08	10,041,774

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2013, the value of these securities amounted to $2,463,313, which represents 0.07% of net assets.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	209,192,452	1,116,504,762	(1,260,615,750)	—	65,081,464	154,609	65,081,464

Electronics For Imaging, Inc.	111,963,946	—	(7,064,387)	(369,533)	104,530,026	—	123,109,249

Spansion, Inc., Class A	34,643,349	23,782,425	(97,300)	(48,673)	58,279,801	—	53,001,505

Synopsys, Inc.	237,362,032	—	(19,195,485)	3,628,647	221,795,194	—	334,213,804

Teradyne, Inc.	76,209,731	96,793,953	(2,179,572)	(51,931)	170,772,181	—	194,333,256

Total	669,371,510	1,237,081,140	(1,289,152,494)	3,158,510	620,458,666	154,609	769,739,278

(f)	The rate shown is the seven-day current annualized yield at May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	29,815,163	—	—	29,815,163

Financials	—	—	—	—

Industrials	19,922,673	—	—	19,922,673

Information Technology	3,222,290,912	20,538,496	—	3,242,829,408

Convertible Preferred Stocks

Information Technology	—	—	2,463,313	2,463,313

Total Equity Securities	3,272,028,748	20,538,496	2,463,313	3,295,030,557

Other

Money Market Funds	65,081,464	—	—	65,081,464

Total Other	65,081,464	—	—	65,081,464

Total	3,337,110,212	20,538,496	2,463,313	3,360,112,021

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Common Stocks ($)	Convertible Preferred Stocks ($)	Total ($)
Balance as of May 31, 2012	1	2,070,231	2,070,232

Accrued discounts/premiums	—	—	—

Realized gain (loss)	(10,032,082)	—	(10,032,082)

Change in unrealized appreciation (depreciation)(a)	10,032,162	393,082	10,425,244

Sales	(81)	—	(81)

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of May 31, 2013	—	2,463,313	2,463,313

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2013 was $393,082, which is comprised of Convertible Preferred Stocks.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain convertible preferred stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund's pro-rata interest in the company's capital balance, estimated earnings of the respective company, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund's pro-rata interest would result in a change to the company's capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities

May 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,094,622,816)	$2,590,372,743

Affiliated issuers (identified cost $620,458,666)	769,739,278

Total investments (identified cost $2,715,081,482)	3,360,112,021

Cash	87

Foreign currency (identified cost $1)	1

Receivable for:

Investments sold	14,193,551

Capital shares sold	1,914,054

Dividends	1,132,253

Prepaid expenses	2,356

Total assets	3,377,354,323

Liabilities

Payable for:

Investments purchased	46,323,214

Capital shares purchased	5,923,931

Investment management fees	78,431

Distribution and/or service fees	35,086

Transfer agent fees	572,017

Administration fees	4,711

Plan administration fees	205

Compensation of board members	81,800

Other expenses	1,545,061

Total liabilities	54,564,456

Net assets applicable to outstanding capital stock	$3,322,789,867

Represented by

Paid-in capital	$2,777,497,471

Excess of distributions over net investment income	(12,679,216)

Accumulated net realized loss	(87,058,927)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	495,749,927

Investments — affiliated issuers	149,280,612

Total — representing net assets applicable to outstanding capital stock	$3,322,789,867

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A

Net assets	$2,411,837,921

Shares outstanding	53,557,211

Net asset value per share	$45.03

Maximum offering price per share(a)	$47.78

Class B

Net assets	$36,917,187

Shares outstanding	1,028,015

Net asset value per share	$35.91

Class C

Net assets	$633,180,026

Shares outstanding	17,670,933

Net asset value per share	$35.83

Class I

Net assets	$6,926

Shares outstanding	145

Net asset value per share(b)	$47.70

Class K(c)

Net assets	$969,244

Shares outstanding	20,572

Net asset value per share(b)	$47.12

Class R

Net assets	$40,999,981

Shares outstanding	938,517

Net asset value per share	$43.69

Class R4(d)

Net assets	$587,652

Shares outstanding	13,333

Net asset value per share	$44.08

Class R5

Net assets	$17,364,924

Shares outstanding	364,696

Net asset value per share	$47.61

Class Z

Net assets	$180,926,006

Shares outstanding	3,806,734

Net asset value per share	$47.53

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Seligman Communications and Information Fund

Statement of Operations

Year ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$23,777,337
Dividends — affiliated issuers	154,609
Interest	3,339
Income from securities lending — net	371,469
Foreign taxes withheld	(44,096)

Total income	24,262,658

Expenses:
Investment management fees	29,194,759
Distribution and/or service fees
Class A	6,198,880
Class B	423,018
Class C	6,446,906
Class R	208,750
Class R4	26
Transfer agent fees
Class A	4,565,592
Class B	77,584
Class C	1,187,197
Class K(a)	496
Class R	76,904
Class R4(b)	101
Class R5	7,889
Class Z	375,171
Administration fees	1,746,336
Plan administration fees
Class K	2,545
Class R4	26
Compensation of board members	77,309
Custodian fees	40,797
Printing and postage fees	653,519
Registration fees	96,171
Professional fees	65,288
Line of credit interest expense	835
Other	352,858

Total expenses	51,798,957
Fees waived by Distributor — Class B	(120,922)
Expense reductions	(32,574)

Total net expenses	51,645,461

Net investment loss	(27,382,803)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(66,765,471)
Investments — affiliated issuers	3,158,510
Foreign currency translations	(16,487)

Net realized loss	(63,623,448)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	321,255,286
Investments — affiliated issuers	142,197,695
Foreign currency translations	(19,172)

Net change in unrealized appreciation (depreciation)	463,433,809

Net realized and unrealized gain	399,810,361

Net increase in net assets resulting from operations	$372,427,558

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Operations

Net investment loss	$(27,382,803)	$(14,041,425)	$(30,973,301)

Net realized gain (loss)	(63,623,448)	95,096,514	187,204,205

Net change in unrealized appreciation (depreciation)	463,433,809	92,820,776	(352,642,399)

Net increase (decrease) in net assets resulting from operations	372,427,558	173,875,865	(196,411,495)

Distributions to shareholders

Net realized gains

Class A	(150,258,720)	—	(105,097,645)

Class B	(3,104,768)	—	(2,736,222)

Class C	(48,430,176)	—	(33,725,376)

Class I	(394)	—	(254)

Class K(b)	(57,845)	—	(42,703)

Class R	(2,611,619)	—	(1,858,800)

Class R4(c)	(1,670)	—	(987)

Class R5	(868,235)	—	(668,299)

Class Z	(11,376,520)	—	(5,870,301)

Total distributions to shareholders	(216,709,947)	—	(150,000,587)

Increase (decrease) in net assets from capital stock activity	(421,713,433)	(61,517,262)	(224,444,190)

Proceeds from regulatory settlements (Note 6)	—	4,675,209	—

Total increase (decrease) in net assets	(265,995,822)	117,033,812	(570,856,272)

Net assets at beginning of year	3,588,785,689	3,471,751,877	4,042,608,149

Net assets at end of year	$3,322,789,867	$3,588,785,689	$3,471,751,877

Excess of distributions over net investment income	$(12,679,216)	$(162,119)	$(137,093)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013		Year Ended May 31, 2012(a)		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)

Capital stock activity

Class A shares

Subscriptions(b)	3,873,710	167,414,137	3,095,789	144,357,473	8,341,796	378,834,855

Distributions reinvested	3,222,429	133,515,104	—	—	2,214,111	90,955,662

Redemptions	(13,556,291)	(585,661,223)	(5,237,856)	(242,814,902)	(16,979,946)	(758,929,521)

Net decrease	(6,460,152)	(284,731,982)	(2,142,067)	(98,457,429)	(6,424,039)	(289,139,004)

Class B shares

Subscriptions	26,658	900,672	7,490	282,172	42,934	1,577,472

Distributions reinvested	72,446	2,394,512	—	—	61,945	2,077,003

Redemptions(b)	(486,348)	(16,963,254)	(222,593)	(8,464,597)	(790,147)	(29,035,791)

Net decrease	(387,244)	(13,668,070)	(215,103)	(8,182,425)	(685,268)	(25,381,316)

Class C shares

Subscriptions	1,081,387	37,396,684	713,958	27,450,019	2,060,413	76,947,943

Distributions reinvested	1,179,357	39,015,954	—	—	779,158	26,148,537

Redemptions	(3,738,953)	(129,823,928)	(1,697,010)	(64,413,720)	(3,391,920)	(123,631,420)

Net decrease	(1,478,209)	(53,411,290)	(983,052)	(36,963,701)	(552,349)	(20,534,940)

Class I shares

Subscriptions	—	—	—	—	5,103	246,913

Redemptions	—	—	—	—	(1,197,236)	(59,746,846)

Net increase (decrease)	—	—	—	—	(1,192,133)	(59,499,933)

Class K shares(c)

Subscriptions	3,206	145,987	2,719	134,209	27,943	1,358,189

Distributions reinvested	1,326	57,450	—	—	992	42,449

Redemptions	(10,191)	(467,663)	(1,450)	(71,045)	(14,889)	(697,571)

Net increase (decrease)	(5,659)	(264,226)	1,269	63,164	14,046	703,067

Class R shares

Subscriptions	362,484	15,172,562	206,557	9,411,445	502,956	22,092,453

Distributions reinvested	53,435	2,150,392	—	—	33,521	1,343,176

Redemptions	(478,486)	(20,110,184)	(306,495)	(13,627,354)	(522,310)	(22,773,502)

Net increase (decrease)	(62,567)	(2,787,230)	(99,938)	(4,215,909)	14,167	662,127

Class R4 shares(d)

Subscriptions	13,170	566,262	36	1,556	142	6,059

Distributions reinvested	31	1,254	—	—	18	720

Redemptions	(488)	(20,426)	—	—	(1,771)	(79,636)

Net increase (decrease)	12,713	547,090	36	1,556	(1,611)	(72,857)

Class R5 shares

Subscriptions	100,858	4,607,578	42,034	2,075,469	173,461	8,344,340

Distributions reinvested	8,649	378,241	—	—	7,853	338,146

Redemptions	(146,464)	(6,863,051)	(36,028)	(1,739,861)	(180,863)	(8,137,987)

Net increase (decrease)	(36,957)	(1,877,232)	6,006	335,608	451	544,499

Class Z shares

Subscriptions	1,375,854	62,498,387	2,297,824	112,005,368	4,336,605	207,542,815

Distributions reinvested	163,420	7,138,665	—	—	56,341	2,426,625

Redemptions	(2,970,577)	(135,157,545)	(533,107)	(26,103,494)	(934,202)	(41,695,273)

Net increase (decrease)	(1,431,303)	(65,520,493)	1,764,717	85,901,874	3,458,744	168,274,167

Total net decrease	(9,849,378)	(421,713,433)	(1,668,132)	(61,517,262)	(5,367,992)	(224,444,190)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Includes conversions of Class B shares to Class A shares, if any.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Seligman Communications and Information Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended December 31,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$42.89		$40.80		$44.71		$38.78		$24.25		$38.20

Income from investment operations:

Net investment loss	(0.29)		(0.14)		(0.29)		(0.29)		(0.37)		(0.36)

Net realized and unrealized gain (loss)	5.15		2.17		(1.88)		6.20		14.81		(13.59)

Increase from payments by affiliate	—		—		0.01		0.01		—		—

Total from investment operations	4.86		2.03		(2.16)		5.92		14.44		(13.95)

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—		—

Proceeds from regulatory settlements	—		0.06		—		0.01		0.09		—

Net asset value, end of period	$45.03		$42.89		$40.80		$44.71		$38.78		$24.25

Total return	11.87%		5.12	%(b)	(4.86	%)(c)	15.29	%(d)(e)	59.92	%(f)	(36.52%)

Ratios to average net assets(g)(h)

Total gross expenses	1.37	%(i)	1.34	%(j)	1.35	%(i)	1.36%		1.61%		1.52%

Total net expenses(k)	1.37	%(i)(l)	1.34	%(j)	1.35	%(i)(l)	1.36%		1.61%		1.52%

Net investment loss	(0.66%)		(0.72	%)(j)	(0.65%)		(0.72%)		(1.18%)		(1.12%)

Supplemental data

Net assets, end of period (in thousands)	$2,411,838		$2,573,957		$2,536,229		$3,066,071		$2,788,834		$1,642,388

Portfolio turnover	61%		38%		66%		105%		150%		133%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Certain line items from prior years have been reclassified to conform to the current presentation.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(l)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$34.89		$33.29		$37.09		$32.42		$20.43		$32.42

Income from investment operations:

Net investment loss	(0.39)		(0.23)		(0.52)		(0.49)		(0.51)		(0.52)

Net realized and unrealized gain (loss)	4.13		1.78		(1.53)		5.14		12.42		(11.47)

Increase from payments by affiliate	—		—		0.00	(b)	0.01		—		—

Total from investment operations	3.74		1.55		(2.05)		4.66		11.91		(11.99)

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—		—

Proceeds from regulatory settlements	—		0.05		—		0.01		0.08		—

Net asset value, end of period	$35.91		$34.89		$33.29		$37.09		$32.42		$20.43

Total return	11.39%		4.81	%(c)	(5.57	%)(d)	14.40	%(e)(f)	58.69	%(g)	(36.98%)

Ratios to average net assets(h)(i)

Total gross expenses	2.12	%(j)	2.10	%(k)	2.10	%(j)	2.11%		2.39%		2.27%

Total net expenses(l)	1.83	%(j)(m)	2.10	%(k)	2.10	%(j)(m)	2.11%		2.39%		2.27%

Net investment loss	(1.13%)		(1.47	%)(k)	(1.40%)		(1.48%)		(1.97%)		(1.87%)

Supplemental data

Net assets, end of period (in thousands)	$36,917		$49,373		$54,282		$85,897		$106,646		$94,086

Portfolio turnover	61%		38%		66%		105%		150%		133%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Certain line items from prior years have been reclassified to conform to the current presentation.

(j)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(k)	Annualized.

(l)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(m)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$34.91		$33.32		$37.12		$32.44		$20.44		$32.43

Income from investment operations:

Net investment loss	(0.49)		(0.23)		(0.51)		(0.49)		(0.51)		(0.50)

Net realized and unrealized gain (loss)	4.13		1.77		(1.54)		5.15		12.43		(11.49)

Increase from payments by affiliate	—		—		0.00	(b)	0.01		—		—

Total from investment operations	3.64		1.54		(2.05)		4.67		11.92		(11.99)

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—		—

Proceeds from regulatory settlements	—		0.05		—		0.01		0.08		—

Net asset value, end of period	$35.83		$34.91		$33.32		$37.12		$32.44		$20.44

Total return	11.06%		4.77	%(c)	(5.56	%)(d)	14.43	%(e)(f)	58.71	%(g)	(36.97%)

Ratios to average net assets(h)(i)

Total gross expenses	2.12	%(j)	2.09	%(k)	2.10	%(j)	2.11%		2.36%		2.27%

Total net expenses(l)	2.12	%(j)(m)	2.09	%(k)	2.10	%(j)(m)	2.11%		2.36%		2.27%

Net investment loss	(1.41%)		(1.47	%)(k)	(1.40%)		(1.48%)		(1.94%)		(1.87%)

Supplemental data

Net assets, end of period (in thousands)	$633,180		$668,588		$670,843		$767,800		$694,889		$447,159

Portfolio turnover	61%		38%		66%		105%		150%		133%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Certain line items from prior years have been reclassified to conform to the current presentation.

(j)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(k)	Annualized.

(l)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(m)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class I	2013		2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$45.08		$42.82		$46.62		$40.29		$34.44

Income from investment operations:

Net investment loss	(0.11)		(0.06)		(0.20)		(0.13)		(0.08)

Net realized and unrealized gain (loss)	5.45		2.26		(1.86)		6.44		5.93

Increase from payments by affiliate	—		—		0.01		0.01		—

Total from investment operations	5.34		2.20		(2.05)		6.32		5.85

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		0.06		—		0.01		—

Net asset value, end of period	$47.70		$45.08		$42.82		$46.62		$40.29

Total return	12.37%		5.28	%(c)	(4.43	%)(d)	15.71	%(e)(f)	16.99%

Ratios to average net assets(g)(h)

Total gross expenses	0.94	%(i)	0.92	%(j)	0.90	%(i)	0.96%		1.00	%(j)

Total net expenses(k)	0.94	%(i)	0.92	%(j)	0.90	%(i)	0.96%		1.00	%(j)

Net investment loss	(0.23%)		(0.30	%)(j)	(0.41%)		(0.31%)		(0.50	%)(j)

Supplemental data

Net assets, end of period (in thousands)	$7		$7		$6		$55,590		$39,507

Portfolio turnover	61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Certain line items from prior years have been reclassified to conform to the current presentation.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class K(a)	2013		2012(b)		2011		2010		2009(c)
Per share data
Net asset value, beginning of period	$44.69		$42.50		$46.42		$40.24		$34.44

Income from investment operations:

Net investment loss	(0.24)		(0.12)		(0.25)		(0.24)		(0.12)

Net realized and unrealized gain (loss)	5.39		2.25		(1.93)		6.40		5.92

Increase from payments by affiliate	—		—		0.01		0.01		—

Total from investment operations	5.15		2.13		(2.17)		6.17		5.80

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		0.06		—		0.01		—

Net asset value, end of period	$47.12		$44.69		$42.50		$46.42		$40.24

Total return	12.04%		5.15	%(d)	(4.71	%)(e)	15.36	%(f)(g)	16.84%

Ratios to average net assets(h)(i)

Total gross expenses	1.24	%(j)	1.23	%(k)	1.23	%(j)	1.26%		1.28	%(k)

Total net expenses(l)	1.24	%(j)	1.23	%(k)	1.23	%(j)	1.26%		1.28	%(k)

Net investment loss	(0.53%)		(0.60	%)(k)	(0.54%)		(0.58%)		(0.76	%)(k)

Supplemental data

Net assets, end of period (in thousands)	$969		$1,172		$1,061		$507		$8

Portfolio turnover	61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 1 to May 31.

(c)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(g)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Certain line items from prior years have been reclassified to conform to the current presentation.

(j)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(k)	Annualized.

(l)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$41.78		$39.79		$43.75		$38.09		$23.89		$37.73

Income from investment operations:

Net investment loss	(0.39)		(0.18)		(0.39)		(0.41)		(0.46)		(0.43)

Net realized and unrealized gain (loss)	5.02		2.12		(1.83)		6.05		14.57		(13.41)

Increase from payments by affiliate	—		—		0.01		0.01		—		—

Total from investment operations	4.63		1.94		(2.21)		5.65		14.11		(13.84)

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—		—

Proceeds from regulatory settlements	—		0.05		—		0.01		0.09		—

Net asset value, end of period	$43.69		$41.78		$39.79		$43.75		$38.09		$23.89

Total return	11.63%		5.00	%(b)	(5.08	%)(c)	14.86	%(d)(e)	59.44	%(f)	(36.68%)

Ratios to average net assets(g)(h)

Total gross expenses	1.62	%(i)	1.59	%(j)	1.60	%(i)	1.70%		1.93%		1.77%

Total net expenses(k)	1.62	%(i)(l)	1.59	%(j)	1.60	%(i)(l)	1.70%		1.93%		1.77%

Net investment loss	(0.92%)		(0.98	%)(j)	(0.90%)		(1.06%)		(1.50%)		(1.37%)

Supplemental data

Net assets, end of period (in thousands)	$41,000		$41,829		$43,815		$47,554		$37,012		$19,695

Portfolio turnover	61%		38%		66%		105%		150%		133%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Certain line items from prior years have been reclassified to conform to the current presentation.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(l)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R4(a)	2013		2012(b)		2011		2010		2009(c)
Per share data
Net asset value, beginning of period	$42.00		$39.98		$43.89		$38.13		$32.67

Income from investment operations:

Net investment loss	(0.30)		(0.16)		(0.38)		(0.35)		(0.16)

Net realized and unrealized gain (loss)	5.10		2.13		(1.79)		6.09		5.62

Increase from payments by affiliate	—		—		0.01		0.01		—

Total from investment operations	4.80		1.97		(2.16)		5.75		5.46

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—

Proceeds from regulatory settlements	—		0.05		—		0.01		—

Net asset value, end of period	$44.08		$42.00		$39.98		$43.89		$38.13

Total return	11.99%		5.05	%(d)	(4.95	%)(e)	15.11	%(f)(g)	16.71%

Ratios to average net assets(h)(i)

Total gross expenses	1.22	%(j)	1.48	%(k)	1.47	%(j)	1.51%		1.54	%(k)

Total net expenses(l)	1.22	%(j)	1.48	%(k)	1.47	%(j)	1.51%		1.54	%(k)

Net investment loss	(0.71%)		(0.85	%)(k)	(0.85%)		(0.90%)		(1.08	%)(k)

Supplemental data

Net assets, end of period (in thousands)	$588		$26		$23		$96		$16

Portfolio turnover	61%		38%		66%		105%		150%

Notes to Financial Highlights

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(c)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(g)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Certain line items from prior years have been reclassified to conform to the current presentation.

(j)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(k)	Annualized.

(l)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class R5	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$45.03		$42.77		$46.60		$40.28		$25.08		$39.32

Income from investment operations:

Net investment loss	(0.13)		(0.07)		(0.12)		(0.15)		(0.27)		(0.21)

Net realized and unrealized gain (loss)	5.43		2.27		(1.97)		6.45		15.38		(14.03)

Increase from payments by affiliate	—		—		0.01		0.01		—		—

Total from investment operations	5.30		2.20		(2.08)		6.31		15.11		(14.24)

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—		—		—

Total distributions to shareholders	(2.72)		—		(1.75)		—		—		—

Proceeds from regulatory settlements	—		0.06		—		0.01		0.09		—

Net asset value, end of period	$47.61		$45.03		$42.77		$46.60		$40.28		$25.08

Total return	12.29%		5.28	%(b)	(4.49	%)(c)	15.69	%(d)(e)	60.60	%(f)	(36.22%)

Ratios to average net assets(g)(h)

Total gross expenses	0.99	%(i)	0.98	%(j)	0.97	%(i)	1.00%		1.27%		1.04%

Total net expenses(k)	0.99	%(i)	0.98	%(j)	0.97	%(i)	1.00%		1.27%		1.04%

Net investment loss	(0.28%)		(0.35	%)(j)	(0.27%)		(0.37%)		(0.87%)		(0.64%)

Supplemental data

Net assets, end of period (in thousands)	$17,365		$18,085		$16,922		$18,414		$14,853		$20,164

Portfolio turnover	61%		38%		66%		105%		150%		133%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.36%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Certain line items from prior years have been reclassified to conform to the current presentation.

(i)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(j)	Annualized.

(k)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended December 31,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$45.01		$42.77		$46.62		$41.62

Income from investment operations:

Net investment loss	(0.19)		(0.09)		(0.15)		(0.06)

Net realized and unrealized gain (loss)	5.43		2.27		(1.96)		5.05

Increase from payments by affiliate	—		—		0.01		0.01

Total from investment operations	5.24		2.18		(2.10)		5.00

Less distributions to shareholders:

Net realized gains	(2.72)		—		(1.75)		—

Total distributions to shareholders	(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		0.06		—		—

Net asset value, end of period	$47.53		$45.01		$42.77		$46.62

Total return	12.16%		5.24	%(c)	(4.53	%)(d)	12.01	%(e)

Ratios to average net assets(f)(g)

Total gross expenses	1.12	%(h)	1.09	%(i)	1.09	%(h)	1.13	%(i)

Total net expenses(j)	1.12	%(h)(k)	1.09	%(i)	1.09	%(h)(k)	1.13	%(i)

Net investment loss	(0.41%)		(0.45	%)(i)	(0.33%)		(0.50	%)(i)

Supplemental data

Net assets, end of period (in thousands)	$180,926		$235,749		$148,571		$679

Portfolio turnover	61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Certain line items from prior years have been reclassified to conform to the current presentation.

(h)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(k)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Seligman Communications and Information Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are generally available only to omnibus retirement plans and certain other eligible investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time.

Annual Report 2013	25

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

26	Annual Report 2013

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.850% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2013, other expenses paid to this company were $10,582.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2013	27

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Prior to October 27, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended May 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.17
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019.

At May 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $2,695,927. The liability remaining at May 31, 2013 for non-recurring charges associated with the lease amounted to $1,372,035 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $32,574.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $20,423,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

28	Annual Report 2013

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

Effective January 1, 2013, the Distributor has voluntarily agreed to waive the 0.75% distribution fee for Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,138,666 for Class A, $52,700 for Class B and $34,022 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

May 1, 2013 through September 30, 2013
Class A	1.51%
Class B	2.26
Class C	2.26
Class I	1.13
Class K	1.43
Class R	1.76
Class R4	1.26
Class R5	1.18
Class Z	1.26

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Class B distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to May 1, 2013, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, change in equalization utilized in prior years, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, late-year ordinary losses and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$14,865,706
Accumulated net realized loss	15,920,711
Paid-in capital	(30,786,417)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013 ($)	Period Ended May 31, 2012 ($)	Year Ended December 31, 2011 ($)
Ordinary income	66,375,863	—	—
Long-term capital gains	150,334,084	—	150,000,587
Total	216,709,947	—	150,000,587

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	625,070,473

Annual Report 2013	29

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

At May 31, 2013, the cost of investments for federal income tax purposes was $2,735,041,548 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$685,881,167
Unrealized depreciation	(60,810,694)
Net unrealized appreciation	625,070,473

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	27,509,925
Unlimited long-term	39,588,936
Total	67,098,861

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2013, the Fund will elect to treat late year ordinary losses of $12,369,364 as arising on June 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,021,991,417 and $2,468,955,557, respectively, for the year ended May 31, 2013.

Note 6. Regulatory Settlements

During the period ended May 31, 2012, the Fund received $4,675,209 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 13.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may

30	Annual Report 2013

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2013

borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended May 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $8,300,000 at a weighted average interest rate of 1.21%.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	31

Columbia Seligman Communications and Information Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Communications and Information Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 24, 2013

32	Annual Report 2013

Columbia Seligman Communications and Information Fund

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	14.17%
Dividends Received Deduction	13.83%
Capital Gain Dividend	$157,850,061

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	33

Columbia Seligman Communications and Information Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	35

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36	Annual Report 2013

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	37

Columbia Seligman Communications and Information Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

38	Annual Report 2013

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Annual Report 2013	39

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the management team) are contemplated to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, and that even though the Fund has surpassed most of its breakpoints, it has yet to approach an asset level that fully employs them.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

40	Annual Report 2013

Columbia Seligman Communications and Information Fund

Shareholder Meeting Results

(Unaudited)

At a Joint Special Meeting of Shareholders held on February 27, 2013 (the “Meeting”), shareholders of the Fund considered a proposal for the reclassification of the Fund from a “diversified fund” to a “non-diversified fund,” as such terms are defined in the Investment Company Act of 1940, as amended. The proposal was approved at an adjourned meeting held on May 13, 2013. The votes cast for or against as well as the number of abstentions and broker non-votes as to the proposal are set forth below. A vote is based on total dollar interest in the Fund as of the record date of the Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,003,647	2,870,425	2,746,631	0

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44	Annual Report 2013

Columbia Seligman Communications and Information Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN219_05_C01_(07/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$349,900	$386,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$8,000	$5,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 also includes Audit-Related Fees for agreed upon procedures related to fund mergers.

The fees for the fiscal year ended May 31, 2013 and May 31, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$5,000	$9,800

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant and issuance of consents for Form N-14 merger filings.  Fiscal year 2012 includes fees billed for the review of yield calculations.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$78,200	$42,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for the fiscal year ended May 31, 2013 and May 31, 2012 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$0	$112,500

In fiscal year 2012, these fees consist of fees billed for a subscription to a tax database and tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$312,500	$166,000

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$403,700	$336,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 30, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 30, 2013